                                            Registration Statement No.  33-43628
                                                                        811-6465

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 19

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 19

                           THE TRAVELERS SERIES TRUST
                           --------------------------
                           (Exact name of Registrant)

                 ONE TOWER SQUARE, HARTFORD, CONNECTICUT  06183
                 ----------------------------------------------
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (860) 277-0111
                                                           --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Trustees
                           The Travelers Series Trust
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box):


         immediately upon filing pursuant to paragraph (b).
-------
  X      on May 1, 1997 pursuant to paragraph (b).
-------
         60 days after filing pursuant to paragraph (a)(1).
-------
         on            pursuant to paragraph (a)(1)
-------     ----------
         75 days after filing pursuant to paragraph (a)(2).
-------
         on            pursuant to paragraph (a)(2) of Rule 485.
-------     ----------

If appropriate, check the following box:
         this post-effective amendment designates a new effective date for a
------   previously filed post-effective amendment.

AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE REGISTRANT WERE REGISTERED PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. A RULE 24f-2 NOTICE FOR REGISTRANT'S FISCAL YEAR ENDED DECEMBER 31, 1996 WAS FILED ON FEBRUARY 28, 1997.

                           THE TRAVELERS SERIES TRUST

  Cross-Reference Sheet pursuant to Rule 495 under the Securities Act of 1933


ITEM
NO.                                                             CAPTION IN PROSPECTUS
---                                                             ---------------------
1.     Cover Page                                               Cover Page
2.     Synopsis                                                 Cover Page
3.     Condensed Financial Information                          Financial Highlights
4.     General Description of Registrant                        Cover Page; The Travelers Series Trust;
                                                                   Investment Objectives and Policies
5.     Management of the Fund                                   Board of Trustees; Investment Manager;
                                                                   Investment Subadvisers; Securities
                                                                   Transactions; Fund Expenses; Additional
                                                                   Information
6.     Capital Stock and Other Securities                       Fund Description; Dividends and
                                                                   Distributions;  Shareholder Rights
                                                                   Net Asset Value
7.     Purchase of Securities Being Offered                     Shareholder Rights
8.     Redemption or Repurchase                                 Net Asset Value
9.     Legal Proceedings                                        Legal Proceedings
                                                                CAPTION IN STATEMENT OF ADDITIONAL
                                                                INFORMATION
                                                                --------------------------------------
10.    Cover Page                                               Cover Page
11.    Table of Contents                                        Table of Contents
12.    General Information and History                          Not Applicable
13.    Investment Objectives and Policies                       Investment Objectives and Policies;
                                                                   Investment Restrictions; Appendix
14.    Management of the Registrant                             Trustees and Officers
15.    Control Persons and Principal                            Additional Information
          Holders of Securities
16.    Investment Advisory and                                  Investment Adviser; Investment Subadvisers;
          Other Services                                           Additional Information
17.    Brokerage Allocation                                     Brokerage
18.    Capital Stock and Other                                  Declaration of Trust
          Securities
19.    Purchase, Redemption and Pricing                         Valuation of Securities
          of Securities Being Offered
20.    Tax Status                                               Distributions and Taxes
21.    Underwriters                                             Not Applicable
22.    Calculation of Performance Data                          Not Applicable
23.    Financial Statements                                     Additional Information


                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                              UTILITIES PORTFOLIO
                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-422-3985
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is a diversified open-end management investment company (mutual fund) which consists of multiple series of shares (the "Portfolios"), each with its own investment objective and policies. The Portfolios of the Series Trust described herein are the U.S. Government Securities Portfolio, the Utilities Portfolio, and the Zero Coupon Bond Fund Portfolios (Series 1998, 2000 and 2005).

Shares of the Portfolios are currently offered without a sales charge to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively, "the Company" or "The Travelers"). The Portfolios serve as investment vehicles for variable annuity and variable life insurance contracts issued by the Company. All Portfolios described herein may not be available under all variable contracts. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Portfolios as investment vehicles now or in the future.

This Prospectus concisely sets forth the information about the Series Trust and applicable Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.


THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS -- U.S. Government Securities Portfolio..........................    3
FINANCIAL HIGHLIGHTS -- Utilities Portfolio...........................................    4
FINANCIAL HIGHLIGHTS -- Zero Coupon Bond Fund Portfolios
  (Series 1998, 2000, 2005)...........................................................    5
FUND DESCRIPTION......................................................................    6
U.S. GOVERNMENT SECURITIES PORTFOLIO..................................................    6
  Investment Objective and Policies...................................................    6
  Investment Restrictions.............................................................    7
  Risk Factors........................................................................    7
UTILITIES PORTFOLIO...................................................................    7
  Investment Objective and Policies...................................................    7
  Investment Restrictions.............................................................    8
  Risk Factors and Special Considerations.............................................    9
ZERO COUPON BOND FUND PORTFOLIOS (Series 1998, 2000, 2005)............................   10
  Investment Objective and Policies...................................................   10
  Investment Restrictions.............................................................   10
  Risk Factors and Special Considerations Relating to Maturity........................   11
  Tax Considerations..................................................................   12
BOARD OF TRUSTEES.....................................................................   13
INVESTMENT ADVISERS...................................................................   13
  TAMIC...............................................................................   13
  Portfolio Managers -- U.S. Government Securities Portfolio;
     Zero Coupon Bond Fund Portfolios.................................................   13
  Advisory Fees -- U.S. Government Securities Portfolio;
     Zero Coupon Bond Fund Portfolios.................................................   14
  SBMFM...............................................................................   14
  Portfolio Manager -- Utilities Portfolio............................................   14
  Advisory Fees -- Utilities Portfolio................................................   14
FUND ADMINISTRATION...................................................................   14
SECURITIES TRANSACTIONS...............................................................   15
FUND EXPENSES.........................................................................   15
TRANSFER AGENT........................................................................   15
SHAREHOLDER RIGHTS....................................................................   16
NET ASSET VALUE.......................................................................   16
TAX STATUS............................................................................   17
DIVIDENDS AND DISTRIBUTIONS...........................................................   17
LEGAL PROCEEDINGS.....................................................................   17
ADDITIONAL INFORMATION................................................................   17
EXHIBIT A.............................................................................   18


                                    SERIES-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per share data for the U.S. Government Securities Portfolio for each of the four years in the period ended December 31, 1996 and the period January 24, 1992 (date operations commenced) to December 31, 1992 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the applicable periods ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI.



                                                                                                JANUARY
                                                                                                24,(1)
                                                       YEAR ENDED DECEMBER 31,                    TO
                                             --------------------------------------------    DECEMBER 31,
                                               1996        1995        1994        1993          1992
----------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of period...... $  12.43    $  10.58    $  11.63    $  10.79       $ 10.00
Income from operations
  Net investment income.....................     0.68        0.65        0.60        0.57          0.53
  Net gains on securities (realized and
    unrealized).............................    (0.52)       1.80       (1.23)       0.44          0.26
                                             --------    --------    --------    --------    -------------
    Total from operations...................     0.16        2.45       (0.63)       1.01          0.79
Less distributions from(5)
  Net investment income.....................    (1.55)      (0.60)      (0.39)      (0.17)           --
  Net realized gains........................    (0.18)         --       (0.03)         --            --
                                             --------    --------    --------    --------    -------------
    Total distributions..................... $  (1.73)   $  (0.60)   $  (0.42)   $  (0.17)           --
                                             --------    --------    --------    --------    -------------
  Net asset value, end of period............ $  10.86    $  12.43    $  10.58    $  11.63       $ 10.79
                                              =======     =======     =======     =======    ===========
TOTAL RETURN(2)............................. $   1.46%   $  24.42%      (5.64)%      9.48%         7.90%
NET ASSETS, END OF PERIOD (THOUSANDS)....... $ 26,009    $ 28,192    $ 24,522    $ 25,520       $ 9,017

RATIOS TO AVERAGE NET ASSETS
  Expenses(4)...............................     0.62%       0.56%       0.71%       0.58%         0.38%(3)
  Net income................................     5.68%       5.80%       5.56%       5.04%         4.72%(3)
  Portfolio turnover rate...................      501%        214%         16%         51%           25%
 (1) Date operations commenced.
 (2) Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
     Shares in the U.S. Government Securities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For the periods less than one year, total returns are not annualized.
 (3) Annualized.
 (4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 0.77% and 0.72% for the year ended December 31, 1993 and the period ended
     December 31, 1992, respectively. For the years ended December 31, 1996, 1995 and 1994, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations.
 (5) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996, net realized short-term capital gains were included in distributions from net investment income.


                                    SERIES-3

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per share data for the Utilities Portfolio for the years ended December 31, 1996 and 1995 and the period February 4, 1994 (date operations commenced) to December 31, 1994 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the applicable periods ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI.



                                                                                                FEBRUARY
                                                                         YEAR ENDED              4,(1)
                                                                        DECEMBER 31,               TO
                                                                    ---------------------     DECEMBER 31,
                                                                      1996         1995           1994
----------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of period..........................    $  12.85     $  10.17        $10.00
Income from operations
  Net investment income.........................................    $   0.47         0.48          0.35
  Net realized and unrealized gain (loss).......................        0.47         2.44         (0.18)
                                                                    --------     --------     ------------
    Total from operations.......................................        0.94         2.92          0.17
Less Distributions from(6)
  Net investment income.........................................       (0.84)       (0.24)           --
  Net realized gains............................................       (0.73)          --            --
                                                                    --------     --------     ------------
    Total distributions.........................................       (1.57)       (0.24)           --
                                                                    --------     --------     ------------
  Net asset value, end of period................................    $  12.22     $  12.85        $10.17
                                                                     =======      =======     ===========
TOTAL RETURN(2).................................................        7.47%       29.29%         1.70%
NET ASSETS, END OF PERIOD (THOUSANDS)...........................    $ 18,214     $ 15,340        $5,757

RATIOS TO AVERAGE NET ASSETS
  Expenses to(3)................................................        1.07%        1.25%         1.25%(5)
  Net investment income.........................................        3.88%        4.29%         3.86%(5)
  Portfolio turnover rate.......................................          39%          25%           32%
  Average Commission Rate Paid(4)...............................    $   0.06           --            --
  (1) Date operations commenced.
  (2) Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
      Shares in the Utilities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. The total return does not reflect contract charges or fees assessed by The Travelers separate accounts. For periods less than one year, total returns are not annualized.
  (3) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with the voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.27% and 3.49% annualized for the years ended December 31, 1995 and the period ended December 31, 1994, respectively. For the year ended December 31, 1996, there were no expense reimbursements by the Travelers in connection with the voluntary expense limitations.
  (4) The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.
  (5) Annualized.
  (6) For the year ended December 31, 1996, distributions from realized gains include both net short-term and long-term capital gains. Prior to 1996, net realized short-term capital gains were included in distributions from net investment income.


                                    SERIES-4

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                        ZERO COUPON BOND FUND PORTFOLIOS
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per share data for the Zero Coupon Bond Fund Portfolios (Series 1998, 2000, 2005) for the year ended December 31, 1996 and the period October 11, 1995 (date operations commenced) to December 31, 1995 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the applicable periods ended December 31, 1996 is contained in the Funds' Annual Report which should be read along with this information and which is incorporated by reference into the SAI.



                                                  YEAR ENDED                             OCTOBER 11(1) TO
                                              DECEMBER 31, 1996                          DECEMBER 31, 1995
                                   ----------------------------------------   ---------------------------------------
                                   SERIES 1998    SERIES 2000   SERIES 2005   SERIES 1998   SERIES 2000   SERIES 2005
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period........................    $10.25        $ 10.31       $ 10.48       $ 10.00       $ 10.00       $ 10.00
Income from operations
  Net investment income...........      0.53           0.50          0.48          0.12          0.13          0.13
  Net realized and unrealized gain
    (loss)........................     (0.13)         (0.22)        (0.38)         0.13          0.18          0.35
                                   ------------   -----------   -----------   -----------   -----------   -----------
    Total from operations.........      0.40           0.28          0.10          0.25          0.31          0.48
Less Distributions From:
  Net investment income...........     (0.65)         (0.63)        (0.61)           --            --            --
  Net realized gains..............     (0.01)            --            --            --            --            --
                                   ------------   -----------   -----------   -----------   -----------   -----------
Total Distributions...............     (0.66)         (0.63)        (0.61)           --            --            --
                                   ------------   -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD....    $ 9.99        $  9.96       $  9.97       $ 10.25       $ 10.31       $ 10.48
                                   =========      =========     =========     =========     =========     =========
TOTAL RETURN(2)...................      3.94%          2.76%         0.90%         2.50%         3.10%         4.80%
  Net assets, end of period
    (thousands)...................    $1,303        $ 1,565       $ 2,054       $ 1,024       $ 1,029       $ 1,050
RATIO TO AVERAGE NET ASSETS
  Expenses(3).....................      0.15%          0.15%         0.15%         0.15%(4)      0.15%(4)      0.15%(4)
  Net investment income...........      5.64%          5.74%         6.14%         5.55%(4)      5.61%(4)      5.89%(4)
  Portfolio turnover rate.........        19%            33%           17%           20%           34%           23%
 (1) Date operations commenced.
 (2) Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
     Shares of the three Zero Coupon Bond Fund Portfolios are only sold to The Travelers separate accounts in connection with the issuance of variable life insurance contracts. The total return does not reflect contract charges or fees assessed by The Travelers separate accounts. For periods less than one year, total returns are not annualized.
 (3) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with the voluntary expense limitations. Without the expense reimbursements, the ratios of operating expenses to average net assets would have been, on an annualized basis for 1995, 6.51%, 6.51%, and 6.48% for Series
     1998, 2000 and 2005, respectively and 1996, would have been 2.82%, 2.49% and 2.17%, respectively.
 (4) Annualized.


                                    SERIES-5

                                FUND DESCRIPTION

--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into multiple series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Five Portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus.


                      U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The U.S. Government Securities Portfolio's investment objective is to seek the highest credit quality, current income and total return. To achieve this objective, the U.S. Government Securities Portfolio invests primarily in direct obligations of the United States, obligations of its instrumentalities supported by its full faith and credit, and obligations issued or guaranteed by federal agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which are not supported by the full faith and credit of the United States. The Portfolio may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis.

When market conditions warrant, the U.S. Government Securities Portfolio may adopt a defensive position by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. Government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government securities. The investments of the U.S. Government Securities Portfolio in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. (For a description of these rating systems, see the Appendix to the SAI.)

Direct obligations of the United States include Treasury Bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance of between one and ten years, and Treasury Bonds which have maturities at issuance of greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit include: Government National Mortgage Association, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System, Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority. Federal agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

The U.S. Government Securities Portfolio may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Portfolio to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Portfolio may also purchase put and call options for bona fide hedging purposes.

                                    SERIES-6

The U.S. Government Securities Portfolio may use exchange-traded futures contracts as a hedge to protect against changes in interest rates.

A detailed discussion of certain types of investments and investment techniques utilized by the U.S. Government Securities Portfolio is included in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The U.S. Government Securities Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The U.S. Government Securities Portfolio will not: (1) invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities, for which there is no limit); (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Portfolio's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities of the United States, its agencies or instrumentalities, for which there is no limit); and (4) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

RISK FACTORS

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the Portfolio's securities will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities.

                              UTILITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The primary investment objective of the Utilities Portfolio (the "Portfolio") is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio's investment objectives may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries. For purposes of this Prospectus, the utility industries are deemed to be comprised of companies principally engaged in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. For purposes of this prospectus, "principally engaged" means that at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of

                                    SERIES-7
return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, U.S. government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved (such lower-rated securities are commonly known as "junk bonds"). The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements. (For a description of the rating systems identified above, see the Appendix to the SAI.)

The Utilities Portfolio has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Portfolio to achieve its investment objectives. Included among these strategies are lending its portfolio securities, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which are discussed in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

     1. purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     2. purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

     3. purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio;

     4. make short sales of securities or maintain a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     5. borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount

                                    SERIES-8
borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;

     6. pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and
        (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets;

     7. invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     8. make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     9. concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.


   10. will not purchase illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.


       RISK FACTORS AND SPECIAL CONSIDERATIONS

Investment in the Utilities Portfolio may involve above-average risk of loss because of, among other things, the Portfolio's use of strategies and techniques that may be considered to be speculative. The strategy followed by the Portfolio and certain of the strategies and techniques used by the Portfolio depend on forecasts made by Greenwich Street Advisors that may or may not prove to be correct.

Because the Portfolio concentrates its investments in one sector, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The Portfolio is particularly subject to risks that are inherent to the utility industries that make up this sector, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restriction on operations and increased cost and delays attributable to environmental consideration and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities which are issuers of the securities held by the Portfolio have been experiencing one or more of these problems in varying

                                    SERIES-9
degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The objective of each of the three Zero Coupon Bond Portfolios is to provide as high an investment return as is consistent with the preservation of capital. Each Portfolio's investment objective may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that a Portfolio will achieve its investment objective.

Each Portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Portfolio at substantial discounts from their values at maturity. The Zero Coupon Bond Portfolios may not be appropriate for contract owners who do not plan to allocate their premiums to the Portfolios for the long-term or until maturity.

Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described in Exhibit A to this prospectus.

The remaining 35% of each Zero Coupon Bond Portfolio's assets may be invested in non-zero coupon securities such as common stock and other equity securities, bonds and other debt securities, and money market instruments.

Each Zero Coupon Bond Portfolio may invest up to 25% of its assets in securities of foreign issuers. Investments in Stripped Eurodollar Obligations where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions, tax laws and laws limiting the amount and types of foreign investments. Stripped Eurodollar Obligations involve special risks associated with investment in foreign securities related to market, currency, economic, political, and other factors.

To provide income for expenses, redemption payments, and cash dividends, up to 20% of each Portfolio's assets may be invested in money market instruments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of majority of the outstanding voting securities of each Zero Coupon Bond Portfolio, as defined in the 1940 Act. Each of the Zero Coupon Bond Portfolios will not:

     (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

                                    SERIES-10

     (3) purchase securities on margin, except that each Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by a Portfolio;

     (4) make short sales of securities or maintain a short position, except to the extent of 5% of each Portfolio's net assets and except that a Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     (5) borrow money, including reverse repurchase agreements, except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments;

     (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of a Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
         (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets;

     (7) invest in commodities, except that each Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     (9) concentrate in any industry.

In addition, the Portfolios will not purchase illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of a Portfolio would be invested in such securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MATURITY

Various levels of risk are involved with each Zero Coupon Bond Portfolio. The risks inherent in investing in any of the Portfolios are that their net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying securities of the Portfolios.

Stripped securities investments, like other investments in debt securities, are subject to certain risks, including credit and market risks. To the extent that the Portfolios invest in Stripped Securities other than Stripped Treasury Securities, such investments will be rated at least A by one or more nationally recognized statistical rating agencies. Such securities are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and have some speculative characteristics. The Zero Coupon Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

Stripped Securities do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial or "deep"

                                    SERIES-11
discount from their face amounts. The market value of Stripped Securities and, therefore, of the shares of the Zero Coupon Bond Portfolios, will fluctuate with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

Special Considerations Relating to Maturity: The Series Trust currently offers three separate Zero Coupon Bond Portfolios, each maturing on the third Friday of December of its specific maturity year (the "Target Date"): 1998, 2000, and 2005. On each Portfolio's Target Date, the Portfolio will be converted to cash and an investor may invest in another of the Contract's Funds. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Smith Barney Money Market Portfolio or Cash Income Trust, as applicable, and the Policyholder will be notified of such event.

Because each Portfolio will be primarily invested in zero coupon securities, investors whose premiums are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Portfolio. However, the net asset value of a Portfolio's shares increases or decreases with changes in the market value of that Portfolio's investments, which tends to vary inversely with changes in prevailing interest rates. If shares of a Zero Coupon Bond Portfolio are redeemed prior to the maturity of the Portfolio, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

The Portfolio's investment adviser will attempt to maintain the average duration of each Portfolio to within twelve months of the Portfolio's Target Date. Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help identify and control reinvestment risk. Since each Portfolio will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some reinvestment risk with respect to those other investments. By balancing investments with slightly longer and shorter durations, the investment adviser believes it can maintain a Portfolio's average duration within twelve months of the Portfolio's Target Date and thereby reduce its reinvestment risk. Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Investors can expect more appreciation from a Zero Coupon Bond Portfolio during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, a Zero Coupon Bond Portfolio will normally decline more in price than interest-paying securities of similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Funds and are expected to diminish as a Portfolio approaches its maturity date. Interest rates can change suddenly and unpredictably.

In addition, due to securities maturing prior to the termination of the Zero Coupon Bond Portfolio, a risk that the proceeds from the sale of such securities will not be reinvested at the same interest rate which was available at the time of the contract owner's purchase may exist. As an example, in a falling interest rate environment, proceeds for securities that mature prior to the termination date of a Zero Coupon Bond Portfolio will be reinvested at a lower rate. Similarly, in a rising interest environment, the proceeds will be invested at a higher interest rate.

TAX CONSIDERATIONS

Under the federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Zero Coupon Bond Portfolios each year, even though such Portfolio will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of such Portfolio which must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent

                                    SERIES-12
such distributions are paid in cash, the Portfolio may have to generate the required cash from interest earned on non-zero coupon securities such as corporate bonds or possibly from the disposition of zero coupon securities.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

Additionally, the Board of Trustees annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies, and takes any other actions necessary in connection with the operation and management of the Series Trust.

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment advisory services to the Portfolios. Travelers Asset Management International Corporation (TAMIC) and Smith Barney Mutual Funds Management Inc. (SBMFM) (collectively, the "investment advisers") provide investment advice and, in general, supervise the management and investment programs of the Portfolios of the Series Trust.

TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to serving as the investment adviser for the U.S. Government Securities Portfolio, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts and for offshore insurance companies affiliated with The Travelers.

PORTFOLIO MANAGERS -- U.S. GOVERNMENT SECURITIES PORTFOLIO;
ZERO COUPON BOND FUND PORTFOLIOS

The U.S. Government Securities Portfolio has been managed by Joseph M. Mullally since mid-1995. Mr. Mullally is a 1989 graduate of the Massachusetts Institute of Technology with a degree in Economics and minor in Mathematics. While at MIT he worked three years as a research assistant at the Sloan School and the Harvard Business School. Areas of research included interest rate expectations, foreign exchange rate expectations and causality among price volatility, volume and investor expectations. Prior to joining The Travelers, he spend six years at CS First Boston. He was the Corporate Fixed Income Strategist, Chief Fixed Income Strategist and Global Product Manager for Government Securities. He has worked extensively with mortgages, corporates, treasuries, and other investment grade securities. He also worked in the Portfolio Strategy Group for several years, focusing on constructing portfolios to outperform benchmark indices.

The Zero Coupon Bond Fund Portfolios are managed by David A. Tyson, Ph.D. and CFA. Mr. Tyson is currently Senior Vice President and the head of the Company's Portfolio Management Group. He directly manages The Travelers Annuity, Life Surplus and Convertible portfolios. His previous

                                    SERIES-13
responsibilities have included managing The Travelers Derivatives, Mortgage-Backed and Quantitative Investment Groups. Mr. Tyson joined The Travelers in 1985 and TAMIC in 1994. He previously spent seven years with the Equitable Investment Management Corporation where he was responsible for quantitative equity research and new product development.

ADVISORY FEES -- U.S. GOVERNMENT SECURITIES PORTFOLIO;
ZERO COUPON BOND FUND PORTFOLIOS

Under its Advisory Agreement with the U.S. Government Securities Portfolio, TAMIC is paid an amount equivalent to 0.3233%, on an annual basis, of the average daily net assets of the Portfolio. Under its Advisory Agreement with the Zero Coupon Bond Portfolios, TAMIC is paid an amount equivalent on an annual basis to .10% of the average daily net assets of each Portfolio. The fees are computed daily and paid weekly. The Travelers has decided to voluntarily reimburse the Zero Coupon Bond Fund Portfolios for any expenses above 0.15% (includes the .10% management fee to TAMIC, but excludes brokerage commissions and interest charges).

SBMFM

SBMFM is located at 388 Greenwich Street, New York, New York and has been in the investment counseling business since 1968. SBMFM renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management in excess of $54 billion. SBMFM is a wholly owned subsidiary of Travelers Group Inc.

SBMFM manages the day-to-day operations of the Utilities Portfolio pursuant to an Investment Advisory Agreement entered into by the Series Trust on behalf of the Portfolio. Under the Advisory Agreement, SBMFM is responsible for furnishing or causing to be furnished to the Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolio.

PORTFOLIO MANAGER -- UTILITIES PORTFOLIO

The Utilities Portfolio is managed by a team of investment professionals from Greenwich Street Advisors, a division of SBMFM. Jack S. Levande is a Managing Director and Portfolio Manager for Greenwich Street Advisors. Prior to joining Greenwich Street Advisors in 1987, Mr. Levande worked at E.F. Hutton as Product Manager for convertible securities. In addition to managing the Utilities Portfolio, Mr. Levande also manages the SB Convertible Bond Fund and serves as a member of the Greenwich Street Advisors Investment Policy Committee. George Mueller is a Senior Vice President of Taxable Fixed-Income Management at Greenwich Street Advisors, specializing in corporate bond portfolios. Prior to joining the firm in 1985, he was a Portfolio Manager for pension and charitable foundation accounts at Chase Manhattan Bank. In addition to his responsibilities associated with the Utilities Portfolio, Mr. Mueller is the Portfolio Manager for the SB Investment Grade Bond Fund, and serves as a member of the Greenwich Street Advisors Investment Policy Committee.

ADVISORY FEES -- UTILITIES PORTFOLIO

For the services provided under the Advisory Agreement with the Utilities Portfolio, the Portfolio pays SBMFM a management fee equivalent on an annual basis to 0.65% of its average daily net assets. The fee is calculated daily and paid monthly.

                              FUND ADMINISTRATION

The Series Trust, on behalf of each of its Portfolios, has entered into an Administrative Services Agreement, whereby The Travelers Insurance Company will be responsible for the pricing and bookkeeping services for the Portfolios at an annualized rate of 0.06% of the daily net assets of the Portfolios. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                                    SERIES-14

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the investment advisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the investment advisers may consider the number of Portfolio shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers that provide research services. The investment advisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Additional high portfolio turnover may involve greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

Pursuant to Management Agreements dated May 1, 1996 between the Series Trust and The Travelers Insurance Company and between the Series Trust and The Travelers Life and Annuity Company, each Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceeds a specific percentage of each Portfolio's average net assets for any fiscal year. For the U.S. Government Securities Portfolio and the Utilities Portfolio, this amount is 1.25%; for the three Zero Coupon Bond Fund Portfolios, the amount is .15%


For the fiscal year ended December 31, 1996, the U.S. Government Securities Portfolio, and the Utilities Portfolio paid .62% and 1.07%, respectively, of their average net assets in expenses. For the U.S. Government Securities Portfolio and the Utilities Portfolio, there were no expense reimbursements for the fiscal year ended December 31, 1996.



The three Zero Coupon Bond Fund Portfolios began operating on October 11, 1995. Series 1998 paid .15%, Series 2000 paid .15% and Series 2005 paid .15% of their average assets in expenses. These expenses would have been, on an annualized basis, 2.82%, 2.49% and 2.17%, of the respective Portfolio's average net assets if the Company had not paid for any of their expenses.


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group Inc., Exchange Place, Boston, MA 02109, serves as the Series Trust's transfer agent and dividend disbursing agent.

                                    SERIES-15

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company and The Travelers Life and Annuity Company. Shares are not sold to the general public. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Series Trust currently issues one class of shares divided into multiple series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees.

Portfolio shares are redeemed at the redemption value next determined after the Portfolios receive a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

                                    SERIES-16

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-17

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to each of the Portfolios unless otherwise specifically indicated. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment advisers consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the investment advisers, such notes are treated as instruments maturing in one day and valued at their par value. The investment advisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a Portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                    SERIES-18

WHEN-ISSUED SECURITIES

The U.S. Government Securities Portfolio may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Portfolio to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Portfolio's net asset value daily from the commitment date. While it is the investment adviser's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The investment adviser believes that purchasing securities in this manner will be advantageous to the Portfolio. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Portfolio would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The investment adviser employs rigorous credit quality procedures in determining the counterparties with which it will deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

The Portfolios will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolios do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific

                                    SERIES-19
merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolios must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

FUTURES CONTRACTS

The Portfolios may use exchange-traded financial futures contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Portfolios' transactions in such financial futures be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.


When a futures contract is purchased, the Portfolios will set aside liquid securities, equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolios will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into.


Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that

                                    SERIES-20
fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.


SPECIAL RISKS RELATING TO FUTURES CONTRACTS


While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open.

                                    SERIES-21

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

SHORT SALES AGAINST THE BOX

The Utilities Portfolio may make short sales (except to the extent of 5% of the Portfolio's net assets) if at all times when a position is open, the Portfolio owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further consideration for, securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box." Short sales against the box are used to defer recognition of capital gains or losses.

Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the Utilities Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Portfolio currently limits its investments in such securities to 10% of the Portfolio's assets.

                                    SERIES-22

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The Utilities Portfolio may purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

LENDING PORTFOLIO SECURITIES

The U.S. Government Securities Portfolio and the Utilities Portfolio are authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The Portfolios' loan of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Portfolio seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in shortterm instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.

The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

STRIPPED SECURITIES

Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described below. The Stripped Securities in which each Portfolio will invest consist of:

     (1) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons; interest coupons that have been stripped from debt obligations issued by the U.S. Treasury; and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of the Funds' assets);

     (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

                                    SERIES-23

     (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");


     (4) zero coupon securities which consist of stripped debt obligations and coupons of asset-backed securities, or other zero coupon-type securities which may exist today or may be developed in the future. These securities may be illiquid and are subject to the 10% limitation for illiquid securities, as described under Investment Restrictions.


     (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

                                    SERIES-24

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                              UTILITIES PORTFOLIO
                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)

                                                                    TIC Ed. 5-97
L-11788-L                                                      Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-422-3985
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is a diversified open-end management investment company (mutual fund) which consists of multiple series of shares (the "Portfolios"), each with its own investment objective and policies. The Portfolios of the Series Trust described herein are the U.S. Government Securities Portfolio, the Social Awareness Stock Portfolio and the Utilities Portfolio.

Shares of the Portfolios are currently offered without a sales charge to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively, "the Company" or "The Travelers"). The Portfolios serve as investment vehicles for variable annuity and variable life insurance contracts issued by the Company. All Portfolios described herein may not be available under all variable contracts. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Portfolios as investment vehicles now or in the future.


This Prospectus concisely sets forth the information about the Series Trust and applicable Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS -- U.S. Government Securities Portfolio..........................    4
FINANCIAL HIGHLIGHTS -- Social Awareness Stock Portfolio..............................    5
FINANCIAL HIGHLIGHTS -- Utilities Portfolio...........................................    6
FUND DESCRIPTION......................................................................    7
U.S. GOVERNMENT SECURITIES PORTFOLIO..................................................    7
  Investment Objective and Policies...................................................    7
  Investment Restrictions.............................................................    8
  Risk Factors........................................................................    8
SOCIAL AWARENESS STOCK PORTFOLIO......................................................    8
  Investment Objective and Policies...................................................    8
  Investment Restrictions.............................................................    9
  Risk Factors........................................................................   10
UTILITIES PORTFOLIO...................................................................   10
  Investment Objective and Policies...................................................   10
  Investment Restrictions.............................................................   11
  Risk Factors and Special Considerations.............................................   11
BOARD OF TRUSTEES.....................................................................   12
INVESTMENT ADVISERS...................................................................   13
  TAMIC...............................................................................   13
  Portfolio Manager -- U.S. Government Securities Portfolio...........................   13
  Advisory Fees -- U.S. Government Securities Portfolio...............................   13
  SBMFM...............................................................................   13
  Portfolio Manager -- Social Awareness Stock Portfolio...............................   13
  Advisory Fees -- Social Awareness Stock Portfolio...................................   14
  Portfolio Manager -- Utilities Portfolio............................................   14
  Advisory Fees -- Utilities Portfolio................................................   14
FUND ADMINISTRATION...................................................................
SECURITIES TRANSACTIONS...............................................................   14
FUND EXPENSES.........................................................................   15
TRANSFER AGENT........................................................................   15
SHARES OF THE SERIES TRUST............................................................   15
NET ASSET VALUE.......................................................................   16
TAX STATUS............................................................................   17
DIVIDENDS AND DISTRIBUTIONS...........................................................
LEGAL PROCEEDINGS.....................................................................   17
ADDITIONAL INFORMATION................................................................   17
EXHIBIT A.............................................................................   18


                                    SERIES-3

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per share data for the U.S. Government Securities Portfolio for each of the four years in the period ended December 31, 1996 and the period January 24, 1992 (date operations commenced) to December 31, 1992 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the applicable periods ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.



                                                                                              JANUARY
                                                                                               24,(1)
                                                      YEAR ENDED DECEMBER 31,                    TO
                                            --------------------------------------------    DECEMBER 31,
                                              1996        1995        1994        1993          1992
--------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of period..... $  12.43    $  10.58    $  11.63    $  10.79       $10.00
Income from operations
  Net investment income....................     0.68        0.65        0.60        0.57         0.53
  Net gains on securities (realized and
    unrealized)............................    (0.52)       1.80       (1.23)       0.44         0.26
                                            --------    --------    --------    --------    ------------
    Total from investment operations.......     0.16        2.45       (0.63)       1.01         0.79
Less distributions from(5)
  Net investment income....................    (1.55)      (0.60)      (0.39)      (0.17)          --
  Net realized gains.......................    (0.18)         --       (0.03)         --           --
                                            --------    --------    --------    --------    ------------
    Total distributions.................... $  (1.73)   $  (0.60)   $  (0.42)   $  (0.17)          --
                                            --------    --------    --------    --------    ------------
NET ASSET VALUE, END OF PERIOD............. $  10.86    $  12.43    $  10.58    $  11.63       $10.79
                                             =======     =======     =======     =======    ===========
TOTAL RETURN(2)............................     1.46%   $  24.42%      (5.64)%      9.48%        7.90%
NET ASSETS, END OF PERIOD (THOUSANDS)...... $ 26,009    $ 28,192    $ 24,522    $ 25,520       $9,017
RATIOS TO AVERAGE NET ASSETS
  Expenses(4)..............................     0.62%       0.56%       0.71%       0.58%        0.38%(3)
  Net income...............................     5.68%       5.80%       5.56%       5.04%        4.72%(3)
PORTFOLIO TURNOVER RATE....................      501%        214%         16%         51%          25%
 (1) Date operations commenced.
 (2) Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
     Shares in the U.S. Government Securities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For the periods less than one year, total returns are not annualized.
 (3) Annualized.
 (4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 0.77% and 0.72% for the year ended December 31, 1993 and the period ended
     December 31, 1992, respectively. For the years ended December 31, 1996, 1995 and 1994, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations.
 (5) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.


                                    SERIES-4

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                        SOCIAL AWARENESS STOCK PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per share data for the Social Awareness Stock Portfolio for each of the four years in the period ended December 31, 1996 and the period May 1, 1992 (date operations commenced) to December 31, 1992 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the applicable periods ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.



                                                                                                   MAY 1,(1)
                                                              YEAR ENDED DECEMBER 31,                  TO
                                                      ---------------------------------------     DECEMBER 31,
                                            1996       1995          1994            1993             1992
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period.............................   $  14.32    $ 11.05       $11.64          $   10.95        $10.00
Income from operations
  Net investment income................       0.31       0.12         0.16               0.17          0.16
  Net gains on securities (realized and
    unrealized)........................       2.42       3.47        (0.45)              0.65          0.79
                                          --------    -------    ------------    ------------       -------
    Total from operations..............       2.73       3.59        (0.29)              0.82          0.95
Less distributions from(6)
  Net investment income................      (0.43)     (0.14)       (0.24)             (0.13)           --
  Net realized gains...................      (0.86)     (0.18)       (0.06)                --            --
                                          --------    -------    ------------    ------------       -------
    Total distributions................      (1.29)     (0.32)       (0.30)             (0.13)           --
                                          --------    -------    ------------    ------------       -------
  Net asset value, end of period.......   $  15.76    $ 14.32       $11.05          $   11.64        $10.95
                                           =======     ======    ===========           ======    ==============
TOTAL RETURN(2)........................     19.98%      33.37%       (2.69)%             7.55%         9.50%
  Net assets, end of period
    (thousands)........................   $ 11,040    $ 7,055       $3,879          $   3,361        $1,394
RATIOS TO AVERAGE NET ASSETS
Expenses(5)............................       1.25%      1.25%        1.25%              1.05%         0.71%(3)
Net income.............................       0.43       0.99%        1.43%              1.50%         2.22%(3)
Portfolio turnover rate................         26%        73%         137%               %60            56%
Average Commission Rate Paid(4)........   $   0.06         --           --                 --            --
  (1) Date operations commenced.
  (2) Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
      Shares in the Social Awareness Stock Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For the periods less than one year, total returns are not annualized.
  (3) Annualized.
  (4) The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.
  (5) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.69%, 1.75%, 3.34%, 3.73% and 2.19% for the years ended December 31,
      1996, 1995, 1994, 1993 and the period ended December 31, 1992, respectively.
  (6) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.


                                    SERIES-5

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per share data for the Utilities Portfolio for the years ended December 31, 1996 and 1995 and the period February 4, 1994 (date operations commenced) to December 31, 1994 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for the applicable periods ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI.



                                                                                               FEBRUARY
                                                                         YEAR ENDED              4(1)
                                                                        DECEMBER 31,              TO
                                                                   ----------------------    DECEMBER 31,
                                                                     1996          1995          1994
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period..........................   $  12.85      $  10.17       $10.00
Income from operations
  Net investment income.........................................       0.47          0.48         0.35
  Net realized and unrealized gain (loss).......................       0.47          2.44        (0.18)
                                                                   --------      --------    ------------
    Total from operations.......................................       0.94          2.92         0.17
Less Distributions From(6)
  Net investment income.........................................      (0.84)        (0.24)          --
  Net realized gains............................................      (0.73)           --           --
                                                                   --------      --------    ------------
  Total distributions...........................................      (1.57)        (0.24)          --
                                                                   --------      --------    ------------
NET ASSET VALUE, END OF PERIOD..................................   $  12.22      $  12.85       $10.17
                                                                    =======       =======    ===========
TOTAL RETURN(2).................................................       7.47%        29.29%        1.70%
NET ASSETS, END OF YEAR (000'S).................................   $ 18,214      $ 15,340       $5,757
RATIOS TO AVERAGE NET ASSETS
  Expenses(3)...................................................       1.07%         1.25%        1.25%(5)
  Net investment income.........................................       3.88%         4.29%        3.86%(5)
PORTFOLIO TURNOVER RATE.........................................         39%           25%          32%
AVERAGE COMMISSION RATE PAID(4).................................   $   0.06            --           --
 (1) Date operations commenced.
 (2) Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
     Shares in the Utilities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. The total return does not reflect contract charges or fees assessed by The Travelers separate accounts. For periods less than one year, total returns are not annualized.
 (3) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with the voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.27% and 3.49% annualized for the year ended December 31, 1995 and the period ended December 31, 1994, respectively. For the fiscal year ended December 31, 1996, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations.
 (4) The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996; earlier compliance is allowed.
 (5) Annualized.
 (6) For the year ended December 31, 1996, distributions from realized gains include both net short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.


                                    SERIES-6

                                FUND DESCRIPTION

--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into fourteen series (the "Portfolios") each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Three Portfolios, as described below, are contained in this prospectus. The other portfolios are described in a separate prospectus.


                      U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The U.S. Government Securities Portfolio's investment objective is to seek the highest credit quality, current income and total return. To achieve this objective, the U.S. Government Securities Portfolio invests primarily in direct obligations of the United States, obligations of its instrumentalities supported by its full faith and credit, and obligations issued or guaranteed by federal agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which are not supported by the full faith and credit of the United States. The Portfolio may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis.

When market conditions warrant, the U.S. Government Securities Portfolio may adopt a defensive position by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. Government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government securities. The investments of the U.S. Government Securities Portfolio in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. (For a description of these rating systems, see the Appendix to the SAI.)

Direct obligations of the United States include Treasury Bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance of between one and ten years, and Treasury Bonds which have maturities at issuance of greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit include: Government National Mortgage Association, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System, Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority. Federal agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

The U.S. Government Securities Portfolio may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Portfolio to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Portfolio may also purchase put and call options for bona fide hedging purposes.

                                    SERIES-7

The U.S. Government Securities Portfolio may use exchange-traded futures contracts as a hedge to protect against changes in interest rates.

A detailed discussion of certain types of investments and investment techniques utilized by the U.S. Government Securities Portfolio is included in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The U.S. Government Securities Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The U.S. Government Securities Portfolio will not: (1) invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities, for which there is no limit); (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Portfolio's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities of the United States, its agencies or instrumentalities, for which there is no limit); and (4) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

RISK FACTORS

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the Portfolio's securities will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities.

                        SOCIAL AWARENESS STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Social Awareness Stock Portfolio (the "Social Awareness Portfolio") is long-term capital appreciation and retention of net investment income. The Portfolio seeks to fulfill this objective by selecting investments, primarily common stocks, that meet certain social criteria, based on analysis of data supplied by various research services. This principal objective does not preclude the realization of short-term gains when conditions suggest the long-term goal is accomplished by such short-term transactions.

The assets of the Social Awareness Portfolio generally will be invested in a portfolio of equity securities, primarily common stocks, diversified across industries and companies. However, when it is determined that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including obligations of the United States government.

The Social Awareness Portfolio utilizes certain social criteria to define acceptable investment vehicles for the Portfolio. Companies will not meet the social criteria established for the Portfolio if a

                                    SERIES-8
significant portion of their revenues, as determined by SBMFM, are derived from:
(a) the production of tobacco, tobacco products, alcohol, or military defense systems; or (b) the provision of military defense related services, or (c) gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.

Based upon SBMFM's analysis of information supplied by research services, the Social Awareness Portfolio will not invest in the securities of a company if SBMFM determines that the company fails to meet the social criteria outlined above. SBMFM will review the available universe of common stocks on a quarterly basis, and will determine which securities are acceptable investments for assets of the Portfolio. From those deemed acceptable, SBMFM will select securities for the Portfolio, seeking companies which appear attractive based upon quantitative and/or qualitative analysis.

If a company fails a social criteria restriction after the Social Awareness Portfolio has purchased its common stock, or should the Portfolio inadvertently acquire a security which is not an acceptable investment, SBMFM will eliminate the securities of such company from the Social Awareness Portfolio's portfolio in an orderly manner within a reasonable period of time.

The Social Awareness Portfolio may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices or interest rates. The use of stock futures contracts by the Portfolio is intended primarily to limit transaction and borrowing costs. The Social Awareness Portfolio may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect on the value of the Portfolio's securities. The Portfolio may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options. When market conditions warrant, the Social Awareness Portfolio may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

INVESTMENT RESTRICTIONS

In addition to the social criteria listed above, the Social Awareness Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The Social Awareness Portfolio will not (1) invest more than 5% of its assets in the securities of any one issuer, except obligations of the U.S. government and its instrumentalities; (2) borrow money, except for extraordinary or emergency purposes, including meeting redemptions or settling securities transactions and then only from banks and in amounts of up to 10% of its total assets; the Portfolio will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments; (3) purchase interests in real estate, except as may be represented by securities for which there is an established market; (4) make loans, except through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors; (5) acquire more than 10% of the voting securities of any one issuer; (6) make purchases on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts; and (7) invest more than 5% of its assets in restricted securities.

                                    SERIES-9

RISK FACTORS

The investment experience of equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

                              UTILITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The primary investment objective of the Utilities Portfolio (the "Portfolio") is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio's investment objectives may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries. For purposes of this Prospectus, the utility industries are deemed to be comprised of companies principally engaged in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. For purposes of this prospectus, "principally engaged" means that at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, U.S. government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved (such lower-rated securities are commonly known as "junk bonds"). The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements. (For a description of the rating systems identified above, see the Appendix to the SAI.)

The Utilities Portfolio has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Portfolio to achieve its investment objectives. Included among these strategies are lending its portfolio securities, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which are discussed in Exhibit A to this Prospectus.

                                    SERIES-10

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

     1. purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     2. purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

     3. purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio;

     4. make short sales of securities or maintain a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     5. borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;

     6. pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and
        (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets;

     7. invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     8. make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     9. concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.

In addition, the Portfolio will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investment in the Utilities Portfolio may involve above-average risk of loss because of, among other things, the Portfolio's use of strategies and techniques that may be considered to be speculative. The

                                    SERIES-11
strategy followed by the Portfolio and certain of the strategies and techniques used by the Portfolio depend on forecasts made by Greenwich Street Advisors that may or may not prove to be correct.

Because the Portfolio concentrates its investments in one sector, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The Portfolio is particularly subject to risks that are inherent to the utility industries that make up this sector, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restriction on operations and increased cost and delays attributable to environmental consideration and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities which are issuers of the securities held by the Portfolio have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

Additionally, the Board of Trustees annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies, and takes any other actions necessary in connection with the operation and management of the Series Trust.

                                    SERIES-12

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment advisory services to the Portfolios. Travelers Asset Management International Corporation (TAMIC) and Smith Barney Mutual Funds Management Inc. (SBMFM) (collectively, the "investment advisers") provide investment advice and, in general, supervise the management and investment programs of the Portfolios of the Series Trust.

TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to serving as the investment adviser for the U.S. Government Securities Portfolio, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts and for offshore insurance companies affiliated with The Travelers.

PORTFOLIO MANAGER -- U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio has been managed by Joseph M. Mullally since mid-1995. Mr. Mullally is a 1989 graduate of the Massachusetts Institute of Technology with a degree in Economics and minor in Mathematics. While at MIT he worked three years as a research assistant at the Sloan School and the Harvard Business School. Areas of research included interest rate expectations, foreign exchange rate expectations and causality among price volatility, volume and investor expectations. Prior to joining The Travelers, he spend six years at CS First Boston. He was the Corporate Fixed Income Strategist, Chief Fixed Income Strategist and Global Product Manager for Government Securities. He has worked extensively with mortgages, corporates, treasuries, and other investment grade securities. He also worked in the Portfolio Strategy Group for several years, focusing on constructing portfolios to outperform benchmark indices.

ADVISORY FEES -- U.S. GOVERNMENT SECURITIES PORTFOLIO

Under its Advisory Agreement with the U.S. Government Securities Portfolio, TAMIC is paid an amount equivalent to 0.3233%, on an annual basis, of the average daily net assets of the Portfolio. The fee is computed daily and paid weekly.

SBMFM

SBMFM is located at 388 Greenwich Street, New York, New York and has been in the investment counseling business since 1968. SBMFM renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management in excess of $54 billion. SBMFM is a wholly owned subsidiary of Travelers Group Inc.

SBMFM manages the day-to-day operations of the Social Awareness Stock Portfolio and the Utilities Portfolio pursuant to Investment Advisory Agreements entered into by the Series Trust on behalf of the Portfolios. Under the Advisory Agreements, SBMFM is responsible for furnishing or causing to be furnished to the Portfolios advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolios.

PORTFOLIO MANAGER -- SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Portfolio is managed by a team of investment professionals from Greenwich Street Advisors. Robert J. Brady is a Managing Director and portfolio manager for Greenwich Street Advisors and also a Chartered Financial Analyst. Mr. Brady is also a Chartered Financial Analyst.

                                    SERIES-13

Mr. Brady has been with Smith Barney and its predecessor firms since 1976. Gene
H. Martino is Vice President and portfolio manager for Greenwich Street Advisors. He has been involved with investment management for more than fifteen years. Mr. Martino has been with Smith Barney and its predecessor firms since 1986. Previous positions also include portfolio management at Chase Manhattan Bank and the Bankers Trust Company.

ADVISORY FEES -- SOCIAL AWARENESS STOCK PORTFOLIO

Under its Advisory Agreement with the Social Awareness Stock Portfolio, SBMFM is paid an amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.

        ANNUAL                         AGGREGATE NET ASSET
    MANAGEMENT FEE                      VALUE OF THE FUND
    ---------------                    --------------------
         0.65%       of the first      $ 50,000,000, plus
         0.55%       of the next       $ 50,000,000, plus
         0.45%       of the next       $100,000,000, plus
         0.40%       of amounts over   $200,000,000

PORTFOLIO MANAGER -- UTILITIES PORTFOLIO

The Utilities Portfolio is managed by a team of investment professionals from Greenwich Street Advisors, a division of SBMFM. Jack S. Levande is a Managing Director and Portfolio Manager for Greenwich Street Advisors. Prior to joining Greenwich Street Advisors in 1987, Mr. Levande worked at E.F. Hutton as Product Manager for convertible securities. In addition to managing the Utilities Portfolio, Mr. Levande also manages the SB Convertible Bond Fund and serves as a member of the Greenwich Street Advisors Investment Policy Committee. George Mueller is a Senior Vice President of Taxable Fixed-Income Management at Greenwich Street Advisors, specializing in corporate bond portfolios. Prior to joining the firm in 1985, he was a Portfolio Manager for pension and charitable foundation accounts at Chase Manhattan Bank. In addition to his responsibilities associated with the Utilities Portfolio, Mr. Mueller is the Portfolio Manager for the SB Investment Grade Bond Fund, and serves as a member of the Greenwich Street Advisors Investment Policy Committee.

ADVISORY FEES -- UTILITIES PORTFOLIO

For the services provided under the Advisory Agreement with the Utilities Portfolio, the Portfolio pays SBMFM a management fee equivalent on an annual basis to 0.65% of its average daily net assets. The fee is calculated daily and paid monthly.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the investment advisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the investment advisers may consider the number of Portfolio shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers that provide research services. The investment advisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                    SERIES-14

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Additional high portfolio turnover may involve greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

Pursuant to Management Agreements dated May 1, 1993 between the Series Trust and The Travelers Insurance Company and between the Series Trust and The Travelers Life and Annuity Company, each Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of each Portfolio's average net assets for any fiscal year.


For the fiscal year ended December 31, 1996, the U.S. Government Securities Portfolio, the Social Awareness Stock Portfolio and the Utilities Portfolio paid
 .62%, 1.25% and 1.07%, respectively, of their average net assets in expenses. For the Social Awareness Stock Portfolio, these expenses would have been 1.69% of the Portfolios' average net assets if the Company had not paid for any of their expenses. For the U.S. Government Securities Portfolio and the Utilities Portfolio, there were no expense reimbursements for the fiscal year ended December 31, 1996.


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183, serves as the Series Trust's transfer agent and dividend disbursing agent.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into multiple series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the

                                    SERIES-15

Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company and The Travelers Life and Annuity Company. Shares are not sold to the general public. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.


                                NET ASSET VALUE

--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees.


Portfolio shares are redeemed at the redemption value next determined after the Portfolios receive a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.


The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.


The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4)

the SEC, for the protection of shareholders, so orders.

                                    SERIES-16

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.



                          DIVIDENDS AND DISTRIBUTIONS


--------------------------------------------------------------------------------


Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-17

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to each of the Portfolios unless otherwise specifically indicated. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment advisers consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the investment advisers, such notes are treated as instruments maturing in one day and valued at their par value. The investment advisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a Portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                    SERIES-18

WHEN-ISSUED SECURITIES

The U.S. Government Securities Portfolio may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Portfolio to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Portfolio's net asset value daily from the commitment date. While it is the investment adviser's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The investment adviser believes that purchasing securities in this manner will be advantageous to the Portfolio. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Portfolio would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The investment adviser employs rigorous credit quality procedures in determining the counterparties with which it will deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

The Portfolios will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolios do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific

                                    SERIES-19
merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolios must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

FUTURES CONTRACTS

The Portfolios may use exchange-traded financial futures contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Portfolios' transactions in such financial futures be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.


When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolios will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into.


Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that

                                    SERIES-20
fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.


SPECIAL RISKS RELATING TO FUTURES CONTRACTS


While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open.

                                    SERIES-21

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

SHORT SALES AGAINST THE BOX

The Utilities Portfolio may make short sales (except to the extent of 5% of the Portfolio's net assets) if at all times when a position is open, the Portfolio owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further consideration for, securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box." Short sales against the box are used to defer recognition of capital gains or losses.

Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the Utilities Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Portfolio currently limits its investments in such securities to 10% of the Portfolio's assets.

                                    SERIES-22

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The Utilities Portfolio may purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

LENDING PORTFOLIO SECURITIES

The U.S. Government Securities Portfolio and the Utilities Portfolio are authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The Portfolios' loan of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Portfolio seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in shortterm instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.

The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

                                    SERIES-23

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO


                                                                    TIC Ed. 5-97

L-11788-U                                                      Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST

                        TRAVELERS QUALITY BOND PORTFOLIO
                      LAZARD INTERNATIONAL STOCK PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                           FEDERATED STOCK PORTFOLIO
                              LARGE CAP PORTFOLIO
                            EQUITY INCOME PORTFOLIO

                        MID CAP DISCIPLINED EQUITY FUND


ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. Eight of the Portfolios of the Series Trust are described herein: Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Equity Income Portfolio and Mid Cap Disciplined Equity Fund.


Shares of the Portfolios are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolios serve as investment vehicles for variable annuity and variable life insurance contracts issued by Travelers. All Portfolios described herein may not be available under all variable contracts. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Portfolios as investment vehicles now or in the future.


This Prospectus concisely sets forth the information about the Series Trust and the Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-8573.



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS..................................................................    3
FUND DESCRIPTION......................................................................    4
FUNDAMENTAL INVESTMENT POLICIES.......................................................    4
TRAVELERS QUALITY BOND PORTFOLIO......................................................    4
LAZARD INTERNATIONAL STOCK PORTFOLIO..................................................    5
MFS EMERGING GROWTH PORTFOLIO.........................................................    7
FEDERATED HIGH YIELD PORTFOLIO........................................................   12
FEDERATED STOCK PORTFOLIO.............................................................   15
LARGE CAP PORTFOLIO...................................................................   16
EQUITY INCOME PORTFOLIO...............................................................   19
MID CAP DISCIPLINED EQUITY FUND.......................................................   21
PORTFOLIO TURNOVER....................................................................   23
BOARD OF TRUSTEES.....................................................................   23
INVESTMENT MANAGER....................................................................   24
INVESTMENT SUBADVISERS................................................................   25
FUND ADMINISTRATION...................................................................   28
SECURITIES TRANSACTIONS...............................................................   29
FUND EXPENSES.........................................................................   29
SHARES OF THE SERIES TRUST............................................................   29
NET ASSET VALUE.......................................................................   30
TAX STATUS............................................................................   31
DIVIDENDS AND DISTRIBUTIONS...........................................................   31
LEGAL PROCEEDINGS.....................................................................   31
ADDITIONAL INFORMATION................................................................   31
EXHIBIT A.............................................................................   32
EXHIBIT B.............................................................................   48


                                    SERIES-2

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


The following information on per share data for all of the portfolios except Equity Income and Large Cap Portfolios for the period ended December 31, 1996 has been audited by KPMG Peat Marwick, L.L.P. Per share data for the Equity Income and Large Cap Portfolios for the periods shown were audited by Price Waterhouse LLP. It should be noted that because Mid Cap Disciplined Equity Fund commenced operations subsequent to December 31, 1996 there is no per share data available for this Fund. Each auditor's report (as applicable) on the per share data for this period is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the
SAI:



                                                                          LAZARD           MFS
                             EQUITY         LARGE        TRAVELERS     INTERNATIONAL     EMERGING      FEDERATED      FEDERATED
                             INCOME          CAP        QUALITY BOND       STOCK          GROWTH       HIGH YIELD       STOCK
                          PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(2)    PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(1)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...     $10.00         $10.00         $10.00         $ 10.00          $10.00        $10.00         $10.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment
    income(4)...........       0.08           0.04           0.19            0.02            0.03          0.31           0.06
  Net realized and
    unrealized gains....       1.09           1.29           0.16            0.76            0.57          0.46           1.20
------------------------------------------------------------------------------------------------------------------------------
Total Income From
  Operations............       1.17           1.33           0.35            0.78            0.60          0.77           1.26
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
  Net investment
    income..............      (0.08)         (0.04)         (0.19)             --           (0.03)        (0.31)         (0.06)
  Net realized gains....         --             --          (0.06)             --           (0.01)        (0.04)         (0.09)
  Capital...............         --             --             --              --           (0.01)           --          (0.01)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions.....      (0.08)         (0.04)         (0.25)             --           (0.05)        (0.35)         (0.16)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD................     $11.09         $11.29         $10.10         $ 10.78          $10.55        $10.42         $11.10
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++..........      11.69%         13.30%          3.56%           7.80%           6.00%         7.61%         12.61%
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF
  PERIOD (000'S)........     $3,600         $3,411         $5,273         $ 4,322        $ 12,924        $5,381         $3,380
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS+:
  Expenses(4)...........       0.95%          0.95%          0.75%           1.25%           0.95%         0.95%          0.95%
  Net investment
    income..............       2.34%          0.98%          5.62            0.42            0.55          8.78           1.55
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER
  RATE+.................         14%            57%            35%              9%             49%           23%            11%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
  SHARE PAID ON EQUITY
  TRANSACTIONS(3).......     $.0168         $.0214             --         $  0.01        $   0.03            --         $ 0.05
---------------------------------------------------------------------------------------------------



(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.


(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.


(3) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and Fund to Fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


(4) The Travelers has waived all of its fees for the period ended December 31, 1996. In addition, The Travelers has agreed to reimburse the Equity Income Portfolio, Large Cap Portfolio, Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, and Federated Stock Portfolio for $31,911, $32,035, $10,901, $12,454, $16,407, $9,268, and $15,460, respectively, of the
    Portfolios' expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:



                                                              PER SHARE DECREASE              EXPENSE RATIOS WITHOUT
                       PORTFOLIO                           IN NET INVESTMENT INCOME       FEE WAIVERS AND REIMBURSEMENT+
------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio.................................            $ 0.12                             4.64%
Large Cap Portfolio.....................................              0.15                             4.66
Travelers Quality Bond Portfolio........................              0.03                             1.76
Lazard International Stock Portfolio....................              0.07                             2.87
MFS Emerging Growth Portfolio...........................              0.06                             2.09
Federated High Yield Portfolio..........................              0.04                             2.19
Federated Stock Portfolio...............................              0.08                             3.03



++ Total return is not annualized, as it may not be representative of the total return for the year. The total return would have been lower had expenses not been reduced during the period shown.


+   Annualized.


                                    SERIES-3

                                FUND DESCRIPTION

--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into fourteen series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Eight Portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that a Portfolio will achieve its objective, each Portfolio endeavors to do so by following its investment policies as described below.



FUNDAMENTAL INVESTMENT POLICIES


Each of the Portfolios follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of the The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, each Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser or Subadviser for the affected Portfolio without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.

                        TRAVELERS QUALITY BOND PORTFOLIO
                          ("TRAVELERS BOND PORTFOLIO")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Travelers Bond Portfolio is to seek current income, moderate capital volatility and total return.

INVESTMENT POLICIES

The assets of Travelers Bond Portfolio will be primarily invested in the following securities:

- money market obligations;
- treasury bills;
- repurchase agreements;
- commercial paper;
- bank certificates of deposit and bankers' acceptances; and
- publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments.

These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Investment Adviser concludes that the investment yields justify a longer term commit-

                                    SERIES-4
ment. No more than 25% of the value of Travelers Bond Portfolio's assets will be invested in any one industry.

The Portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Travelers Bond Portfolio are generally not listed securities, there are firms which make markets in the type of debt instruments that Travelers Bond Portfolio holds. No problems of liquidity are anticipated with regard to the investments of Travelers Bond Portfolio.

From time to time, Travelers Bond Portfolio may commit to purchase new-issue government or agency securities on a "when-issued" basis (referred to throughout as "when-issued securities"). Travelers Bond Fund may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the Travelers Bond Portfolios securities. See attached Exhibit A for a more complete description of these investment techniques.

INVESTMENT RESTRICTIONS

The Travelers Bond Portfolio is subject to certain investment restrictions. Specifically, the Investment Adviser, on behalf of Travelers Bond Portfolio may:

- invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);
- borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;
- purchase interests in real estate represented by securities for which there is an established market;
- make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;
- acquire up to 10% of the voting securities of any one issuer (it is the present practice of Travelers Bond Portfolio not to exceed 5% of the voting securities of any one issuer);
- make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and
- invest up to 15% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
  1933).

RISK FACTORS

The Investment Adviser will weigh considerations of risks, yield and ratings in implementing Travelers Bond Portfolio's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Travelers Bond Portfolio, but it is anticipated that they will be of investment grade or its equivalent. Debt instruments that the Portfolio purchases may, however, not be rated since such instruments may be government securities or of short durations. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

                      LAZARD INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Lazard International Stock Portfolio is to seek capital appreciation through investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).

                                    SERIES-5

INVESTMENT POLICIES

The Portfolio expects to invest its assets principally in the following:

- equity securities of non-U.S. companies, (although the Portfolio may have substantial investments in American Depository Receipts), ("ADRs" and Global Depository Receipts -- "GDRs");
- convertible bonds; and
- other convertible securities.

There is no requirement, however, that the Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, it may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade.

It is the present intention of the Subadviser to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Subadviser may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Subadviser.

In selecting investments for the Portfolio, the Subadviser attempts to identify inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Subadviser seeks to identify companies that it believes are financially productive and undervalued in those markets. The Subadviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).


The Subadviser recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus the Subadviser relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Subadviser communicates with its offices in Paris, London and Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses. The information supplied by these affiliates will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.


The Portfolio may enter into foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates.

When, in the judgment of the Subadviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. Companies or short-term money market instruments or hold its assets in cash.

Please review Exhibit A attached hereto for a more detailed discussion of the investment techniques the Portfolio will use to attempt to achieve its investment objectives. In addition, the Lazard International Stock Portfolio may engage in certain investment activities described in greater detail in the Exhibit A.

INVESTMENT RESTRICTIONS

The following represents the fundamental investment policies of the Portfolio. Please consult the SAI for additional information concerning investment restrictions.

The Lazard International Stock Portfolio may not:

- issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. For purposes of this investment restriction, the

                                    SERIES-6

  Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes shall not constitute borrowing;
- make loans, except loans of portfolio securities not having a value in excess of 10% of the Portfolio's total assets and except that the Portfolio may purchase debt obligations in accordance with its investment objectives and policies;
- invest in illiquid securities if immediately after such investment more than 10% of the value of the Portfolio's net assets, taken at market value, would be invested in such securities;
- purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, the Lazard International Stock Portfolio may purchase securities in an amount up to 5% of the value of its total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

- purchase the securities of issuers conducting their principal business in the same industry, if the value of the Portfolio's investment exceeds 25% of the Portfolio's then current net asset value;

- purchase or sell real estate except in a manner consistent with specific rules described in greater detail in the SAI;
- purchase securities on margin;
- underwrite securities; or
- make investments for the purpose of exercising control or management.

RISK FACTORS

Lazard International Stock Portfolio may invest without limitation in foreign securities.

Investing in securities issued by foreign governments and corporations or entities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

                         MFS EMERGING GROWTH PORTFOLIO
                               ("MFS PORTFOLIO")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

MFS Portfolio's investment objective is to seek to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio's investment objective.

                                    SERIES-7

INVESTMENT POLICY

MFS Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that the Subadviser believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size, and the MFS Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

The MFS Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

The MFS Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) MFS may invest in, or write (as applicable), the following:

- foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see Exhibit A);

- foreign currency and forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies;

- foreign securities (up to 25% of its total assets) which may be traded on foreign exchanges (not including American Depository Receipts ("ADRs")). (It expects generally to invest between 0% to 10% in such securities.);

- emerging market securities;

- cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs;

- corporate asset-backed securities;

- covered call and put options and may purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes;

- stock index futures contracts and options thereon for hedging purposes and for non-hedging purposes, subject to applicable law;

- portfolio securities purchased on a "when-issued" or on a "forward delivery" basis; and

- loan participations.

While it is not generally MFS Portfolio's policy to invest or trade for short-term profits, it may dispose of a portfolio security whenever the Subadviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The

                                    SERIES-8
securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio which invests entirely in proven growth stocks.

During periods of unusual market conditions when the Subadviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of MFS Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Exhibit A to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

In addition, please see Exhibit A for a discussion of the following investment activities in which MFS Portfolio may engage: (i) lending of Portfolio securities; (ii) repurchase agreements; (iii) purchase and sales of restricted securities; (iv) when-issued securities; (v) corporate asset-backed securities;
(vi) loan participation and other direct indebtedness; (vi) foreign securities;
(vii) ADRs; (viii) emerging market securities; (ix) various futures and option trading techniques; and (x) lending of Portfolio securities.

INVESTMENT RESTRICTIONS

The MFS Portfolio is subject to certain fundamental investment restrictions listed below. The MFS Portfolio may not:

     - borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

     - underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;


     - purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interest therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, future contracts and forward contracts) in the ordinary course of its business. The Portfolio does however, reserve the right to hold and sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, future contracts and forward contracts) acquired as a result of the ownership of securities;

     - issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     - make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     - purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

                                    SERIES-9

In addition to the fundamental investment restrictions listed directly above, the MFS Portfolio may not:

     - invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and issued in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     - purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

     - purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     - sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     - pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     - purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and Futures Contracts;

     - invest for the purposes of exercising control or management; or

     - invest in the securities of any government agency or instrumentality, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Series to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations issued thereunder on segregated asset accounts that fund variable contracts.

RISK FACTORS

RISK FACTORS REGARDING LOWER RATED SECURITIES -- MFS Portfolio may invest to a limited extent in lower-rated fixed income securities or comparable unrated securities. Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Services, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative.

These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater

                                    SERIES-10
extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on MFS Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, MFS Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in MFS Portfolio's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments.

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to MFS Portfolio but will be reflected in the net asset value of shares of MFS Portfolio. The market for these lower rated fixed-income securities may be less liquid than the market for investment grade fixed-income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Subadviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed-income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by MFS Portfolio. To the extent MFS Portfolio invests in these lower rated fixed-income securities, the achievement of its investment objective may be more dependent on the Subadviser's own credit analysis than in the case of a Portfolio investing in higher quality bonds. While the Subadviser may refer to ratings issued by established credit rating agencies, it is not a policy of MFS Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Subadviser's own independent and ongoing review of credit quality.

MFS Portfolio may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

ADDITIONAL RISK FACTORS -- The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

THE USE OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES MAY RESULT IN THE LOSS OF PRINCIPAL, PARTICULARLY WHERE SUCH INSTRUMENTS ARE TRADED FOR OTHER THAN HEDGING PURPOSES (E.G., TO ENHANCE CURRENT YIELD).

As a result of its investments in foreign securities, MFS Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, MFS Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Subadviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Subadviser anticipates, for any other reason, that the exchange rate will improve, MFS Portfolio may hold such currencies for an indefinite period of time.

In addition, MFS Portfolio may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by MFS Portfolio is exercised or MFS Portfolio is unable to close out a forward contract. MFS Portfolio may hold foreign currency in anticipation of purchasing foreign securities. MFS Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the

                                    SERIES-11
judgment of the Subadviser, it is in the best interest of MFS Portfolio to do so. In such instances as well, MFS Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit MFS Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes MFS Portfolio to risk of loss if such rates move in a direction adverse to MFS Portfolio's position. Such losses could reduce any profits or increase any losses sustained by MFS Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect MFS Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.


See Exhibit A for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.


The policies described above are not fundamental and may be changed without shareholder approval, as may MFS Portfolio's investment objective. A change in MFS Portfolio's investment objective may result in MFS Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in MFS Portfolio.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern MFS Portfolio's investment policies. The specific investment restrictions listed in the SAI may not be changed without shareholder approval (see "Investment Restrictions" in the SAI). MFS Portfolio's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

                         FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

INVESTMENT POLICIES

The Federated High Yield Portfolio will invest primarily in fixed rate corporate debt obligations. The fixed rate corporate debt obligations in which the Federated High Yield Portfolio intends to invest are expected to be lower-rated (and higher risk), but may include investment grade securities as well. The fixed income securities in which the Portfolio may invest may involve equity features. Permitted investments currently include, but are not limited to, the following:

     - corporate debt obligations having fixed or floating rates of interest and which generally are rated BBB or lower by nationally recognized statistical rating organizations;
     - preferred stocks; foreign securities and ADRs;
     - asset backed securities;
     - equipment trust and lease certificates;
     - commercial paper;
     - zero coupon bonds;
     - pay-in-kind securities;
     - obligations of the United States;
     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; Student Loan Marketing Association; National Credit Union Administration and Tennessee Valley Authority;

                                    SERIES-12

     - time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks;
     - bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less;
     - general obligations of any state, territory, or possession of the United States, or their political subdivisions; and
     - equity securities, including unit offerings that combine fixed rate securities common stock and common stock equivalents such as warrants, rights, and options.

The investment policies and limitations of the Federated High Yield Portfolio described herein may be changed without approval of shareholders, unless otherwise noted.

The corporate debt obligations in which the Federated High Yield Portfolio may invest are generally rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Federated High Yield Portfolio's investment Subadviser to be of comparable quality. See Exhibit B for a discussion of the rating agency criteria.

The Federated High Yield Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.


Certain of the following investment techniques in which The Federated High Yield Portfolio may engage are described in greater detail in the attached Exhibit A:
(i) restricted securities; (ii) when-issued securities; (iii) temporary investments; (iv) repurchase agreements; (v) reverse repurchase agreements; (vi) various futures trading techniques; (vii) lending of portfolio securities;
(viii) floating and variable rate instruments; (ix) ADRs; (x) emerging market securities; (xi) temporary bank borrowing; (xii) corporate asset backed securities; (xiii) loan participation, and other direct indebtedness.


INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental. The Federated High Yield Portfolio will not:

     - borrow money directly or through reverse repurchase agreements (arrangements in which the Federated High Yield Portfolio sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Federated High Yield Portfolio may borrow up to one-third of the value of its net assets;
     - sell securities short except, under strict limitations, the Federated High Yield Portfolio may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; or
     - pledge assets except to secure permitted borrowing.

The following investment policies are nonfundamental and, subject to the Board's approval, may be changed without shareholder approval. The Portfolio will not:

     - commit more than 5% of the value of its total assets to premiums on open put option positions;
     - invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any one issuer;
     - invest more than 10% of the value of its total assets in foreign securities (foreign securities are defined for these purposes as either non-U.S. dollar denominated or which are not publicly traded in the United States); invest directly in minerals;
     - underwrite securities;
     - invest more than 5% in put options;
     - write covered call options unless the securities are held by the Portfolio;

                                    SERIES-13

     - invest in real estate, (although the Federated High Yield Portfolio may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interest in real estate); or
     - purchase the securities of other investment companies, except in limited situations.

RISK FACTORS


The corporate debt obligations in which the Federated High Yield Portfolio invests are usually not in the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's -- see Exhibit B for a more detailed discussion) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimum acceptable rating for a security to be purchased or held in the Federated High Yield Portfolio's portfolio, and the Federated High Yield Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. It should be borne in mind that credit ratings evaluate the safety of the principal and interest payments, and not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.


Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. There is an increased risk associated with such lower rated bonds that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Federated High Yield Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

The Federated High Yield Portfolio may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Federated High Yield Portfolio even though the Federated High Yield Portfolio receives no cash interest until the maturity or payment date of such securities.

                                    SERIES-14

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Federated High Yield Portfolio owns a bond which is called, the Federated Portfolio will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Federated Portfolio.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. The Federated Portfolio's Subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

        CREDIT RESEARCH. The Federated High Yield Portfolio's Subadviser will perform its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Federated High Yield Portfolio's Subadviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Federated High Yield Portfolio's investment adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

        DIVERSIFICATION. The Federated High Yield Portfolio invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

        ECONOMIC ANALYSIS. The Federated High Yield Portfolio's investment adviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement of the Federated High Yield Portfolio's investment objectives may be more dependent on the Subadviser's credit analysis of lower rated bonds than would be the case if the Portfolio invested exclusively in higher rated bonds.

                           FEDERATED STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless otherwise noted the investment policies and limitations described below for the Federated Stock Portfolio can be changed without the approval of shareholders.

INVESTMENT POLICIES

The Portfolio's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Portfolio invests primarily in common stocks of companies selected by the Portfolio's Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will be considered by

                                    SERIES-15
the Portfolio's Subadviser and may outweigh revenues. Other permitted investments include, but are not limited to:

     - preferred stocks, corporate bonds, notes, and warrants of these companies. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates;
     - U.S. government securities;
     - repurchase agreements;
     - reverse repurchase agreements;
     - money market instruments;
     - securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs") (in an amount of not more than 10% if its assets);
     - when-issued securities;
     - restricted and illiquid securities;
     - lending of portfolio securities; and
     - temporary bank borrowing.


See Exhibit A for a more detailed discussion of the above investments.


RISK FACTORS

As with other mutual funds that invest primarily in equity securities, the Federated Stock Portfolio is subject to market risks. That is, the possibility exists that common stocks will decline in value over short or extended periods of time, and equity markets tend to be cyclical, experiencing both periods of when prices generally increase and periods when common stock prices generally decline.

INVESTMENT RESTRICTIONS

The fundamental investment restrictions of the Federated Stock Portfolio are set forth below. The Federated Stock Portfolio will not:

     - borrow money or pledge securities except, under certain circumstances, the Portfolio may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;
     - invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);
     - acquire more than 10% of the voting securities of any one issuer;
     - invest in real estate, (although the Federated Stock Portfolio may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate).
     - issue senior securities;
     - trade in puts and calls; or
     - underwrite securities.

                              LARGE CAP PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Large Cap Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.

INVESTMENT POLICIES

The Subadviser normally invests at least 65% of the Portfolio's total assets in equity securities of companies with large market capitalizations. For purposes of the Portfolio's investment policies, large market capitalization companies are defined as those companies with market capitalizations of $1 billion or more at the time of the Portfolio's investment. Companies whose market capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65%

                                    SERIES-16
policy. The Large Cap Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. The Subadviser, on behalf of the Portfolios, may invest in, or write (as applicable), the following:


     - cash investments;
     - equity securities;
     - debt securities;
     - foreign securities;
     - repurchase agreements;
     - reverse repurchase agreements;
     - various futures and option related techniques and instruments;
     - ADRs;
     - emerging market securities;
     - lending of portfolio securities;
     - real estate related instruments;
     - corporate asset-backed securities;

     - loan participations and other direct indebtedness;

     - indexed securities;

     - short sales "against the box";


     - cash instruments;

     - swap agreements; and
     - restricted securities.


Please review Exhibit A for a detailed discussion of these investment techniques.


The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes, and to lend portfolio securities.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.


The Large Cap Portfolio may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. The Portfolio seeks to spread investment risk by diversifying its holdings among companies and industries.



The Portfolio may not buy all of these instruments or use all of these techniques, and those described in Exhibit A, to the full extent permitted unless it believes that doing so will help achieve its goals. Current holdings and recent investment strategies are described in the Portfolio's financial reports which are sent to shareholders twice a year.



Purchase of a debt security is consistent with the Portfolio's debt quality policy if it is rated at or above the stated level by Moody's Investors Service, Inc., in the equivalent categories by Standard & Poor's Corporation, or is unrated but judged to be of equivalent quality by the Portfolio Investment Adviser. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.



The Portfolio may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by the Subadviser or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.


More detailed information about the Portfolio's investments policies and restrictions is contained in the SAI.

ADJUSTING INVESTMENT EXPOSURE. The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security prices.

                                    SERIES-17

RISK FACTORS

Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations. Large capitalization companies may have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

INVESTMENT RESTRICTIONS

Set forth below are the Large Cap Portfolio's fundamental investment policies. The Portfolio may not:

     - with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio's would hold more than 10% of the outstanding voting securities of that issuer;
     - issue senior securities, except as permitted under the 1940 Act;
     - borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
     - underwrite securities issued by others, except to the extent that the Portfolio may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;
     - purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
     - purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities or companies engaged in the real estate business);
     - purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
     - lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
     - the Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the Subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Portfolio.


THE FOLLOWING INVESTMENT LIMITATIONS ALONG WITH ALL OTHER POLICIES OR LIMITATIONS NOT SPECIFICALLY IDENTIFIED AS FUNDAMENTAL, ARE NOT FUNDAMENTAL.


     - The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                                    SERIES-18

     - The Portfolio does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transaction, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     - The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions). The Portfolio will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

     - The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
     - The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
     - The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For the purposes of this limitation pass through entities and other special purpose vehicles or pools of financial assets such as issuers of asset backed securities or investment companies are not considered "business enterprises."
     - The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
     - The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks reasonable income by investing primarily in income-producing equity securities. Normally, at least 65% of the Portfolio's total assets will be invested in these securities. The Portfolio

                                    SERIES-19
has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that exceeds that of the securities comprising the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit. When choosing the Portfolio's investments, the Subadviser also considers the potential for capital appreciation.

INVESTMENT POLICIES

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. The Subadviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as the Subadviser intends. The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries.

The Subadviser normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

Equity Income Portfolio may engage in trade of certain other securities and use other investment techniques as described more fully in Exhibit A attached hereto including: (i) equity securities; (ii) debt securities; (iii) foreign securities (including ADRs); (iv) repurchase agreements; (v) reverse repurchase agreements;
(vi) restricted securities; (vii) Portfolio lending (viii) various futures and options trading activities and techniques; (ix) emerging market securities; (x) real estate related instruments; (xi) loan participations and other direct indebtedness; (xii) indexed securities; (xiii) short sales "against the box;"
(xiv) cash instruments; and (xv) swap agreements.


The Portfolio may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by the Subadviser or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.



ADJUSTING INVESTMENT EXPOSURE. The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values.



RISK FACTORS



Lower-quality debt securities (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.



INVESTMENT RESTRICTIONS



The Equity Income Portfolio is subject to the same fundamental and nonfundamental investment limitations as the Large Cap Portfolio described above. Please refer to "Large Cap -- Investment Restrictions" section of this prospectus and to the SAI for a complete discussion of such applicable limitations.



In addition to those limitations, the Equity Income Portfolio will conform its purchases of debt security to a stated debt quality policy. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to 20% of its assets. (See Exhibit B for a discussion of rating agency procedures.) For example, the Portfolio may make purchases of lower-rated debt securities if such


                                    SERIES-20
securities are rated at or above the stated level by Moody's or rated in the equivalent categories of S&P, or is unrated but judged to be of equivalent quality by the Subadviser.



More detailed information about the Portfolio's investments is contained in Exhibit A and the Portfolio's SAI.



                        MID CAP DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE



The investment objective of the Mid Cap Disciplined Equity Fund is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.



The investment Subadviser's approach to equity management is designed to provide diversified exposure to the mid and small capitalization segments of the U.S. equity market. Travelers Investment Management Company ("TIMCO") selects stocks with a primarily quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the Standard & Poor's 400 stock index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.



Stock selection is based on the intersection of various appraisal models reflecting valuation, earnings, and relative price performance. Valuation rankings are derived by comparing price/earnings ratios relative to expected long-term earnings growth. Stocks are also ranked on the trend and magnitude of reported earnings, earnings surprises and changes in analysts' earnings estimates. These fundamental appraisal factors are supplemented by an analysis of short-term price changes exhibited by individual securities that deviate significantly from related industry group performance.



Portfolio decision-making follows a disciplined process. Stocks which are ranked favorable by TIMCO's appraisal models are reviewed by a team of senior portfolio managers. A sophisticated risk model is used to evaluate each stock's potential contribution to overall portfolio risk. Stocks that are determined to be underpriced on a risk-adjusted basis are overweighted in the portfolio relative to the S&P 400 Index.



Conversely, TIMCO will sell a stock holding if the earnings outlook for the issuing company becomes less favorable or the stock's valuation is no longer attractive relative to the company's expected growth rate or risk.



The Mid Cap Disciplined Equity Fund will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.



The Mid Cap Disciplined Equity Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Mid Cap Disciplined Equity Fund will set aside an amount of cash and cash equivalents equal to the total market value of the futures contact, less the amount of the initial margin. At no time will the Mid Cap Disciplined Equity Fund's transactions in such futures be used for speculative purposes.



All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Mid Cap Disciplined Equity Fund will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).



The Mid Cap Disciplined Equity Fund may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase


                                    SERIES-21
index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure.



RISK FACTORS



There can, of course, be no assurance that the Mid Cap Disciplined Equity Fund will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Mid Cap Disciplined Equity Fund to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketabilty. The prices of these stocks often fluctuate more than the overall stock market.



FUNDAMENTAL INVESTMENT POLICIES



The investment policies of the Mid Cap Disciplined Equity Fund are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). These policies permit the Fund to:



      1. invest up to 5% of its assets in the securities of any one issuer;



      2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;



      3. pledge up to 10% of its assets to secure borrowings;



      4. invest up to 25% of its assets in the securities of issuers in the same industry; and



      5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.



INVESTMENT RESTRICTIONS



The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Mid Cap Disciplined Equity Fund, as defined in the 1940 Act. The Mid Cap Disciplined Equity Fund may not:



      1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;



      2. invest in more than 10% of any class of securities of any one issuer;



      3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;



      4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Mid Cap Disciplined Equity Fund has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Mid Cap Disciplined Equity Fund computed at cost;



      5. underwrite securities, except that the Mid Cap Disciplined Equity Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent


                                    SERIES-22
         with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");



      6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;



      7. invest for the primary purpose of control or management;



      8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;



      9. make loans, except that the Mid Cap Disciplined Equity Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;



     10. invest more than 25% of its total assets in the securities of issuers in any single industry;



     11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;



     12. invest in interests in oil, gas or other mineral exploration or development programs; or



     13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. The Mid Cap Disciplined Equity Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.



The Mid Cap Disciplined Equity Fund may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Mid Cap Disciplined Equity Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Mid Cap Disciplined Equity Fund will not bear the expense of such registration. The Mid Cap Disciplined Equity Fund intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 15% limitation, the Mid Cap Disciplined Equity Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.



                               PORTFOLIO TURNOVER

--------------------------------------------------------------------------------


Although none of the Portfolios intend to invest for the purpose of seeking short-term profits, securities held by each Portfolio will be sold whenever the Portfolio's investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolio's investment objective, without regard to the length of time a particular security may have been held. For 1996, the Portfolio turnover rates were as follows: Quality Bond Portfolio, 35%; Lazard International Stock Portfolio, 9%; MFS Emerging Growth Portfolio, 49%; Federated High Yield Portfolio, 23%; Federated Stock Portfolio, 11%; Large Cap Portfolio, 57% (annualized); and Equity Income Portfolio, 14% (annualized). Because the Mid Cap Disciplined Equity Portfolio is new, no Portfolio turnover information is presently available. We anticipate this Portfolio turnover rate to be approximately 100-125%.


                                    SERIES-23

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. The Travelers Asset Management International Corporation ("TAMIC," also referred to throughout this prospectus as the "Investment Adviser") provides investment supervision to the Portfolios described herein (with the exception of the Quality Bond Portfolio) in accordance with each Portfolio's investment objectives, policies and restrictions. TAMIC'S responsibilities generally include the following:

     (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;

     (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

     (3) supervising the investment program prepared for the Portfolios by the Subadviser;

     (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;

     (5) arranging for the provision of such economic and statistical data as TAMIC shall determine or as may be requested by the Board; and

     (6) providing the Board with such information concerning important economic and political developments as TAMIC deems appropriate or as the Board requests.


TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset value of each of the following Portfolios: Lazard International Stock Portfolio 0.35%; MFS Emerging Growth 0.375 %; Federated High Yield Portfolio 0.25%; Federated Stock Portfolio 0.25%; Large Cap Portfolio 0.30%; Equity Income Portfolio 0.30%; and Mid Cap Disciplined Equity Fund 0.70%. Investment Advisory fees are computed daily and are paid monthly. These fees do not reflect the Subadvisory fees paid to the Subadvisers. Additionally, TAMIC provides investment advisory services to the Travelers Bond Quality Portfolio.


QUALITY BOND PORTFOLIO
INVESTMENT ADVISER: TAMIC

Under its Investment Advisory Agreement with the Trust, TAMIC is paid an amount equivalent on an annual basis to .3233% of the average daily net assets of the Portfolio. The fee is computed daily and paid monthly.

PORTFOLIO MANAGER

The Portfolio is managed by F. Denney Voss. Mr. Voss joined The Travelers Insurance Company in 1980 and currently Mr. Voss is a Senior Vice President of The Travelers Insurance Company. Mr. Voss is also a Vice President of TAMIC. Mr. Voss has also managed TAMIC's Quality Bond Account for

                                    SERIES-24

Variable Annuities since March 1995 and has been responsible for managing the Travelers portfolios backing general account insurance products since August 1994. Prior to transferring to the Travelers Securities Department in 1994, Mr. Voss performed various sales and trading functions for Smith Barney Inc., a Travelers Group subsidiary.

                             INVESTMENT SUBADVISERS
--------------------------------------------------------------------------------

GENERAL

Under the terms of the Investment Advisory and Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. In addition, only Fidelity Management Resource, Inc. ("FMR") also executes the offers, while MFS, Lazard and Federated only place the orders for TAMIC to execute.

For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so. The Subadvisory fees that TAMIC pays to the various Subadvisers are not dependent on the particular Portfolio's performance.


LAZARD INTERNATIONAL STOCK PORTFOLIO
SUBADVISER: LAZARD ASSET MANAGEMENT



Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10020, has entered into an investment Subadvisory agreement (the "Lazard Subadvisory Agreement") on behalf of the Portfolio with TAMIC to provide Subadvisory services to the Lazard International Stock Portfolio. Pursuant to the Lazard Subadvisory Agreement, Lazard will regularly provide the Portfolio with investment research, advice and supervision and furnish continuously an investment program for the Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.



Lazard Asset Management is a division of Lazard & Co. LLC ("Lazard"), a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services in addition to asset management services.



Under its Subadvisory Agreement with TAMIC, Lazard is paid an amount equivalent on an annual basis of .475% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.


MANAGEMENT OF LAZARD PORTFOLIO


Herbert Gullquist is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Gullquist is a Managing Director and Chief Investment Officer of Lazard, and has been with the Subadviser since 1982. He has been the President of The Lazard Funds, Inc., which includes several mutual funds including the Lazard International Stock Portfolio, a publicly traded mutual fund offered by Lazard since that fund's inception in 1991.


MFS PORTFOLIO
SUBADVISER: MFS


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of MFS were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of Febru-


                                    SERIES-25
ary 28, 1997. As of such date, MFS managed approximately $28.9 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


Under its Subadvisory Agreement with TAMIC, MFS is paid an amount equivalent on an annual basis to .375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF MFS PORTFOLIO

John W. Ballen a Senior Vice President of MFS, serves as a co-manager of the MFS Portfolio and in such capacity Mr. Ballen is charged with responsibility for the day-to-day operations of the MFS Portfolio. Mr. Ballen has been employed as a portfolio manager by MFS since 1984. Mr. Ballen is a graduate of Harvard College, University of New South Wales, and Stanford University Graduate School of Business Administration.


Also charged with management of the Fund is Toni Shimura, who joined MFS in 1987 as a member of the Research Department. A graduate of Wellesley College and the Sloan School of Management at the Massachusetts Institute of Technology, she was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice President -- Investments in 1992. She also manages MFS Emerging Growth Series, Series of MFS Variable Insurance Trust, since November 1995.


FEDERATED HIGH YIELD PORTFOLIO
SUBADVISER: FEDERATED INVESTMENT COUNSELING

Federated Investment Counseling ("Federated") a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Pursuant to an agreement between TAMIC and Federated, Federated acts as the Subadviser for the Federated High Yield Portfolio. In its capacity as Subadviser, Federated continually conducts investment research and supervision for the Federated Portfolio and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the investment adviser.

Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to .40% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF THE FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the Federated High Yield Portfolio manager. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of the Portfolio's subadviser since January, 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

                                    SERIES-26

FEDERATED STOCK PORTFOLIO
SUBADVISER: FEDERATED INVESTMENT COUNSELING

Federated also serves as the Subadviser to the Federated Stock Portfolio. (See "Federated High Yield Portfolio--Background" above for a discussion of Federated.)

Federated serves as Subadviser to the Federated Stock Portfolio pursuant to an agreement between itself and TAMIC. Pursuant to this agreement, Federated will continually conduct investment research and supervision for the Portfolio and is responsible for the purchase or sale of portfolio instruments.

Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to .375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF FEDERATED STOCK PORTFOLIO

Peter R. Anderson serves as the Federated Stock Portfolio's co-manager. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of an affiliate of the Subadviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin.

Scott B. Schermerhorn serves as the Federated Stock Portfolio's co-manager. Mr. Schermerhorn joined Federated Investors in 1996 as Vice President of an affiliate of the Subadviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

LARGE CAP PORTFOLIO
SUBADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

Fidelity Management & Research Company ("FMR"), pursuant to a Subadvisory Agreement with TAMIC, serves as the investment Subadviser to the Large Cap Portfolio. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614.


All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3rd, Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR. Corp.


Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annualized basis to .45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as Investment Adviser. These sub-Subadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-subadvisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing such services.

The sub-Subadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 60% of its management fee rate with respect to a Portfolio's investments that the sub-Subadviser manages on a discretionary basis.

MANAGEMENT OF LARGE CAP PORTFOLIO

Thomas B. Sprague is the manager of Large Cap Portfolio. Mr. Sprague is also the manager of Fidelity Adviser Large Cap Fund and Fidelity Large Cap Stock Fund which are publicly offered retail mutual funds. He joined Fidelity in 1985. Mr. Sprague is a graduate of Cornell University and Wharton School of Business.

                                    SERIES-27

EQUITY INCOME PORTFOLIO
SUBADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FMR, pursuant to a Subadvisory Agreement with TAMIC, also serves as the Subadviser to the Equity Income Portfolio. See "Large Cap
Portfolio -- Subadviser: Fidelity Resource Management" above for a discussion of FMR.

Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annual basis to .45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

Stephen Petersen is manager of Equity Income Portfolio. He also manages Fidelity Equity Income Fund, a publicly traded mutual fund. Mr. Petersen is also Senior Vice President of Fidelity Management Trust Co. Previously, he was vice president and manager of several trust accounts. Mr. Petersen joined Fidelity in October 1980.


MID CAP DISCIPLINED EQUITY FUND
SUBADVISER: TRAVELERS INVESTMENT MANAGEMENT COMPANY (TIMCO)



The subadviser to the Portfolio is Travelers Investment Management Company (TIMCO), a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company. For its investment subadvisory services, TIMCO receives a fee from TAMIC equal, on an annual basis, to 0.35% of the Portfolio's average daily net assets.



MANAGEMENT OF MID CAP DISCIPLINED EQUITY FUND



The investment professionals responsible for the daily operations of the Fund are Kent A. Kelley, Sandip A. Bhagat and Jake E. Hurwitz. Mr. Kelley is Chief Executive Officer, and a director of TIMCO. He has been with Travelers since 1976. In addition to earning a Bachelors degree from New York University and a Masters degree from Yale University, Mr. Kelley is also a Chartered Financial Analyst.



Mr. Bhagat is President and a director of TIMCO. He has been with Travelers since 1987. In addition to a Bachelors of Science degree from the University of Bombay, he also earned two Masters degrees (in Chemical Engineering and in Finance) from the University of Connecticut. Mr. Bhagat was designated a Chartered Financial Analyst in 1991.



Mr. Hurwitz is a senior portfolio manager for TIMCO. He has been with Travelers since 1986. Mr. Hurwitz earned a Bachelors of Arts degree from Vanderbilt University and two Masters degrees; one from the University of California (History) and one from New York University (Business Administration: Finance and International Business). Mr. Hurwitz received his Chartered Financial Analyst designation in 1984.


                              FUND ADMINISTRATION
--------------------------------------------------------------------------------


The Series Trust, on behalf of MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Lazard International Stock Portfolio, Travelers Quality Bond Portfolio and Mid Cap Disciplined Equity Fund entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the portfolios at an annualized rate of .06% of the daily net assets of the Portfolios. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


The Series Trust, on behalf of the Large Cap Portfolio and Equity Income Portfolio entered into a Service Agent Agreement with Fidelity Service Company to provide pricing and bookkeeping services

                                    SERIES-28
to the two Portfolios at an annualized rate of .06% of the daily net assets of the Portfolios under $500 million, and .03% over $500 million. There is a minimum total annual fee of $60,000 per Portfolio.


The Series Trust has entered into a sub-contract with Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, under the terms of which FIIOC performs certain transfer and dividend-disbursing services for Large Cap and Equity Income Portfolios.


                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the Subadvisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the Subadvisers may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers which provide research services. The Subadvisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.


Pursuant to a Management Agreement dated May 1, 1993, between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed a certain maximum percentage of each Portfolio's average net assets for any fiscal year. For Lazard International Stock Portfolio the maximum amount is 1.25%, Travelers Quality Bond Portfolio is 0.75%. For all other Portfolios described herein, the amount is 0.95%. This agreement will remain in effect until terminated by either party upon sixty days' notice.


                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into thirteen separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate

                                    SERIES-29
account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.


                                NET ASSET VALUE

--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.


Full and fractional shares of the Portfolios may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.


The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

                                    SERIES-30

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.


                                   TAX STATUS

--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.


                           DIVIDENDS AND DISTRBUTIONS

--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-31

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to the Portfolios as set forth herein or in the prospectus. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

CASH INSTRUMENTS

The Portfolios may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

SHORT-TERM MONEY MARKET INSTRUMENTS


Certain of the Portfolios, including the Large Cap, Equity Income, Lazard International Stock and Mid Cap Disciplined Equity Portfolios may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments; provided, however, that, for the Lazard International Stock Portfolio only, such investments will not ordinarily exceed 5% of the total assets of the Portfolio. Short-term money market instruments in which the Portfolio may invest include
(i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolio and, for Lazard International Stock, Portfolios.


CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES


Certain of the Portfolios, including the Federated High Yield, Large Cap, Equity Income, Mid Cap Disciplined Equity and the Lazard Stock International Portfolio may purchase certificates of deposit. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.


Bankers' Acceptances are short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. The MFS Portfolio may use this investment technique.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

                                    SERIES-32

U.S. GOVERNMENT OBLIGATIONS

All of the Portfolios may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

The Federated, Large Cap, and Equity Income Portfolios may also invest in U.S. Government obligations which may not always receive financial support from the U.S. government including obligations of the:

     - Federal Land Banks;
     - Central Bank for Cooperatives;
     - Federal Intermediate Credit Banks;
     - Federal Home Loan Banks;
     - Farmers Home Administration; and
     - Federal National Mortgage Association.

EQUITY SECURITIES


Certain of the Portfolios, including MFS, Large Cap, Equity Income and Mid Cap Disciplined Equity, may invest in equity securities. By definition, equity securities include common stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors. The Federated High Yield, Large Cap, and Equity Income Portfolios may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


DEBT SECURITIES

Additionally, the Portfolios' investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolios may be permitted to invest in such lower-quality debt securities.


If market quotations are unavailable, lower-quality debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may effect the ability of outside pricing services to value lower-quality debt securities, and the Portfolios' ability to dispose of those securities.


FLOATING AND VARIABLE RATE INSTRUMENTS


The Lazard International Stock Portfolio, Large Cap, Equity Income, Federated High Yield and Mid Cap Disciplined Equity Portfolios may purchase obligations that have a floating or variable rate of


                                    SERIES-33
interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, such events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Portfolio's custodian, subject to a subcustodian agreement approved by the Portfolio between that bank and the Portfolio's custodian.

The floating and variable rate obligations that the Portfolio may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.


VARIABLE AMOUNT MASTER DEMAND NOTES


Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS


The Travelers Quality Bond, Lazard International Stock, MFS, Federated High Yield, Federated Stock, Large Cap, Equity Income and Mid Cap Disciplined Equity Portfolios each may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (e.g., banks or broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.


                                    SERIES-34

In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

Each of the Portfolios may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.


The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the particular Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.


As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS


The Federated High Yield, Federated Stock, Large Cap, Lazard International Stock, Equity Income, and Mid Cap Disciplined Equity Portfolios may enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.



The Large Cap and Equity Income Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the Subadviser. Such transactions may increase fluctuations in the Portfolio's yield or in the market value of its assets.



When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreement are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. The foregoing sentence does not apply to the Large Cap or Equity Income Portfolios.


WHEN-ISSUED SECURITIES

Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.


The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's


                                    SERIES-35

Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

It is the customary practice of Travelers Quality Bond Portfolio to make when-issued purchases for settlement no more than 90 days beyond the commitment date. The Travelers Quality Bond Portfolio may only purchase when issued securities of new issue government or agency securities.

While it is the intention of each Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, Travelers Quality Bond Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Travelers Quality Bond Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Travelers Quality Bond Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Travelers Quality Bond Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities

The Investment Adviser and Subadvisers engaged in trades of when issued securities each believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and the Portfolios do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase when-issued securities.

The MFS Portfolio may engage in trades of when-issued securities. The value of this Portfolio's securities, together with the value of all securities of the issuer of the "when-issued security" may not exceed 5% of the value of the Portfolio's total assets at the time that the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued basis may increase the volatility of its net asset value.

A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS


Certain of the Portfolios including Large Cap, Equity Income, MFS, Lazard International Stock and Mid Cap Disciplined Equity Portfolios may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.


                                    SERIES-36

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.


When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.


Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.


All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.



TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: Several of the Portfolios, including the Large Cap, Equity Income, Lazard International Stock, MFS and Mid Cap Disciplined Equity may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase MFS Portfolio's gross income or in the case of Large Cap and Equity Income Portfolios to adjust investment exposure.


SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

                                    SERIES-37

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS


The Federated High Yield, Large Cap, Equity Income, Lazard International Stock, MFS and Mid Cap Disciplined Equity Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.


The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised.

Certain risks exist in this practice. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS


The Large Cap, Equity Income, Federated High Yield, Lazard International Stock, MFS and Mid Cap Disciplined Equity Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may (must, in the case of the Federated Portfolios) be listed on a national exchange or executed "over-the-counter" with a broker-dealer as


                                    SERIES-38
the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. MFS Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.


OPTIONS ON STOCK INDICES -- MFS, Large Cap, Equity Income, Lazard International Stock and Mid Cap Disciplined Equity Portfolios may write (sell) covered call and put options and purchase call and put options on stock indices. These Portfolios may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When such Portfolios write an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such


                                    SERIES-39
transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.

The MFS, Lazard International Stock, Large Cap, Equity Income Portfolios may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.

INDEX FUTURES CONTRACTS


FUTURES CONTRACTS -- MFS Portfolio, Large Cap Portfolio, Equity Income Portfolio, Lazard International Stock Portfolio and Mid Cap Disciplined Equity Portfolio may enter into stock index futures contracts (Index Futures). The Portfolios will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Portfolios' current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by the Portfolios. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.



OPTIONS ON INDEX FUTURES CONTRACTS -- MFS, Large Cap, Equity Income, Lazard International Stock and Mid Cap Disciplined Equity Portfolios may purchase and write options on stock index futures contracts. Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolios may suffer a loss on the transaction.


FORWARD CONTRACTS ON FOREIGN CURRENCY -- MFS Portfolio, Large Cap Portfolio, Equity Income Portfolio, and Lazard International Stock Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Portfolios will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolios may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolios may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolios may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolios may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolios will realize profits which will increase its gross income. Such

                                    SERIES-40
transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. the Portfolios have established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES -- MFS Portfolio, Large Cap Portfolio, Equity Income Portfolio, and Lazard International Stock Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.


RESTRICTED AND ILLIQUID SECURITIES


Lazard International Stock, MFS, Federated High Yield, Federated Stock, Large Cap, and Equity Income Portfolios may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above mentioned Portfolios may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.


Some restricted securities may be "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the investment adviser or Subadviser believes it is desirable to do so. Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.



The following Portfolios currently limit the amount of net assets that may be invested in illiquid securities to 15% of their respective Portfolio's net assets: Large Cap, Equity Income, MFS, Federated Stock, Federated High Yield, Lazard International Stock and Mid Cap Disciplined Equity Portfolios.


Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the particular Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment adviser or Subadviser will review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Subject to the limitation on investments in illiquid investments, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might

                                    SERIES-41
have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Additionally, the Equity Income, Large Cap and the Federated Portfolios may engage in trading of commercial paper which is illiquid. The limitation for illiquid securities are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. As a matter of investment practice, which may be changed without shareholder approval, the Federated Portfolios will limit investments in illiquid securities, including certain restricted securities not determined by the Subadviser to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

The Equity Income, Large Cap and the Federated Portfolios may also invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be pursuant to an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. These Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Portfolios' Subadviser are quite liquid. The Portfolios may, therefore, treat the restricted securities which meet the criteria for liquidity established by the Subadviser, including Section 4(2) commercial paper, as determined by the Subadviser of the Portfolio, as liquid and not subject to the investment limitation applicable to illiquid securities.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The MFS, Large Cap, Lazard International Stock, Federated High Yield, and Equity Income Portfolios may each purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities. For example MFS Portfolio may invest up to 25% of its net assets in such securities, although it generally expects to invest between 0% and 10% of its total assets in foreign securities (not including ADRs).

                                    SERIES-42

The Portfolios may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. MFS Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITORY RECEIPTS

As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES

The MFS, Large Cap, Federated High Yield, Lazard International Stock, and Equity Income Portfolios may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolios may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

                                    SERIES-43

LENDING PORTFOLIO SECURITIES


The Lazard International Stock, MFS, Federated High Yield, Federated Stock, Large Cap, Equity Income and Mid Cap Disciplined Equity Portfolios are each authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The Large Cap and Equity Income Portfolios may lend portfolio securities to Fidelity. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.


As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Each of the Portfolios engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate. For example, MFS will usually only make loans to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U. S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. MFS Portfolio would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). The Lazard International Stock and Federated Portfolios may lend securities from its portfolio to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Portfolio with respect to the loan is maintained by the borrower with the Portfolio in a segregated account.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING

All of the Portfolios may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. The Federated Portfolios may borrow up to 33% of their respective assets for such reasons as well.

Temporary or emergency borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Lazard International Stock Portfolio's total assets (including the amount borrowed) less liabilities (including the amount borrowed) at the time the borrowing is made. Securities may not be purchased by the Portfolio while borrowings in excess of 5% of the value of the Lazard International Stock Portfolio's

                                    SERIES-44
total assets are outstanding. The foregoing policies do not apply to MFS, Equity Income, and Large Cap Portfolios, whose policies permit borrowing of up to 33 1/3% of total assets.

LETTERS OF CREDIT


The Lazard International Stock Portfolio and Mid Cap Disciplined Equity Fund may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Lazard International Stock Portfolio may be used for letter of credit-backed investment.


INVESTMENT IN UNSEASONED COMPANIES

The Lazard International Stock, Equity Income, and Large Cap Portfolios may also invest Portfolio assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Lazard International Stock Portfolio has undertaken that it will not make investments that will result in more than 5% of its total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS

The Large Cap and Equity Income Portfolios may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES

Federated High Yield, MFS Portfolio, Large Cap Portfolio and Equity Income Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES

Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

MFS Portfolio, Federated High Yield, Large Cap and Equity Income Portfolios may invest a portion of their assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

                                    SERIES-45

MFS, Large Cap and Equity Income Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, please review the SAI.

INVESTMENT COMPANY SECURITIES

The Large Cap, Equity Income, and Lazard International Stock Portfolios may purchase and sell securities of closed-end investment companies.

AFFILIATED BANK TRANSACTIONS

The Large Cap and Equity Income Portfolios may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits): municipal securities, U. S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the Subadvisers of Portfolios engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES

The Large Cap, Equity Income, and Lazard International Stock Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency, Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

                                    SERIES-46

SHORT SALES "AGAINST THE BOX"

The Large Cap, Equity Income, and Lazard International Stock Portfolios may enter into a short sale against the box. If a Portfolio decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

SWAP AGREEMENTS

The Large Cap and Equity Income Portfolios may engage in swap agreements which can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if the Subadviser determines it is consistent with the fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

                                    SERIES-47

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rate Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.

C -- Bonds rate C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or

                                    SERIES-48
changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                    SERIES-49

                           THE TRAVELERS SERIES TRUST


L-11788-3NC                                                                 5/97

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO
                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)
                        TRAVELERS QUALITY BOND PORTFOLIO
                      LAZARD INTERNATIONAL STOCK PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                           FEDERATED STOCK PORTFOLIO
                              LARGE CAP PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                        MID CAP DISCIPLINED EQUITY FUND


                                  MAY 1, 1997

         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, The Travelers Series Trust's (the "Trust") prospectus dated May 1, 1997. A copy of the prospectus is available from the office of the Trust at The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 or by calling 1-800-842-8573. This SAI should be read in conjunction with the accompanying 1996 Annual Reports for the Portfolios.

                               TABLE OF CONTENTS


                                                                            PAGE
THE TRAVELERS SERIES TRUST . . . . . . . . . . . . . . . . . . . . . . . .   4
U.S. GOVERNMENT SECURITIES PORTFOLIO . . . . . . . . . . . . . . . . . . .   4
    Investment Objectives and Policies   . . . . . . . . . . . . . . . . .   4
    Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . .   4
SOCIAL AWARENESS STOCK PORTFOLIO   . . . . . . . . . . . . . . . . . . . .   5
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   5
    Social Criteria  . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
    Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . .   6
UTILITIES PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   7
    Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . .   7

ZERO COUPON BOND FUND PORTFOLIOS (Series 1998, 2000, 2005) . . . . . . . .   8
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   8
    Investment Securities, Strategies and Techniques . . . . . . . . . . .   9
    Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . .   9
TRAVELERS QUALITY BOND PORTFOLIO . . . . . . . . . . . . . . . . . . . . .   10
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   10
    Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . .   11
LAZARD INTERNATIONAL STOCK PORTFOLIO . . . . . . . . . . . . . . . . . . .   11
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   11
    Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . .   12
MFS EMERGING GROWTH PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . .   13
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   13
    Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . .   14
FEDERATED HIGH YIELD PORTFOLIO . . . . . . . . . . . . . . . . . . . . . .   14
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   14
    Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .   15
FEDERATED STOCK PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . .   16
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   16
    Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .   16
LARGE CAP PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   17
    Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .   18
EQUITY INCOME PORTFOLIO . . . . . . . . .. . . . . . . . . . . . . . . . .   19
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   19
    Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .   20
MID CAP DISCIPLINED EQUITY FUND. . . . . . . . . . . . . . . . . . . . . .   20
    Investment Objectives and Policies . . . . . . . . . . . . . . . . . .   20
    Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . .   21
VALUATION OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . .   22
DISTRIBUTIONS AND TAXES  . . . . . . . . . . . . . . . . . . . . . . . . .   22
TRUSTEES AND OFFICERS    . . . . . . . . . . . . . . . . . . . . . . . . .   23

DECLARATION OF TRUST . . . . . . . . . . . . . . . . . . . . . . . . . .    25
INVESTMENT ADVISORY SERVICES . . . . . . . . . . . . . . . . . . . . . .    25

INVESTMENT SUBADVISERS . . . . . . . . . . . . . . . . . . . . . . . . .    26
    General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
    Lazard . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
    MFS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
    Federated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
    Fidelity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
    SBMFM .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
    Securities Transactions. . . . . . . . . . . . . . . . . . . . . . .    30
    The Advisory Agreements  . . . . . . . . . . . . . . . . . . . . . .    31
REDEMPTIONS IN KIND. . . . . . . . . . . . . . . . . . . . . . . . . . .    31
BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
FUND ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . .    34
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .    34
APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36

                           THE TRAVELERS SERIES TRUST

         The Travelers Series Trust (the "Series Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

         The Series Trust is currently divided into multiple series (the "Portfolios"), each with its own investment objective and policies, each of which are diversified portfolios under the Investment Company Act of 1940, as amended (the "1940 Act").


                      U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the U.S. Government Securities Portfolio is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Portfolio invests primarily in direct obligations of the United States Government, in obligations of its instrumentalities supported by its full faith and credit, and in obligations issued or guaranteed by Federal Agencies which are independent corporations sponsored by the United States and which are subject to its general supervisory oversight, but which do not carry the full faith and credit obligations of the United States.

INVESTMENT RESTRICTIONS

         The following restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The U.S. Government Securities Portfolio will not:

         (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (exclusive of securities issued by the United States Government, its agencies or instrumentalities, for which there is no limit);

         (2) invest in more than 10% of any class of securities of any one issuer;

         (3) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding according to the 1940 Act, a borrowing may not exceed one-third of the value of the net assets, including the amount borrowed; the Portfolio has no intention of attempting to increase its net income by borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets computed at cost;

         (4) underwrite securities, except that the Portfolio may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the is position of restricted securities, the Portfolio may be deemed to be an underwriter, as defined in the Securities Act of 1933;

         (5) purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs and for hedging purposes;

         (6)     invest for the primary purpose of control or management;

         (7) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         (8) make loans, except that the Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker/dealers; all such investments must be consistent with the investment objective and policies;

         (9) invest more than 25% of its total assets in the securities of issuers in any single industry (other than securities issued by the United States Government, its agencies or instrumentalities); or

         (10) purchase securities of other investment companies, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company; when consistent with its investment objectives, the Portfolio may purchase securities of brokers, dealers, underwriters or investment advisers.


                        SOCIAL AWARENESS STOCK PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Social Awareness Stock Portfolio is long-term capital appreciation and retention of net investment income. The Portfolio seeks to fulfill this objective by selecting investments, primarily common stocks, that Smith Barney Mutual Fund Management, Inc. ("SBMFM") determines meet certain social criteria, based on analysis of data. It is up to the discretion of the investment adviser to determine the source for the data. This principal objective does not preclude the realization of short-term gains when conditions suggest the long-term goal is accomplished by such short-term transactions.

         The assets of the Social Awareness Portfolio generally will be invested in a portfolio of equity securities, primarily common stocks, diversified across industries and companies. However, when it is determined that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including obligations of the United States Government.

SOCIAL CRITERIA

         The Social Awareness Stock Portfolio utilizes certain social criteria to define a universe of common stocks that are acceptable investment vehicles for the Portfolio. Companies will not meet the social criteria established for the Portfolio if a significant portion of their revenues, as determined by SBMFM, are derived from (a) the production of tobacco, tobacco products, alcohol, or military defense systems; or (b) the provision of military defense related services, or gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.

         If a company fails a social criteria restriction after the Social Awareness Portfolio has purchased its common stock or should the Portfolio inadvertently acquire a security which is not an acceptable investment, SBMFM will eliminate the securities of such company from the Social Awareness Portfolio's portfolio in an orderly manner within a reasonable period of time.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth in Items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Trustees. The Social Awareness Stock Portfolio will not:

         (1) invest more than 5% of its total assets in securities of any one issuer, except obligations of the United States Government and its instrumentalities;

         (2) borrow money, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Portfolio and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Portfolio;

         (3) underwrite securities of other issuers, except that the Portfolio could be deemed an underwriter when engaged in the sale of restricted securities (see item 13);

         (4) purchase interests in real estate, except as may be represented by securities for which there is an established market;

         (5) purchase commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes;

         (6) make loans, except through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors (see item 13);

         (7) invest in the securities of a company for the purpose of exercising management or control;

         (8) acquire more than 10% of the voting securities of any one issuer (it is the present practice of the Portfolio not to exceed 5% of the voting securities of any one issuer);

         (9)     issue senior securities;

         (10)    make short sales of securities;

         (11) make purchases on margins, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         (12) invest in securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets; or

         (13) invest more than 5% of the value of the assets of the Portfolio in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

         Changes in the investments of the Portfolio may be made from time to time to take into account changes in the outlook for particular industries or companies. The Portfolio's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While the Portfolio may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

         The assets of the Portfolio will be kept fully invested except that
(a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short- term bills and notes, may be held for limited periods, pending investments in accordance with their respective investment policies.


                              UTILITIES PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The primary investment objective of the Utilities Portfolio (the "Portfolio") is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries, which industries are deemed for these purposes to be comprised of companies principally engaged (that is, at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority) in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, United States government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved. The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

         (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

         (3) purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities (for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio);

         (4) make short sales of securities or maintaining a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

         (5) borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;

         (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness (for purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets);

         (7) invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts;

         (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

         (9) concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.

         In addition, the Portfolio will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.


                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)


INVESTMENT OBJECTIVE AND POLICIES

         The objective of each of the three Zero Coupon Bond Portfolios is to provide as high an investment return as is consistent with the preservation of capital. Each Portfolio's investment objective may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that a Portfolio will achieve its investment objective.

Each Portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Portfolio at substantial discounts from their value at maturity. The Zero Coupon Bond Portfolios may not be appropriate for contract owners who do not plan to have their premiums invested in shares of the Portfolios for the long-term or until maturity.

INVESTMENT SECURITIES, STRATEGIES AND TECHNIQUES

         Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described below. The Stripped Securities in which each Portfolio will invest consist of:

         (1) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of the Funds' assets);

         (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

         (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

         (4) zero coupon securities issued by certain entities which consist of stripped debt obligations and stripped coupons of asset- backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 10% limitation for such securities.

         (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

         As to the remaining 35% of each Zero Coupon Bond Portfolio, the assets may be invested in non-zero coupon securities such as common stock and other equity securities, bonds and other debt securities, and money market instruments.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of majority of the outstanding voting securities of each Zero Coupon Bond Portfolio, as defined in the Investment Company Act of 1940, as amended. Each of the Zero Coupon Bond Portfolios will not:

         (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

         (3) purchase securities on margin, except that each Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by a Portfolio;

         (4) make short sales of securities or maintain a short position, except to the extent of 5% of each Portfolio's net assets and except that a Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

         (5) borrow money, including reverse repurchase agreements, except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments;

         (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of a Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets;

         (7) invest in commodities, except that each Portfolio may purchase or write futures contracts and options on futures contracts;

         (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

         (9)     concentrate in any industry.

        (10) will not purchase illiquid securities if more than 15% of the total assets of a Portfolio would be invested in such securities.

TRAVELERS QUALITY BOND PORTFOLIO ("TRAVELERS BOND PORTFOLIO")
INVESTMENT OBJECTIVES AND POLICIES

The basic investment objective of Travelers Bond Portfolio is to seek current income, moderate capital volatility and total return.

The assets of Travelers Bond Portfolio will be primarily invested in money market obligations, including, but not limited to:

-   treasury bills;
-   repurchase agreements;
-   commercial paper;
-   bank certificates of deposit and bankers' acceptances; and
- publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments.

These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Investment Adviser concludes that the investment yields justify a longer term commitment. No more than 25% of the value of Travelers Bond Portfolio's assets will be invested in any one industry.

The Portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Travelers Bond Portfolio are generally not listed securities, there are firms which make markets in the type of debt instruments that Travelers Bond Portfolio holds. No problems of liquidity are anticipated with regard to the investments of Travelers Bond Portfolio.

From time to time, Travelers Bond Portfolio may commit to purchase new-issue government or agency securities on a "when-issued" basis (referred to throughout as "when-issued securities"). Travelers Bond Fund may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the Travelers Bond Portfolios securities. See Exhibit A to the prospectus for a more complete description of these investment techniques.

INVESTMENT RESTRICTIONS

The Travelers Bond Portfolio is subject to certain investment restrictions. Specifically, the Investment Adviser, on behalf of Travelers Bond Portfolio may:
   - invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);
   - borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;
   - purchase interests in real estate represented by securities for which there is an established market;
   - make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;
   - acquire up to 10% of the voting securities of any one issuer (it is the present practice of Travelers Bond Portfolio not to exceed 5% of the voting securities of any one issuer);
   - make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and
   - invest up to 15% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Please see the prospectus for additional information concerning this Portfolio.


LAZARD INTERNATIONAL STOCK PORTFOLIO ("LAZARD INTERNATIONAL STOCK PORTFOLIO") INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Lazard International Stock Portfolio is to seek capital appreciation through investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).

The Portfolio expects to invest its assets principally in the common stocks of non-U.S. companies, (although the Portfolio may have substantial investments in American Depository Receipts ("ADRs" and Global Depository Receipts), convertible bonds, and other convertible securities.

There is no requirement, however, that the Lazard International Stock Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, it may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade.

It is the present intention of the Subadviser to invest the Lazard International Stock Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Subadviser may determine from time to time. Under normal market conditions, the Lazard International Stock Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Subadviser.

In selecting investments for the Lazard International Stock Portfolio, the Subadviser attempts to identify inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Subadviser seeks to identify companies that it believes are financially productive and undervalued in those markets. The Subadviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The Subadviser recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus the Subadviser relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Subadviser communicates with its offices in Paris, London and Tokyo for information concerning current business trends, as well as for a better understanding of the management of local businesses. The information supplied by these affiliates will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.

The Lazard International Stock Portfolio may enter into foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates.

When, in the judgment of the Subadviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. Companies or short-term money market instruments or hold its assets in cash.

   In addition, the Lazard International Stock Portfolio may engage in the following additional investment activities described in greater detail in Exhibit A to the prospectus: (i) trading of short term money market instruments; (ii) lending of Portfolio securities; (iii) floating and variable rate instruments; (iv) letters of credit; (v) purchase and sales of restricted securities; (vi) investments in emerging or unseasoned companies.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Lazard International Stock Portfolio. The Lazard International Stock Portfolio may not:

- issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. For purposes of this investment restriction, the Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes shall not constitute borrowing;

- make loans, except loans of portfolio securities not having a value in excess of 10% of the Portfolio's total assets and except that the Portfolio may purchase debt obligations in accordance with its investment objectives and policies;
- invest in illiquid securities if immediately after such investment more than 10% of the value of the Portfolio's net assets, taken at market value, would be invested in such securities;
- purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, the Lazard International Stock Portfolio may purchase securities in an amount up to 5% of the value of its total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;
-        purchase the securities of issuers conducting their principal business
         in the same industry, if the value of the   value of the Portfolio's
         investment exceeds 25% of the Portfolio's then current net asset value;
- purchase or sell real estate except in a manner consistent with specific rules described in greater detail in the prospectus;
-        purchase securities on margin; underwrite securities; or
-        make investments for the purpose of exercising control or management.


MFS EMERGING GROWTH PORTFOLIO ("MFS PORTFOLIO")
INVESTMENT OBJECTIVES AND POLICIES

MFS Portfolio's investment objective is to seek to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio's investment objective. MFS Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

However, the MFS Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

The MFS Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

The MFS Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A to the prospectus for a discussion of these investment techniques.) MFS may invest in, or write (as applicable), the following:

- foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see Exhibit
         A);
- foreign currency and forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies;
- foreign securities (up to 25% of its total assets) which may be traded on foreign exchanges (not including American Depository Receipts ("ADRs")). (It expects generally to invest between 0% to 10% in such securities.);
-        emerging market securities;

- cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs;
-        corporate asset-backed securities;
- covered call and put options and may purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes;
- stock index futures contracts and options thereon for hedging purposes and for non-hedging purposes, subject to applicable law;
- portfolio securities purchased on a "when-issued" or on a "forward delivery" basis; and
-        loan participations.

In addition, MFS Portfolio may engage in certain investment activity described in greater detail in Exhibit A to the prospectus: (i) lending of Portfolio securities; (ii) repurchase agreements; (iii) purchase and sales of restricted securities; (iv) when issued securities; (v) corporate asset-backed securities;
(vi) loan participation and other direct indebtedness; (vi) foreign securities;
(vii) ADRs; (viii) emerging market securities; and (ix) various futures and option trading techniques.

INVESTMENT RESTRICTIONS

The MFS Portfolio is subject to certain fundamental investment restrictions listed below. The MFS Portfolio will not:

-        borrow money in an amount in excess of 33 1/3% of  its net assets;
-        underwrite securities;
- concentrate its investments in any particular industry in excess of 25% of its total net assets;
-        purchase or sell real estate in the ordinary course of its business;

Additionally, certain other nonfundamental investment restrictions apply, including the following: The MFS Portfolio will not:

- make loans except by the purchase of obligations in which the Portfolio is authorized to invest;
- purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 15% of its total assets to be invested in the securities of such issuer;
-        invest for the purpose of control or management;
-        purchase securities on margin, except as provided in the prospectus;
-        issue any senior security; and
- purchase, except on a limited basis, securities issued by any other registered investment company.


FEDERATED HIGH YIELD PORTFOLIO ("FEDERATED HIGH YIELD PORTFOLIO") INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Federated High Yield Portfolio intends to invest are expected to be lower-rated corporate debt obligations. The investment objective stated above cannot be changed without approval of shareholders.

The Federated High Yield Portfolio will invest primarily in fixed rate corporate debt obligations. The fixed rate corporate debt obligations in which the Federated High Yield Portfolio intends to invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, the following:

- corporate debt obligations having fixed or floating rates of interest and which are rated BBB or lower by nationally recognized statistical rating organizations;

-        preferred stocks; foreign securities and ADRs;
-        asset backed securities;
-        equipment trust and lease certificates
-        commercial paper;
-        zero coupon bonds;
-        pay-in-kind securities;
-        obligations of the United States;
- notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; Student Loan Marketing Association; National Credit Union Administration and Tennessee Valley Authority;
- time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks;
- bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less
- general obligations of any state, territory, or possession of the United States, or their political subdivisions; and
- equity securities, including unit offerings that combine fixed rate securities and common stock and common stock equivalents such as warrants, rights and options.

The corporate debt obligations in which the Federated High Yield Portfolio may invest are generally rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Federated High Yield Portfolio's investment Subadviser to be of comparable quality.

The Federated High Yield Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

In addition to the investment techniques described above, the Federated High Yield Portfolio may also engage in the following investment techniques described in greater detail in Exhibit A to the prospectus: (i) restricted securities; (ii) when-issued securities; (iii) temporary investments; (iv) repurchase agreements; (v) put and call options; and (vi) lending of portfolio securities.

INVESTMENT RESTRICTIONS

The Federated High Yield Portfolio will not:

- borrow money directly or through reverse repurchase agreements (arrangements in which the Federated High Yield Portfolio sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Federated High Yield Portfolio may borrow up to one-third of the value of its net assets;
- sell securities short except, under strict limitations, the Federated High Yield Portfolio may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions or
-        pledge assets except to secure permitted borrowing.

The above are the fundamental investment limitations of the Federated High Yield Portfolio. The following limitations, however, are nonfundamental. The Federated High Yield Portfolio will not:

- invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations;
- commit more than 5% of the value of its total assets to premiums on open put option positions;
- invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any one issuer;
- invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States;
-        invest directly in minerals;
-        underwrite securities;
-        invest more than 5% in put options;
- write covered call options unless the securities are held by the Portfolio;
-        invest in real estate; or
- purchase the securities of other investment companies, except in limited situations.


FEDERATED STOCK PORTFOLIO  ("FEDERATED STOCK PORTFOLIO")
INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Portfolio is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies described in the prospectus. This investment objective cannot be changed without the approval of shareholders.

The Portfolio's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Portfolio invests primarily in common stocks of companies selected by the Portfolio's Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry.
Ordinarily, these companies will be in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will be considered by the Portfolio's Subadviser and may outweigh revenues. Other permitted investments include, but are not limited to:

- preferred stocks, corporate bonds, notes, and warrants of these companies. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.;
-        U.S. government securities;
-        repurchase agreements;
-        money market instruments;
- securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs") (in an amount of not more than 10% if its assets); and
-        when-issued securities.

See Exhibit A to the prospectus for a more detailed discussion of the above investments.

INVESTMENT RESTRICTIONS

The fundamental investment restrictions of the Federated Stock Portfolio are set forth below. The Federated Stock Portfolio will not:

- borrow money or pledge securities except, under certain circumstances, the Portfolio may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;
- invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);
-        acquire more than 10% of the voting securities of any one issuer;
-        invest in real estate;
-        issue senior securities;
-        trade in puts and calls; or
-        underwrite securities.


LARGE CAP PORTFOLIO  ("LARGE CAP PORTFOLIO")

INVESTMENT OBJECTIVES AND POLICIES

Large Cap Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations

The Subadviser normally invests at least 65% of the Portfolio's total assets in equity securities of companies with large market capitalizations. For purposes of the Portfolio's investment policies, large market capitalization companies are defined as those companies with market capitalizations of $1 billion or more at the time of the Portfolio's investment. Companies whose market capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65% policy. The Large Cap Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) The Subadviser, on behalf of the Portfolios, may invest in, or write (as applicable), the following:

-        cash instruments;
-        equity securities;
-        debt securities;
-        foreign securities;
-        repurchase agreements;
-        reverse repurchase agreements;
-        various futures and option-related techniques and instruments;
-        ADRs;
-        emerging market securities;
-        lending of portfolio securities;
-        real estate related instruments;
-        corporate asset-backed securities;
-        loan participations and other direct indebtedness;
-        indexed securities;
-        short sales "against the box";
-        cash instruments;
-        swap agreements; and
-        restricted securities.

The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes, and to lend portfolio securities.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

The Large Cap Portfolio may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. The Portfolio seeks to spread investment risk by diversifying its holdings among companies and industries.

The Portfolio may not buy all of these instruments or use all of these techniques, and those described in the prospectus, to the full extent permitted unless it believes that doing so will help achieve its goals. Current holdings and recent investment strategies are described in the Portfolio's financial reports which are sent to shareholders twice a year.

Purchase of a debt security is consistent with the Portfolio's debt quality policy if it is rated at or above the stated level by Moody's Investor Services, Inc., in the equivalent categories by Standard & Poor's Corporation, or is unrated but judged to be of equivalent quality by the Portfolio's Investment Adviser. The Portfolio currently intends to limit its investments in lower-than-Baa-quality debt securities to less than 35% of its assets.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental. The Portfolio will not:

- With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;
-        Issue senior securities, except as permitted under the 1940 Act;
- Borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
- underwrite securities issued by others, except to the extent that the Portfolio may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;
- purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
- purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities or companies engaged in the real estate business);
- purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
- lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
- the Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the Subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Portfolio.

The following investment limitations, along with all other policies or limitations not specifically identified as fundamental, are not fundamental.

- The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contnbracts and options are not deemed to constitute selling securities short.
- The Portfolio does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transaction, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.
- The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions). The Portfolio will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments.
         Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.
- The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
- The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
- The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For purposes of this limitation pass through entities and other special purpose vehicles or pools of financial assets such as issues of asset backed securities or investment companies are not considered "business enterprises."
- The Portfolio does not currently intend to purchase the securites of any issuer if those officers and Trustees of the trust and those officers and directors of the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
- The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.


EQUITY INCOME PORTFOLIO  ("EQUITY INCOME PORTFOLIO")
INVESTMENT OBJECTIVES AND POLICIES

The Portfolio seeks reasonable income by investing primarily in income-producing equity securities. Normally, at least 65% of the Portfolio's total assets will be invested in these securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that beats that of the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit. When choosing the Portfolio's investments, the Subadviser also considers the potential for capital appreciation.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. The Subadviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as the Subadviser intends. The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries.

The Subadviser normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

Equity Income Portfolio may engage in trade of certain other securities and use other investment techniques as described more fully in Exhibit A in the prospectus including: (i) equity securities; (ii) debt securities; (iii) foreign securities; (iv) repurchase agreements; (v) restricted securities; (vi) lending; and (vii) various money market instruments.


INVESTMENT RESTRICTIONS

The Equity Income Portfolio is subject to the same investment limitations as the Large Cap Portfolio described above. Please refer to "Large Cap Portfolio --Investment Restrictions" above for a complete discussion of such applicable limitations.

In addition to those limitations, the Equity Income Portfolio will conform its purchases of debt security to a stated debt quality policy. For example, the Portfolio may make purchases of lower-rated debt securities if such securities are rated at or above the stated level by Moody's or rated in the equivalent categories of S&P, or is unrated but judged to be of equivalent quality by the Subadviser. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to 20% of its assets. (See Exhibit B to the prospectus for a discussion of rating agency procedures.)


MID CAP DISCIPLINED EQUITY FUND ("MID CAP DISCIPLINED EQUITY FUND") INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Mid Cap Disciplined Equity Fund is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the Standard & Poor's 400 stock index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

The investment policies of the Mid Cap Disciplined Equity Fund are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). These policies permit the Fund to:

-        invest up to 5% of its assets in the securities of any one issuer;
- borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;
-        pledge up to 10% of its assets to secure borrowings;

- invest up to 25% of its assets in the securities of issuers in the same industry; and
- invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Mid Cap Disciplined Equity Fund, as defined in the 1940 Act. The Mid Cap Disciplined Equity Fund may not:

- invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;
-        invest in more than 10% of any class of securities of any one issuer;
- invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;
- borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Mid Cap Disciplined Equity Fund has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Mid Cap Disciplined Equity Fund computed at cost;
- underwrite securities, except that the Mid Cap Disciplined Equity Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");
- purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;
-        invest for the primary purpose of control or management;
- make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;
- make loans, except that the Mid Cap Disciplined Equity Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;
- invest more than 25% of its total assets in the securities of issuers in any single industry;
- purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;
- invest in interests in oil, gas or other mineral exploration or development programs; or
- invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. The Mid Cap Disciplined Equity Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.

         The Mid Cap Disciplined Equity Fund may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Mid Cap Disciplined Equity Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Mid Cap Disciplined Equity Fund will not bear the expense of such registration. The Mid Cap Disciplined Equity Fund intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 15% limitation, the Mid Cap Disciplined Equity Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.


                            VALUATION OF SECURITIES

         Current value for the Fund's portfolio securities is determined as follows: Securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; and securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity.


                            DISTRIBUTIONS AND TAXES

         It is the Series Trust's intention to distribute dividends from net investment income and all net realized capital gains from the Portfolios annually in shares or, at the option of the shareholder, in cash. All of the Portfolios have qualified, and intend to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. Thus the Portfolios are relieved of any federal income tax liability by distributing all of their net investment income and net capital gains, if any, to its shareholders.

         When any Portfolio makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to the best of the Portfolio's ability to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Portfolio's books, but will be made on a federal taxation basis.

                             TRUSTEES AND OFFICERS

Name                                  Present Position and Principal Occupation During Last Five Years
----                                  ----------------------------------------------------------------
*Heath B. McLendon                    Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
 Chairman and Member                  Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
 388 Greenwich Street                 President (1994-present), Smith Barney Mutual Funds Management Inc.;
 New York, New York                   Chairman and Director of forty-one investment companies associated with
 Age 63                               Smith Barney; Chairman, Board of Trustees, Drew University; Trustee,
                                      The East New York Savings Bank; Advisory Director, First Empire State
                                      Corporation; Chairman, Board of Managers, seven Variable Annuity
                                      Separate Accounts of The Travelers Insurance Company+; Chairman, Board
                                      Company++; prior to July 1993, Senior Executive Vice President of
                                      Shearson Lehman Brothers Inc.

  Knight Edwards                      Of Counsel (1988-present), Edwards & Angell, Attorneys; Member,
  Member                              Advisory Board (1973-1994), thirty-one mutual funds sponsored by
  2700 Hospital Trust Tower           Keystone Group, Inc.; Member, Board of Managers, seven Variable Annuity
  Providence, Rhode Island            Separate Accounts of The Travelers Insurance Company+; Trustee, five
  Age 73                              Mutual Funds sponsored by The Travelers Insurance Company.++

  Robert E. McGill, III               Retired manufacturing executive.  Director (1983-1995), Executive Vice
  Member                              President (1989-1994) and Senior Vice President, Finance and
  295 Hancock Street                  Administration (1983-1989), The Dexter Corporation (manufacturer of
  Williamstown, Massachusetts         specialty chemicals and materials); Director (1983-1995), Life
  Age 65                              Technologies, Inc. (life science/biotechnology products); Director,
                                      (1994-present), The Connecticut Surety Corporation (insurance);
                                      Director (1995-present), Calbiochem Novachem International (life science/biotechnology products); Director (1995-present), Chemfab
                                      Corporation (specialty materials manufacturer); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

  Lewis Mandell                       Dean, College of Business Administration (1995-present), Marquette
  Member                              University; Professor of Finance (1980-1995) and Associate Dean (1993-
  606 N. 13th Street                  1995), School of Business Administration, and Director, Center for
  Milwaukee, WI 53233                 Research and Development in Financial Services (1980-1995), University
  Age 54                              of Connecticut; Director (1992-present), GZA Geoenvironmental Tech,
                                      Inc. (engineering services); Member, Board of Managers, seven Variable
                                      Annuity Separate Accounts of The Travelers Insurance Company+;
                                      Trustee, five Mutual Funds sponsored by The Travelers Insurance
                                      Company.++

  Frances M. Hawk                     Portfolio Manager (1992-present), HLM Management Company, Inc.
  Member                              (investment management); Assistant Treasurer, Pensions and Benefits.
  222 Berkeley Street                 Management (1989-1992), United Technologies Corporation (broad- based
  Boston, Massachusetts               designer and manufacturer of high technology products); Member, Board
  Age 49                              of Managers, seven Variable Annuity Separate Accounts  of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

Ernest J. Wright                    Assistant Secretary (1994-present), Counsel (1987-present), The
Secretary to the Board              Travelers Insurance Company; Secretary, Board of Managers, seven
One Tower Square                    Variable Annuity Separate Accounts of The Travelers Insurance Company+;
Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
Age 56                              Travelers Insurance Company.++

Kathleen A. McGah                   Assistant Secretary and Counsel (1995-present), The Travelers Insurance
Assistant Secretary to the Board    Company; Assistant Secretary, Board of Managers, seven Variable Annuity
One Tower Square                    Separate Accounts of The Travelers Insurance Company+; Assistant
Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
Age 46                              Travelers Insurance Company.++  Prior to January 1995, Counsel, ITT
                                    Hartford Life Insurance Company.

Lewis E. Daidone                    Managing Director of Smith Barney, Senior Vice President and Treasurer
Treasurer                           of 41 investment companies associated with Smith Barney since January, 1996,
388 Greenwich Street                and Director and Vice President of SBMFM and TIA; Treasurer, Board of Trustees,
New York, New York                  five Mutual Funds sponsored by The Travelers Insurance Company.++
Age 38

Irving David                        Vice President of Smith Barney, Asset Management Division (March 1994-
Controller                          present); Controller, Board of Trustees, five Mutual Funds sponsored by
388 Greenwich Street                The Travelers Insurance Company.++
New York, NY                        Prior to March 1994, Director of Smith Barney, Controller and Assistant
Age 35                              Treasurer of 41 investment companies associated with Smith Barney.

Thomas M. Reynolds                  Director of Smith Barney, Asset Management Division; Controller and
Controller                          Assistant Secretary of 35 investment companies associated with Smith
388 Greenwich Street                Barney, (September 1991-present); Controller, Board of Trustees, five
New York, NY                        Mutual Funds sponsored by The Travelers Insurance Company.++
Age 36

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

         * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

         Members of the Board of Trustees who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company. Once a Board Member retires, 50% of the retainer amount will be paid annually. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.

                              DECLARATION OF TRUST

         The Series Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Series Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Series Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Series Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Series Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of Series Trust property for any shareholder held personally liable for the obligations of the Series Trust.

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, a Trustee shall not be liable for the neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or the reckless disregard of his duties.

         The Trustees were elected by Shareholders at a meeting held on October 30, 1992. After such meeting, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, and unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, or if at the time of filling a vacancy less than two-thirds of the Trustees holding office after filling the vacancy were elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. Any Trustee may voluntarily resign from office, or Trustees may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; and (3) either by declaration in writing or at a meeting called for such purpose by the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Trust. The Series Trust is required to assist in Shareholders' communications. In accordance with current laws, insurance companies will request voting instructions from contract owners participating in variable annuity and/or variable life insurance contracts held by their respective separate accounts. Insurance companies will vote shares of the Portfolios in the same proportion as the voting instructions received.

         Voting rights are not cumulative, that is, the holders of more than 50% of the shares voting on the election of Trustees can, if they choose to do so, elect all of the Trustees of the Series Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

         No amendment may be made to the Declaration of Trust without a "vote of a majority of the outstanding voting securities" of the Series Trust (as defined in the 1940 Act).


                          INVESTMENT ADVISORY SERVICES

As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. Travelers Asset Management International Corporation ("TAMIC,") and Smith Barney Mutual Funds Management, Inc. ("SBMFM,") both referred to throughout as the "Investment Adviser") provide investment supervision to certain Portfolios described herein in accordance with each Portfolio's investment objectives, policies and restrictions. The Investment Advisers' responsibilities generally include the following:

         (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;
         (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;
         (3) supervising the investment program prepared for the Portfolios by the Subadviser;
         (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;
         (5) arranging for the provision of such economic and statistical data as the Investment Adviser shall determine or as may be requested by the Board; and
         (6) providing the Board with such information concerning important economic and political developments as the Investment Adviser deems appropriate or as the Board requests.

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset value of each of the following Portfolios: Lazard International Stock Portfolio 0.35%; MFS Emerging Growth 0.375%; Federated High Yield Portfolio 0.25%; Federated Stock Portfolio 0.25%; Large Cap Portfolio 0.30%; Equity Income Portfolio 0.30%; and Mid Cap Disciplined Equity Fund 0.70%. Investment advisory fees are computed daily and are paid monthly. These fees do not reflect the Subadvisory fees paid to the Subadvisers.

The total advisory fees paid to TAMIC for the year ended December 31, 1996 by the Lazard International Stock Portfolio, $13,997; MFS Emerging Growth Portfolio, $15,666; Federated High Yield Portfolio, $11,448; Federated Stock Portfolio, $6,901and Equity Income Portfolio, $8,203. Because Mid Cap Disciplined Equity Fund is a new fund, there were no investment advisory fees paid for 1996. Additionally, TAMIC provides investment advisory services as discussed below.

INVESTMENT ADVISER: TAMIC -- ZERO COUPON BOND PORTFOLIOS, QUALITY BOND AND U.S. GOVERNMENT SECURITIES PORTFOLIOS

         TAMIC provides investment management and advisory services to the U.S. Government Securities Portfolio, the Zero Coupon Bond Fund Portfolios and the Quality Bond Portfolio in accordance with separate Investment Advisory Agreements which were approved by shareholders at meetings held for that purpose.

         For furnishing investment management and advisory services to the U.S. Government Securities Portfolio, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of the Portfolio. The fee is computed daily and paid weekly. The total advisory fees paid to TAMIC by the U.S. Government Securities Portfolio for the years ended December 31, 1994, 1995 and 1996 were $82,937, $85,175, and $86,625, respectively. For the
Travelers Quality Bond Portfolio, the fee paid to TAMIC for the year ended December 31, 1996 was $5,626. For the Zero Coupon Bond Fund Portfolios, the fees paid for the year ended December, 31, 1996 for Series 1998, 2000 and 2005 were $1,175, $1,335 and $1,556, respectively.


                             INVESTMENT SUBADVISERS

GENERAL

Under the terms of the Investment Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. In addition, only Fidelity Management Resource, Inc. ("FMR") also executes the offers, while MFS, Lazard and Federated only place the orders for TAMIC to execute.

For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so.


LAZARD INTERNATIONAL  STOCK PORTFOLIO
SUBADVISER:  LAZARD ASSET MANAGEMENT

Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New
York 10020, has entered into an investment Subadvisory agreement (the "Lazard Subadvisory Agreement") on behalf of the Portfolio with TAMIC to provide Subadvisory services to the Lazard International Stock Portfolio. Pursuant to the Lazard Subadvisory Agreement, Lazard will regularly provide the Portfolio with investment research, advice and supervision and furnish continuously an investment program for the Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

Lazard Asset Management is a division of Lazard, & Co. LLC a New
York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock Exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services.

Lazard performs such brokerage services in conformity with Rule 17e-1 under the 1940 Act and procedures adopted by the Board of Trustees.

TAMIC pays the Subadviser an investment Subadvisory fee at the annual rate of 0.475% of the average daily net asset value of the Portfolio. The fee is accrued daily and paid monthly. For the year ended December 31, 1996, the fee paid to TAMIC was $6,719.

MANAGEMENT OF LAZARD PORTFOLIO

Herbert Gullquist is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Gullquist is a Managing Director of Lazard, and has been with the Subadviser since 1982 He has also acted as the Managing Director of the Lazard International Equity Fund, a publicly traded mutual fund offered by Lazard since that fund's inception in 1992.


MFS PORTFOLIO
SUBADVISER:  MFS

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

TAMIC pays MFS an investment subadvisory fee at an annual rate of 0.375% of the average daily net asset value of the Portfolio. The fee is accrued daily and paid monthly. For the year ended December 31, 1996, the fee paid to TAMIC was $7,833.

MANAGEMENT OF MFS PORTFOLIO

John W. Ballen, a Senior Vice President of MFS. serves as the Portfolio manager for the MFS Portfolio. Mr. Ballen also serves in a similar capacity as a portfolio manager to certain retail mutual funds offered by MFS. He has acted in such a capacity for MFS since 1986.

Also charged with management of the Fund is Toni Shimura, who joined MFS in 1987 as a member of the Research Team. Ms. Shimura was named Investment Officer in 1990, Assistant Vice - Investments in 1991, and Vice President - Investments in 1992. She also manages MFS Emerging Growth Series, a Series of FS Variable Insurance Trust, since November, 1995.

FEDERATED HIGH YIELD PORTFOLIO
SUBADVISER:  FEDERATED INVESTMENT COUNSELING

Federated Investment Counseling. ("Federated") a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

Pursuant to an investment subadvisory agreement between TAMIC and Federated, Federated acts as the Subadviser for the Federated High Yield Portfolio. In its capacity as Subadviser, Federated continually conducts investment research and supervision for the Federated Portfolio and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the investment adviser.

Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to 0.40% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. For the year ended December 31, 1996, the fee paid by TAMIC was $7,045.


MANAGEMENT OF THE FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the Federated High Yield Portfolio manager. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of the Portfolio's subadviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

FEDERATED STOCK PORTFOLIO
SUBADVISER:  FEDERATED INVESTMENT COUNSELING

Federated also serves as the Subadviser to the Federated Stock Portfolio. (See "Federated High Yield Portfolio--Subadviser: Federated Investment Counseling" above for a discussion of Federated.)

Federated also serves as Subadviser to the Federated Stock Portfolio pursuant to an agreement between itself and TAMIC. Pursuant to this agreement, Federated will continually conduct investment research and supervision for the Portfolio and is responsible for the purchase or sale of portfolio instruments.

Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to 0.375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. For the year ended December 31, 1996, the fee paid to TAMIC was $4,141.


MANAGEMENT OF FEDERATED STOCK PORTFOLIO

Peter R. Anderson serves as the Federated Stock Portfolio's co-manager. Mr. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of an affiliate of the Subadviser. Mr. Anderson is a Chartered Financial Analyst and received his MBA in Finance from the University of Wisconsin. Scott B. Schermerhorn serves as the Federated Stock Portfolio's co-manager. Mr. Schermerhorn joined Federated Investors in 1996 as Vice President of an affiliate of the Subadviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J.W. Seligman & Co., Inc., Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

LARGE CAP PORTFOLIO
SUBADVISER:  FIDELITY MANAGEMENT & RESEARCH COMPANY

Fidelity Management & Research Company. ("FMR"), pursuant to a Subadvisory Agreement with TAMIC, serves as the investment Subadviser to the Large Cap Portfolio. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614.

All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR. Corp.

Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annualized basis to 0.45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. For the year ended December 31, 1996, the fee paid by TAMIC was $4,927.

FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as Investment Adviser. These sub-Subadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub- subadvisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 106%, respectively, of the costs of providing these services.

The sub-Subadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 60% of its management fee rate with respect to a Portfolio's investments that the sub-Subadviser manages on a discretionary basis.

MANAGEMENT OF LARGE CAP PORTFOLIO

Thomas M. Sprague is the manager of Large Cap Portfolio. Mr. Sprague is also the manager of Fidelity Adviser Large Cap Fund and Fidelity Large Cap Stock Fund, each publically traded retail mutual funds. He joined Fidelity in 1989. He is a graduate of both Cornell University and Wharton School of Business.

EQUITY INCOME PORTFOLIO
SUBADVISER:  FIDELITY RESOURCE MANAGEMENT

FMR, pursuant to a Subadvisory Agreement with TAMIC, also serves as the Subadviser to the Equity Income Portfolio. See "Large Cap Portfolio-- Fidelity Resource Management--Background" above for a discussion of FMR.

Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annual basis to 0.45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. For the year ended December 31, 1996, the fee paid by TAMIC was $4,923.

MANAGEMENT OF EQUITY INCOME PORTFOLIO

Stephen Petersen is manager of Equity Income Portfolio. Since 1983, he has also managed Fidelity Equity Income Fund a publicly traded retail mutual fund. Mr. Petersen is also Senior Vice President of Fidelity Management Trust Co. Previously, he was Vice President and manager of several trust accounts. Mr. Petersen joined Fidelity in October 1980.

SBMFM

         Smith Barney Mutual Funds Management Inc. (SBMFM) an indirect wholly owned subsidiary of Travelers Group Inc., furnishes investment management and advisory services to the Social Awareness Stock Portfolio through Greenwich Street Advisors, a division of SBMFM, in accordance with the terms of an Investment Advisory Agreement dated May 1, 1995 which was approved by shareholders at a meeting held on April 28, 1995. Prior to May 1, 1995, The Travelers Investment Management Company (TIMCO) provided investment management and advisory services. For furnishing investment management and advisory services to the Fund, SBMFM is paid any amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.

                                                                                    AGGREGATE NET ASSET VALUE
                     ANNUAL MANAGEMENT FEE                                               OF THE PORTFOLIO
                     ---------------------                                          -------------------------
                            0.65%                        of the first                  $ 50,000,000, plus
                            0.55%                        of the next                   $ 50,000,000, plus
                            0.45%                        of the next                   $100,000,000, plus
                            0.40%                        of amounts over               $200,000,000.

         The total advisory fees paid to TIMCO by the Social Awareness Stock Portfolio for the year ended December 1994 and for the period January through April 1995 were $23,474 and $ 9,877, respectively. The total advisory fee paid to SBMFM for the period May 1, 1995 through December 31, 1995 was $28,613, and was $58,250 for the year ended December 31, 1996.

         Greenwich Street Advisors, a division of SBMFM, also manages the day-to-day investment operations of the Utilities Portfolio pursuant to an Investment Advisory Agreement approved by the Board of Trustees. Under the Advisory Agreement, SBMFM is responsible for furnishing or causing to be furnished to the Utilities Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolio. The Utilities Portfolio pays SBMFM an advisory fee equal to 0.65% on an annual basis for its services as investment adviser. The fee is computed daily and paid monthly.

         The total advisory fees paid to SBMFM by the Utilities Portfolio for the period ended December 1994 and for the years ended December 1995 and 1996 were $21,804, $67,791 and $113,601, respectively.

SECURITIES TRANSACTIONS

         The Subadviser for the Large Cap and Equity Income Portfolios is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Portfolios or shares of other funds advised by the Subadviser to the extent permitted by law. The Subadviser may use research services provided by and place transactions through Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Serviced (FBS), subsidiaries of FMR Corp., if the commissions are fair and reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

         The Subadviser for the Large Cap and Equity Income Portfolios may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the portfolio toward payment of the portfolio's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of Section 11(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for account which they or their affiliates managed, unless certain requirements are satisfied. Pursuance to such requirements, the Subadviser's Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.


THE ADVISORY AGREEMENTS

         Under the terms of their respective Advisory and Subadvisory Agreements, the Parties to such agreements shall:

         (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Portfolios, affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolios or are under consideration for inclusion therein;

         (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Portfolios;

         (3) regularly furnish recommendations to the Board of Trustees with respect to an investment program for approval, modification or rejection by the Board of Trustees;

         (4) take such steps as are necessary to implement the investment programs approved by the Board of Trustees; and

         (5) regularly report to the Board of Trustees with respect to implementation of the approved investment programs and any other activities in connection with the administration of the assets of the Portfolios.

         As required by the 1940 Act, each Advisory Agreement will continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Trustees, or (ii) by a vote of a majority of the outstanding voting securities of the Portfolios. In addition, and in either event, the terms of the Advisory Agreements must be approved annually by a vote of a majority of the Board of Trustees who are not parties to, or interested persons of any party to, the Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Trustees is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreements. The Advisory Agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of the Portfolios; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolios; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of the Portfolios.

                              REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

         However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund's net assets if that is less, in any 90-day period, valued for this purpose as they are valued in computing the Portfolios' NAV. Shareholders receiving securities or other property on redemptoin may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                                   BROKERAGE

         Subject to approval of the Board of Trustees, it is the policy of TAMIC, TIMCO, Lazard, MFS, Federated, FMR and SBMFM (collectively, the " advisers"), in executing transactions in portfolio securities of the Portfolios, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Portfolios, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Portfolios and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Portfolios and other clients of either TAMIC, TIMCO, Lazard, MFS, Federated, FMR or SBMFM who may indirectly benefit from the availability of such information. Similarly, the Portfolios may indirectly benefit from information made available as a result of transactions for such clients.

         Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Portfolios will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and the Portfolios will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         Each of the advisers may follow a policy of considering the sale of shares of the Series Trust a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

         The investment advisers' policies with respect to brokerage are and will be reviewed by the Board of Trustees periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

Because the purchase and sale of bonds is a principal transaction there are no brokerage commissions to report.

         The total brokerage commissions paid by the Social Awareness Stock Portfolio to TIMCO and SBMFM for the years ended December 31, 1994, 1995 and 1996 were $6,302, $14,657 and $5,203 respectively. (SBMFM became the investment adviser on May 1, 1995.) For the year ended December 31, 1996, portfolio transactions in the amount of $4,373,789 were placed with certain brokers because of research services, of which $5,023 was paid in commissions with respect to such services. No formula was used in placing such transactions, and no specific amount of transactions was allocated for research services. No brokerage business was placed with any brokers affiliated with TAMIC during 1996.

         The total brokerage commission paid by the Utilities Portfolio to SBMFM for the period ended December 31, 1994 and the years ended December 31, 1995 and 1996 were $8,611, $20,686 and $26,559. For the year ended December 31, 1996, portfolio transactions in the amount of $12,025,457 were placed with certain brokers because of research services, of which $23,039 was paid in commissions with respect to such services. No formula was used in placing such transactions, and no specific amount of transactions was allocated for research services. No brokerage business was placed with any brokers affiliated with SBMFM during 1996.

         The total brokerage commissions paid by the Zero Coupon Bond Portfolios, Series 1998, 2000 and 2005 for the period ended December 31, 1995 were $2,064, $2,808 and $3,309, respectively. For the year ended December 31, 1996, no brokerage commissions were paid by the Zero Coupon Bond Portfolios, and no portfolio transactions were directed to certain brokers because of research services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services. No brokerage business was placed with any brokers affiliated with TAMIC during 1996.

         The total brokerage commissions paid by the Travelers Quality Bond Portfolio for the period ended December 31, 1996 was $8,148. For the year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services. No brokerage business was placed with any brokers affiliated with TAMIC during 1996.

         The total brokerage commissions paid by the Lazard International Stock Portfolio for the period ended December 31, 1996 was $3,680. For the year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services. No brokerage business was placed with any brokers affiliated with TAMIC during 1996.

         The total brokerage commissions paid by the MFS Emerging Growth Portfolio for the period ended December 31, 1996 was $10,326. For the year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services. No brokerage business was placed with any brokers affiliated with TAMIC during 1996.

         The total brokerage commissions paid by the Federated Stock Portfolio for the period ended December 31, 1996 was $3,416. For the year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services. No brokerage business was placed with any brokers affiliated with TAMIC during 1996.

         The total brokerage commissions paid by the Large Cap Portfolio for the period ended December 31, 1996 was $2,620. For the year ended December 31, 1996, portfolio transactions in the amount of $1,118,996 were placed with certain brokers because of research services, of which $970 was paid in commissions with respect to such services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services.
No brokerage business was placed with any brokers affiliated with TAMIC during 1996.

         The total brokerage commissions paid by the Equity Income Portfolio for the period ended December 31, 1996 was $1653. For the year ended December 31, 1996, portfolio transactions in the amount of $287,677 were directed to certain brokers because of research services, of which $427 was paid in commissions with respect to such services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services. No brokerage business was placed with any brokers affiliated with TAMIC during 1996.

         Because the Mid Cap Disciplined Equity Fund is new as of the date of this SAI, no brokerage commissions were incurred or paid by it.

                              FUND ADMINISTRATION

         The Series Trust, on behalf of MFS Emerging Growth, Federated High Yield Portfolio, Federated Stock Portfolio, Lazard International Stock Portfolio, and the Travelers Quality Bond Portfolio entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the five portfolios at an annualized rate of .06% of the daily net assets of the Portfolios. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. the sub-administrator may be affiliated with The Travelers Insurance Company. Smith Barney Mutual Funds Management Inc., an affiliate of Traveler Insurance, has been appointed to serve in this capacity.

         The Series Trust, on behalf of the Large Cap Portfolio and Equity Income Portfolio entered into a Service Agent Agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Portfolios at an annualized rate of .06% of the daily net assets of the Portfolios under $500 million, and .03% over $500 million. There is a minimum total annual fee of $60,000 per Portfolio. For the period ended December 31, 1996, the fund administration fee for Large Cap and Equity Income was $20,052 per portfolio, for a total fund administration fee of $40,104.


                             ADDITIONAL INFORMATION

         On May 1, 1997, the Travelers Insurance Company and its affiliates owned 100% of the Series Trust's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183, telephone number 860-277-0111.

         First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, MA, 01581-5120 as transfer agent and dividend disbursing agent for all of the Portfolios except Large Cap and Equity Income, for which Fidelity Investment Institutional Operations Company ("FIIOC") acts as transfer agent and dividend disbursing agent.

         PNC Bank NA, 200 Stevens Drive, Lester, PA, 19113 and Barclay's Bank, PLC, 75 Wall Street, New, serves as the custodians of all securities and cash of the U.S. Government Bond, Social Awareness, Utilities, the three Zero Coupon Bond Fund, Federated Stock, Federated High Yield, MFS Emerging Growth and Travelers Quality Bond Portfolios. For the Large Cap and Equity Income Portfolios, Brown Brothers Harriman and Co.

serves as the custodian. For Lazard International Stock Portfolio, the custodian is Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245.

         Through December 31, 1996, Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut 06103, were the independent auditors for the following portfolios of the Series Trust: U.S. Government Bond, Social Awareness, Utilities, and the three Zero Coupon Bond Funds. The services provided by Coopers & Lybrand L.L.P., included primarily the audit of the applicable Series Trust's financial statements and financial highlights. The financial statements for the year ended December 31, 1996 have been audited by Coopers & Lybrand L.L.P., as indicated in their reports thereon, and are included in the Fund's Annual Report which is incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing.

         The applicable portfolios of the Trust terminated their audit relationship with their former principal accountant, Coopers & Lybrand L.L.P. on January 31, 1997. On that same day, KPMG Peat Marwick; LLP, independent certified public accountants, 345 Park Ave., New York, NY 10154, was engaged as principal accountant for the Trust's Portfolios (except Large Cap and Equity Income Portfolios). KPMG Peat Marwick LLP serves as the principal accountant for several other affiliated mutual funds.

         The reports by Coopers & Lybrand L.L.P. on the financial statements for fiscal years ended December 31, 1996 and 1995, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change principal accountants was approved by the Board of Trustees on January 31, 1997, where it was decided to engage KPMG Peat Marwick LLP as the principal accountant to audit the Trust's financial statements (except Large Cap and Equity Income Portfolios) since it would promote consistency among affiliated mutual funds.

         During the past two fiscal years and any subsequent interim period preceding such termination, there were no disagreements with Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of disagreement in connection with its report.

         KPMG Peat Marwick LLP, independent certified public accountants, 345 Park Avenue, New York, NY 10154 are the auditors for the Federated Stock, Federated High Yield, MFS Emerging Growth, Travelers Quality Bond and Lazard International Stock Portfolios. The financial statements for those portfolios have been audited by KPMG Peat Marwick LLP, as indicated in their reports thereon, and are included in the Trust's Annual Report which is incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing.

         The services provided to the Fund by Coopers & Lybrand L.L.P. included primarily the examination of the Fund's financial statements. The financial statements for the year ended December 31, 1996 have been audited by Coopers & Lybrand L.L.P., as indicated in their report thereon, and are included in the Fund's Annual Report which is incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing.

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, are the auditors for Large Cap and Equity Income Portfolios. The financial statements for those portfolios have been audited by Price Waterhouse LLP, as indicated in their reports thereon, and are included in the Trust's Annual Report which is incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing.

         Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

         The Series Trust's prospectus and this SAI omit certain information contained in the Series Trust's registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

                                    APPENDIX

COMMERCIAL PAPER RATINGS

         The Portfolio's investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's). These ratings and other money market instruments are described as follows.

         Commercial paper rated A-1 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR


                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                        SOCIAL AWARENESS STOCK PORTFOLIO

                              UTILITIES PORTFOLIO

                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)

                        TRAVELERS QUALITY BOND PORTFOLIO

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

                         MFS EMERGING GROWTH PORTFOLIO

                         FEDERATED HIGH YIELD PORTFOLIO

                           FEDERATED STOCK PORTFOLIO

                              LARGE CAP PORTFOLIO

                            EQUITY INCOME PORTFOLIO

                        MID CAP DISCIPLINED EQUITY FUND

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1996


                MANAGED ASSETS TRUST
                HIGH YIELD BOND TRUST
                CAPITAL APPRECIATION FUND
                CASH INCOME TRUST

                THE TRAVELERS SERIES TRUST:

                U.S. Government Securities Portfolio
                Social Awareness Stock Portfolio
                Utilities Portfolio


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

ECONOMIC REVIEW AND OUTLOOK

As 1996 began, the federal government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board (the "Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policy makers at the Fed decided to hold interest rates steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two-thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels (particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than the overall U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.5% for the quarter and 4.1% for the full year. For the year, the Lehman Long Government/Corporate Index provided a total return of only 0.1%. Treasury bonds with maturities longer than 10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives, Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the year ended December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") (a capitalization-weighted index of 500 widely held common stocks) provided a total return of 22.95%. Over the same period, the Russell 2000 Stock Index, a measure of the performance of the small company segment of the equity market, provided a total return of 16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July. However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid-sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on 12-month forward earnings has increased from 15 to 17 times earnings per share. This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation disappointments. After a prolonged period of underperformance, relative valuations for small company stocks are becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MANAGED ASSETS TRUST

The first nine months of 1996 were almost as bad as 1994 for bonds in general. U.S. Treasuries performed poorly but there were much fewer problems in other types of bonds. Stocks performed well through May of 1996, but suffered a slight correction in June and July. Large capitalization stocks rebounded smartly from the summer correction and reached new highs by November. Small capitalization stocks, which clearly were doing well in May, recovered much more slowly and still had not reached new highs by the end of 1996.

The fourth quarter of 1996 was the best quarter of the year for both the stock and bond markets. Bonds rallied as the U.S. economy slowed down and the Republicans maintained control of the U.S. Congress. Stocks benefited from the decline in interest rates as well as ongoing expectations for high corporate earnings growth.

Managed Assets Trust's total return was 13.78% gross for 1996, 0.23% behind the 60% S&P 500 and 40% Lehman Government/Corporate blended benchmark. However, for the fourth quarter, Managed Assets Trust outperformed the blended benchmark by 0.05% (6.29% versus 6.24%). Managed Assets Trust was helped by its stock portion outperforming the S&P 500 three out of four quarters and the biggest drag on its performance was its underweighting in stocks during the first half of 1996.

Looking ahead at 1997, we expect interest rates to stay in the relatively narrow trading range established in 1996. In our view, low unemployment is the biggest risk of higher interest rates but a 7% yield has proven to be sufficient in attracting more investors to bonds and has helped to cool interest-sensitive sectors of the economy. In our opinion, the biggest risk ahead for stocks is if interest rates go above 7%. While stock valuations are high, corporate earnings growth is expected to be slightly faster in 1997. In addition, we also expect the U.S. dollar to be strong in 1997 and that could pose a risk to future earnings growth. We plan on increasing the duration of the bond portion of Managed Assets Trust if rates get closer to their 1996 highs and reduce its duration if rates go down. Moreover, we continue to hold convertible bonds to provide some defensive characteristics and in keeping with our relatively neutral stance regarding stocks.

HIGH YIELD BOND TRUST

High Yield Bond Trust closed out the year successfully, ending with a particularly strong fourth quarter performance. For the year ended December 31, 1996, the High Yield Bond Trust generated a total return of 16.05%, exceeding both the First Boston High-Yield Index and the Bear Stearns High-Yield Index, both of which had a total return of approximately 12.40% for the same period.

Investor interest in high yield bonds remained strong for the first three quarters of the year. As mutual fund inflows into high yield bond funds continued at a brisk pace, we viewed the fixed-income market in general as skittish. Lower interest rate expectations and investor uncertainty of lower-quality bonds caused many investors to gravitate toward the higher-rated issues. We remained especially cautious toward lower-quality issues and telecommunications issues that we believed may have disappointing earnings reports. Our cautious stance with respect to these sectors allowed us to avoid the heavy losses incurred in the fourth quarter by many high-profile and high-yield issues such as Marvel Entertainment, MobileMedia, and CAI Wireless. Although we maintained a relatively high cash position of 23%, this position proved to be prudent during this volatile period.

The Trust's biggest winners of the year include Renaissance Cosmetics and Transamerican Refining bonds. Renaissance Cosmetics recently announced a very attractive tender offer for bonds that we hold and Transamerican Refining appears to be nearing completion of a successful refinancing effort. Among the Trust's other significant winners during 1996 were U.S. Banknote, Fleming, Gulf States Steel, and Sheffield Steel. In addition, we are pleased by the performance of K mart, Great Dane bonds, and the FRD Acquisition notes, all of which produced handsome returns by year's end.

Our biggest disappointments in the past year were Alliance Entertainment and Trump Castle. Alliance Entertainment suffered a sharp decline following a lower-than-expected earnings report in the third quarter. We were initially attracted to the Trump Castle issues because of its proposed partnership with Hard Rock Cafe to "re-theme" Trump Castle. With much new development coming to the Atlantic City marina area, we were also attracted by Trump Castle's underlying asset value. However, after the proposed partnership with Hard Rock Cafe fell apart, the bonds experienced a loss. Nevertheless, despite our disappointments, we remain confident in the Trump Castle high-yield bonds and believe that they will make a strong contribution to the High Yield Bond Trust going forward.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

We remain bullish on the prospects for high-yield bonds for 1997. In the year ahead, we also believe that many investors will probably avoid the more speculative issues. Given the lack of progress among wireless cable companies, on-going capital expenditure concerns among paging companies, and the uncertain prospect of lower-quality cable companies to fulfill their debt obligations, we do, however, expect more higher volatility in the telecommunications sector. In our view, although many high-yield sectors will continue to experience volatility, our investment strategy of careful security selection should provide investors with competitive total returns in the year ahead.

CAPITAL APPRECIATION FUND

Stocks moved ahead in the fourth quarter of 1996, ending the year near record highs. The S&P 500 gained 8.34% for the fourth quarter. For the year ended December 31, 1996, the Capital Appreciation Fund appreciated 28.21% versus a 22.95% gain for the S&P 500 over the same period.

While the Capital Appreciation Fund's fourth quarter performance was respectable, we are especially proud of the Janus research team's performance this past year. Of course, the powerful performance of the stock market deserves some credit, as do nearly ideal economic conditions and record corporate profits, all of which have lifted stock valuations. While moderate economic growth, mild inflation and low interest rates have made business conditions healthy, our research team's solid fundamental research have contributed to the Capital Appreciation Fund's stock selection process.

In terms of individual holdings, the Capital Appreciation Fund has a substantial weighting in financial services stocks. We believe companies such as Wells Fargo, Citicorp and Chase Manhattan should continue to enjoy excellent lending margins and should be able to extend their domination in select markets. Low interest rates and a mild economic climate tend to boost profits at dominant franchise competitors across a broad spectrum of industries.

The Capital Appreciation Fund holds a number of familiar technology names such as International Business Machines, Microsoft, Cisco Systems and Intel to established drug manufacturers such as Pfizer, Eli Lilly and Monsanto (an organization that is transforming itself from an old-line chemical producer into a far more dynamic life sciences company). These stocks performed well during the fourth quarter. The Capital Appreciation Fund also benefited from the excellent returns of UAL (parent company to United Airlines), which gained roughly more than 30%. We believe the employee management at UAL has done a good job. In our view, UAL (and the airline industry in general) have attractive valuations. For example, UAL is currently selling at 6 1/2 times our 1998 earnings estimate. In general, the airlines industry has undergone huge changes in the last few years, becoming more rational with fewer overlapping and unprofitable competitors. Instead of adding capacity, many airline managements have focused on pulling back from unprofitable routes and increasing loads in existing routes. In addition, average airline ticket prices are up as well. In our view, the only negative for the industry is rising fuel prices but most, if not all, of the increase is probably already factored into their stock prices.

During the fourth quarter, we trimmed Microsoft and long-time holding Merrill Lynch when both reached high valuations. Moreover, we sold sports apparel manufacturer Fila at a profit due to valuation concerns and because its products have begun to lose momentum in the branded sportswear industry. Lastly, Centocor and Trans World Airlines were sold at losses. With respect to Centocor, we had to revise our earnings and revenues estimates downward due to a slower-than-anticipated sales upturn of Reopro, the company's new drug to fight cardiovascular disease. As many of you know, Trans World Airlines was a far more tragic situation. In addition to the crash of Flight 800 which may affect bookings for some time to come, management turnover at TWA has also raised some concerns. Although we expect greater stock market volatility in 1997, we continue to be very excited about the stock market for all of the reasons outlined at the beginning of this market commentary. We stayed the course in 1996 and, unless there is a radical change in the current economic and business environment, we intend to do the same in 1997. We believe the Capital Appreciation Fund's focus on primarily large, high-quality growth companies should continue to serve our shareholders well in the days ahead.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

CASH INCOME TRUST

Cash Income Trust seeks to provide shareholders with high current income from short-term money market investments while emphasizing preservation of capital and maintaining a high degree of liquidity. Cash Income Trust pursues this objective by investing in securities maturing in one year or less.

For the year ended December 31, 1996, Cash Income Trust generated an annual effective yield of 4.20% and as of December 31, 1996 had an average maturity of
38.8 days. Cash Income Trust continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided Cash Income Trust with safety, liquidity, and stability.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 15, 1997

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                  13.78%
   Five Years Ended 12/31/96             8.83%
   Ten Years Ended 12/31/96              9.76%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                 Lehman
   Measurement                   Govern-
     Period          Managed  ment/Corporate   Consumer    Standard
  (Fiscal Year       Assets       Bond          Price     & Poor's
    Covered)          Trust       Index         Index     500 Index
12/86                   10000       10000       10000       10000
12/87                   11905       10229       10441       10525
12/88                   12134       11004       10903       12269
12/89                   13247       12570       11410       16150
12/90                   16840       13612       12106       15648
12/91                   17256       15807       12476       20406
12/92                   21001       17006       12838       21960
12/93                   22080       18883       13191       24167
12/94                   24140       18218       13544       24485
12/95                   23599       21725       13888       29853
12/96                   26837       22354       14348       36704

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                    16.05%
   Five Years Ended 12/31/96               9.90%
   Ten Years Ended 12/31/96                7.21%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issued, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                          First
                                                         Boston
   Measurement        High       Lehman                   High
     Period           Yield      Aggre-     Consumer      Yield
  (Fiscal Year        Bond      gate Bond     Price     Index Top
    Covered)          Trust       Index       Index       Tier
12/86                   10000       10000       10000       10000
12/87                   10798       10276       10441       11254
12/88                   10761       11086       10903       12630
12/89                   12329       12698       11410       14296
12/90                   12502       13835       12106       14429
12/91                   11361       16050       12476       17731
12/92                   14328       17236       12838       19279
12/93                   16214       18918       13191       22290
12/94                   18485       18365       13544       22248
12/95                   18252       21758       13888       26403
12/96                   21181       22548       14348       29234

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                    28.21%
   Five Years Ended 12/31/96              16.18%
   Ten Years Ended 12/31/96               11.44%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.



   Measurement
     Period          Capital    Standard       Russell     Consumer
  (Fiscal Year      Apprecia-   & Poor's        2000        Price
    Covered)        tion Fund   500 Index      Index        Index
12/86                   10000       10000       10000       10000
12/87                   11005       10525        9120       10441
12/88                   10111       12269       11402       10903
12/89                   11129       16150       13256       11410
12/90                   12877       15648       10674       12106
12/91                   12073       20406       15589       12476
12/92                   16318       21960       18458       12838
12/93                   19190       24167       21943       13191
12/94                   22086       24485        9105       13544
12/95                   21035       29853       11696       13888
12/96                   26976       36704       13626       14348

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 54.7%
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 7.6%
  15,400   Accustaff Inc.+................................................................   $    325,325
  10,200   American Stores Co.............................................................        416,925
   8,200   Borders Group, Inc.+...........................................................        294,175
  10,400   Clear Channel Communications, Inc.+............................................        375,700
   2,700   Colgate-Palmolive Co...........................................................        249,075
  10,000   Corrections Corp. of America+..................................................        306,250
   9,700   Dollar General.................................................................        310,400
   5,200   Duracell International.........................................................        363,350
   6,100   Eastman Kodak Co...............................................................        489,525
  12,100   Federated Department Stores Inc.+..............................................        412,913
   6,500   Gannett Co.....................................................................        486,688
  15,500   Gap Inc........................................................................        466,938
  12,700   Gillette Co....................................................................        987,425
   8,800   HFS Inc.+......................................................................        525,800
  13,800   Hilton Hotels Corp.............................................................        360,525
   9,400   Home Depot Inc.................................................................        471,175
   5,174   Kimberly-Clark Corp............................................................        492,824
  11,200   Lowes Co.......................................................................        397,600
  11,600   McDonalds Corp.................................................................        524,900
  10,100   New York Times Co., Class A Shares.............................................        383,800
  10,700   Nike Inc., Class B Shares......................................................        639,325
  13,000   Procter & Gamble Co............................................................      1,397,500
   7,000   Sears Roebuck & Co.............................................................        322,875
   1,250   TCI Satellite Entertainment Inc.+..............................................         12,344
  12,500   Tele-Communications Inc.+......................................................        163,281
  12,477   The Walt Disney Co.............................................................        868,711
   8,700   Tiffany & Co...................................................................        318,638
  10,000   Time Warner Inc................................................................        375,000
   2,600   Unilever N.V...................................................................        455,650
   5,700   VF Corp........................................................................        384,750
  32,600   Wal-Mart Stores, Inc...........................................................        745,725
---------------------------------------------------------------------------------------------------------
                                                                                               14,325,112
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.5%
   3,100   American Brands Inc............................................................        153,838
   9,200   Anheuser-Busch Co..............................................................        368,000
   1,900   Campbell Soup Co...............................................................        152,475
  44,800   Coca-Cola Co...................................................................      2,357,600
  13,900   Conagra Inc....................................................................        691,525
   6,500   CPC International Inc..........................................................        503,750
  11,700   Dean Foods.....................................................................        377,325
   2,900   General Mills Inc..............................................................        183,788
  29,000   PepsiCo Inc....................................................................        851,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.5% (CONTINUED)
  18,100   Philip Morris Cos. ............................................................   $  2,038,513
   6,800   Pioneer Hi-Bred International..................................................        476,000
   9,000   Sara Lee Corp. ................................................................        335,250
---------------------------------------------------------------------------------------------------------
                                                                                                8,489,939
---------------------------------------------------------------------------------------------------------
ENERGY -- 0.7%
   5,700   Chesapeake Energy Corp.+.......................................................        317,091
   6,800   Halliburton Co.................................................................        409,700
   6,400   Louisiana Land & Exploration Co................................................        343,200
   2,800   Schlumberger Ltd. .............................................................        279,650
---------------------------------------------------------------------------------------------------------
                                                                                                1,349,641
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.2%
   8,265   Allstate Corp. ................................................................        478,337
   8,200   Ambac Inc......................................................................        544,275
   9,200   American Express Co. ..........................................................        519,800
   8,850   American International Group Inc. .............................................        958,012
   7,289   Banc One Corp. ................................................................        313,427
   7,300   Bank of Boston Corp............................................................        469,025
  10,400   BankAmerica Corp. .............................................................      1,037,400
   3,600   Barnett Banks Inc. ............................................................        148,050
  12,736   Chase Manhattan Corp. .........................................................      1,136,688
   7,000   Chubb Corp.....................................................................        376,250
   3,600   Cigna Corp.....................................................................        491,850
  13,700   Citicorp.......................................................................      1,411,100
   3,500   Federal Home Loan Mortgage Corp................................................        385,437
  20,600   Federal National Mortgage Association..........................................        767,350
   2,600   First Bank System Inc..........................................................        177,450
   6,000   First Chicago NBD Corp.........................................................        322,500
   1,500   General Reinsurance Corp. .....................................................        236,625
   4,700   Golden West Financial Corp.....................................................        296,687
   4,900   Household International Inc....................................................        452,025
   7,200   ITT Hartford Group, Inc........................................................        486,000
   8,300   Mellon Bank Corp...............................................................        589,300
   3,100   Merrill Lynch & Co.............................................................        252,650
   3,000   Morgan Stanley Group Inc. .....................................................        171,375
   6,000   NationsBank Corp...............................................................        586,500
   8,400   Northern Trust Corp. ..........................................................        304,500
  16,200   Norwest Corp...................................................................        704,700
   3,500   Student Loan Marketing Association.............................................        325,938
   6,900   SunAmerica Inc.................................................................        306,188
   4,100   SunTrust Banks Inc.............................................................        201,925
   5,400   Transatlantic Holdings Inc.....................................................        434,700
   1,800   Wells Fargo & Co...............................................................        485,550
---------------------------------------------------------------------------------------------------------
                                                                                               15,371,614
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 6.0%
   9,100   Abbott Laboratories............................................................        461,825
   7,000   American Home Products Corp....................................................        410,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 6.0% (CONTINUED)
  10,000   Amgen Inc.+....................................................................   $    543,750
  13,100   Bristol-Meyers Squibb Co.......................................................      1,424,625
  12,300   Columbia/HCA Healthcare Corp...................................................        501,225
   6,400   Eli Lilly & Co.................................................................        467,200
   6,800   Guidant Corp...................................................................        387,600
   7,900   HBO & Co.......................................................................        469,063
  29,600   Johnson & Johnson..............................................................      1,472,600
  12,600   Medpartners, Inc.+.............................................................        264,600
   4,500   Medtronic Inc..................................................................        306,000
  25,900   Merck & Co.....................................................................      2,052,575
  11,700   Pfizer Inc. ...................................................................        969,637
  11,400   Schering-Plough Corp...........................................................        738,150
   9,600   Vencor Inc.+ ..................................................................        303,600
   5,000   Warner-Lambert Co..............................................................        375,000
---------------------------------------------------------------------------------------------------------
                                                                                               11,147,825
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 3.1%
   5,000   Aluminum Co. of America........................................................        318,750
   5,000   Armstrong World Industries Inc.................................................        347,500
  13,100   Black & Decker Corp............................................................        394,638
   8,800   Cytec Industries Inc.+.........................................................        357,500
  10,200   E.I. du Pont de Nemours & Co. .................................................        962,625
  13,900   Freeport-McMoRan Copper........................................................        415,262
   4,900   Georgia-Pacific Corp. .........................................................        352,800
  18,100   Homestake Mining Co............................................................        257,925
  18,000   Monsanto Co....................................................................        699,750
   9,700   Morton International Inc.......................................................        395,275
   1,600   Nucor Corp.....................................................................         81,600
  10,400   Union Carbide Corp.............................................................        425,100
   5,100   USX-US Steel Group.............................................................        160,012
   3,700   Weyerhauser Co.................................................................        175,287
   5,900   Willamette Industries Inc. ....................................................        414,475
---------------------------------------------------------------------------------------------------------
                                                                                                5,758,499
---------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.2%
   5,200   Allied Signal Inc..............................................................        348,400
   9,900   Boeing Co. ....................................................................      1,053,113
   3,700   Caterpillar Inc. ..............................................................        278,425
  13,950   Crane Co.......................................................................        404,550
  11,400   Deere & Co.....................................................................        463,125
   4,100   Emerson Electric Co............................................................        396,675
   6,200   Fluor Corp.....................................................................        389,050
  31,200   General Electric Co............................................................      3,084,900
   6,700   Honeywell Inc. ................................................................        440,525
   6,400   Illinois Tool Works............................................................        511,200
   3,680   Lockheed Martin Corp. .........................................................        336,720
   7,800   Minnesota Mining & Manufacturing Co. ..........................................        646,425
   4,700   Raychem Corp...................................................................        376,587

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.2% (CONTINUED)
  10,800   United Technologies Corp.......................................................   $    712,800
   5,000   W.W. Grainger Inc. ............................................................        401,250
---------------------------------------------------------------------------------------------------------
                                                                                                9,843,745
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 7.2%
   6,150   Andrew Corp.+..................................................................        326,334
  11,100   Atmel Corp.+...................................................................        367,687
   5,700   Automatic Data Processing Inc..................................................        244,388
  18,800   Cisco Systems Inc.+............................................................      1,196,150
   5,400   Compaq Computer Corp.+.........................................................        400,950
  11,575   Computer Associates International Inc..........................................        575,856
   8,200   First Data Corp. ..............................................................        299,300
   5,600   Gateway 2000 Inc.+.............................................................        299,950
  18,600   Hewlett Packard Co.............................................................        934,650
  17,400   Intel Corp.....................................................................      2,278,312
   9,500   International Business Machines Corp...........................................      1,434,500
  11,569   Lucent Technologies Inc........................................................        534,974
  22,200   Microsoft Corp.+...............................................................      1,834,275
  10,600   Motorola Inc. .................................................................        650,575
  12,000   Oracle Corp.+..................................................................        501,000
  19,600   Sun Microsystems Inc.+.........................................................        503,475
   3,200   Texas Instruments Inc..........................................................        204,000
   3,200   3Com Corp.+ ...................................................................        234,800
   4,900   U.S. Robotics Corp.+...........................................................        352,800
   6,000   Xerox Corp. ...................................................................        315,750
---------------------------------------------------------------------------------------------------------
                                                                                               13,489,726
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.9%
   6,300   Burlington Northern Sante Fe...................................................        544,163
  17,600   Chrysler Corp..................................................................        580,800
   1,448   Conrail Inc....................................................................        144,257
  11,200   Continental Airlines, Inc., Class B Shares+....................................        316,400
  21,100   Ford Motor Co..................................................................        672,562
  12,900   General Motors Corp............................................................        719,175
   7,800   Lear Corp.+....................................................................        266,175
   4,000   Union Pacific Corp. ...........................................................        240,500
---------------------------------------------------------------------------------------------------------
                                                                                                3,484,032
---------------------------------------------------------------------------------------------------------
OIL -- 4.5%
   7,100   Amerada Hess Corp..............................................................        410,913
   9,000   Amoco Corp.....................................................................        724,500
   8,100   Ashland Inc. ..................................................................        355,388
   2,100   Atlantic Richfield Co..........................................................        278,250
  12,000   Chevron Corp...................................................................        780,000
  19,400   Exxon Corp. ...................................................................      1,901,200
   9,800   Mobil Corp.....................................................................      1,198,050
   7,900   Royal Dutch Petroleum Co.......................................................      1,348,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
OIL -- 4.5% (CONTINUED)
  10,200   Texaco Inc. ...................................................................   $  1,000,875
  11,100   Unocal Corp....................................................................        450,937
---------------------------------------------------------------------------------------------------------
                                                                                                8,449,038
---------------------------------------------------------------------------------------------------------
UTILITIES -- 5.8%
   8,400   AES Corp.+.....................................................................        390,600
   9,700   Allegheny Power System, Inc....................................................        294,638
  22,000   American Telephone & Telegraph Corp............................................        957,000
  10,500   Ameritech Corp.................................................................        636,562
   9,900   Baltimore Gas & Electric Co....................................................        264,825
   8,200   Bell Atlantic Corp.............................................................        530,950
  19,000   BellSouth Corp.................................................................        767,125
  10,100   CalEnergy Inc.+................................................................        337,088
   6,500   CMS Energy Corp................................................................        218,563
   5,900   Columbia Gas System............................................................        375,387
   7,300   Consolidated Natural Gas.......................................................        403,325
   3,800   Duke Power Co..................................................................        175,750
   4,700   Enron Corp.....................................................................        202,688
   3,200   FPL Group Inc..................................................................        147,200
  15,600   GTE Corp. .....................................................................        709,800
   4,900   Houston Industries Inc.........................................................        110,862
  22,700   MCI Communications Corp. ......................................................        742,006
   8,300   Nynex Corp. ...................................................................        399,438
   4,100   Pacific Enterprises............................................................        124,537
   6,600   Pacific Telesis Group..........................................................        242,550
  15,400   SBC Communications Inc.........................................................        796,950
   7,900   Sonat Inc. ....................................................................        406,850
  20,300   Southern Co....................................................................        459,287
   6,300   Sprint Corp....................................................................        251,213
  11,400   Texas Utilities Co. ...........................................................        464,550
   3,400   U.S. West Communications Group.................................................        109,650
  15,100   Worldcom Inc.+.................................................................        393,542
---------------------------------------------------------------------------------------------------------
                                                                                               10,912,936
---------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCKS (Cost -- $78,744,955)......................................    102,622,107
---------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.1%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.5%
   2,000   FINOVA Group, Convertible 5.500%...............................................        105,000
       4   Fuji Finance, Convertible 0.250%...............................................        105,140
   8,000   Merry Land & Investment, Inc., Convertible 2.150%..............................        211,000
   4,000   St. Paul Capital, Convertible 6.000%...........................................        221,500
   5,000   Tosco Financial Trust, Convertible 5.750%......................................        258,750
---------------------------------------------------------------------------------------------------------
                                                                                                  901,390
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.6%
   4,000   Amcor Ltd., Convertible 7.250%.................................................   $    204,000
  10,000   Corning Delaware L.P...........................................................        636,250
  12,000   International Paper............................................................        552,000
  10,990   News Corp Ltd., Convertible 5.000%.............................................      1,050,919
   9,000   Occidental Petroleum Corp......................................................        510,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,953,919
---------------------------------------------------------------------------------------------------------
           TOTAL PREFERRED STOCKS (Cost -- $3,510,971)....................................      3,855,309
---------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                       SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 22.9%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.5%
$  2,500,000   American Express Co., zero coupon due 12/12/00.............................      1,971,875
     500,000   Great Western Financial Corp., Notes, 6.375% due 7/1/00....................        497,500
   5,000,000   New Plan Reality, 5.950% due 11/2/26.......................................      4,993,750
   1,000,000   Signet Credit Card, Master Trust 1993-4B, 5.800% due 3/15/98...............        991,620
---------------------------------------------------------------------------------------------------------
                                                                                                8,454,745
---------------------------------------------------------------------------------------------------------
GOVERNMENT, NATIONAL -- 2.1%
   2,000,000   Canada - Global Bond, 6.750% due 8/28/06...................................      2,010,000
   2,000,000   Poland, 6.438% due 10/27/24................................................      1,945,000
---------------------------------------------------------------------------------------------------------
                                                                                                3,955,000
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 3.4%
   2,000,000   Becton Dickinson & Co., 8.800% due 3/1/01..................................      2,160,000
   2,000,000   Cox Communications Inc., 6.875% due 6/15/05................................      1,982,500
   2,020,000   Tele-Communications Inc. 9.650% due 10/1/03................................      2,191,700
---------------------------------------------------------------------------------------------------------
                                                                                                6,334,200
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 5.7%
   9,000,000   Weyerhauser Mortgage Co., 8.500% due 1/15/25...............................     10,794,330
---------------------------------------------------------------------------------------------------------
OIL -- 1.9%
     500,000   Apache Corp., 6.000% due 1/15/02...........................................        640,000
   3,000,000   Texaco Capital Inc., 7.750% due 2/15/33....................................      3,052,500
---------------------------------------------------------------------------------------------------------
                                                                                                3,692,500
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
     929,255   Delta Airlines, Inc., 9.250% due 1/2/07....................................        960,376
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.6%
$  1,100,000   Niagara Mohawk Power Corp., 8.000% due 6/1/04..............................   $  1,050,500
---------------------------------------------------------------------------------------------------------
UTILITY - TELEPHONE -- 4.2%
   5,000,000   BellSouth Cap Funding, 6.040% due 11/15/26.................................      4,956,250
   3,000,000   BellSouth Telecommunications, 7.000% due 12/1/2095.........................      2,887,500
---------------------------------------------------------------------------------------------------------
                                                                                                7,843,750
---------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS (Cost -- $41,691,641)................................     43,085,401
---------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 5.1%
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.6%
     580,000   Hilton Hotels Corp., 5.000% due 5/15/06....................................        608,275
     500,000   Home Depot Inc., 3.250% due 10/1/01........................................        492,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,100,775
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.7%
     500,000   Equitable Cos., 6.125% due 12/15/24........................................        580,625
     500,000   Sappi BVI Finance Ltd., 7.500% due 8/1/02..................................        460,000
     500,000   USF&G Corp., zero coupon due 3/3/09........................................        316,250
---------------------------------------------------------------------------------------------------------
                                                                                                1,356,875
---------------------------------------------------------------------------------------------------------
GOVERNMENT - NATIONAL -- 0.3%
     500,000   Republic of Italy, 5.000% due 6/28/01......................................        492,500
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 3.2%
   1,400,000   Alza Corp., zero coupon due 7/14/14........................................        588,000
     300,000   Berkshire Hathaway Inc., 1.000% due 12/3/01................................        280,125
   1,000,000   Comcast Corp., 1.125% due 4/15/07..........................................        512,500
     877,000   Cooper Industries Inc., 7.050% due 1/1/15..................................        940,582
     300,000   Inco Ltd., 7.750% due 3/15/16..............................................        317,250
   1,000,000   Marriott International Inc., zero coupon due 3/25/11.......................        561,250
     500,000   McKesson Corp., 4.500% due 3/1/04..........................................        443,125
     100,000   Omnicom Group, Inc., zero coupon due 1/3/07................................        100,000
     500,000   Pennzoil Co., 4.750% due 10/1/03...........................................        571,250
     400,000   Rouse Co., 5.750% due 7/23/02..............................................        438,000
     300,000   RPM Inc., zero coupon due 9/30/12..........................................        134,625
     200,000   Scholastic Corp., 5.000% due 8/15/05.......................................        208,750
     200,000   Tenet Healthcare Corp., 6.000% due 12/1/05.................................        212,250
     200,000   The Sports Authority Inc., 5.250% due 9/15/01..............................        187,750
     500,000   Trinova Corp., 6.000% due 10/15/02.........................................        496,875
---------------------------------------------------------------------------------------------------------
                                                                                                5,992,332
---------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.3%
     600,000   Potomac Electric Power Co., 5.000% due 9/1/02..............................        558,000
---------------------------------------------------------------------------------------------------------
               TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $9,194,761).....................      9,500,482
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 7.9%
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 7.9%
$     75,000   U.S. Treasury Notes, 6.900% due 8/21/97*...................................   $     72,519
   3,000,000   U.S. Treasury Strip, zero coupon due 5/15/07...............................      1,530,000
  11,000,000   U.S. Treasury Strip, zero coupon due 5/15/09...............................      4,868,160
     493,534   FHLMC, 8.500% due 9/1/02...................................................        508,958
   2,000,000   FNMA Principal Strips, 7.890% due 3/9/97...................................      1,976,420
     184,841   FNMA, 8.500% due 3/1/05....................................................        192,408
   3,333,217   FNMA, 7.500% due 10/1/25...................................................      3,333,217
     318,618   GNMA, 7.500% due 3/15/07...................................................        318,914
      60,555   GNMA, 7.500% due 6/15/07...................................................         60,612
     209,632   GNMA, 9.000% due 12/15/16..................................................        220,900
     255,165   GNMA, 9.000% due 11/15/19..................................................        268,881
     379,737   GNMA, 9.500% due 1/15/20...................................................        410,473
     209,395   GNMA, 9.500% due 3/15/20...................................................        226,342
     194,535   GNMA, 7.500% due 5/15/23...................................................        194,717
     745,284   GNMA, 7.500% due 12/15/25..................................................        745,976
---------------------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT SECTOR (Cost -- $15,170,051).........................     14,928,497
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
   3,000,000   GE Capital Corp, 5.532% due 2/20/97 (Cost -- $2,977,583)...................      2,975,160
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
  10,715,000   Citibank, 6.900% due 1/2/97; Proceeds at maturity -- $10,719,107;
               (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/31/98;
               Market value -- $10,936,313) (Cost -- $10,715,000).........................     10,715,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $162,004,962**).........................   $187,681,956
---------------------------------------------------------------------------------------------------------

 + Non-income producing security.
 * Segregated security for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS                                   SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 77.0%
----------------------------------------------------------------------------------------------------------
AMUSEMENTS -- 5.9%
$500,000    NR        Live Entertainment Inc., Sr. Sub. Notes, 12.000% due 3/23/99...........   $  485,000
 500,000    B-        Plitt Theaters Inc., Sr. Sub. Notes, 10.875% due 6/15/04...............      510,000
----------------------------------------------------------------------------------------------------------
                                                                                                   995,000
----------------------------------------------------------------------------------------------------------
CHEMICALS, PHARMACEUTICALS AND ALLIED PRODUCTS -- 3.5%
 500,000    NR        Renaissance Cosmetics Inc., Sr. Notes, Series B, 13.750% due 8/15/01...      585,000
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 10.2%
 500,000    B3*       Commodore Media Inc., Sr. Sub. Notes, 7.500% due 5/1/03................      526,250
 400,000    B-        Paxson Communications Corp., Sr. Sub. Notes, 11.625% due 10/1/02+......      417,000
 400,000    B-        Pegasus Media Communications Inc., Notes 12.500% due 7/1/05+...........      433,000
 500,000    BB        Telewest Communications PLC, Sr. Discount Debentures,
                      step bond to yield 10.751% due 10/1/07.................................      348,750
----------------------------------------------------------------------------------------------------------
                                                                                                 1,725,000
----------------------------------------------------------------------------------------------------------
CONSTRUCTION -- 3.7%
 250,000    B         Greystone Homes Inc., Sr. Notes, 10.750% due 3/1/04....................      250,313
 400,000    B         Johnston America Industries, Inc., Sr. Sub. Notes, 11.750% due               383,000
                      8/15/05................................................................
----------------------------------------------------------------------------------------------------------
                                                                                                   633,313
----------------------------------------------------------------------------------------------------------
ELECTRICAL -- 3.0%
 500,000    NR        Emcor Group Inc., Notes, 11.000% due 12/15/01..........................      504,375
----------------------------------------------------------------------------------------------------------
FINANCE -- 5.4%
 400,000    B-        B.F. Saul Real Estate Investment Trust, Sr. Secured Notes, 11.625% due       431,000
                      4/1/02+................................................................
  36,896    B3*       FRD Acquisition Co., Sr. Notes, Series B, 12.500% due 7/15/04..........       37,634
 500,000    Caa*      Trump Castle Funding, 1st Mortgage, 11.750% due 11/15/03...............      442,500
----------------------------------------------------------------------------------------------------------
                                                                                                   911,134
----------------------------------------------------------------------------------------------------------
INSURANCE -- 2.9%
 500,000    NR        I.C.H. Corp., Sr. Sub. Notes, 11.250% due 12/1/03++....................      490,000
----------------------------------------------------------------------------------------------------------
MANUFACTURING -- 2.9%
 500,000    NR        Great Dane Holdings, Inc., Sr. Sub. Notes, 12.750% due 8/1/01..........      503,750
----------------------------------------------------------------------------------------------------------
METAL PRODUCTS/MINING -- 8.7%
 500,000    B         Gulf States Steel Alabama Inc., 1st Mortgage,
                      13.500% due 4/15/03++..................................................      473,750
 500,000    NR        Parker Drilling Co., Guaranteed Notes, 9.750% due 11/15/06+............      527,500
 500,000    B-        Sheffield Steel Corp., 1st Mortgage Notes, 12.000% due 11/1/01.........      475,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,476,250
----------------------------------------------------------------------------------------------------------
PAPER AND ALLIED PRODUCTS -- 2.4%
 400,000    B         Mail-Well Corp., Sr. Sub. Notes, 10.500% due 2/15/04+..................      398,500
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS                                   SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
PETROLEUM REFINING AND RELATED INDUSTRIES -- 3.0%
$500,000    CCC+      Transamerican Refining Corp., Guaranteed 1st Mortgage Notes,
                      16.500% due 2/15/02...................................................   $   505,000
----------------------------------------------------------------------------------------------------------
PRINTING, PUBLISHING AND ALLIED INDUSTRIES -- 5.8%
 500,000    Caa*      Sullivan Graphics Inc., Sr. Sub. Notes, 12.750% due 8/1/05+...........       490,000
 500,000    B-        U.S. Banknote Corp., Sr. Notes, 11.625% due 8/1/02+...................       482,500
----------------------------------------------------------------------------------------------------------
                                                                                                   972,500
----------------------------------------------------------------------------------------------------------
RETAIL -- 4.2%
 250,000    B         Flagstar Corp., Sr. Notes, 10.750% due 9/15/01........................       230,000
 500,000    B+        K mart Corp., Notes, 7.900% due 12/14/00..............................       481,250
----------------------------------------------------------------------------------------------------------
                                                                                                   711,250
----------------------------------------------------------------------------------------------------------
SERVICES -- 8.5%
 500,000    B+        Americold Corp., 1st Mortgage Series B, 11.500% due 3/1/05............       524,375
 500,000    B-        Florists Transworld Delivery Inc., Sr. Sub. Notes,
                      Series B, 14.000% due 12/15/01........................................       506,250
 400,000    B-        Regency Health Services Inc., Sr. Sub. Notes, 9.875% due 10/15/02.....       406,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,436,625
----------------------------------------------------------------------------------------------------------
TEXTILE MILL PRODUCTS -- 2.8%
 500,000    B         CMI Industries Inc., Sr. Sub. Notes, 9.500% due 10/1/03...............       466,250
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.6%
 400,000    B-        Terex Corp., Sr. Secured Notes, 13.250% due 5/15/02+++................       432,000
----------------------------------------------------------------------------------------------------------
WHOLESALE TRADE -- 1.5%
 250,000    B+        Fleming Co. Inc., Sr. Notes, 10.625% due 12/15/01.....................       254,375
----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $12,350,130).................................................    13,000,322
----------------------------------------------------------------------------------------------------------
SHARES                                               SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.0%
----------------------------------------------------------------------------------------------------------
UTILITIES -- 0.0%
     264              Great Bay Power Co.+ (Cost -- $0).....................................         2,210
----------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
----------------------------------------------------------------------------------------------------------
METAL PRODUCTS/MINING -- 0.0%
     500              Gulf State Steel Alabama Inc., Expire 4/15/03+........................         2,500
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.0%
   1,600              Terex Corp., Expire 5/15/02++.........................................         3,200
----------------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost -- $0)..........................................................         5,700
----------------------------------------------------------------------------------------------------------
                      SUB-TOTAL INVESTMENTS
                      (Cost -- $12,350,130).................................................    13,008,232
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT                                            SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 23.0%
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.5%
$ 600,000          Bankers Trust N.Y. Corp., 5.400% due 2/19/97............................   $   595,590
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 19.5%
 3,298,000         Chase Manhattan Bank, 6.550% due 1/2/97; Proceeds at
                   maturity -- $3,299,200; (Fully collateralized by U.S. Treasury Bill due
                   10/31/98; Market value -- $3,363,993)...................................     3,298,000
---------------------------------------------------------------------------------------------------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (Cost -- $3,893,590)....................................................     3,893,590
---------------------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $16,243,720**).................................................   $16,901,822
---------------------------------------------------------------------------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt that are from registration, normally to qualified institutional buyers.
++ Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 19 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                      % OF TOTAL CORPORATE
STANDARD & POOR'S        BONDS & NOTES
------------------------------------------
    BB                          2.7%
    B                          58.8
   CCC                          7.8
    NR                         30.7
------------------------------------------
                              100.0%
------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moodys"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA             --   Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA              --   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A               --   Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB             --   Debt rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC   --   Debt rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C               --   The rating "C" is reserved for income bonds on which no interest is being paid.
D               --   Debt rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa             --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment fisk and are generally referred to as "gilt edge."
                     Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa              --   Bonds that are rated "Aa" are judged to be of high quality by all standards.
                     Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A               --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa             --   Bonds that are rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba              --   Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B               --   Bonds that are rated "B" generally lack characteristics of desirable investments.
                     Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa             --   Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca              --   Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C               --   Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR              --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 89.5%
----------------------------------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE -- 4.8%
        68,375    Boeing Co................................................................    $ 7,273,391
        13,875    Gulfstream Aerospace Corp.+..............................................        336,469
        33,025    Textron Inc..............................................................      3,112,606
----------------------------------------------------------------------------------------------------------
                                                                                                10,722,466
----------------------------------------------------------------------------------------------------------
AIRLINES -- 3.9%
       138,650    UAL Corp.+...............................................................      8,665,625
----------------------------------------------------------------------------------------------------------
AUTO RELATED -- 0.1%
         7,925    Cross-Continent Auto Retailers+..........................................        165,434
----------------------------------------------------------------------------------------------------------
BANKING -- 11.7%
        10,000    Catskill Financial Corp.+................................................        140,000
        90,475    Chase Manhattan Corp. ...................................................      8,074,894
        63,190    Citicorp.................................................................      6,508,570
        10,000    Community Federal Bancorp................................................        170,000
        10,000    First Bergen Bancorp.....................................................        115,000
        10,000    GA Financial Inc.........................................................        151,250
        28,550    Mercantile Bancorp Inc...................................................      1,466,756
        10,000    PFF Bancorp Inc.+........................................................        148,750
        47,000    R & G Financial Corp.....................................................      1,116,250
        30,666    Wells Fargo & Co.........................................................      8,272,154
----------------------------------------------------------------------------------------------------------
                                                                                                26,163,624
----------------------------------------------------------------------------------------------------------
BEVERAGES -- 5.9%
        93,250    Coca-Cola Co.............................................................      4,907,281
        15,650    Coca-Cola Enterprises....................................................        759,025
       257,750    PepsiCo, Inc. ...........................................................      7,571,406
----------------------------------------------------------------------------------------------------------
                                                                                                13,237,712
----------------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 4.5%
         7,800    Alco Standard Corp.......................................................        402,675
        75,675    Danka Business Systems PLC ADR...........................................      2,677,003
        20,725    Diebold Inc..............................................................      1,303,084
       117,100    First Data Corp. ........................................................      4,274,150
        40,850    First USA Paymentech Inc.+...............................................      1,383,794
----------------------------------------------------------------------------------------------------------
                                                                                                10,040,706
----------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.1%
         3,175    Raychem Corp.............................................................        254,397
----------------------------------------------------------------------------------------------------------
CHEMICAL -- 6.3%
       175,575    Cytec Industries Inc.+...................................................      7,132,734
       177,775    Monsanto Co..............................................................      6,911,003
----------------------------------------------------------------------------------------------------------
                                                                                                14,043,737
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.8%
        29,200    Ascend Communications, Inc.+.............................................    $ 1,814,050
----------------------------------------------------------------------------------------------------------
COMPUTERS -- 10.9%
        92,875    Clarify Inc.+............................................................      4,458,000
        67,375    Dell Computer Corp.+.....................................................      3,579,297
        40,625    Electronics For Imaging+.................................................      3,341,406
        15,200    HBO & Co.................................................................        902,500
        13,850    Intel Corp...............................................................      1,813,484
        60,325    International Business Machines Corp.....................................      9,109,075
        21,525    Oracle Systems Corp.+....................................................        898,669
         5,750    Parametric Technology+...................................................        295,406
         3,075    Transaction Systems Architects -- Class A Shares+........................        102,244
----------------------------------------------------------------------------------------------------------
                                                                                                24,500,081
----------------------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 1.8%
        41,750    General Electric Co......................................................      4,128,031
----------------------------------------------------------------------------------------------------------
DRUGS AND HEALTHCARE -- 8.6%
        15,000    American Home Products Corp. ............................................        879,375
         1,650    Bristol-Myers Squibb Co. ................................................        179,438
        78,825    Eli Lilly & Co...........................................................      5,754,225
        39,550    Merck & Co., Inc. .......................................................      3,134,338
        63,475    Pfizer, Inc..............................................................      5,260,491
        52,225    Warner-Lambert Co........................................................      3,916,875
----------------------------------------------------------------------------------------------------------
                                                                                                19,124,742
----------------------------------------------------------------------------------------------------------
ENERGY -- 0.4%
        36,100    Peco Energy Co...........................................................        911,525
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT AND LEISURE TIME -- 4.1%
        98,100    G-TECH Holdings Corp.+...................................................      3,139,200
       113,075    Hilton Hotels Corp.......................................................      2,954,084
       146,250    Mirage Resorts Inc.+.....................................................      3,162,656
----------------------------------------------------------------------------------------------------------
                                                                                                 9,255,940
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.0%
         8,825    Chester Bancorp Inc. ....................................................        115,828
         4,375    Federal Home Loan Mortgage Corp. ........................................        481,797
       101,630    Federal National Mortgage Association....................................      3,823,829
        10,000    First Defiance Financial Corp............................................        123,750
        80,465    Merrill Lynch & Co., Inc. ...............................................      6,557,898
        10,000    South Street Financial Co.+..............................................        140,000
----------------------------------------------------------------------------------------------------------
                                                                                                11,243,102
----------------------------------------------------------------------------------------------------------
HOSPITAL RELATED -- 0.5%
        43,275    Fresenius Medical Care ADR+..............................................      1,217,109
----------------------------------------------------------------------------------------------------------
INSURANCE -- 0.4%
        26,600    CMAC Investment Corp. ...................................................        977,550
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------
NATURAL GAS -- 1.6%
        75,500    Praxair Inc..............................................................   $  3,482,438
----------------------------------------------------------------------------------------------------------
NETWORKING -- 3.4%
       119,375    Cisco Systems Inc.+......................................................      7,595,234
----------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 2.3%
       133,350    Gartner Group+...........................................................      5,192,316
----------------------------------------------------------------------------------------------------------
RETAIL -- 5.2%
        50,400    Gucci Group N.V..........................................................      3,219,300
       115,975    Nike Inc., Class B Shares................................................      6,929,506
        18,600    The Finish Line, Class A Shares+.........................................        392,925
        17,800    Vons Companies Inc.+.....................................................      1,065,775
----------------------------------------------------------------------------------------------------------
                                                                                                11,607,506
----------------------------------------------------------------------------------------------------------
SOFTWARE -- 2.9%
        77,975    Microsoft Corp.+.........................................................      6,442,684
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.3%
        14,225    Cincinnati Bell, Inc.....................................................        876,616
       186,900    Lucent Technologies Inc..................................................      8,644,125
----------------------------------------------------------------------------------------------------------
                                                                                                 9,520,741
----------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS (Cost -- $154,608,059)...............................    200,306,750
----------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT                                        SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.5%
   $23,489,000    Citibank, 6.898% due 1/2/97; Proceeds at maturity -- $23,579,002; (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/13/98; Market
                  value -- $23,970,000) (Cost -- $23,489,000)..............................     23,489,000
----------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100% (Cost -- $178,097,059*)........................   $223,795,750
----------------------------------------------------------------------------------------------------------

 + Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                               CASH INCOME TRUST

   FACE                                                                           ANNUALIZED
  AMOUNT                                 SECURITY                                   YIELD           VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 19.6%
$   275,000   Federal Home Loan Mortgage Corp. matures 2/18/97...............   5.28% to 5.41%    $  273,068
    425,000   Federal National Mortgage Association mature 1/3/97 to             5.28 to 5.31
                3/3/97.......................................................                        422,648
------------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
              (Cost -- $695,716).............................................                        695,716
------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 38.7%
  1,385,000   U.S. Treasury Bills mature 1/9/97 to 4/17/97                       5.07 to 5.11
                (Cost -- $1,374,750).........................................                      1,374,750
------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 41.7%
    150,000   Associates Corp. of North America matures 2/4/97...............        5.36            149,251
    150,000   Chevron Oil Finance matures 2/4/97.............................        5.34            149,253
    150,000   CIT Group Holdings, Inc. matures 1/16/97.......................        5.37            149,668
    150,000   Ford Motor Credit Corp. matures 1/16/97........................        5.36            149,669
    150,000   General Electric Capital Corp. matures 1/9/97..................        5.48            149,820
    150,000   H.J. Heinz Co. matures 1/23/97.................................        5.45            149,507
    150,000   Household Finance Corp. matures 2/13/97........................        5.48            149,032
    135,000   Potomac Electric Power Co. matures 1/15/97.....................        5.83            134,698
    150,000   Prudential Funding Co. matures 1/16/97.........................        5.34            149,671
    150,000   Xerox Corp. matures 1/16/97....................................        5.45            149,664
------------------------------------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost -- $1,480,233)....................                      1,480,233
------------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $3,550,699*)................                     $3,550,699
------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1996

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND         TRUST
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost...............................  $162,004,962   $12,350,130   $154,608,059   $3,550,699
  Short-term investments -- Cost....................            --     3,893,590     23,489,000           --
------------------------------------------------------------------------------------------------------------
  Investments, at value.............................  $187,681,956   $13,008,232   $200,306,750   $3,550,699
  Short-term investments, at value..................            --     3,893,590     23,489,000           --
  Cash..............................................           518            --            855        4,509
  Receivable for securities sold....................       409,824            --             --           --
  Dividends and interest receivable.................     1,128,214       360,137        147,193           --
  Receivable for Fund shares sold...................            --        52,645        454,681           --
  Receivable from affiliate.........................            --            --             --       15,843
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS......................................   189,220,512    17,314,604    224,398,479    3,571,051
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..................       519,223            --        109,975           --
  Investment advisory fees payable..................        77,599         7,420        141,259        1,147
  Payable for Fund shares purchased.................         3,504            --             --           --
  Dividends payable.................................            --            --             --        5,696
  Accrued expenses..................................         9,705        16,141         15,494       21,553
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.................................       610,031        23,561        266,728       28,396
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $188,610,481   $17,291,043   $224,131,751   $3,542,655
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...................................  $158,673,246   $21,746,024   $179,434,374   $3,542,655
  Undistributed (overdistributed) net investment
     income.........................................       689,249      (172,955)       219,605           --
  Accumulated net realized gain (loss) from security
     transactions and futures contracts.............     3,570,992    (4,940,128)    (1,220,919)          --
  Net unrealized appreciation of investments........    25,676,994       658,102     45,698,691           --
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $188,610,481   $17,291,043   $224,131,751   $3,542,655
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..................................    12,594,215     2,036,482      6,103,983    3,542,673
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..........................        $14.98         $8.49         $36.72        $1.00
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1996

                                                             MANAGED     HIGH YIELD     CAPITAL        CASH
                                                             ASSETS         BOND      APPRECIATION    INCOME
                                                              TRUST        TRUST          FUND        TRUST
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................  $ 5,087,435   $1,774,958   $    853,439   $114,317
  Dividends..............................................    2,160,122           --      1,687,610         --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................    7,247,557    1,774,958      2,541,049    114,317
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)......................      891,042       72,800      1,261,284     19,000
  Custody................................................       49,323       12,866         65,089         --
  Administration fees (Note 3)...........................       48,885       24,332         25,243      6,622
  Shareholder communications.............................       22,028       16,446         17,563     16,446
  Trustees' fees.........................................        6,544        6,544          6,544      6,544
  Audit and legal........................................        5,918        6,440          9,521     13,330
  Registration fees......................................        1,267        1,267          1,267      1,267
  Shareholder and system servicing fees..................        1,000        1,000          2,000         --
  Other..................................................          104        1,569          3,083         --
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................    1,026,111      143,264      1,391,594     63,209
  Less: Expense reimbursement (Note 3)...................           --           --             --    (43,376)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES...........................................    1,026,111      143,264      1,391,594     19,833
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................    6,221,446    1,631,694      1,149,455     94,484
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 & 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).......................................   14,175,095     (304,388)    13,938,060         --
     Futures contracts...................................     (744,302)          --             --         --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................   13,430,793     (304,388)    13,938,060         --
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
     Beginning of year...................................   22,303,922     (199,726)    21,220,176         --
     End of year.........................................   25,676,994      658,102     45,698,691         --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION................    3,373,072      857,828     24,478,515         --
-------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS............   16,803,865      553,440     38,416,575         --
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...................  $23,025,311   $2,185,134   $ 39,566,030   $ 94,484
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1996

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND         TRUST
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................  $  6,221,446   $ 1,631,694   $  1,149,455   $   94,484
  Net realized gain (loss)..........................    13,430,793      (304,388)    13,938,060           --
  Increase in net unrealized appreciation...........     3,373,072       857,828     24,478,515           --
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............    23,025,311     2,185,134     39,566,030       94,484
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................   (10,914,123)   (2,978,125)    (1,741,271)     (94,502)
  Net realized gains................................   (17,258,729)           --    (23,015,510)          --
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................   (28,172,852)   (2,978,125)   (24,756,781)     (94,502)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................     7,067,309     5,233,862     72,301,317    9,941,686
  Net asset value of shares issued for
     reinvestment of dividends......................    28,172,852     2,978,125     24,756,781       94,502
  Cost of shares reacquired.........................   (12,757,653)   (3,030,251)    (9,891,028)  (7,910,199)
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................    22,482,508     5,181,736     87,167,070    2,125,989
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..............................    17,334,967     4,388,745    101,976,319    2,125,971
NET ASSETS:
  Beginning of year.................................   171,275,514    12,902,298    122,155,432    1,416,684
------------------------------------------------------------------------------------------------------------
  END OF YEAR*......................................  $188,610,481   $17,291,043   $224,131,751   $3,542,655
------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of: ............................      $689,249     $(172,955)      $219,605           --
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1995

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND          TRUST
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................  $  5,381,926   $ 1,173,476   $    811,421   $    51,414
  Net realized gain.................................     7,915,343       395,891     12,852,764            --
  Increase in net unrealized appreciation...........    23,599,777       221,759     16,423,842            --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............    36,897,046     1,791,126     30,088,027        51,414
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................    (5,441,569)     (960,192)      (540,784)      (51,414)
  Net realized gains................................    (1,783,880)           --             --            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................    (7,225,449)     (960,192)      (540,784)      (51,414)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................     5,376,731     1,749,523     26,600,150     3,284,741
  Net asset value of shares issued for
     reinvestment of dividends......................     7,225,449       960,192        540,784        52,033
  Cost of shares reacquired.........................   (11,885,171)   (2,354,757)   (13,026,347)   (3,122,783)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................       717,009       354,958     14,114,587       213,991
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..............................    30,388,606     1,185,892     43,661,830       213,991
NET ASSETS:
  Beginning of year.................................   140,886,908    11,716,406     78,493,602     1,202,693
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*......................................  $171,275,514   $12,902,298   $122,155,432   $ 1,416,684
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...............................................    $5,381,926    $1,173,476       $811,421            --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the capital accounts of the High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust a portion of accumulated net realized loss amounting to $1,893,310 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

     2.  DIVIDENDS

     Cash Income Trust declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT") and Cash Income Trust ("CIT"). MAT and CIT pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

     In addition, TIMCO acts as investment manager and advisor to the Capital Appreciation Fund ("CAF"). CAF pays TIMCO an investment management and advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TIMCO also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TIMCO pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"). Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     MAT received brokerage commissions of $1,380 from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Travelers Group Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND      APPRECIATION
                                                                 TRUST            TRUST            FUND
-----------------------------------------------------------------------------------------------------------
Purchases.................................................... $177,030,601     $10,021,937     $180,570,344
-----------------------------------------------------------------------------------------------------------
Sales........................................................  189,051,386       9,367,054      126,712,795
-----------------------------------------------------------------------------------------------------------

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND      APPRECIATION
                                                                 TRUST            TRUST            FUND
-----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation*...............................  $26,911,202        $779,745     $47,569,236
Gross unrealized depreciation*...............................   (1,234,208)       (121,643)     (1,870,545)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation*.................................  $25,676,994        $658,102     $45,698,691
-----------------------------------------------------------------------------------------------------------

* Substantially the same for Federal income tax purposes.

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Funds had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Funds had no open purchased call or put options contracts.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, HYBT had, for Federal income tax purposes, approximately $4,751,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                          1996         1997          1998         1999       2000        2001       2002        2004
----------------------------------------------------------------------------------------------------------------------
Carryforward
  Amounts............   $530,000    $1,094,000    $1,970,000    $748,000    $48,000    $135,000    $38,000    $188,000
----------------------------------------------------------------------------------------------------------------------

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold....................................................          469,580              375,304
Shares issued on reinvestment..................................        1,926,518              581,291
Shares redeemed................................................         (847,611)            (871,567)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        1,548,487               85,028
--------------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold....................................................          591,013              206,291
Shares issued on reinvestment..................................          356,007              122,473
Shares redeemed................................................         (343,196)            (276,334)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................          603,824               52,430
--------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold....................................................        1,994,300              900,317
Shares issued on reinvestment..................................          716,103               22,109
Shares redeemed................................................         (287,644)            (445,510)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        2,422,759              476,916
--------------------------------------------------------------------------------------------------------
CASH INCOME TRUST
Shares sold....................................................        9,941,686            3,284,741
Shares issued on reinvestment..................................           94,502               52,033
Shares redeemed................................................       (7,910,199)          (3,122,783)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        2,125,989              213,991
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

               MANAGED ASSETS TRUST                     1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................     $15.50      $12.85      $14.21      $14.02      $14.78
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................       0.46        0.49        0.46        0.51        0.64
  Net realized and unrealized gain (loss)..........       1.50        2.83       (0.73)       0.72        0.01
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................       1.96        3.32       (0.27)       1.23        0.65
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income............................      (0.89)      (0.50)      (0.67)      (0.85)      (1.04)
  Net realized gains...............................      (1.59)      (0.17)      (0.42)      (0.19)      (0.37)
--------------------------------------------------------------------------------------------------------------
Total Distributions................................      (2.48)      (0.67)      (1.09)      (1.04)      (1.41)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................     $14.98      $15.50      $12.85      $14.21      $14.02
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................................      13.78%      27.12%      (2.24)%      9.33%       5.14%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................   $188,610    $171,276    $140,887    $156,767    $148,971
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2).....................................       0.58%       0.58%       0.61%       0.56%       0.56%
  Net investment income............................       3.51        3.49        3.59        3.65        4.97
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................        108%        110%         97%         86%        112%
--------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON EQUITY
  TRANSACTIONS (3).................................      $0.06          --          --          --          --
--------------------------------------------------------------------------------------------------------------

               HIGH YIELD BOND TRUST                    1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................      $9.00       $8.49       $9.25       $8.91       $8.75
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................       0.91        0.80        0.66        0.68        0.88
  Net realized and unrealized gain (loss)..........       0.41        0.41       (0.76)       0.47        0.18
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................       1.32        1.21       (0.10)       1.15        1.06
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM (1):
  Net investment income............................      (1.83)      (0.70)      (0.66)      (0.81)      (0.90)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................      $8.49       $9.00       $8.49       $9.25       $8.91
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................................      16.05%      15.47%      (1.26)%     14.01%      13.16%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................    $17,291     $12,902     $11,716     $12,765     $10,289
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).....................................       0.97%       1.25%       1.25%       0.99%       0.56%
  Net investment income............................      11.01        9.37        7.71        7.69       10.24
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................         84%        222%       146.%         19%         52%
--------------------------------------------------------------------------------------------------------------

(1) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratios of expenses to average net assets for the years 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.60% and 0.63%, for the years ended December 31, 1993 and 1992, respectively.

(3) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33%, 1.31% and 1.28%, for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

          CAPITAL APPRECIATION FUND                1996         1995         1994       1993(1)        1992
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............     $33.18       $24.50       $25.87       $22.72       $19.63
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................       0.23         0.24         0.19         0.19         0.28
  Net realized and unrealized gain (loss).....       8.49         8.61        (1.41)        3.21         3.13
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........       8.72         8.85        (1.22)        3.40         3.41
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM (2):
  Net investment income.......................      (0.41)       (0.17)       (0.15)       (0.25)       (0.32)
  Net realized gains..........................      (4.77)          --           --           --           --
-------------------------------------------------------------------------------------------------------------
Total Distributions...........................      (5.18)       (0.17)       (0.15)       (0.25)       (0.32)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $36.72       $33.18       $24.50       $25.87       $22.72
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................      28.21%       36.37%       (4.76)%      15.09%       17.60%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............   $224,132     $122,155      $78,494      $62,414      $29,506
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................       0.83%        0.85%       0.89%         0.87%        0.56%
  Net investment income.......................       0.69         0.84         0.79         0.81         1.39
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................         84%         124%        106%          155%         126%
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (4)..................      $0.06           --           --           --           --
-------------------------------------------------------------------------------------------------------------

              CASH INCOME TRUST                    1996         1995         1994         1993         1992
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............      $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------
  Net investment income (5)...................     0.0412       0.0417       0.0278       0.0214       0.0322
  Distributions from net investment income....    (0.0412)     (0.0417)     (0.0278)     (0.0214)     (0.0322)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................      $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................       4.20%        4.17%        2.78%        2.14%        3.22%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............     $3,543       $1,417       $1,203         $647         $697
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6).............................       0.78%        1.25%        1.25%        0.94%        0.38%
  Net investment income.......................       3.72           --           --           --           --
-------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for Capital Appreciation Fund.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.96% and 0.91%, for the years ended December 31, 1993 and 1992, respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) For the year ended December 31, 1996, The Travelers reimbursed CIT for $43,376 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.002 and the expense ratio would have been 1.71%.

(6) The ratio of expenses to average net assets for 1995-1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40%, 8.47% and 7.70% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     The amount of long-term capital gains paid for the fiscal year ended December 31, 1996, are $13,912,800 for the Managed Assets Trust and $19,412,512 for the Capital Appreciation Portfolio.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Managed Assets Trust:

We have audited the accompanying statement of assets and liabilities of Managed Assets Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Assets Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of High Yield Bond Trust:

We have audited the accompanying statement of assets and liabilities of High Yield Bond Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Bond Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Capital Appreciation Fund including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Cash Income Trust:

We have audited the accompanying statement of assets and liabilities of Cash Income Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Income Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

For the year ended December 31, 1996, the U.S. Government Securities Portfolio generated a total return of 1.46%. As of December 31, 1996 the composition of assets contained in the Portfolio was 47% in mortgage-backed securities, 31% in U.S. Treasuries, 12% in U.S. agency securities and 10% in cash.

Prospects for bond investors appeared promising as the year began. In Washington, D.C., there were talks of federal deficit reduction through a balanced budget amendment while the outlook for inflation was tame. Long-term U.S. Treasuries were yielding less than 6% and the expectation of a Federal Reserve easing of monetary policy drove down yields on 2 year U.S. Treasuries to under 5%. However, as the year progressed, bullish sentiments were shattered as balanced budget talks stalled, energy prices began to rise and U.S. economic growth resumed. Heightened investor concerns over rising inflation drove up the yield on long-term U.S. Treasuries to over 7%. Toward the end of the year, these inflation fears proved to be unfounded and the long-term U.S. Treasury dropped to a range of around 6.6%.

Against this backdrop of volatile interest rates, the Portfolio lagged behind the Lehman Government Bond Index for the first three quarters of the year. By shortening the maturity and through careful selection of securities, we were able to recoup lost ground to finish the year in line with the Portfolio's benchmark. Specifically, we added securities from Financing Corporation ("FICO") and Tennessee Valley Authority ("TVA"). In our view, FICO securities were very attractively priced due to concerns about the solvency of the Savings Association Insurance Fund, the agency responsible for making interest payments on the FICO securities. The U.S. Congress subsequently passed a bill that would shore up funds required to ensure payment of interest which resulted in the FICO bond's rise in price. In the case of TVA bonds, we utilized a hedging strategy to boost the yield as well as to provide investors with an additional cushion against interest rate volatility.

Looking ahead to 1997, we expect a continuation of higher interest rate volatility. Therefore, we have reduced the Portfolio's weighting in mortgage-backed securities while increasing the exposure to other U.S. agency bonds. In addition, we believe the recently introduced inflation-indexed securities by the U.S. Treasury may represent a good investment opportunity for the Portfolio.

SOCIAL AWARENESS STOCK PORTFOLIO

Social Awareness Stock Portfolio finished 1996 with a competitive total return of 19.98%. Our exposure to the financial and technology sectors were major contributors to the Portfolio's positive results. As of December 31, 1996, the Portfolio consisted of about 15% cash reserves and 71 stock holdings, with some 75% of those considered to be "core" investments. The weighted market capitalization of the stocks owned by the Portfolio averages about $24.5 billion, approximating a 50/50 mix of large and mid-capitalization companies. As the year ended, the Portfolio was overweighted in the consumer cyclical, financial, and technology industries while underweighted in capital goods, communications services, energy, and utilities industries. This composition proved to be an advantage for the Portfolio during the period. While the Portfolio's beta ( the comparative movement of a security's price relative to the overall market) was approximately 10% more than the rest of the stock market, the slightly increased risk taken was generally well rewarded. The stocks in the Portfolio generated more earnings and more growth potential compared to their cost than that offered by the overall market.

Our investment strategy for 1997 continues to focus on owning quality companies. The overall Portfolio's quality remains strong with a Standard & Poor's average rating of A minus (a ranking of common stocks from A+ through C on the basis of growth and stability). We remain cautiously optimistic about the stock market's 1997 potential, but hold some cash reserves to take advantage of buying opportunities from normal market volatility following two years of very strong performance.

UTILITIES PORTFOLIO

Utilities Portfolio seeks to provide current income and as a secondary goal, capital appreciation, by investing at least 25% of its assets in the utilities industry. For the year ended December 31, 1996, the Utilities Portfolio had a total return of 7.47%.

The past year was frustrating for electric utility investors. As a group, utilities underperformed the broad based equity market. A strong stock market combined with a relatively weak bond market caused attention to move away from defensive sectors such as utilities. Nevertheless, we believe the electric utility sector should continue to benefit from industry restructuring and the rapid pace of mergers and acquisitions. For example, several state restructuring proposals have focused on the need to

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

lower customer rates and creating opportunities for electric utilities to recover their capital investments. In our opinion, these proposals should create a more positive environment for investors by removing some of the uncertainty that has plagued utilities over the past few years. The consolidation of electric utility and natural gas companies dominated merger activity during 1996 as management teams attempted to enlarge their customer base and become full service energy providers in a more competitive industry. Furthermore, several electric utility companies continue to diversify by aggressively expanding into foreign markets.

We remain positive for electric utilities in 1997 based on continued clarification of the impact of deregulation and competition in the industry and its favorable defensive characteristics. In addition, we expect more individual state initiatives regarding electric utility industry restructuring. Consolidation should continue involving electric sector and electric companies with natural gas companies. In this dynamic and rapidly changing environment, individual stock selection will continue to be extremely important in achieving competitive total returns. We expect performance among individual companies to vary significantly. In our view, special situation companies, with above average dividend growth, favorable regulatory rulings or positive deregulatory proposals are exciting new investment opportunities. We continue to focus on higher quality companies with strong earnings and dividend growth, superior management teams and favorable environments. Moreover, we favor lower-cost companies in this more competitive environment. We believe investors should view utility investing from a total return perspective and not simply evaluate the sector's current yield.

The economic outlook for 1997 calls for a continuance of slow to moderate U.S. economic growth without renewed inflation and the long-term U.S. Treasury bond is expected to trade in a range of 6.25% to 7%. These conditions should be generally favorable for fixed-income markets and interest rate-sensitive sectors such as electric utilities. However, higher overall market volatility may increase if there is a surprise regarding the economy or corporate earnings.

Our portfolio strategy continues to focus on income and long-term growth. We have increased our natural gas holdings and gradually reduced telecommunications holdings awaiting a clearer competitive picture or more favorable valuations in that industry. After two years of above historical returns, an increase in stock market volatility could enhance the appeal of electric utilities as a stable long-term investment vehicle.

In closing, we thank you for your investment in The Travelers Series Trust Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 15, 1997

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                   1.46%
   1/24/92* through 12/31/96             5.84%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   1/24/92* through 12/31/96            32.33%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992 and assuming reinvestment of dividends through December 31, 1996. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                         U.S. Gov-
                          ernment          Lehman
 Measurement Period     Securities       Government     Consumer
(Fiscal Year Covered)    Portfolio       Bond Index    Price Index
1/24/92                       10000         10000         10000
12/92                         10290         10920         10275
12/93                         11813         12125         10557
12/94                         11147         11699         10840
12/95                         13869         13950         11115
12/31/96                      14077         14354         11484

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                    19.98%
   5/1/92* through 12/31/96               12.62%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   5/1/92* through 12/31/96               73.33%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992 assuming reinvestment of dividends through December 31, 1996. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                          Social
                         Awareness    Standard &
 Measurement Period        Stock      Poor's 500     Consumer
(Fiscal Year Covered)    Portfolio       Index      Price Index
5/1/92                        10000         10000         10000
12/92                         10850         10673         10157
12/93                         11777         11745         10436
12/94                         11461         11900         10716
12/95                         16285         14509         10988
12/31/96                      18340         17838         11353

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                     7.47%
   2/4/94* through 12/31/96               11.24%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   2/4/94* through 12/31/96               36.26%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994 assuming reinvestment of dividends through December 31, 1996. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                      Standard &
 Measurement Period      Utilities    Poor's 500     Consumer
(Fiscal Year Covered)    Portfolio       Index      Price Index
2/4/94                        10000         10000         10000
12/94                         10170         10072         10205
12/95                         13149         13852         10464
12/31/96                      14139         17031         10811

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1996
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

    FACE
   AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 89.8%
$  1,000,000   U.S. Treasury Bond, 9.250% due 2/15/16......................................   $ 1,269,950
     700,000   U.S. Treasury Bond, 8.125% due 5/15/21......................................       813,281
   3,000,000   U.S. Treasury Bond, 6.875% due 8/15/25......................................     3,058,440
  10,000,000   U.S. Treasury Strip, zero coupon due 2/15/15................................     2,940,700
   2,955,466   FHLMC, 6.000% due 3/1/26....................................................     2,749,500
     988,365   FHLMC, 8.000% due 5/1/26....................................................     1,008,131
   2,019,999   FNMA, 7.000% due 6/1/24.....................................................     1,977,075
   2,964,852   FNMA, 7.500% due 11/1/26@...................................................     2,964,850
     392,192   GNMA, 8.500% due 3/15/18....................................................       406,530
     595,113   GNMA, 8.500% due 5/15/18....................................................       616,871
     251,104   GNMA, 8.500% due 6/15/18....................................................       260,285
     177,531   GNMA, 8.500% due 7/15/18....................................................       184,022
   1,974,160   GNMA, 7.000% due 6/15/24....................................................     1,931,578
   3,000,000   Tennessee Valley Authority Debenture, 5.980% due 4/1/36.....................     3,041,250
---------------------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost -- $23,037,806)..........    23,222,463
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.2%
   2,626,000   Citibank, 6.900% due 1/2/97; Proceeds at maturity -- $2,627,007;
               (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/31/98;
               Market value -- $2,686,638) (Cost -- $2,626,000)............................     2,626,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $25,663,806*)............................   $25,848,463
---------------------------------------------------------------------------------------------------------

@ Date shown represents the last in range of maturity dates of mortgage certificates owned.

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 83.7%
---------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 3.8%
  2,000   Air Products & Chemicals, Inc.....................................................   $  138,250
  5,000   Engelhard Corp....................................................................       95,625
  4,000   Praxair, Inc......................................................................      184,500
---------------------------------------------------------------------------------------------------------
                                                                                                  418,375
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.9%
  1,500   AMP, Inc..........................................................................       57,562
  2,000   Pitney Bowes, Inc.................................................................      109,000
  2,800   York International, Inc...........................................................      156,450
---------------------------------------------------------------------------------------------------------
                                                                                                  323,012
---------------------------------------------------------------------------------------------------------
COMMUNICATION -- 1.1%
    800   Bell Atlantic Corp................................................................       51,800
  2,300   MCI Communications Corp...........................................................       75,181
---------------------------------------------------------------------------------------------------------
                                                                                                  126,981
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 11.6%
  2,900   Fleetwood Enterprises, Inc........................................................       79,750
  2,900   Home Depot, Inc...................................................................      145,363
  3,500   Kaufman & Broad Home Corp.........................................................       45,063
  1,864   Lucas Variety PLC+................................................................       70,832
  3,000   May Department Stores.............................................................      140,250
  2,000   Nine West Group, Inc.+............................................................       92,750
  6,000   Olsten Corp.......................................................................       90,750
  4,000   Pep Boys -- Manny, Moe & Jack.....................................................      123,000
  4,000   Toys "R" Us, Inc.+................................................................      120,000
  1,900   Tribune Co........................................................................      149,862
  3,500   Wal-Mart Stores, Inc..............................................................       80,062
  3,000   Xerox Corp........................................................................      157,875
---------------------------------------------------------------------------------------------------------
                                                                                                1,295,557
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 10.5%
  2,000   Coca-Cola Co......................................................................      105,250
  2,000   Gillette Co.......................................................................      155,500
  3,000   Kroger Co.+.......................................................................      139,500
  2,000   McDonald's Corp...................................................................       90,500
  5,000   Newell Co.........................................................................      157,500
  4,800   PepsiCo, Inc......................................................................      141,000
  2,800   Sysco Corp........................................................................       91,350
  1,000   Unilever N.V......................................................................      175,250
  1,600   Walt Disney Co....................................................................      111,400
---------------------------------------------------------------------------------------------------------
                                                                                                1,167,250
---------------------------------------------------------------------------------------------------------
ENERGY -- 1.6%
  2,800   Anadarko Petroleum Corp...........................................................      181,300
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
FINANCE -- 17.8%
  1,600   Aetna Inc.........................................................................   $  128,000
  3,500   American Express Co...............................................................      197,750
  1,250   American International Group Inc..................................................      135,313
  3,000   Associates 1st Capital Corp.......................................................      132,375
  2,700   Bank of Boston Corp...............................................................      173,475
  3,000   Barnett Banks, Inc................................................................      123,375
  1,800   Citicorp..........................................................................      185,400
  1,200   Federal Home Loan Mortgage Corp...................................................      132,150
  3,000   H. F. Ahmanson & Co...............................................................       97,500
  2,500   Lincoln National Corp.............................................................      131,250
  2,200   NationsBank Corp..................................................................      215,050
  3,400   State Street Boston Corp..........................................................      219,300
  1,500   Transamerica Corp.................................................................      118,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,989,438
---------------------------------------------------------------------------------------------------------
HEALTH CARE -- 10.3%
  2,200   Amgen Inc.+.......................................................................      119,625
  3,750   Columbia/HCA Healthcare Corp......................................................      152,813
  3,300   DENTSPLY International, Inc.......................................................      156,750
  3,600   Johnson & Johnson.................................................................      179,100
  2,300   Merck & Co., Inc..................................................................      182,275
  1,200   Pfizer, Inc.......................................................................       99,450
  1,200   Schering-Plough Corp..............................................................       77,700
  6,200   Stryker Corp......................................................................      185,225
---------------------------------------------------------------------------------------------------------
                                                                                                1,152,938
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 20.5%
  4,500   Belden, Inc.......................................................................      166,500
  4,400   Cabletron Systems, Inc.+..........................................................      146,300
  2,000   Compaq Computer Corp.+............................................................      148,500
  3,000   Computer Associates International.................................................      149,250
  3,000   DSC Communications, Inc.+.........................................................       53,625
  2,500   Electronic Data Systems Corp......................................................      108,125
  7,000   EMC Corp.+........................................................................      231,875
  2,000   Intel Corp........................................................................      261,875
    700   International Business Machines Corp..............................................      105,700
  3,600   Lucent Technologies Corp..........................................................      166,500
  2,000   Madge Networks N.V.+..............................................................       19,750
  3,300   Marshall Industries+..............................................................      101,062
  2,800   Microsoft Corp.+..................................................................      231,350
  3,500   Oracle Corp.+.....................................................................      146,125
  2,500   Perkin-Elmer Corp.................................................................      147,187
  4,000   Sun Microsystems Inc.+............................................................      102,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,286,474
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.0%
  4,500   Mesaba Holdings, Inc.+............................................................   $   66,938
  1,400   Norfolk Southern Corp. ...........................................................      122,500
  1,300   Southwest Airlines................................................................       28,763
---------------------------------------------------------------------------------------------------------
                                                                                                  218,201
---------------------------------------------------------------------------------------------------------
UTILITIES -- 1.6%
  4,000   Enron Corp........................................................................      172,500
---------------------------------------------------------------------------------------------------------
          TOTAL COMMON STOCKS (Cost -- $6,883,357)..........................................    9,332,026
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.3%
$1,822,000    CS First Boston, 6.48% due 1/2/97; Proceeds at maturity -- $1,822,658;         $  1,822,000
              (Fully collateralized by U.S. Treasury Notes, 7.25% due 2/15/98;
              Market value -- $1,861,755) (Cost -- $1,822,000)............................
---------------------------------------------------------------------------------------------------------
                                                                                              $11,154,026
              TOTAL INVESTMENTS -- 100% (Cost -- $8,705,357*).............................
---------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 82.9%
---------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 65.5%
 15,000    Allegheny Power System, Inc....................................................   $    455,625
 11,000    American Electric Power Co.....................................................        452,375
  7,500    Baltimore Gas & Electric Co....................................................        200,625
 15,000    Carolina Power & Light.........................................................        547,500
  9,000    Central & Southwest Corp. .....................................................        230,625
 15,000    CINergy Corp...................................................................        500,625
  5,000    CIPSCO, Inc. ..................................................................        180,625
 15,000    CMS Energy Corp................................................................        504,375
 10,000    Dominion Resources, Inc. ......................................................        385,000
 10,000    DPL Inc........................................................................        245,000
 12,750    DQE Inc........................................................................        369,750
 20,000    Edison International...........................................................        397,500
 15,000    Entergy Corp. .................................................................        416,250
 10,000    Florida Progress Corp..........................................................        322,500
 12,000    FPL Group Inc..................................................................        552,000
 12,000    GPU Inc........................................................................        403,500
 11,000    Houston Industries.............................................................        248,875
 12,000    Illinova Corp. ................................................................        330,000
 15,000    Long Island Lighting...........................................................        331,875
 10,000    NIPSCO Industries, Inc.........................................................        396,250
 18,000    PacifiCorp. ...................................................................        369,000
 15,000    Pinnacle West Capital..........................................................        476,250
  7,500    Public Service Co. of Colorado.................................................        291,563
 15,000    Public Service Co. of New Mexico...............................................        294,375
 15,000    SCANA Corp.....................................................................        401,250
 15,000    Sierra Pacific Resources.......................................................        431,250
 12,500    Southern Co....................................................................        282,813
 15,000    Texas Utilities Co. ...........................................................        611,250
 10,000    Unicom Corp....................................................................        271,250
 12,000    UtiliCorp. United, Inc.........................................................        324,000
 13,000    Wisconsin Energy Corp..........................................................        349,375
---------------------------------------------------------------------------------------------------------
                                                                                               11,573,251
---------------------------------------------------------------------------------------------------------
NATURAL GAS -- 11.0%
 10,000    Coastal Corp. .................................................................        488,750
 10,000    Enron Corp. ...................................................................        431,250
  5,000    Equitable Resources Inc. ......................................................        148,750
 10,000    Pacific Enterprises............................................................        303,750
 15,000    Southwest Gas Corp. ...........................................................        288,750
  7,500    Williams Cos...................................................................        281,250
---------------------------------------------------------------------------------------------------------
                                                                                                1,942,500
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 6.4%
 15,000    Frontier Corp..................................................................   $    339,375
  7,500    GTE Corp.......................................................................        341,250
  2,000    MCI Communications.............................................................         65,375
 10,000    Teleport Communications+.......................................................        305,000
  5,000    US West Media Group+...........................................................         92,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,143,500
---------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCKS (Cost -- $12,839,147)......................................     14,659,251
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 3.6%
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 1.3%
$  230,000    MCI Communication Corp., 7.75% due 3/23/25...................................       232,875
---------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 2.3%
   200,000    Arizona Public Service Co., 7.25% due 8/1/23.................................       188,750
   200,000    Philadelphia Electric, 8.75% due 4/1/22......................................       212,250
---------------------------------------------------------------------------------------------------------
                                                                                                  401,000
---------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS (Cost -- $605,853).....................................       633,875
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.0%
   500,000    U.S. Treasury Notes, 7.75% due 11/30/99 (Cost -- $499,802)...................       522,605
---------------------------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $13,944,802)..................................    15,815,731
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.5%
 1,859,000    CS First Boston Corp., 6.50% due 1/2/97; Proceeds at maturity -- $1,859,671;
              (Fully collateralized by U.S. Treasury Note, 7.25% due 2/15/98; Market
              value -- $1,898,260) (Cost -- $1,859,000)....................................     1,859,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $15,803,802*).............................   $17,674,731
---------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1996

                                                                  U.S.             SOCIAL
                                                               GOVERNMENT         AWARENESS
                                                               SECURITIES           STOCK         UTILITIES
                                                                PORTFOLIO         PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost....................................      $23,037,806       $ 6,883,357     $13,944,802
  Repurchase agreements -- Cost..........................        2,626,000         1,822,000       1,859,000
------------------------------------------------------------------------------------------------------------
  Investments, at value..................................      $23,222,463       $ 9,332,026     $15,815,731
  Repurchase agreements, at value........................        2,626,000         1,822,000       1,859,000
  Cash...................................................              268               697         519,418
  Receivable from affiliate..............................               --            25,093              --
  Dividends and interest receivable......................          239,298             8,769          60,046
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...........................................       26,088,029        11,188,585      18,254,195
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased......................           35,299            30,508          13,724
  Investment advisory fees payable.......................            9,932                --           9,697
  Payable for securities purchased.......................               --            77,340              --
  Accrued expenses.......................................           34,264            40,742          16,548
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES......................................           79,495           148,590          39,969
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.........................................      $26,008,534       $11,039,995     $18,214,226
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital........................................      $26,527,392       $ 8,594,239     $16,338,333
  Undistributed (overdistributed) net investment
     income..............................................           (2,726)               --           4,964
  Accumulated net realized loss on security
     transactions........................................         (700,789)           (2,913)             --
  Net unrealized appreciation of investments.............          184,657         2,448,669       1,870,929
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.........................................      $26,008,534       $11,039,995     $18,214,226
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.......................................        2,393,878           700,357       1,490,143
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE...............................           $10.86            $15.76          $12.22
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                    U.S.            SOCIAL
                                                                 GOVERNMENT       AWARENESS
                                                                 SECURITIES         STOCK        UTILITIES
                                                                  PORTFOLIO       PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...................................................   $   1,705,367     $   42,150     $  209,151
  Dividends..................................................              --        107,312        647,584
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME....................................       1,705,367        149,462        856,735
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)..........................          86,625         58,250        113,601
  Administration fees (Note 2)...............................          24,429         23,155         23,970
  Audit and legal............................................          24,309         24,075         18,415
  Shareholder communications.................................          11,714         15,063         11,714
  Custody....................................................           8,711         18,907          7,335
  Trustees' fees.............................................           6,544          6,544          6,544
  Shareholder and system servicing fees......................           1,000          1,000          1,000
  Registration fees..........................................             212            212            212
  Other......................................................           1,436          1,500          2,998
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.............................................         164,980        148,706        185,789
  Less: Expense reimbursement (Note 2).......................              --        (36,367)            --
-----------------------------------------------------------------------------------------------------------
  NET EXPENSES...............................................         164,980        112,339        185,789
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME........................................       1,540,387         37,123        670,946
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from sales.....................................     125,294,879      2,106,414      6,065,073
     Cost of securities sold.................................     125,999,485      1,705,595      5,235,457
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...................................        (704,606)       400,819        829,616
-----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year.......................................         797,061      1,289,613      2,093,137
     End of year.............................................         184,657      2,448,669      1,870,929
-----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION.........        (612,404)     1,159,056       (222,208)
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...............................      (1,317,010)     1,559,875        607,408
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS.......................   $     223,377     $1,596,998     $1,278,354
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                   U.S.           SOCIAL
                                                                GOVERNMENT       AWARENESS
                                                                SECURITIES         STOCK         UTILITIES
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income......................................   $ 1,540,387     $    37,123     $   670,946
  Net realized gain (loss)...................................      (704,606)        400,819         829,616
  Increase (decrease) in net unrealized appreciation.........      (612,404)      1,159,056        (222,208)
-----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....................       223,377       1,596,998       1,278,354
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................................    (3,539,054)       (233,199)     (1,107,181)
  Net realized gains.........................................      (423,418)       (525,148)       (974,527)
-----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS............................................    (3,962,472)       (758,347)     (2,081,708)
-----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...........................     6,750,676       4,848,116       7,458,285
  Net asset value of shares issued for reinvestment of
     dividends...............................................     3,962,472         758,347       2,081,708
  Cost of shares reacquired..................................    (9,157,807)     (2,459,930)     (5,862,088)
-----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS........     1,555,341       3,146,533       3,677,905
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS............................    (2,183,754)      3,985,184       2,874,551
NET ASSETS:
  Beginning of year..........................................    28,192,288       7,054,811      15,339,675
-----------------------------------------------------------------------------------------------------------
  END OF YEAR*...............................................   $26,008,534     $11,039,995     $18,214,226
-----------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:.................................................       $(2,726)             --          $4,964
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                    U.S.           SOCIAL
                                                                 GOVERNMENT       AWARENESS
                                                                 SECURITIES         STOCK         UTILITIES
                                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................   $ 1,520,848     $   55,079      $   441,157
  Net realized gain...........................................     1,110,792        265,239          144,953
  Increase in net unrealized appreciation.....................     3,171,708      1,316,045        2,170,686
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS......................     5,803,348      1,636,363        2,756,796
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................    (1,404,917)       (51,494)        (150,491)
  Net realized gains..........................................            --        (68,327)              --
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...    (1,404,917)      (119,821)        (150,491)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares............................     5,439,282      2,552,645        9,178,587
  Net asset value of shares issued for reinvestment of
     dividends................................................     1,404,917        119,821          150,491
  Cost of shares reacquired...................................    (7,572,507)    (1,013,468)      (2,352,367)
------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.............................................      (728,308)     1,658,998        6,976,711
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS........................................     3,670,123      3,175,540        9,583,016
NET ASSETS:
  Beginning of year...........................................    24,522,165      3,879,271        5,756,659
------------------------------------------------------------------------------------------------------------
  END OF YEAR*................................................   $28,192,288     $7,054,811      $15,339,675
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:............    $1,520,848        $55,079         $441,157
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and ten other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Portfolio capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $6,915 and $9,045, respectively, were reclassified to paid-in capital for Social Awareness Stock Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Greenwich Street Advisors ("GSA"), a division of Smith Barney Mutual Funds Management Inc. ("SBMFM") which is a subsidiary of Smith Barney Holdings Inc. ("SBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays GSA an investment management and advisory fee calculated at an annual rate of : 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays GSA an investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly. For the year ended December 31, 1996, GSA waived $11,274 of investment advisory fee and has agreed to reimburse expenses in the amount of $25,093 for SAS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SBMFM. Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                     USGS            SAS         UTILITIES
-----------------------------------------------------------------------------------------------------------
Purchases....................................................... $123,349,711     $3,047,308     $8,414,809
-----------------------------------------------------------------------------------------------------------
Sales...........................................................  125,294,879      2,106,414      6,065,073
-----------------------------------------------------------------------------------------------------------

     At December 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                                       USGS          SAS         UTILITIES
-----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation*...................................... $239,436     $2,624,768     $2,025,482
Gross unrealized depreciation*......................................  (54,779)      (176,099)      (154,553)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation*........................................ $184,657     $2,448,669     $1,870,929
-----------------------------------------------------------------------------------------------------------

* Substantially the same for Federal income tax purposes.

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Portfolios had no open purchased call or put options contracts.

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, U.S. Government Securities Portfolio had, for Federal income tax purposes, approximately $715,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold....................................................         606,114              484,178
Shares issued on reinvestment..................................         355,511              138,279
Shares redeemed................................................        (834,803)            (672,686)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................         126,822              (50,229)
--------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold....................................................         323,694              205,312
Shares issued on reinvestment..................................          51,251               10,913
Shares redeemed................................................        (167,210)             (74,604)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................         207,735              141,621
--------------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold....................................................         590,496              822,640
Shares issued on reinvestment..................................         169,391               14,594
Shares redeemed................................................        (463,451)            (209,288)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................         296,436              627,946
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

         U.S. GOVERNMENT SECURITIES PORTFOLIO              1996       1995       1994       1993      1992(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................    $12.43     $10.58     $11.63     $10.79    $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................................      0.68       0.65       0.60       0.57      0.53
  Net realized and unrealized gain (loss)..............     (0.52)      1.80      (1.23)      0.44      0.26
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................      0.16       2.45      (0.63)      1.01      0.79
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................     (1.55)     (0.60)     (0.39)     (0.17)       --
  Net realized gains...................................     (0.18)        --      (0.03)        --        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (1.73)     (0.60)     (0.42)     (0.17)       --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................    $10.86     $12.43     $10.58     $11.63    $10.79
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................      1.46%     24.42%     (5.64)%     9.48%     7.90%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $26,009    $28,192    $24,522    $25,520    $9,017
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).........................................      0.62%      0.56%      0.71%      0.58%     0.38%+
  Net investment income................................      5.68       5.80       5.56       5.04      4.72+
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................       501%       214%        16%        51%       25%
------------------------------------------------------------------------------------------------------------

           SOCIAL AWARENESS STOCK PORTFOLIO                1996       1995       1994       1993      1992(4)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................    $14.32     $11.05     $11.64     $10.95    $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (5)............................      0.31       0.12       0.16       0.17      0.16
  Net realized and unrealized gain (loss)..............      2.42       3.47      (0.45)      0.65      0.79
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................      2.73       3.59      (0.29)      0.82      0.95
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................     (0.43)     (0.14)     (0.24)     (0.13)       --
  Net realized gains...................................     (0.86)     (0.18)     (0.06)        --        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (1.29)     (0.32)     (0.30)     (0.13)       --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................    $15.76     $14.32     $11.05     $11.64    $10.95
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     19.98%     33.37%     (2.69)%     7.55%     9.50%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $11,040     $7,055     $3,879     $3,361    $1,394
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6)......................................      1.25%      1.25%      1.25%      1.05%     0.71%+
  Net investment income................................      0.43       0.99       1.43       1.50      2.22+
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................        26%        73%       137%        60%       56%
------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS(7)............................     $0.06         --         --         --        --
------------------------------------------------------------------------------------------------------------

(1) For the period from January 24, 1992 (commencement of operations) to December 31, 1992.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The expense ratios for the year ended December 31, 1993 and the period ended December 31, 1992 reflect expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 0.77% and 0.72% (annualized), respectively.

(4) For the period from May 1, 1992 (inception date) to December 31, 1992.

(5) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the expense ratio would have been 1.69%.

(6) The expense ratios for the years ended December 31, 1995, 1994, 1993 and the period ended December 31, 1992 reflect expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 1.75%, 3.34%, 3.73% and 2.19% (annualized), respectively.

(7) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

  + Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

                           UTILITIES PORTFOLIO                               1996       1995      1994(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.......................................    $12.85     $10.17    $10.00
--------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income..................................................      0.47       0.48      0.35
  Net realized and unrealized gain (loss)................................      0.47       2.44     (0.18)
--------------------------------------------------------------------------------------------------------
Total Income From Operations.............................................      0.94       2.92      0.17
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income..................................................     (0.84)     (0.24)       --
  Net realized gains.....................................................     (0.73)        --        --
--------------------------------------------------------------------------------------------------------
Total Distributions......................................................     (1.57)     (0.24)       --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.............................................    $12.22     $12.85    $10.17
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................................      7.47%     29.29%     1.70%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..........................................   $18,214    $15,340    $5,757
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)...........................................................      1.07%      1.25%     1.25%+
  Net investment income..................................................      3.88       4.29      3.86+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................................................        39%        25%       32%
--------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS (4)............     $0.06         --        --
--------------------------------------------------------------------------------------------------------

(1) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     The amount of long-term capital gains paid for the fiscal year ended December 31, 1996, are $479,773 for the Social Awareness Stock Portfolio and $638,099 for Utilities Portfolio.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and the Utilities Portfolio of The Travelers Series Trust, including the schedules of investments as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996, 1995, 1994, 1993 and 1992. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and also with brokers for the Social Awareness Stock Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio, and Utilities Portfolio of The Travelers Series Trust as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996, 1995, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

                              Investment Advisers
                              --------------------

                           CAPITAL APPRECIATION FUND

                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                             Hartford, Connecticut

       MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CASH INCOME TRUST AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                   SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.

                               New York, New York

                            Independent Accountants
                           -------------------------

                            COOPERS & LYBRAND L.L.P.

                             Hartford, Connecticut

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Cash Income Trust, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-181 (Annual)(12-96) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUND

ANNUAL REPORTS
DECEMBER 31, 1996

                THE TRAVELERS SERIES TRUST:

                LARGE CAP PORTFOLIO
                EQUITY INCOME PORTFOLIO

[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

CONTENTS


MARKET ENVIRONMENT                       3     A review of what happened in
                                               world markets during the past
                                               year.

EQUITY INCOME PORTFOLIO

  PERFORMANCE                            4     How the fund has done over time.

  FUND TALK                              5     The manager's review of fund
                                               performance, strategy and
                                               outlook.

  INVESTMENTS                            6     A complete list of the fund's
                                               investments with their market
                                               values.

FINANCIAL STATEMENTS                     9     Statements of assets and
                                               liabilities, operations, and
                                               changes in net assets, as well
                                               as financial highlights.

LARGE CAP PORTFOLIO

  PERFORMANCE                           11     How the fund has done over time.

  FUND TALK                             12     The manager's review of fund
                                               performance, strategy and
                                               outlook.

  INVESTMENTS                           13     A complete list of the fund's
                                               investments with their market
                                               values.

  FINANCIAL STATEMENTS                  16     Statements of assets and
                                               liabilities, operations, and
                                               changes in net assets, as well
                                               as financial highlights.

NOTES                                   18     Notes to the financial
                                               statements.

REPORT OF INDEPENDENT ACCOUNTANTS       20     The auditors' opinion.

DISTRIBUTIONS                           21





This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Neither of the funds is a bank.

ANNUAL REPORT                                   2

MARKET ENVIRONMENT

Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.

U.S. STOCK MARKETS

The Standard & Poor's 500 Index -- a broad measure of U.S. stock market performance -- rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index -- a measure of small stock performance -- rose 16.49%. The Dow Jones Industrial Average -- an index of 30 blue-chip stocks -- posted a return of 28.70%, closing above 6500 for the first time in November.

The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.

Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks -- usually sensitive to changes in interest rates -- shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables -- such as food, beverage and tobacco companies -- health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.

Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks -- those that usually rise and fall with the economy -- posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy.

FOREIGN STOCK MARKETS

Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index -- which measures stock performance in Europe, Australia and the Far East -- returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer -- benefiting from the rising value of the property sector, solid economic growth and stable interest rates -- other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors.

U.S. BOND MARKETS

Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index -- a broad measure of the performance of the U.S. taxable bond market -- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.

FOREIGN BOND MARKETS

While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index -- a measure of government bond market performance in developed nations -- returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan -- two of the larger components of the Salomon Brothers World Government Bond Index -- experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms -- especially in Latin America. The J.P. Morgan Emerging Markets Bond Index -- of which Latin America is a large component -- posted a return of 34.16% during the period.

                                   3                             ANNUAL REPORT

EQUITY INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance: total percentage change in value or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).


--------------------------------------------
CUMULATIVE TOTAL RETURNS
--------------------------------------------
PERIOD ENDED DECEMBER 31, 1996


                               LIFE OF
                                FUND
Equity Income Portfolio        11.69%

S&P 500 (R)                    13.51%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period -- in this case, since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index -- a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total return would have been lower.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.




Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.


X UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

----------------------------------------------------
$10,000 OVER LIFE OF FUND
----------------------------------------------------


Equity Income Portfolio       Standard & Poor's 500

                                   [CHART]

Let's say hypothetically that $10,000 was invested in the Equity Income Portfolio on August 30, 1996, when the fund started. As the chart shows, by December 31, 1996, the investment would have grown to $11,169 -- an 11.69% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $11,351 over the same period -- a 13.51% increase.

INVESTMENT SUMMARY

----------------------------------------------------
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
----------------------------------------------------
                                      % OF FUND'S
                                      INVESTMENTS
Philip Morris Companies, Inc.             4.1
General Electric Co.                      3.9
British Petroleum PLC ADR                 3.6
Federal National Mortgage Association     2.8
General Motors Corp.                      2.2


----------------------------------------------------
TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
----------------------------------------------------
                                      % OF FUND'S
                                      INVESTMENTS
Finance                                   21.3
Energy                                    14.4
Industrial Machinery & Equipment           8.4
Utilities                                  8.1
Nondurables                                7.0

----------------------------------------------------
ASSET ALLOCATION AS OF DECEMBER 31, 1996*
----------------------------------------------------
                                      % OF FUND'S
                                      INVESTMENTS
Stocks                                    92.7%
Convertible
securities                                 2.8%
Short-term investments                     4.5%
* Foreign investments                      5.5%


                                   [CHART]


ANNUAL REPORT                          4

EQUITY INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

[PHOTO]

           An interview with
           Stephen Petersen, Portfolio
           Manager of Traveler's
           Equity Income Portfolio

Q. HOW DID THE FUND PERFORM, STEPHEN?

A. While performing well on an absolute basis, the fund underperformed the Standard & Poor's 500 Index, which returned 13.51% from the fund's inception on August 30, 1996 through December 31, 1996. Given that the fund has only been in existence for four months, I'd like to point out that it's difficult to draw any conclusions from such a short period of time, and that a fund's performance is best judged over the long term.

Q. WHY DID THE FUND'S RETURN LAG THE S&P 500 DURING THE PERIOD?

A. There are a couple of reasons, although primarily it's because of the equity-income style of investing this fund follows. Equity-income fund managers seek to own stocks of quality companies that also have attractive dividend yields equal to or greater than the market average. Having that sort of orientation attracts equity-income style managers to utility stocks, financial stocks and cyclical stocks such as automobiles and basic industries. As a group, the industries I just mentioned -- with the exception of financial stocks -- performed well on an absolute basis but underperformed the overall market during the past year. As in 1995, the strong performance of the overall stock market was primarily concentrated in technology stocks and larger market-capitalization stocks.

Q. AND THE FUND DIDN'T HAVE LARGE HOLDINGS IN MANY OF THE OUTPERFORMING STOCKS?

A. Exactly. The past 12 months have not really been a stock picker's market, but one in which the S&P 500 managed to outperform most actively managed mutual funds, including this one. Also, the fund had a fairly large weighting in mid-cap stocks that underperformed the market average.

Q. WHAT HOLDINGS DID PERFORM WELL?

A. The fund was helped by its weighting in financial stocks such as the Federal National Mortgage Association and Bank of New York.

Q. HOW WOULD YOU DESCRIBE YOUR INVESTMENT STYLE TO SHAREHOLDERS IN THIS FUND?

A. As a long-time equity income manager, my investment strategy has always been to look for better-than-average yielding large-cap stocks with attractive attributes that will lead to capital appreciation over time. I also try to buy stocks that are currently out-of-favor within this framework, and I put together the portfolio on a stock by stock basis focusing on individual turnaround or recovery stories rather than broad sector trends. Once the out-of-favor stocks appreciate, I sell them and buy other out-of-favor stocks. My investment style is a methodical, straight-forward process that emphasizes individual stock picking more than anything else.

Q. WHAT DO YOU LOOK FOR IN DIVIDEND-YIELDING STOCKS?

A. I usually buy stocks that have dividend yield equal to or above the average yield of the S&P 500 -- currently about 2%. If I own companies with lower yields, it's because the company has decided to distribute excess capital to shareholders in other ways, such as stock repurchase programs. This is consistent with my strategy of owning companies that are strong income producers with higher-than-average dividends, along with stocks of undervalued companies that I think have the potential to appreciate over time.

Q. DOES THE FUND OWN TURNAROUND STOCKS OR COMPANIES UNDERGOING POSITIVE CHANGE?

A. Yes. While my goal is to have the fund primarily invested in quality companies with consistent earnings growth, I would like to own some companies that haven't performed well in the market recently, and therefore may have lower valuations and better opportunity for capital appreciation. It's an approach I've used in the past with some other funds I've managed, and it's worked well.

Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. I don't sense that there's been any significant change in the mood of the market -- it still favors consistent earnings growth. Since the market has continued to reward stocks of large-cap companies with consistent earnings, it's been quite difficult for bottom-up stock pickers to outperform the general market. However, as everyone knows, the economic recovery has been underway since 1991 -- historically, quite a long period of time for a strong economy without an interruption or correction. Therefore, I'm trying to structure the fund so it can perform relatively well when and if the market changes course. While I think the outlook for this fund remains good, investors should be cautious after two years of more than 20% returns from the overall market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.



X  FUND FACTS
GOAL: seeks reasonable income by investing primarily in income-producing equity securities to provide current income and increase the value of the fund's shares

START DATE: August 30, 1996

SIZE: as of December 31, 1996, more than $3 million

MANAGER: Stephen Petersen, since inception, joined Fidelity in 1980

                                   5                            ANNUAL REPORT

EQUITY INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1996
Showing Percentage of Total Value Investment in Securities

------------------------------------------------------------------------------------
COMMON STOCKS -- 92.7%
------------------------------------------------------------------------------------
                                                             SHARES   VALUE (NOTE 1)
AEROSPACE & DEFENSE - 3.2%
AEROSPACE & DEFENSE - 2.8%
Boeing Co.  . . . . . . . . . . . . . . . . . . . . . . .          21      $   2,220
Harsco Corp.  . . . . . . . . . . . . . . . . . . . . . .         200         13,700
Lockheed Martin Corp. . . . . . . . . . . . . . . . . . .         400         36,600
Northrop Grumman Corp.  . . . . . . . . . . . . . . . . .         200         16,550
Rockwell International Corp.  . . . . . . . . . . . . . .         500         30,438
                                                                          ----------
                                                                              99,508
                                                                          ----------
DEFENSE ELECTRONICS - 0.4%
Raytheon Co.  . . . . . . . . . . . . . . . . . . . . . .         300         14,438
                                                                          ----------
SHIP BUILDING & REPAIR - 0.0%
Newport News Shipbuilding, Inc. (a) . . . . . . . . . . .          40            600
                                                                          ----------
TOTAL AEROSPACE & DEFENSE . . . . . . . . . . . . . . . .                    114,546
                                                                          ----------
BASIC INDUSTRIES - 5.4%
CHEMICALS & PLASTICS - 2.8%
du Pont (E.I.) de Nemours & Co. . . . . . . . . . . . . .         400         37,750
Great Lakes Chemical Corp.  . . . . . . . . . . . . . . .         300         14,025
Nalco Chemical Co.  . . . . . . . . . . . . . . . . . . .         400         14,450
Union Carbide Corp. . . . . . . . . . . . . . . . . . . .         500         20,438
Witco Corp. . . . . . . . . . . . . . . . . . . . . . . .         500         15,250
                                                                          ----------
                                                                             101,913
                                                                          ----------
METALS & MINING - 1.3%
Alumax, Inc. (a)  . . . . . . . . . . . . . . . . . . . .         411         13,717
Aluminum Co. of America . . . . . . . . . . . . . . . . .         500         31,875
                                                                          ----------
                                                                              45,592
                                                                          ----------
PAPER & FOREST PRODUCTS - 1.3%
Champion International Corp.  . . . . . . . . . . . . . .         300         12,975
International Paper Co. . . . . . . . . . . . . . . . . .         200          8,075
Weyerhaeuser Co.  . . . . . . . . . . . . . . . . . . . .         500         23,688
                                                                          ----------
                                                                              44,738
                                                                          ----------
TOTAL BASIC INDUSTRIES  . . . . . . . . . . . . . . . . .                    192,243
                                                                          ----------
CONGLOMERATES - 3.7%
AlliedSignal, Inc.  . . . . . . . . . . . . . . . . . . .         500         33,500
American Standard Companies, Inc. (a) . . . . . . . . . .         400         15,300
Textron, Inc. . . . . . . . . . . . . . . . . . . . . . .         200         18,850
Tyco International Ltd. . . . . . . . . . . . . . . . . .         500         26,438
United Technologies Corp. . . . . . . . . . . . . . . . .         600         39,600
                                                                          ----------
                                                                             133,688
                                                                          ----------
CONSTRUCTION & REAL ESTATE - 0.6%
BUILDING MATERIALS - 0.3%
Masco Corp. . . . . . . . . . . . . . . . . . . . . . . .         300         10,800
                                                                           ---------
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Equity Residential Properties Trust (SBI) . . . . . . . .         300         12,375
                                                                           ---------
TOTAL CONSTRUCTION & REAL ESTATE  . . . . . . . . . . . .                     23,175
                                                                           ---------
DURABLES - 6.9%
AUTOS, TIRES, & ACCESSORIES - 5.9%
Chrysler Corp.  . . . . . . . . . . . . . . . . . . . . .       1,800         59,400
Eaton Corp. . . . . . . . . . . . . . . . . . . . . . . .         300         20,925
General Motors Corp.  . . . . . . . . . . . . . . . . . .       1,400         78,050
Goodyear Tire & Rubber Co.  . . . . . . . . . . . . . . .         200         10,275
Johnson Controls, Inc.  . . . . . . . . . . . . . . . . .         200         16,575
Snap-on Tools Corp. . . . . . . . . . . . . . . . . . . .         450         16,031
TRW, Inc. . . . . . . . . . . . . . . . . . . . . . . . .         200          9,900
                                                                          ----------
                                                                             211,156
                                                                          ----------
CONSUMER ELECTRONICS - 0.7%
Maytag Co.  . . . . . . . . . . . . . . . . . . . . . . .         500          9,875
Whirlpool Corp. . . . . . . . . . . . . . . . . . . . . .         300         13,988
                                                                          ----------
                                                                              23,863
                                                                          ----------
TEXTILES & APPAREL - 0.3%
Kellwood Co.  . . . . . . . . . . . . . . . . . . . . . .         500         10,000
                                                                          ----------
TOTAL DURABLES  . . . . . . . . . . . . . . . . . . . . .                    245,019
                                                                          ----------
ENERGY - 13.9%
ENERGY SERVICES - 2.5%
Dresser Industries, Inc.  . . . . . . . . . . . . . . . .         700         21,700
Halliburton Co. . . . . . . . . . . . . . . . . . . . . .         300         18,075
Schlumberger Ltd. . . . . . . . . . . . . . . . . . . . .         500         49,938
                                                                          ----------
                                                                              89,713
                                                                          ----------
OIL & GAS - 11.4%
Amerada Hess Corp.  . . . . . . . . . . . . . . . . . . .         200         11,575
Amoco Corp. . . . . . . . . . . . . . . . . . . . . . . .         300         24,150
Atlantic Richfield Co.  . . . . . . . . . . . . . . . . .         300         39,750
British Petroleum PLC ADR . . . . . . . . . . . . . . . .         900        127,238
Burlington Resources, Inc.  . . . . . . . . . . . . . . .         200         10,075
Exxon Corp. . . . . . . . . . . . . . . . . . . . . . . .         100          9,800
Kerr-McGee Corp.  . . . . . . . . . . . . . . . . . . . .         100          7,200
Mobil Corp. . . . . . . . . . . . . . . . . . . . . . . .         200         24,450
Occidental Petroleum Corp.  . . . . . . . . . . . . . . .         500         11,688
Phillips Petroleum Co.  . . . . . . . . . . . . . . . . .         300         13,275
Royal Dutch Petroleum Co. ADR . . . . . . . . . . . . . .         300         51,225
Total SA sponsored ADR  . . . . . . . . . . . . . . . . .         500         20,125
USX-Marathon Group  . . . . . . . . . . . . . . . . . . .       1,000         23,875
Unocal Corp.  . . . . . . . . . . . . . . . . . . . . . .         825         33,516
                                                                           ---------
                                                                             407,942
                                                                           ---------
TOTAL ENERGY  . . . . . . . . . . . . . . . . . . . . . .                    497,655
                                                                           ---------
FINANCE - 21.3%
BANKS - 8.4%
Bank of Boston Corp.  . . . . . . . . . . . . . . . . . .         300         19,275
Bank of New York Co., Inc.  . . . . . . . . . . . . . . .       1,800         60,750
BankAmerica Corp. . . . . . . . . . . . . . . . . . . . .         300         29,925
Chase Manhattan Corp. . . . . . . . . . . . . . . . . . .         300         26,775
Citicorp  . . . . . . . . . . . . . . . . . . . . . . . .         200         20,600
Comerica, Inc.  . . . . . . . . . . . . . . . . . . . . .         400         20,950
First Bank System, Inc. . . . . . . . . . . . . . . . . .         400         27,300
NationsBank Corp. . . . . . . . . . . . . . . . . . . . .         500         48,875
Norwest Corp. . . . . . . . . . . . . . . . . . . . . . .         400         17,400
Wells Fargo & Co. . . . . . . . . . . . . . . . . . . . .         100         26,975
                                                                          ----------
                                                                             298,825
                                                                          ----------
CREDIT & OTHER FINANCE - 2.2%
Beneficial Corp.  . . . . . . . . . . . . . . . . . . . .         200         12,675
First Chicago NBD Corp. . . . . . . . . . . . . . . . . .         900         48,375
Household International, Inc. . . . . . . . . . . . . . .         200         18,450
                                                                          ----------
                                                                              79,500
                                                                          ----------
FEDERAL SPONSORED CREDIT - 2.8%
Federal National Mortgage Association . . . . . . . . . .       2,700        100,575
                                                                           ---------
INSURANCE - 6.9%
Aetna, Inc. . . . . . . . . . . . . . . . . . . . . . . .         400         32,000
Allstate Corp.  . . . . . . . . . . . . . . . . . . . . .       1,200         69,450
American Bankers Insurance Group, Inc.  . . . . . . . . .         400         20,450
American Financial Group, Inc.  . . . . . . . . . . . . .         600         22,650
CIGNA Corp. . . . . . . . . . . . . . . . . . . . . . . .         100         13,663
General Re Corp.  . . . . . . . . . . . . . . . . . . . .         100         15,775

See accompanying notes which are in integral part of the Financial statements.

ANNUAL REPORT                             6

------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
------------------------------------------------------------------------------------
                                                             SHARES   VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
ITT Hartford Group, Inc.  . . . . . . . . . . . . . . . .         600     $   40,500
Provident Companies, Inc. . . . . . . . . . . . . . . . .         200          9,675
Reliastar Financial Corp. . . . . . . . . . . . . . . . .         400         23,100
                                                                          ----------
                                                                             247,263
                                                                          ----------
SAVINGS & LOANS - 0.7%
Washington Mutual, Inc. . . . . . . . . . . . . . . . . .         600         25,988
                                                                           ---------
SECURITIES INDUSTRY - 0.3%
Lehman Brothers Holdings, Inc.  . . . . . . . . . . . . .         300          9,413
                                                                          ----------
TOTAL FINANCE . . . . . . . . . . . . . . . . . . . . . .                    761,564
                                                                          ----------
HEALTH - 3.9%
DRUGS & PHARMACEUTICALS - 2.9%
American Home Products Corp.  . . . . . . . . . . . . . .         200         11,725
Bristol-Myers Squibb Co.  . . . . . . . . . . . . . . . .         300         32,625
Pharmacia & Upjohn, Inc.  . . . . . . . . . . . . . . . .         600         23,775
Pfizer, Inc.  . . . . . . . . . . . . . . . . . . . . . .         200         16,575
Schering-Plough Corp. . . . . . . . . . . . . . . . . . .         300         19,425
                                                                          ----------
                                                                             104,125
                                                                          ----------
MEDICAL EQUIPMENT & SUPPLIES - 1.0%
Allegiance Corp.  . . . . . . . . . . . . . . . . . . . .          60          1,658
Baxter International, Inc.  . . . . . . . . . . . . . . .         300         12,300
Johnson & Johnson . . . . . . . . . . . . . . . . . . . .         400         19,900
                                                                           ---------
                                                                              33,858
                                                                          ----------
TOTAL HEALTH  . . . . . . . . . . . . . . . . . . . . . .                    137,983
                                                                          ----------
HOLDING COMPANIES - 0.8%
CINergy Corp. . . . . . . . . . . . . . . . . . . . . . .         400         13,350
U.S. Industries, Inc. (a) . . . . . . . . . . . . . . . .         400         13,750
                                                                          ----------
                                                                              27,100
                                                                          ----------
INDUSTRIAL MACHINERY & EQUIPMENT - 8.0%
ELECTRICAL EQUIPMENT - 4.3%
General Electric Co.  . . . . . . . . . . . . . . . . . .       1,400        138,425
Westinghouse Electric Corp. . . . . . . . . . . . . . . .         700         13,913
                                                                          ----------
                                                                             152,338
                                                                          ----------
INDUSTRIAL MACHINERY & EQUIPMENT - 2.1%
Caterpillar, Inc. . . . . . . . . . . . . . . . . . . . .         200         15,050
Cooper Industries, Inc. . . . . . . . . . . . . . . . . .         400         16,850
Ingersoll-Rand Co.  . . . . . . . . . . . . . . . . . . .         300         13,350
Keystone International, Inc.  . . . . . . . . . . . . . .         500         10,063
Parker-Hannifin Corp. . . . . . . . . . . . . . . . . . .         300         11,625
Tenneco, Inc. . . . . . . . . . . . . . . . . . . . . . .         200          9,025
                                                                          ----------
                                                                              75,963
                                                                          ----------
POLLUTION CONTROL - 1.6%
Browning-Ferris Industries, Inc.  . . . . . . . . . . . .         900         23,625
WMX Technologies, Inc.  . . . . . . . . . . . . . . . . .       1,000         32,625
                                                                          ----------
                                                                              56,250
                                                                          ----------
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  . . . . . . . . .                    284,551
                                                                          ----------
MEDIA & LEISURE - 1.5%
ENTERTAINMENT - 0.4%
Viacom, Inc. Class B (non-vtg.) (a) . . . . . . . . . . .         400         13,950
                                                                           ---------
LEISURE DURABLES & TOYS - 0.3%
Hasbro, Inc.  . . . . . . . . . . . . . . . . . . . . . .         300         11,663
                                                                           ---------
LODGING & GAMING - 0.5%
ITT Corp. (a) . . . . . . . . . . . . . . . . . . . . . .         400         17,350
                                                                           ---------
PUBLISHING - 0.3%
ACNielsen Corp. (a) . . . . . . . . . . . . . . . . . . .          66            998
Cognizant Corp. (a) . . . . . . . . . . . . . . . . . . .         200          6,600
Dun & Bradstreet Corp.  . . . . . . . . . . . . . . . . .         200          4,750
                                                                           ---------
                                                                              12,348
                                                                          ----------
TOTAL MEDIA & LEISURE . . . . . . . . . . . . . . . . . .                     55,311
                                                                          ----------
NONDURABLES - 6.3%
FOODS - 0.9%
General Mills, Inc. . . . . . . . . . . . . . . . . . . .         300         19,013
Ralston Purina Group  . . . . . . . . . . . . . . . . . .         200         14,675
                                                                          ----------
                                                                              33,688
                                                                          ----------
HOUSEHOLD PRODUCTS - 0.4%
Rubbermaid, Inc.  . . . . . . . . . . . . . . . . . . . .         600         13,650
                                                                           ---------
TOBACCO - 5.0%
Philip Morris Companies, Inc. . . . . . . . . . . . . . .       1,300        146,413
RJR Nabisco Holdings Corp.  . . . . . . . . . . . . . . .         900         30,600
                                                                           ---------
                                                                             177,013
                                                                          ----------
TOTAL NONDURABLES . . . . . . . . . . . . . . . . . . . .                    224,351
                                                                          ----------
RETAIL & WHOLESALE - 4.8%
APPAREL STORES - 0.4%
Limited, Inc. (The) . . . . . . . . . . . . . . . . . . .         700         12,863
                                                                           ---------
DRUG STORES - 0.3%
CVS Corp. . . . . . . . . . . . . . . . . . . . . . . . .         300         12,413
                                                                           ---------
GENERAL MERCHANDISE STORES - 3.2%
Dayton Hudson Corp. . . . . . . . . . . . . . . . . . . .         300         11,775
Federated Department Stores, Inc. (a) . . . . . . . . . .         600         20,475
May Department Stores Co. (The) . . . . . . . . . . . . .         300         14,025
Sears, Roebuck & Co.  . . . . . . . . . . . . . . . . . .         500         23,063
Wal-Mart Stores, Inc. . . . . . . . . . . . . . . . . . .       2,000         45,750
                                                                          ----------
                                                                             115,088
                                                                          ----------
RETAIL & WHOLESALE, MISCELLANEOUS - 0.9%
Tandy Corp. . . . . . . . . . . . . . . . . . . . . . . .         300         13,200
Toys "R" Us, Inc. (a) . . . . . . . . . . . . . . . . . .         600         18,000
                                                                          ----------
                                                                              31,200
                                                                          ----------
TOTAL RETAIL & WHOLESALE. . . . . . . . . . . . . . . . .                    171,564
                                                                           ---------
SERVICES - 1.0%
LEASING & RENTAL - 0.4%
GATX Corp.  . . . . . . . . . . . . . . . . . . . . . . .         300         14,550
                                                                           ---------
PRINTING - 0.6%
Deluxe Corp.  . . . . . . . . . . . . . . . . . . . . . .         400         13,100
Donnelley (R.R.) & Sons Co. . . . . . . . . . . . . . . .         300          9,413
                                                                           ---------
                                                                              22,513
                                                                          ----------
TOTAL SERVICES  . . . . . . . . . . . . . . . . . . . . .                     37,063
                                                                          ----------
TECHNOLOGY - 2.6%
COMMUNICATIONS EQUIPMENT - 0.1%
Lucent Technologies, Inc. . . . . . . . . . . . . . . . .          97          4,486
                                                                           ---------
COMPUTERS & OFFICE EQUIPMENT - 1.4%
Digital Equipment Corp. (a) . . . . . . . . . . . . . . .         300         10,913
International Business Machines Corp. . . . . . . . . . .         200         30,200
Xerox Corp. . . . . . . . . . . . . . . . . . . . . . . .         200         10,525
                                                                          ----------
                                                                              51,638
                                                                          ----------
ELECTRONICS - 0.6%
AMP, Inc. . . . . . . . . . . . . . . . . . . . . . . . .         300         11,513
Thomas & Betts Corp.. . . . . . . . . . . . . . . . . . .         200          8,875
                                                                          ----------
                                                                              20,388
                                                                          ----------

See accompanying notes which are an integral part of the financial statements.

                                   7                               ANNUAL REPORT

EQUITY INCOME PORTFOLIO
INVESTMENTS - CONTINUED


------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
------------------------------------------------------------------------------------
                                                             SHARES   VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
PHOTOGRAPHIC EQUIPMENT - 0.5%
Eastman Kodak Co. . . . . . . . . . . . . . . . . . . . .         200       $ 16,050
                                                                           ---------
TOTAL TECHNOLOGY  . . . . . . . . . . . . . . . . . . . .                     92,562
                                                                           ---------
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.3%
Viad Corp.  . . . . . . . . . . . . . . . . . . . . . . .         700         11,550
                                                                           ---------
RAILROADS - 0.7%
Burlington Northern Santa Fe Corp.  . . . . . . . . . . .         200         17,275
CSX Corp. . . . . . . . . . . . . . . . . . . . . . . . .         200          8,450
                                                                          ----------
                                                                              25,725
                                                                          ----------
TOTAL TRANSPORTATION  . . . . . . . . . . . . . . . . . .                     37,275
                                                                           ---------
UTILITIES - 7.8%
ELECTRIC UTILITY - 1.4%
American Electric Power Co., Inc. . . . . . . . . . . . .         300         12,338
Entergy Corp. . . . . . . . . . . . . . . . . . . . . . .         500         13,875
Illinova Corp.  . . . . . . . . . . . . . . . . . . . . .         400         11,000
Pinnacle West Capital Corp. . . . . . . . . . . . . . . .         400         12,700
                                                                          ----------
                                                                              49,913
                                                                          ----------
GAS - 1.6%
El Paso Natural Gas Co. . . . . . . . . . . . . . . . . .          18            909
MCN Corp. . . . . . . . . . . . . . . . . . . . . . . . .         300          8,663
Pacific Enterprises . . . . . . . . . . . . . . . . . . .         600         18,225
PanEnergy Corp. . . . . . . . . . . . . . . . . . . . . .         300         13,500
Questar Corp. . . . . . . . . . . . . . . . . . . . . . .         400         14,700
                                                                          ----------
                                                                              55,997
                                                                          ----------
TELEPHONE SERVICES - 4.8%
AT&T Corp.  . . . . . . . . . . . . . . . . . . . . . . .         300         13,050
Ameritech Corp. . . . . . . . . . . . . . . . . . . . . .         600         36,375
Bell Atlantic Corp. . . . . . . . . . . . . . . . . . . .         400         25,900
BellSouth Corp. . . . . . . . . . . . . . . . . . . . . .         700         28,263
Frontier Corp.  . . . . . . . . . . . . . . . . . . . . .         400          9,050
NYNEX Corp. . . . . . . . . . . . . . . . . . . . . . . .         700         33,688
SBC Communications, Inc.  . . . . . . . . . . . . . . . .         500         25,875
                                                                           ---------
                                                                             172,201
                                                                          ----------
TOTAL UTILITIES . . . . . . . . . . . . . . . . . . . . .                    278,111
                                                                          ----------
TOTAL COMMON STOCKS
   (Cost $3,007,577). . . . . . . . . . . . . . . . . . .                  3,313,761
                                                                           ---------
------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 2.5%
------------------------------------------------------------------------------------
ENERGY - 0.5%
OIL & GAS - 0.5%
Occidental Petroleum Corp.
  Indexed $3.00 . . . . . . . . . . . . . . . . . . . . .         300         17,700
                                                                           ---------
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
ELECTRICAL EQUIPMENT - 0.4%
Westinghouse Electric Corp.
   $1.30 (b)  . . . . . . . . . . . . . . . . . . . . . .         800         14,300
                                                                           ---------
MEDIA & LEISURE - 0.3%
ENTERTAINMENT - 0.3%
Time Warner Financing Trust
   $1.24  . . . . . . . . . . . . . . . . . . . . . . . .         300         11,625
                                                                           ---------
NONDURABLES - 0.7%
TOBACCO - 0.7%
RJR Nabisco Holdings Corp.
   depositary shares  . . . . . . . . . . . . . . . . . .       3,700         24,975
                                                                           ---------
RETAIL & WHOLESALE - 0.3%
GENERAL MERCHANDISE STORES - 0.3%
K mart Financing I $3.875 . . . . . . . . . . . . . . . .         200     $    9,750
                                                                           ---------
UTILITIES - 0.3%
CELLULAR - 0.3%
AirTouch Communications, Inc.
   Class B $1.74  . . . . . . . . . . . . . . . . . . . .         400         10,900
                                                                           ---------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Cost $83,497) . . . . . . . . . . . . . . . . . . . .                     89,250
                                                                           ---------

------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.3%
------------------------------------------------------------------------------------
                                          MOODY'S RATINGS   PRINCIPAL
                                              (UNAUDITED)      AMOUNT
RETAIL & WHOLESALE - 0.3%
GENERAL MERCHANDISE STORES - 0.3%
Federated Department
   Stores, Inc. 5%, 10/1/03
   (Cost $11,500)  . . . . . . . . . . . . . . . . . .Ba3   $ 10,000         11,613
                                                                           ---------

------------------------------------------------------------------------------------
CASH EQUIVALENTS -- 4.5%
------------------------------------------------------------------------------------
                                                             MATURITY
                                                               AMOUNT
Investments in repurchase agreements
   (U.S. Treasury obligations) in a joint
   trading account at 6.75%, dated
   12/31/96 due 1/2/97  . . . . . . . . . . . . . . . . .    $160,060        160,000
                                                                         -----------
TOTAL INVESTMENT IN SECURITIES - 100%
   (Cost $3,262,574)  . . . . . . . . . . . . . . . . . .                $ 3,574,624
                                                                         ===========

LEGEND

(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,300 or 0.4% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,229,602 and $140,258, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms amounted to $29 for the period (see Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION

At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $3,262,574. Net unrealized appreciation aggregated $312,050, of which $351,079 related to appreciated investment securities and $39,029 related to depreciated investment securities.


See accompanying notes which are an integral part of the financial statements.

ANNUAL REPORT                          8

EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------
                                                                               DECEMBER 31, 1996
ASSETS
Investment in securities, at value
         (including repurchase agreements
         of $160,000) (cost $3,262,574)--
         See accompanying schedule  . . . . . . . . . . . . . . . .                 $  3,574,624
Cash      . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        1,439
Dividends receivable  . . . . . . . . . . . . . . . . . . . . . . .                        8,248
Interest receivable . . . . . . . . . . . . . . . . . . . . . . . .                          124
Receivable for expense reductions . . . . . . . . . . . . . . . . .                       37,905
                                                                                    ------------
         TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .                    3,622,340

LIABILITIES
Other payables and
         accrued expenses . . . . . . . . . . . . . . . . . . . . .                       21,943
                                                                                    ------------
NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $  3,600,397
                                                                                    ============
Net Assets consist of:
Paid in capital . . . . . . . . . . . . . . . . . . . . . . . . . .                 $  3,275,445
Accumulated undistributed net realized
         gain (loss) on investments . . . . . . . . . . . . . . . .                       12,902
Net unrealized appreciation
         (depreciation) on investments  . . . . . . . . . . . . . .                      312,050
                                                                                    ------------
NET ASSETS, for 324,747 shares
         outstanding  . . . . . . . . . . . . . . . . . . . . . . .                 $  3,600,397
                                                                                    ============

NET ASSET VALUE, offering price
         and redemption price per share
         ($3,600,397 / 324,747 shares)  . . . . . . . . . . . . . .                       $11.09
                                                                                          ======

------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------
                                                                      AUGUST 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                              TO DECEMBER 31, 1996
INVESTMENT INCOME
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              $   27,559
Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   8,215
                                                                                                       ----------
         TOTAL INCOME . . . . . . . . . . . . . . . . . . . . . . . . . .                                  35,774

EXPENSES
Management fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $    8,203
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . .           387
Accounting fees and expenses  . . . . . . . . . . . . . . . . . . . . . .        20,052
Non-interested trustees' compensation . . . . . . . . . . . . . . . . . .         1,667
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . .         6,623
Audit     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,500
                                                                             ----------
         Total expenses before reductions . . . . . . . . . . . . . . . .        50,432
         Expense reductions . . . . . . . . . . . . . . . . . . . . . . .       (40,114)                   10,318
                                                                             ----------                ----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . .                                  25,456
                                                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
         investment securities  . . . . . . . . . . . . . . . . . . . . .                                  13,230
Change in net unrealized
         appreciation (depreciation)
         on investment securities . . . . . . . . . . . . . . . . . . . .                                 312,050
                                                                                                       ----------
NET GAIN (LOSS) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 325,280
                                                                                                       ----------
NET INCREASE (DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . . .                              $  350,736
                                                                                                       ==========

See accompanying notes which are an integral part of the financial statements.


                                       9                           ANNUAL REPORT

EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS - CONTINUED

---------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                                                               AUGUST 30, 1996
                                                                                                (COMMENCEMENT
                                                                                              OF OPERATIONS) TO
                                                                                                 DECEMBER 31,
                                                                                                     1996
INCREASE (DECREASE) IN NET ASSETS
Operations
         Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    25,456
         Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           13,230
         Change in net unrealized appreciation (depreciation) . . . . . . . . . . . . . . . .          312,050
                                                                                                   -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . .          350,736
                                                                                                   -----------
Distributions to shareholders from net investment income  . . . . . . . . . . . . . . . . . .          (25,784)
                                                                                                   -----------
Share transactions
         Net proceeds from sales of shares  . . . . . . . . . . . . . . . . . . . . . . . . .        3,249,728
         Reinvestment of distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .           25,784
         Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (67)
                                                                                                   -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS  . . . . . .        3,275,445
                                                                                                   -----------
              TOTAL INCREASE (DECREASE) IN NET ASSETS . . . . . . . . . . . . . . . . . . . .        3,600,397

NET ASSETS
         Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                -
                                                                                                   -----------
         End of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 3,600,397
                                                                                                   ===========

OTHER INFORMATION
Shares
         Sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          322,467
         Issued in reinvestment of distributions  . . . . . . . . . . . . . . . . . . . . . .            2,286
         Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (6)
                                                                                                   -----------
         Net increase (decrease)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          324,747
                                                                                                   ===========

See accompanying notes which are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------
                                                                                        AUGUST 30, 1996
                                                                                          (COMMENCEMENT
                                                                                        OF OPERATIONS) TO
                                                                                           DECEMBER 31,
                                                                                               1996
---------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA

Net asset value, beginning of period  . . . . . . . . . . . . . . . . .                        $   10.00
                                                                                               ---------
Income from investment Operations
         Net investment income  . . . . . . . . . . . . . . . . . . . .                              .08
         Net realized and unrealized gain (loss)  . . . . . . . . . . .                             1.09
                                                                                               ---------
         Total from investment operations . . . . . . . . . . . . . . .                             1.17
                                                                                               ---------
Less Distributions
         From net investment income . . . . . . . . . . . . . . . . . .                             (.08)
                                                                                               ---------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .                        $   11.09
                                                                                               =========
TOTAL RETURN (B,C)  . . . . . . . . . . . . . . . . . . . . . . . . . .                            11.69%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) . . . . . . . . . . . . . . . .                        $   3,600
Ratio of expenses to average net assets . . . . . . . . . . . . . . . .                              .95%(A)
Ratio of net investment income to average net assets  . . . . . . . . .                             2.34%(A)
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .                               14%(A)
Average commission rate(D)  . . . . . . . . . . . . . . . . . . . . . .                        $   .0168

(A)  Annualized
(B)  Total returns for periods of less than one year are not annualized.
(C) The total return would have been lower had certain expenses not been reduced during the period shown (see Note 5 of Notes to Financial Statements).
(D) A fund is required to disclose its average commission rate per share for security trades notes on which commissions are changed. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.




ANNUAL REPORT                         10

LARGE CAP PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance: total percentage change in value or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).


CUMULATIVE TOTAL RETURNS

-------------------------------------------------
PERIOD ENDED DECEMBER 31, 1996
-------------------------------------------------
                                          LIFE OF
                                           FUND
Large Cap Portfolio                       13.30%
S&P 500 (R)                               13.51%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period -- in this case, since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index -- a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total return would have been lower.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.


X UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

-------------------------------------------------
$10,000 OVER LIFE OF FUND
-------------------------------------------------
Large Cap Portfolio   Standard & Poor's 500

                                   [CHART]

Let's say hypothetically that $10,000 was invested in the Large Cap Portfolio on August 30, 1996, when the fund started. As the chart shows, by December 31, 1996, the investment would have grown to $11,330 -- a 13.30% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $11,351 over the same period -- a 13.51% increase.

INVESTMENT SUMMARY


-------------------------------------------------
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
-------------------------------------------------
                                      % OF FUND'S
                                      INVESTMENTS
International Business Machines Corp.     2.7
Owens-Illinois, Inc.                      2.1
Merck & Co., Inc.                         1.9
Adaptec, Inc.                             1.8
General Electric Co.                      1.7



-------------------------------------------------
TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
-------------------------------------------------
                                      % OF FUND'S
                                      INVESTMENTS
Technology                                20.8
Health                                    12.2
Finance                                   12.0
Retail & Wholesale                         8.8
Nondurables                                7.2

-------------------------------------------------
ASSET ALLOCATION AS OF DECEMBER 31, 1996*
-------------------------------------------------
                                       % OF FUND'S
                                       INVESTMENTS
Stocks                                    94.3%
Short-term investments                     5.7%
* Foreign investments                      3.6%


                                   [CHART]


                                     11                            ANNUAL REPORT

LARGE CAP PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

[PHOTO]
                An interview with
                Thomas Sprague,
                Portfolio Manager of
                Large Cap Portfolio

Q. TOM, HOW HAS THE FUND PERFORMED?

A. Since its inception on August 30, 1996, the fund has performed roughly in line with the Standard & Poor's 500 Index, which posted a return of 13.51%. At the same time, I'd like to point out that it's difficult to make any conclusions about a fund's performance over such a short time period. A fund's performance should be judged over the long term.

Q. TOM, SINCE THIS IS THE FUND'S FIRST REPORT, LET'S TAKE A FEW MINUTES DISCUSSING YOUR INVESTMENT DISCIPLINE. HOW DO YOU GO ABOUT SELECTING STOCKS FOR THE FUND?

A. I base my investment decisions by focusing primarily on three characteristics: long-term earnings growth, short-term earnings momentum and attractive overall stock valuations -- stock prices relative to other measures such as earnings. Looking first at long-term earnings growth, I search out companies that can increase their earnings more than the 8% average posted by the fund's benchmark, the S&P 500 Index. In fact, I prefer to buy the stocks of companies that can post earnings growth of at least 10% a year over a three-year period. These are companies that have built some type of sustainable competitive advantage in manufacturing, distribution, marketing or research & development. The second step is to determine which of these companies will beat market expectations of their earnings over the short-term. Finally, I try to make sure a stock's price is attractive.

Q. HOW DO YOU DO THAT?

A. I analyze a stock's price per unit of earnings growth, using a measure called price-to-earnings to growth, or "p-e to growth." If, for example, the market is selling at a price-to-earnings ratio of about 16 times earnings, and earnings are growing at 8% a year, the market's "p-e to growth" measure would be 16 divided by 8, or 2. I'm looking for stocks with a "p-e to growth" of closer to one, which means I can get a unit of earnings growth priced at half the market -- in other words, a bargain. With this strategy, I can stay fully focused on the stocks that have true earnings growth and are selling at reasonable valuations because, over time, the market tends to reward stocks such as these.

Q. HOW WOULD YOU CHARACTERIZE THE INVESTMENT CLIMATE OVER THE PAST FOUR MONTHS?

A. It's been pretty benign. Interest rates generally have been down, although they spiked somewhat in December. At that time, Federal Reserve Board Chairman Alan Greenspan commented on the market's exuberance and caused some volatility in the stock market as well, although the market ended the year on an up note. Corporate earnings generally have come in stronger than expected. The combination of good earnings growth and a relatively positive interest rate environment allowed the market to post solid returns during the period.

Q. INVESTMENTS IN TECHNOLOGY REPRESENT THE FUND'S TOP MARKET SECTOR, 20.8% OF INVESTMENTS AT THE END OF THE PERIOD. WHAT'S THE ATTRACTION THERE?

A. Valuations -- or stock prices relative to other measures such as earnings -- were attractive, and business prospects for many companies showed improvement. Inventories were worked down and demand increased -- as seen in the semiconductor's book-to-bill ratio. As a result, I've overweighted the fund's technology stake versus the index during the period. Some of the technology stocks I favored were chip-maker Intel -- which reported a 41% year-over-year earnings gain in the third quarter -- semiconductor company Adaptec, IBM and networking firm Cisco Systems.

Q. WHAT ARE THE MAIN DIFFERENCES BETWEEN LARGE AND SMALL COMPANIES?

A. Large companies typically have been around longer and are more entrenched within their marketplaces. As a result, they're able to develop capabilities that make it harder for smaller companies to compete. A good large company has many weapons in its arsenal. Walt Disney, for example, rarely has a period with "down earnings." If the company is expecting a period of weakness, it can dip into its film archives and re-release a film like "Snow White." This action gives it an earnings boost that smaller companies can't match. The drawback to larger companies is that, because of their sheer size, they normally don't exhibit the rapid growth rate typically posted by smaller companies. Smaller companies also can react more quickly to market shifts.

Q. WHAT'S YOUR OUTLOOK AS WE ENTER 1997?

A. Earnings growth and interest rates have the most impact on stock market performance. Since I don't try to predict where rates are going, I'll stick to my basic philosophy of looking for companies that offer short-term earnings momentum, long-term earnings growth and good valuations. If rates stay where they are and earnings growth momentum can be sustained, the market should stay healthy. If something significant happens -- be it a rate hike or a recession -- it could be a different ball game.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.



X FUND FACTS

GOAL: Long-term growth of capital by investing primarily in equity securities of companies with large market capitalization

START DATE: August 30, 1996

SIZE: as of December 31, 1996, more than $3 million

MANAGER: Thomas Sprague, since inception; joined Fidelity in 1989


ANNUAL REPORT                          12

LARGE CAP PORTFOLIO
INVESTMENTS DECEMBER 31, 1996
Showing Percentage of Total Value of Investment in Securities

-------------------------------------------------------------------------------
COMMON STOCKS -- 94.3%
-------------------------------------------------------------------------------
                                                         SHARES  VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.9%
Boeing Co.  . . . . . . . . . . . . . . . . . .             100     $    10,620
Lockheed Martin Corp. . . . . . . . . . . . . .             200          18,300
                                                                 --------------
                                                                         28,920
                                                                 --------------
BASIC INDUSTRIES - 4.6%
CHEMICALS & PLASTICS - 1.5%
du Pont (E.I.) de Nemours & Co. . . . . . . . .             200          18,875
Monsanto Co.  . . . . . . . . . . . . . . . . .             400          15,550
Praxair, Inc. . . . . . . . . . . . . . . . . .             400          18,450
                                                                 --------------
                                                                         52,875
                                                                 --------------
METALS & MINING - 0.3%
Alumax, Inc.  . . . . . . . . . . . . . . . . .             300          10,013
                                                                 --------------
PACKAGING & CONTAINERS - 2.5%
Owens-Illinois, Inc. (a)  . . . . . . . . . . .           3,200          72,800
Tupperware Corp.  . . . . . . . . . . . . . . .             200          10,725
                                                                 --------------
                                                                         83,525
                                                                 --------------
PAPER & FOREST PRODUCTS - 0.3%
Kimberly-Clark Corp.  . . . . . . . . . . . . .             100           9,525
                                                                 --------------
TOTAL BASIC INDUSTRIES  . . . . . . . . . . . .                         155,938
                                                                 --------------
CONGLOMERATES - 2.0%
AlliedSignal, Inc.  . . . . . . . . . . . . . .             400          26,800
Tyco International Ltd. . . . . . . . . . . . .             800          42,300
                                                                 --------------
                                                                         69,100
                                                                 --------------
CONSTRUCTION & REAL ESTATE - 0.5%
BUILDING MATERIALS - 0.5%
Sherwin-Williams Co.  . . . . . . . . . . . . .             300          16,800
                                                                 --------------
DURABLES - 2.8%
AUTOS, TIRES, & ACCESSORIES - 0.6%
Snap-on Tools Corp. . . . . . . . . . . . . . .             600          21,375
                                                                 --------------
CONSUMER ELECTRONICS - 0.6%
Black & Decker Corp.  . . . . . . . . . . . . .             400          12,050
Newell Co.  . . . . . . . . . . . . . . . . . .             300           9,450
                                                                 --------------
                                                                         21,500
                                                                 --------------
HOME FURNISHINGS - 0.7%
Leggett & Platt, Inc. . . . . . . . . . . . . .             700          24,238
                                                                 --------------
TEXTILES & APPAREL - 0.9%
Jones Apparel Group, Inc. (a) . . . . . . . . .             200           7,475
Nine West Group, Inc. (a) . . . . . . . . . . .             200           9,275
Warnaco Group, Inc. Class A . . . . . . . . . .             400          11,850
                                                                 --------------
                                                                         28,600
                                                                 --------------
TOTAL DURABLES  . . . . . . . . . . . . . . . .                          95,713
                                                                 --------------
ENERGY - 7.0%
ENERGY SERVICES - 3.0%
BJ Services Co. (a) . . . . . . . . . . . . . .             400          20,400
Dresser Industries, Inc.  . . . . . . . . . . .             600          18,600
Halliburton Co. . . . . . . . . . . . . . . . .             600          36,150
Schlumberger Ltd. . . . . . . . . . . . . . . .             200          19,975
Weatherford Enterra, Inc. . . . . . . . . . . .             200           6,000
                                                                 --------------
                                                                        101,125
                                                                 --------------
OIL & GAS - 4.0%
Anadarko Petroleum Corp.  . . . . . . . . . . .             200          12,950
British Petroleum PLC ADR . . . . . . . . . . .             300          42,413
Oryx Energy Co. . . . . . . . . . . . . . . . .             300           7,425
Phillips Petroleum Co.  . . . . . . . . . . . .             300          13,275
Royal Dutch Petroleum Co. ADR . . . . . . . . .             200          34,150
Texaco, Inc.  . . . . . . . . . . . . . . . . .             100           9,813
Unocal Corp.  . . . . . . . . . . . . . . . . .             400          16,250
                                                                 --------------
                                                                        136,276
                                                                 --------------
TOTAL ENERGY  . . . . . . . . . . . . . . . . .                         237,401
                                                                 --------------
FINANCE - 12.0%
BANKS - 4.8%
Bank of New York Co., Inc.  . . . . . . . . . .           1,600          54,000
BankAmerica Corp. . . . . . . . . . . . . . . .             300          29,925
Citicorp  . . . . . . . . . . . . . . . . . . .             300          30,900
NationsBank Corp. . . . . . . . . . . . . . . .             500          48,875
                                                                 --------------
                                                                        163,700
                                                                 --------------
CREDIT & OTHER FINANCE - 0.3%
Household International, Inc. . . . . . . . . .             100           9,225
                                                                 --------------
FEDERAL SPONSORED CREDIT - 2.1%
Federal Home Loan
Mortgage Corporation  . . . . . . . . . . . . .             300          33,038
Federal National Mortgage Association . . . . .           1,000          37,250
                                                                 --------------
                                                                         70,288
                                                                 --------------
INSURANCE - 4.8%
Aetna, Inc. . . . . . . . . . . . . . . . . . .             500          40,000
Allstate Corp.  . . . . . . . . . . . . . . . .             900          52,088
AMBAC, Inc. . . . . . . . . . . . . . . . . . .             300          19,913
American International Group, Inc.  . . . . . .             100          10,825
MBIA, Inc.  . . . . . . . . . . . . . . . . . .             200          20,250
UNUM Corp.  . . . . . . . . . . . . . . . . . .             300          21,675
                                                                 --------------
                                                                        164,751
                                                                 --------------
TOTAL FINANCE . . . . . . . . . . . . . . . . .                         407,964
                                                                 --------------
HEALTH - 12.2%
DRUGS & PHARMACEUTICALS - 5.3%
American Home Products Corp.  . . . . . . . . .             700          41,038
Bristol-Myers Squibb Co.  . . . . . . . . . . .             300          32,625
Merck & Co., Inc. . . . . . . . . . . . . . . .             800          63,400
Pfizer, Inc.  . . . . . . . . . . . . . . . . .             100           8,288
Schering-Plough Corp. . . . . . . . . . . . . .             200          12,950
SmithKline Beecham PLC ADR  . . . . . . . . . .             300          20,400
                                                                 --------------
                                                                        178,701
                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES - 3.4%
Baxter International, Inc.  . . . . . . . . . .             400          16,400
Becton, Dickinson & Co. . . . . . . . . . . . .             800          34,700
Bergen Brunswig Corp. Class A . . . . . . . . .             700          19,950
Cardinal Health, Inc. . . . . . . . . . . . . .             150           8,738
Johnson & Johnson . . . . . . . . . . . . . . .             400          19,900
St. Jude Medical, Inc. (a)  . . . . . . . . . .             400          17,050
                                                                 --------------
                                                                        116,738
                                                                 --------------
MEDICAL FACILITIES MANAGEMENT - 3.5%
Columbia/HCA Healthcare Corp. . . . . . . . . .           1,200          48,900
HEALTHSOUTH Rehabilitation Corp.  . . . . . . .             300          11,588
Health Management Associates, Inc.
Class A (a) . . . . . . . . . . . . . . . . . .             600          13,500
Health Care & Retirement Corp. (a)  . . . . . .             500          14,313
Tenet Healthcare Corp. (a)  . . . . . . . . . .             700          15,313
Vencor, Inc. (a)  . . . . . . . . . . . . . . .             500          15,813
                                                                 --------------
                                                                        119,427
                                                                 --------------
TOTAL HEALTH  . . . . . . . . . . . . . . . . .                         414,866
                                                                 --------------



See accompanying notes which are an integral part of the financial statements.

                                  13                              ANNUAL REPORT

LARGE CAP PORTFOLIO
INVESTMENTS -- CONTINUED


-------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
-------------------------------------------------------------------------------
                                                         SHARES  VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 4.1%
ELECTRICAL EQUIPMENT - 2.1%
General Electric Co.  . . . . . . . . . . . . .             600    $     59,325
Westinghouse Electric Corp. . . . . . . . . . .             600          11,925
                                                                 --------------
                                                                         71,250
                                                                 --------------
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
Caterpillar, Inc. . . . . . . . . . . . . . . .             400          30,100
Ingersoll-Rand Co.  . . . . . . . . . . . . . .             400          17,800
Stanley Works (The) . . . . . . . . . . . . . .             700          18,900
                                                                 --------------
                                                                         66,800
                                                                 --------------

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  . . . .                         138,050
                                                                 --------------
MEDIA & LEISURE - 4.3%
ENTERTAINMENT - 0.4%
Carnival Cruise Lines, Inc. Class A . . . . . .             400          13,200
                                                                 --------------
LEISURE DURABLES & TOYS - 0.2%
Hasbro, Inc.  . . . . . . . . . . . . . . . . .             200           7,775
                                                                 --------------
LODGING & GAMING - 2.4%
HFS, Inc. (a) . . . . . . . . . . . . . . . . .             600          35,850
Hilton Hotels Corp. . . . . . . . . . . . . . .             300           7,838
La Quinta Motor Inns, Inc.  . . . . . . . . . .             500           9,563
Marriott International, Inc.  . . . . . . . . .             500          27,625
                                                                 --------------
                                                                         80,876
                                                                 --------------
PUBLISHING - 0.6%
Knight-Ridder, Inc. . . . . . . . . . . . . . .             300          11,475
Times Mirror Co. Class A  . . . . . . . . . . .             200           9,950
                                                                 --------------
                                                                         21,425
                                                                 --------------
RESTAURANTS - 0.7%
Brinker International, Inc. (a) . . . . . . . .           1,000          16,000
Rainforest Cafe, Inc. . . . . . . . . . . . . .             300           7,050
                                                                 --------------
                                                                         23,050
                                                                 --------------

TOTAL MEDIA & LEISURE . . . . . . . . . . . . .                         146,326
                                                                 --------------
NONDURABLES - 7.2%
AGRICULTURE - 0.4%
Pioneer Hi-Bred International, Inc. . . . . . .             200          14,000
                                                                 --------------
BEVERAGES - 0.8%
Coca-Cola Co. (The) . . . . . . . . . . . . . .             200          10,525
PepsiCo, Inc. . . . . . . . . . . . . . . . . .             600          17,550
                                                                 --------------
                                                                         28,075
                                                                 --------------
FOODS - 1.1%
ConAgra, Inc. . . . . . . . . . . . . . . . . .             100           4,975
General Mills, Inc. . . . . . . . . . . . . . .             200          12,675
Ralston Purina Group  . . . . . . . . . . . . .             100           7,338
Sysco Corp. . . . . . . . . . . . . . . . . . .             400          13,050
                                                                 --------------
                                                                         38,038
                                                                 --------------
HOUSEHOLD PRODUCTS - 2.0%
Clorox Co.  . . . . . . . . . . . . . . . . . .             100          10,038
First Brands Corp.  . . . . . . . . . . . . . .             300           8,513
Gillette Co.  . . . . . . . . . . . . . . . . .             200          15,550
Procter & Gamble Co.  . . . . . . . . . . . . .             300          32,250
                                                                 --------------
                                                                         66,351
                                                                 --------------
TOBACCO - 2.9%
Philip Morris Companies, Inc. . . . . . . . . .             500          56,313
RJR Nabisco Holdings Corp.  . . . . . . . . . .           1,200          40,800
                                                                 --------------
                                                                         97,113
                                                                 --------------

TOTAL NONDURABLES . . . . . . . . . . . . . . .                         243,577
                                                                 --------------
PRECIOUS METALS - 0.3%
Newmont Mining Corp.  . . . . . . . . . . . . .             200           8,950
                                                                 --------------
RETAIL & WHOLESALE - 8.8%
APPAREL STORES - 0.6%
Gymboree Corp. (a)  . . . . . . . . . . . . . .             900          20,588
                                                                 --------------
DRUG STORES - 1.3%
General Nutrition Companies, Inc. (a) . . . . .             900          15,188
Rite Aid Corp.  . . . . . . . . . . . . . . . .             700          27,825
                                                                 --------------
                                                                         43,013
                                                                 --------------
GENERAL MERCHANDISE STORES - 1.1%
Dollar General Corp.  . . . . . . . . . . . . .             200           6,400
Sears, Roebuck & Co.  . . . . . . . . . . . . .             700          32,288
                                                                 --------------
                                                                         38,688
                                                                 --------------
GROCERY STORES - 1.1%
Kroger Co. (The) (a)  . . . . . . . . . . . . .             400          18,600
Safeway, Inc. . . . . . . . . . . . . . . . . .             400          17,100
                                                                 --------------
                                                                         35,700
                                                                 --------------
RETAIL & WHOLESALE, MISCELLANEOUS - 4.7%
Circuit City Stores, Inc. . . . . . . . . . . .             800          24,100
Lowe's Companies, Inc.  . . . . . . . . . . . .             600          21,300
PETsMART, Inc. (a)  . . . . . . . . . . . . . .           1,500          32,813
Staples, Inc. (a) . . . . . . . . . . . . . . .           1,000          18,063
Toys "R" Us, Inc. (a) . . . . . . . . . . . . .           1,700          51,000
Viking Office Products, Inc.  . . . . . . . . .             500          13,344
                                                                 --------------
                                                                        160,620
                                                                 --------------

TOTAL RETAIL & WHOLESALE  . . . . . . . . . . .                         298,609
                                                                 --------------
SERVICES - 1.4%
ADVERTISING - 0.6%
Omnicom Group, Inc. . . . . . . . . . . . . . .             400          18,300
                                                                 --------------
SERVICES - 0.8%
CDI Corp. . . . . . . . . . . . . . . . . . . .             600          17,025
Service Corp. International . . . . . . . . . .             400          11,200
                                                                 --------------
                                                                         28,225
                                                                 --------------

TOTAL SERVICES  . . . . . . . . . . . . . . . .                          46,525
                                                                 --------------
TECHNOLOGY - 20.8%
COMMUNICATIONS EQUIPMENT - 4.8%
Ascend Communications, Inc. (a) . . . . . . . .             600          37,275
Aspect Telecommunications Corp. . . . . . . . .             100           6,350
Cisco Systems, Inc. (a) . . . . . . . . . . . .             800          50,900
Network General Corp. (a) . . . . . . . . . . .           1,400          42,350
Pairgain Technologies, Inc. . . . . . . . . . .             400          12,175
3Com Corp. (a)  . . . . . . . . . . . . . . . .             200          14,675
                                                                 --------------
                                                                        163,725
                                                                 --------------
COMPUTER SERVICES & SOFTWARE - 4.6%
America Online, Inc. (a)  . . . . . . . . . . .             300           9,975
American Management Systems, Inc. (a) . . . . .             500          12,250
Automatic Data Processing, Inc. . . . . . . . .             500          21,438
CUC International, Inc. (a) . . . . . . . . . .           1,550          36,813
Computer Sciences Corp. (a) . . . . . . . . . .             200          16,425
Electronic Data Systems Corp. . . . . . . . . .             200           8,650
Equifax, Inc. . . . . . . . . . . . . . . . . .             300           9,188
Forte Software, Inc.  . . . . . . . . . . . . .             500          16,375
Oracle Systems Corp. (a)  . . . . . . . . . . .             200           8,350
PeopleSoft, Inc.  . . . . . . . . . . . . . . .             200           9,588
SunGard Data Systems, Inc.  . . . . . . . . . .             200           7,900
                                                                 --------------
                                                                        156,952
                                                                 --------------


See accompanying notes which are an integral part of the financial statements.

ANNUAL REPORT                        14

-------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
-------------------------------------------------------------------------------
                                                         SHARES  VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - 6.7%
Adaptec, Inc. (a) . . . . . . . . . . . . . . .           1,500     $    60,000
Bay Networks, Inc. (a)  . . . . . . . . . . . .           1,000          20,875
Compaq Computer Corp. (a) . . . . . . . . . . .             200          14,850
International Business Machines Corp. . . . . .             600          90,600
Pitney Bowes, Inc.  . . . . . . . . . . . . . .             600          32,700
Silicon Graphics, Inc.  . . . . . . . . . . . .             300           7,650
                                                                 --------------
                                                                        226,675
                                                                 --------------
ELECTRONICS - 3.7%
Analog Devices, Inc. (a)  . . . . . . . . . . .             500          16,938
Intel Corp. . . . . . . . . . . . . . . . . . .             400          52,375
Linear Technology Corp. . . . . . . . . . . . .             900          39,488
Maxim Integrated Products, Inc. (a) . . . . . .             400          17,300
                                                                 --------------
                                                                        126,101
                                                                 --------------
PHOTOGRAPHIC EQUIPMENT - 1.0%
Eastman Kodak Co. . . . . . . . . . . . . . . .             400          32,100
                                                                 --------------
TOTAL TECHNOLOGY  . . . . . . . . . . . . . . .                         705,553
                                                                 --------------
TRANSPORTATION - 0.7%
RAILROADS - 0.7%
CSX Corp. . . . . . . . . . . . . . . . . . . .             600          25,350
                                                                 --------------
UTILITIES - 4.7%
CELLULAR - 1.0%
360 Degrees Communications Co. (a)  . . . . . .             900          20,813
Vodafone Group PLC sponsored ADR  . . . . . . .             300          12,413
                                                                 --------------
                                                                         33,226
                                                                 --------------
TELEPHONE SERVICES - 3.7%
Ameritech Corp. . . . . . . . . . . . . . . . .             400          24,250
Cincinnati Bell, Inc. . . . . . . . . . . . . .             100           6,163
Frontier Corp.  . . . . . . . . . . . . . . . .             400           9,050
LCI International, Inc. (a) . . . . . . . . . .             500          10,750
MCI Communications Corp.  . . . . . . . . . . .             400          13,075
SBC Communications, Inc.  . . . . . . . . . . .             800          41,400
WorldCom, Inc. (a)  . . . . . . . . . . . . . .             800          20,850
                                                                 --------------
                                                                        125,538
                                                                 --------------
TOTAL UTILITIES . . . . . . . . . . . . . . . .                         158,764
                                                                 --------------
TOTAL COMMON STOCKS
    (Cost $2,852,938) . . . . . . . . . . . . .                       3,198,406
                                                                 --------------

-------------------------------------------------------------------------------
CASH EQUIVALENTS -- 5.7%
-------------------------------------------------------------------------------
                                                MATURITY
                                                AMOUNT
Investments in repurchase agreements
    (U.S. Treasury obligations) in a joint
    trading account at 6.75%, dated
    12/31/96 due 1/2/97 . . . . . . . . . . . .     $   192,072         192,000
                                                                 --------------
TOTAL INVESTMENT IN SECURITIES - 100%
    Cost $3,044,938)  . . . . . . . . . . . . .                     $ 3,390,406
                                                                 ==============

LEGEND

(a)Non-income producing

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,399,944 and $591,247, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms amounted to $355 for the period (see Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION

At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $3,044,938. Net unrealized appreciation aggregated $345,468, of which $388,731 related to appreciated investment securities and $43,263 related to depreciated investment securities.


See accompanying notes which are an integral part of the financial statement.

                                 15                               ANNUAL REPORT

LARGE CAP PORTFOLIO
FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------
                                                                                 DECEMBER 31, 1996
ASSETS
Investment in securities, at value
         (including repurchase agreements
         of $192,000) (cost $3,044,938)--
         See accompanying schedule  . . . . . . . . . . . . . . . .                   $  3,390,406
Cash      . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            366
Receivable for fund shares sold . . . . . . . . . . . . . . . . . .                            235
Dividends receivable  . . . . . . . . . . . . . . . . . . . . . . .                          4,292
Interest receivable . . . . . . . . . . . . . . . . . . . . . . . .                             20
Receivable for expense reductions . . . . . . . . . . . . . . . . .                         38,107
                                                                                      ------------
         TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .                      3,433,426

LIABILITIES
Other payables and
         accrued expenses . . . . . . . . . . . . . . . . . . . . .                         21,942
                                                                                      ------------
NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   $  3,411,484
                                                                                      ============
Net Assets consist of:
Paid in capital . . . . . . . . . . . . . . . . . . . . . . . . . .                   $  3,023,210
Accumulated undistributed net
         realized gain (loss) on investments  . . . . . . . . . . .                         42,806
Net unrealized appreciation
         (depreciation) on investments  . . . . . . . . . . . . . .                        345,468
                                                                                      ------------
NET ASSETS, for 302,060 shares
         outstanding  . . . . . . . . . . . . . . . . . . . . . . .                   $  3,411,484
                                                                                      ============

NET ASSET VALUE, offering price
         and redemption price per share
         ($3,411,484 / 302,060 shares)  . . . . . . . . . . . . . .                         $11.29
                                                                                            ======

-----------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------
                                                         AUGUST 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                 TO DECEMBER 31, 1996
INVESTMENT INCOME
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $    15,218
Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             5,702
                                                                                          -----------
         TOTAL INCOME . . . . . . . . . . . . . . . . . . . . . . .                            20,920

EXPENSES
Management fee  . . . . . . . . . . . . . . . . . . . . . . . . . .      $  8,211
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . .           376
Accounting fees and expenses  . . . . . . . . . . . . . . . . . . .        20,052
Non-interested trustees' compensation . . . . . . . . . . . . . . .         1,667
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . .         6,756
Audit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,500
                                                                       ----------
         Total expenses before reductions . . . . . . . . . . . . .        50,562
         Expense reductions . . . . . . . . . . . . . . . . . . . .       (40,246)             10,316
                                                                       ----------         -----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . .                            10,604
                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
         investment securities  . . . . . . . . . . . . . . . . . .                            44,241
Change in net unrealized
         appreciation (depreciation)
         on investment securities . . . . . . . . . . . . . . . . .                           345,468
                                                                                          -----------
NET GAIN (LOSS) . . . . . . . . . . . . . . . . . . . . . . . . . .                           389,709
                                                                                          -----------
NET INCREASE (DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . .                        $  400,313
                                                                                           ==========

See accompanying notes which are an integral part of the financial statements.



ANNUAL REPORT                        16

---------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 AUGUST 30, 1996
                                                                                                                  (COMMENCEMENT
                                                                                                                OF OPERATIONS) TO
                                                                                                                   DECEMBER 31,
                                                                                                                       1996
INCREASE (DECREASE) IN NET ASSETS
Operations
         Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     10,604
         Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         44,241
         Change in net unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . .        345,468
                                                                                                                  ------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . . .        400,313
                                                                                                                  ------------
Distributions to shareholders from net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . .        (12,039)
                                                                                                                  ------------
Share transactions
         Net proceeds from sales of shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,011,171
         Reinvestment of distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,039
                                                                                                                  ------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS  . . . . . . . . . . . . . . .      3,023,210
                                                                                                                  ------------
              TOTAL INCREASE (DECREASE) IN NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,411,484

NET ASSETS
         Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --
                                                                                                                  ------------
         End of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  3,411,484
                                                                                                                  ============

OTHER INFORMATION
Shares
         Sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        301,006
         Issued in reinvestment of distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,054
                                                                                                                  ------------
         Net increase (decrease)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        302,060
                                                                                                                  ============

See accompanying notes which are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AUGUST 30, 1996
                                                                                                               (COMMENCEMENT
                                                                                                             OF OPERATIONS) TO
                                                                                                                DECEMBER 31,
                                                                                                                    1996
SELECTED PER-SHARE DATA
Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   10.00
                                                                                                                 ---------
Income from Investment Operations
         Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        .04
         Net realized and unrealized gain (loss)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1.29
                                                                                                                 ---------
         Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1.33
                                                                                                                 ---------
Less Distributions
         From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (.04)
                                                                                                                 ---------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   11.29
                                                                                                                 =========

TOTAL RETURN (B,C)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13.30%

RATIOS AND SUPPLEMENT DATA
Net assets, end of period (000 omitted) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   3,411
Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        .95%(A)
Ratio of net investment income to average net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        .98%(A)
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         57%(A)
Average commission rate(D)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   .0214

(A)  Annualized
(B)  Total returns for periods of less than one year are not annualized.
(C) The total return would have been lower had certain expenses not been reduced during the period shown (see Note 5 of Notes to Financial Statements).
(D) A fund is required to disclose its average commission rate per share for security trades on which commissions are changed. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



                                      17                           ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES.

Equity Income Portfolio and Large Cap Portfolio (the funds) are funds of The Travelers Series Trust (the trust) and are authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, each fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment sub-adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, Travelers Asset Management International Corporation (TAMIC), an affiliate of The Travelers Insurance Company (The Travelers), receives a fee that is computed daily at an annualized rate of .75% of each fund's average net assets. TAMIC, on behalf of each fund, has entered into a sub-advisory agreement with FMR. For its services as each fund's sub-adviser, FMR is paid a portion of TAMIC's

ANNUAL REPORT                 18
management fee that is computed daily at an annualized rate of .45% of each fund's average net assets.

TRANSFER AGENT FEES. The Travelers is each fund's transfer, dividend disbursing, and shareholder servicing agent. The trust, on behalf of each fund, has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, under which FIIOC performs each fund's transfer, dividend disbursing, and shareholder servicing agent functions. For its services, FIIOC receives account fees and asset-based fees that vary according to account size and type of account.

ACCOUNTING FEES. The trust, on behalf of each fund, has entered into a service agent agreement with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. EXPENSE REDUCTIONS.

The Travelers voluntarily agreed to reimburse each funds' operating expenses above an annual rate of .95% of average net assets. For the period, the reimbursement reduced expenses by $40,114 and $40,246 for Equity Income Portfolio and Large Cap Portfolio, respectively. Through an arrangement between The Travelers and Fidelity Investments Institutional Services Co., Inc.
(FIIS), an affiliate of FMR, FIIS has agreed to pay The Travelers a portion of these reimbursements.

6. BENEFICIAL INTEREST.

At the end of the period, The Travelers, its affiliates and Separate Accounts of The Travelers were record owners of approximately 100% of the total outstanding shares of each fund.



                                 19                                ANNUAL REPORT

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of The Travelers Series Trust and the Shareholders of Equity Income Portfolio and Large Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio and Large Cap Portfolio (funds of The Travelers Series Trust) at December 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the period August 30, 1996 (commencement of operations) through December 31, 1996 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Travelers Series Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

ANNUAL REPORT                        20

DISTRIBUTIONS

The Board of Trustees of The Travelers Series Trust voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:

                             PAY DATE   RECORD DATE   CAPITAL GAINS
Equity Income Portfolio       2/7/97       2/7/97         $.03
Large Cap Portfolio           2/7/97       2/7/97         $.14

                                       21                          ANNUAL REPORT

ANNUAL REPORT                        22

                                       23                          ANNUAL REPORT

INVESTMENT ADVISER

Travelers Asset Management International Corporation
Hartford, Connecticut

INVESTMENT SUB-ADVISER

Fidelity Management & Research Company
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS

Price Waterhouse
Boston, Massachusetts

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, MA

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Equity Income or Large Cap Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity Insurance products offered by the Travelers Insurance Company or the Travelers Life and Annuity Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1996


                THE TRAVELERS SERIES TRUST:

                TRAVELERS QUALITY BOND PORTFOLIO
                LAZARD INTERNATIONAL STOCK PORTFOLIO
                MFS EMERGING GROWTH PORTFOLIO
                FEDERATED HIGH YIELD PORTFOLIO
                FEDERATED STOCK PORTFOLIO


[TRAVELERSLIFE LOG0]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

THE TRAVELERS VARIABLE

PRODUCTS FUND

ANNUAL REPORTS
December 31, 1996


                THE TRAVELERS SERIES TRUST:

                TRAVELERS QUALITY BOND PORTFOLIO
                LAZARD INTERNATIONAL STOCK PORTFOLIO
                MFS EMERGING GROWTH PORTFOLIO
                FEDERATED HIGH YIELD PORTFOLIO
                FEDERATED STOCK PORTFOLIO


[TRAVELERSLIFE LOG0]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for five of the thirteen portfolios of The Travelers Series Trust -- Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, and Federated Stock Portfolios ("Portfolios") for the period ended December 31, 1996. In this letter, we summarize the period's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance can be found in the appropriate sections that follow in the report.

ECONOMIC REVIEW AND MARKET OUTLOOK

As 1996 began, the federal government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board ("Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policymakers at the Fed decided to hold steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two-thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt (particularly at lower income levels) and the lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than overall the U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether or not the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.5% for the quarter and 4.1% for the full year. For the year, the Lehman Long Government/Corporate Index provided a total return of only 0.1%. Treasury bonds with maturities longer than 10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives, Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the year ended December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") provided a total return of 22.95%. Over the same period, the Russell 2000 Stock Index ("Russell 2000"), a measure of the performance of the small company segment of the equity market, provided a total return of 16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July. However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the Health Maintenance Organizations ("HMO") HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on 12-month forward earnings has increased from 15 to 17 times earnings per share. This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation disappointments. After a prolonged period of underperformance, relative valuations for small company stocks are

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.

TRAVELERS QUALITY BOND PORTFOLIO

For the period ended December 31, 1996, the Travelers Quality Bond Portfolio had a total return of 3.56% versus the 3.88% total for the Lehman Intermediate Government/Corporate Index.

1996 started with the federal government shutdown and investor concerns about a possible recession. Many bond market investors clearly expected the Fed to cut interest rates significantly as the two year U.S. Treasury yield was lower than the Federal Funds rate. The Fed did cut the Federal Funds target rate 25 basis points in January but strong employment growth over the next several months sent bonds into a tailspin reminiscent of 1994. Interest rates hit their highest levels of the year from June to September as many investors expected the Fed to raise interest rates at its September meeting.

The Fed decided to hold steady at the September meeting and interest rates declined from then until December as U.S. economic growth slowed in the fourth quarter. The market also responded positively to the November election results as the Republicans maintained control of Congress despite President Clinton's re-election victory. Going into December, many bond investors expected a continuation of low inflation, low unemployment and a benign political landscape. In December, rates started rising again as some economic indicators strengthened but ended the year below the levels seen in the second and third quarters.

We expect interest rates to remain in the trading range established in 1996 (i.e., the 30 Year U.S. Treasury ranged from 6.00% to 7.20%). In our opinion, low unemployment creates the potential for strong consumer spending growth and higher wages puts upward pressure on inflation, putting a lower limit on where interest rates can go. The 7% level has proven to be sufficient to attract investor interest in bonds. We believe that continued Fed vigilance against inflation, globalization and productivity improvements should keep inflation under control and prevent interest rates from rising much above their 1996 high. We are therefore keeping the Portfolio's duration and maturity structure relatively close to the Lehman Intermediate Government/Corporate Index. In addition, we continue to weed out riskier bonds from a credit quality standpoint and issues that we believe do not offer enough yield premium to offset their potential for negative surprises. In our view, foreign bonds continue to offer opportunities, particularly foreign corporate bonds that sometimes have strong balance sheets but are capped by the credit rating of their home country.

LAZARD INTERNATIONAL STOCK PORTFOLIO

The fourth quarter proved a fitting end to another strong year as several international equity markets reached record highs. Although U.S. market performance captured much of the headlines throughout the year, European equities rivaled its performance. In Japan, the market closed at its year low after reaching a four-year high in June. The Lazard International Stock Portfolio had a total return of 7.80% for the period August 1, 1996 (commencement of operations) through December 31, 1996 which outperformed the MSCI Index by a wide margin.

In 1996, investors witnessed a pivotal year for shareholder value creation by many international companies. The "shareholder value" focus that began in the U.S. has quickly been adopted by Europe and is slowly gaining ground in Japan. Investing in companies that understand this concept and that are taking concrete steps in line with the interests of shareholders has been a major driver of the Portfolio's outperformance in 1996.

European pharmaceutical companies continued to increase value during the fourth quarter. Two Switzerland pharmaceutical giants -- Ciba-Geigy and Sandoz -- announced a merger in the first quarter and formed a new company called "Novartis" which began trading in December. Hoechst continued to blaze the trail of shareholder value in Germany. First, the company outlined plans to create a strategic holding company to provide transparency; to separate businesses into operating units and to motivate management. Next, Hoechst managed to sell its non-core specialty chemicals business in a tax-free transaction. Lastly, Hoechst purchased the remaining portion of Roussel Uclaf to solidify its pharmaceutical business which it may list separately in the U.S. German corporate governance as a whole has advanced with the government approval of tax efficient share buy backs. While France may be a step behind Germany, we are finding companies that are taking positive action. After

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

years of destroying capital, Elf Aquitane demonstrated its commitment to its core oil business by selling its stake in the financial company Suez and by expressing its willingness to part with its pharmaceutical business, Sanofi.

The consolidation of the European banking, utility and telecommunications industries is additional evidence of the growing commitment to create shareholder value. In preparation for telecommunications deregulation, Germany began to privatize Deutsche Telekom with the largest ever European initial public offering ("IPO"); Veba allied with RWE; and Generale des Eaux added British Telecommunications to its telecom joint venture. In the United Kingdom banking industry and after a strong run in 1996, Lloyds Abbey Life was bought by Lloyds TSB. In Sweden, Svenska Handelsbanken consolidated its superior position with an offer to buy Stadshypotek. Utilities experienced a boost in performance as Midlands Electric accepted a bid from two U.S. utilities, and National Power returned cash to shareholders through a huge special dividend. In the fourth quarter, Elektrowatt, which had been unable to find a buyer for its combined (but disparate) engineering and electric utility businesses, divided and has already received separate bids.

Despite good company results, a weak Japanese tankan (business outlook) survey dragged the Nikkei Index down for the fourth quarter and the year. "Japan Inc." is further behind Europe with respect to restructuring. Combined with a slow economy and more austere government programs, careful individual stock selection in Japan is essential. Japanese companies that face their problems and make changes should continue to profit, especially if the Japanese economy continues to struggle. 1996 was a good example of astute Japanese stock selection in the Lazard International Stock Portfolio, which helped contribute to its outperformance this past year. Honda and Toyota were two of Japan's best performers as attractive valuations, a weaker yen and some movement towards enhancing shareholder value boosted share prices. Toyota became the first Japanese company to announce plans to buy back stock. Elsewhere in the Pacific, HSBC (Hong Kong-Shanghai Banking Corp.) was a strong performer for the Portfolio and outperformed the overall Hong Kong market, which had an excellent year.

Looking ahead, we believe global investors should be encouraged by attractive stock valuations and by the concrete steps that many international companies are taking to improve their return on capital, as well as lowering the cost of their capital. While the prevailing U.S. stock market culture is well advanced, the Europeans, Japanese and other Asians are now setting up pension and retirement plans in an effort to create more wealth for their retirement. In all likelihood, this should result in an inflow of cash to their local equity markets. The emergence of this new "equity culture" globally should create greater pressures on many foreign companies to generate higher returns for shareholders. In our view, other important issues to watch in 1997 include the development of a common European currency ("ECU"), the willingness of Japanese banks to write-off their bad debts, Hong Kong's transition to mainland Chinese rule and the value of the U.S. dollar.

After several years of record-breaking U.S. stock market returns, some investors may be questioning the need to invest internationally. We believe it is important to note that many of the same forces that drove U.S. equity returns the past few years are now in place in many foreign markets. Improving global competitiveness, higher corporate earnings, declining interest rates, inexpensive foreign stock valuations and a new "equity culture" abroad bodes well for possible international equity outperformance versus the U.S. stock market in the coming years.

MFS EMERGING GROWTH PORTFOLIO

Since its inception on August 30, 1996, the MFS Emerging Growth Portfolio provided a total return of 6.00%. This compares to the 9.31% return for Russell 2000 and 14.42% return for S&P 500 for the same period.

Although the Portfolio's performance benefited from the strong appreciation in the stock prices of many of its holdings in the technology and consumer sectors, the overall stock market of 1996 was dominated by the larger capitalization issues as represented by the Dow Jones Industrial Average ("DJIA") and the S&P 500.

The U.S. economic and business environment was generally benign during the reporting period. Modest U.S. economic growth, coupled with productivity gains by corporate America, provided a favorable backdrop for the equity market. Semiconductor stocks performed strongly as investors focused on the potential for an upswing in demand. On the other hand, health maintenance organizations ("HMOs") performed poorly as companies underestimated health care costs and set their prices too low. This poor performance spilled over into the first half of the year and resulted in underperformance by the entire technology and health care sectors -- two of the largest components of the Portfolio. In addition, many emerging

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

growth companies underperformed throughout most of the year. With a very strong U.S. stock market, many investors ignored the strong earnings growth of many emerging growth companies and instead bid up the prices of larger companies. In fact, earnings results for emerging growth companies in the Portfolio remained strong all through the year.

We believe the performance of technology stocks, which make up the Portfolio's largest sector, is a reflection of ongoing restructuring occurring throughout corporate America and that has improved productivity. In our opinion, much of this corporate restructuring has been made possible by technology companies, especially software and networking companies which are helping to reduce costs for many corporate customers. For example, Oracle Corp., BMC Software, Computer Associates and Compuware have all performed well.

At the same time, consumer services companies such as HFS Inc. have also helped the Portfolio's performance this past year. HFS has acquired companies in the hotel, real estate and car rental businesses. In our view, these businesses make strategic sense for HFS Inc. and the company has experienced 30% internal growth from both revenue opportunities and cost savings. Supplementing HFS' internal growth has been the contributions of what we believe is the best acquisition management team of the 1990s. And while the company's stock has outperformed the broad market, its valuation has lagged its earnings growth rate this year. In our view, HFS Inc. is attractively priced.

One sector of the MFS Emerging Growth Portfolio that did not perform as well as expected is healthcare. In our view, HMOs set their prices too low to ensure adequate revenues in 1996. United Healthcare, Healthsource and Pacificare all underperformed. We are, however, optimistic that these companies will benefit from price increases implemented so far in 1997.

During the fourth quarter, we continued to increase the Portfolio's weighting in semiconductor stocks such as Altera and Analog Devices to take advantage of their attractive valuations and the recovery we believe is taking place in the industry's fundamentals. We reduced or eliminated entirely the Portfolio's holdings in the radio industry because of an unfavorable regulatory climate. In addition, we reduced select technology holdings because certain product transitions were encountering difficulty.

Looking ahead, we expect a continuation of the slow growth that the U.S. economy has been experiencing over the last few years. While this has been a slow growth U.S. economy, it has been a generally great time for corporate earnings as restructurings have lowered corporate America's costs and helped improve margins. We believe that many low-cost emerging growth companies can capitalize on this trend. In addition, we think that technology and outsourcing companies, which are large Portfolio holdings, also stand to benefit from corporate restructuring.

FEDERATED HIGH YIELD PORTFOLIO

The Federated High Yield Portfolio began investing in high yield securities in September 1996. From September through year end, the high yield bond market, like most financial markets, generated excellent returns. In our view, the markets reacted positively to a maintaining of the "status quo" on several fronts. The November elections provided political stability -- namely, a Democratic President and a Republican-majority Congress. The U.S. economy continued on a slow growth, low inflation track. And despite Alan Greenspan's comments about "irrational exuberance" in the financial markets, the Federal Reserve Board continued its stable interest rate policy. Against this backdrop, stock prices moved higher and interest rates moved lower.

From the perspective of high yield bond investors, steady U.S. economic growth was an excellent environment for most high yield issuers. In addition, strong technical conditions enabled the high yield bond market to easily absorb seasonal heavy new issuance in November and early December. In our view, the combination of positive fundamental economic conditions and strong technical supply conditions resulted in excellent performance for many high yield bonds. For example, for the period ended December 31, 1996, the Lehman Brothers High Yield Bond Index returned 5.98% versus the 4.79% total return for the Lehman Brothers Aggregate Bond Index for the same period.

The Federated High Yield Portfolio with a total return of 7.61%, for the period August 30, 1996 through December 31, 1996, which outperformed the Lehman Brothers High Yield Index for the same period. Several factors in our view had a positive impact on the Portfolio's performance. The Portfolio's overweighting in the United Kingdom cable TV industry had a

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

positive impact on performance because of strong fundamentals and what we believe is a significant consolidation in the UK market. In addition, the Portfolio's overweighting in the telecommunications sector also outperformed the overall market.

The Portfolio also benefited from the above market performance of its holdings in AMF, Affiliated Newspapers and Six Flags Theme Parks. The Portfolio also avoided several big troubled situations such as Marvel and Penn Traffic. Yet its position in Riverwood underperformed the overall market as pricing pressure in the commodity paper markets negatively impacted the company's operating performance.

As we look ahead into 1997, our outlook for high yield securities remains optimistic. We believe that U.S. economic growth will continue to be moderate, inflation will remain under control and interest rates should remain in a narrow trading range. From a macroeconomic standpoint, as the creditworthiness of issuers stays at acceptable levels, high yield securities should perform well. Moreover, the technical environment is also attractive. Demand for many high yield securities continues to be strong. We believe these two factors should result in a narrowing of the yield spread (or risk premium) between high yield bonds and U.S. Treasuries.

However, the yield spread between high yield bonds and U.S. Treasuries closed 1996 at its low point for this economic cycle. In our opinion, this has two implications. First, the relative total return advantage of high yield bonds over high quality bonds will probably not approach the roughly 775 basis point advantage seen in 1996. Second, individual companies that do not meet investor expectations will be dealt with harshly as current yield spread levels leave little room for disappointment.

FEDERATED STOCK PORTFOLIO

The U.S. stock market posted a strong gain in the final quarter of 1996, with the S&P 500 generating a total return of 8.34%. Major stock prices again hit all-time highs during December as investors reacted positively to election results. Fundamentally, the backdrop for the U.S. stock market continues to be quite positive -- moderate economic growth, subdued inflation and rising corporate profits. Moreover, equity mutual fund purchases remain strong, while many U.S. corporations are generating significant cash flow.

While we are mainly "bottom-up" investors, and not market timers, we do share some of the publicized concerns about the elevated level of the market after two years of exceptional returns despite signs of "irrational exuberance" (to quote Federal Reserve Board Chairman Alan Greenspan). However, at 17 times estimated 1997 earnings (S&P 500), the market in our view does not appear to be unreasonably valued relative to an environment of 2 1/2% inflation and a narrow range for interest rates.

Perhaps the best defense is a good offense, which has led us to place a heavy emphasis on valuation and strong fundamentals in our stock selection process. We still like companies poised to benefit from trends such as corporate restructuring, industry consolidation and globalization. Consistent with our disciplined investment approach, we currently have no underweightings or overweightings with respect to the Portfolio's sector diversification. We believe the Portfolio reflects a good balance between cyclical and non-cyclical company stocks. What follows are our thoughts regarding certain key Portfolio holdings.

Great Lakes Chemical Corp. -- Great Lakes Chemical is a major specialty chemical manufacturer. The company produces bromine and fuel additives and is trading at a five-year low. In addition to many restructuring opportunities, we believe the company's valuation is compelling by almost any measure.

General Motors Corporation (common) -- As you know, General Motors ("GM") is one of the world's largest vehicle manufacturers. In our view, GM appears to be substantially undervalued based on "sum of the parts" analysis and cash flow. GM has significant internal restructuring opportunities and is expected to announce a major dividend increase and share repurchase plan in the near future.

General Motors Corp. (Class "H") -- This stock represents GM's Hughes Electronics subsidiary consisting of automotive, defense electronics and telecommunications businesses. We believe the stock is undervalued relative to its individual business segments and parent GM is seeking bids for the aerospace and defense businesses.

H&R Block, Inc. -- H&R Block owns and franchises tax preparation services and owns 80% of Compuserve ("CSRV"), an on-line service, which has had difficulties in competing for customers. CSRV plans to retrench to its core users and is expected to be spun-off from H&R Block once a turnaround is completed. The company's main tax preparation business is solid as evidenced by its net cash position, customer retention levels and pricing power of its services. We believe this stock has outstanding value.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

KLM Royal Dutch Airlines -- This Dutch-based airline has formed a global hub and spoke network with partner Northwest Airlines. While Europe's deregulatory climate remains uncertain, KLM is trading at a very low earnings multiple and should represent a good value opportunity.

In closing, we would like to thank you for your investment in The Travelers Series Trust Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

January 15, 1997

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1996

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATING                                   SECURITY                                    VALUE
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 67.9%
 $1,725,000   AAA       U.S. Treasury Notes, 6.375% due 5/15/99...............................   $1,740,801
  1,775,000   AAA       U.S. Treasury Notes, 6.500% due 8/31/01...............................    1,795,341
-----------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $3,482,427)                    3,536,142
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 22.7%
-----------------------------------------------------------------------------------------------------------
BROADCASTING -- 4.4%
    200,000   BBB       Continental Cablevision, Inc., Sr. Sub. Debentures, 11.000% due
                        6/1/07................................................................      227,750
-----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.1%
    225,000   AA+       Hewlett-Packard Finance, 6.500% due 12/30/99..........................      227,109
    250,000   A+        New Plan Realty Trust, Medium-Term Notes, 5.950% due 11/2/26..........      249,688
-----------------------------------------------------------------------------------------------------------
                                                                                                    476,797
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.2%
    250,000   AAA       BellSouth Capital Funding Corp., Debentures, 6.040% due 11/15/26......      247,813
    225,000   A         MCI Communications Corp., Sr. Notes, 7.125% due 6/15/27...............      233,719
-----------------------------------------------------------------------------------------------------------
                                                                                                    481,532
-----------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS (Cost -- $1,191,777)............................    1,186,079
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.4%
    489,000             Citibank, Inc., 6.817% due 1/2/97: Proceeds at maturity -- $489,185;
                        (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/31/98;
                        Market value -- $499,375) (Cost -- $489,000)..........................      489,000
-----------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $5,163,204*).......................   $5,211,221
-----------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

  See page 25 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
STOCKS -- 100.0%
---------------------------------------------------------------------------------------------------------
AUSTRALIA -- 2.8%
    5,934    Coles Myer Ltd.................................................................   $   24,415
   16,000    Westpac Banking Corp. Ltd......................................................       90,995
---------------------------------------------------------------------------------------------------------
                                                                                                  115,410
---------------------------------------------------------------------------------------------------------
DENMARK -- 1.1%
      900    Unidanmark A/S Class A Shares..................................................       46,534
---------------------------------------------------------------------------------------------------------
FINLAND -- 1.0%
    2,100    UPM-Kymmene Corp.+.............................................................       43,968
---------------------------------------------------------------------------------------------------------
FRANCE -- 15.1%
      300    Accor S.A......................................................................       37,913
    1,300    Alcatel Alsthom................................................................      104,224
    1,800    Banque Nationale de Paris......................................................       69,524
      600    Compagnie de Saint Gobain......................................................       84,712
      760    Compagnie Generale des Eaux....................................................       93,999
    1,000    Elf Aquitaine S.A..............................................................       90,848
    3,100    Rhone-Poulenc Class A Shares...................................................      105,484
      550    Total S.A. Class B Shares......................................................       44,645
---------------------------------------------------------------------------------------------------------
                                                                                                  631,349
---------------------------------------------------------------------------------------------------------
GERMANY -- 13.3%
    1,500    Daimler-Benz AG+...............................................................      102,686
    1,700    Deutsche Bank AG...............................................................       79,203
    1,500    Deutsche Telekom AG ADR+.......................................................       30,563
    3,100    Hoeschst AG....................................................................      143,424
      130    Mannesmann AG..................................................................       55,860
      400    Metro AG+......................................................................       31,276
      220    Thyssen AG.....................................................................       38,958
    1,300    VEBA AG........................................................................       74,654
---------------------------------------------------------------------------------------------------------
                                                                                                  556,624
---------------------------------------------------------------------------------------------------------
HONG KONG -- 3.4%
    4,473    HSBC Holdings PLC..............................................................       95,705
    5,000    Swire Pacific Ltd. ............................................................       47,672
---------------------------------------------------------------------------------------------------------
                                                                                                  143,377
---------------------------------------------------------------------------------------------------------
ITALY -- 3.2%
    8,500    Ente Nazionale Idrocarburi S.p.A. .............................................       43,621
    7,700    Fiat S.p.A. ...................................................................       23,148
   29,000    Fiat S.p.A. Privilizio ........................................................       47,777
   13,300    Istituto Nationale delle Assicurazioni ........................................       17,485
---------------------------------------------------------------------------------------------------------
                                                                                                  132,031
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
JAPAN -- 23.1%
    2,000    Dai Nippon Printing Co. Ltd....................................................   $   34,979
    3,000    Honda Motor Co. Ltd............................................................       85,552
    4,000    Matsushita Electric Industrial Co. Ltd.........................................       65,133
   10,000    Mitsubishi Heavy Industrial Ltd................................................       79,263
    3,000    Mitsui Marine and Fire Insurance Co. Ltd.......................................       16,102
    1,000    Nintendo Corp. Ltd.............................................................       71,422
   15,000    NKK Corp.+.....................................................................       33,730
    2,000    Omron Corp.....................................................................       37,564
    1,000    Orix Corp......................................................................       41,527
      700    Promise Co. Ltd................................................................       34,376
    8,000    Ricoh Co. Ltd..................................................................       91,669
    1,000    Rohm Co........................................................................       65,478
    5,000    Sekisui Chemical Co............................................................       50,401
    2,000    Sony Corp......................................................................      130,783
    7,000    Sumitomo Trust & Banking.......................................................       69,958
    2,000    Toyota Motor Corp..............................................................       57,379
---------------------------------------------------------------------------------------------------------
                                                                                                  965,316
---------------------------------------------------------------------------------------------------------
NETHERLANDS -- 3.5%
      250    Heineken N.V...................................................................       44,196
      600    Royal Dutch Petroleum Co. New York Registered Shares...........................      102,450
---------------------------------------------------------------------------------------------------------
                                                                                                  146,646
---------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 0.4%
    7,600    Lion Nathan Ltd................................................................       18,205
---------------------------------------------------------------------------------------------------------
SPAIN -- 2.4%
    1,400    Empresa Nacional de Electicidad S.A............................................       99,450
---------------------------------------------------------------------------------------------------------
SWEDEN -- 3.7%
      900    Astra AB Class B Shares........................................................       43,366
      800    Electrolux AB Class B Shares...................................................       46,397
    2,300    Svenska Handelsbanken Class A Shares...........................................       66,022
---------------------------------------------------------------------------------------------------------
                                                                                                  155,785
---------------------------------------------------------------------------------------------------------
SWITZERLAND -- 6.6%
       20    Baloise Holding Ltd............................................................       40,066
       60    Elektrowatt AG Class B Shares..................................................       23,817
       75    Nestle SA......................................................................       80,261
       74    Novartis AG+...................................................................       85,243
       20    SGS Societe Generale de Surveillance Holding SA Class B Shares.................       49,002
---------------------------------------------------------------------------------------------------------
                                                                                                  278,389
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 20.4%
    6,900    Allied Domecq PLC..............................................................   $   53,903
    5,800    B.A.T. Industries PLC..........................................................       48,089
    6,000    British Aerospace PLC..........................................................      131,428
   15,400    BTR PLC........................................................................       74,846
    9,698    Cadbury Schweppes PLC..........................................................       81,736
    6,800    General Electric Co. PLC.......................................................       44,453
   10,900    Grand Metropolitan PLC.........................................................       85,618
    8,200    Mirror Group PLC...............................................................       30,240
   10,200    National Power PLC.............................................................       85,356
    5,300    Rank Group PLC.................................................................       39,499
    6,200    Redland PLC....................................................................       38,887
   37,300    Sears PLC......................................................................       60,640
    3,300    Unilever PLC...................................................................       79,994
---------------------------------------------------------------------------------------------------------
                                                                                                  854,689
---------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $3,876,736*)................................   $4,187,773
---------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 73.9%
---------------------------------------------------------------------------------------------------------
AEROSPACE -- 0.1%
       400    Gulfstream Aerospace Corp.+..................................................   $     9,701
---------------------------------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.6%
       650    Fila Holding S.p.A. ADR+.....................................................        37,781
       350    Gucci Group N.V. New York Registered Shares..................................        22,356
       350    Nine West Group Inc.+........................................................        16,231
---------------------------------------------------------------------------------------------------------
                                                                                                   76,368
---------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.0%
       100    United Auto Group Inc.+......................................................         2,575
---------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.0%
     2,400    Biochem Pharmaceuticals, Inc.+...............................................       120,600
---------------------------------------------------------------------------------------------------------
BUSINESS MACHINES -- 2.1%
     3,800    Affiliated Computer Services Inc.+...........................................       113,050
     5,950    Sun Microsystems, Inc.+......................................................       152,841
---------------------------------------------------------------------------------------------------------
                                                                                                  265,891
---------------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 11.7%
       100    Abacus Direct Corp.+.........................................................         1,875
     5,900    Accustaff Inc.+..............................................................       124,638
     4,100    ADT Limited+.................................................................        93,788
     1,400    Alco Standard Corp. .........................................................        72,275
       325    BISYS Group Inc.+............................................................        12,045
     1,450    Computer Sciences Corp.+.....................................................       119,081
     6,200    CUC International Inc.+......................................................       147,250
     3,600    Danka Business Systems PLC ADR ..............................................       127,350
     3,300    DST Systems Inc.+............................................................       103,538
     3,400    Employee Solutions Inc.+.....................................................        69,700
       700    Equity Corp. International+..................................................        14,000
       300    FIserv Inc.+.................................................................        11,025
       100    Forrester Research Inc.+.....................................................         2,575
       100    Lason Inc.+..................................................................         2,050
     7,050    Learning Tree International Inc.+............................................       207,975
     1,100    Loewen Group Inc. ...........................................................        43,038
       100    Memberworks Inc.+............................................................         1,525
       100    Nu Skin Asia Pacific Inc.+...................................................         3,088
       300    Sabre Group Holdings Inc.+...................................................         8,363
       100    Superior Consultant Holdings Corp.+..........................................         2,475
     5,800    Technology Solutions Co.+....................................................       240,700
     1,100    Transaction Systems Architects, Inc.+........................................        36,575
---------------------------------------------------------------------------------------------------------
                                                                                                1,444,929
---------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.3%
       600    BetzDearborn Inc. ...........................................................        35,100
---------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE-PC -- 3.1%
        25    Autodesk Inc.................................................................           700
       500    Business Objects S.A. ADR+...................................................         6,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE-PC -- 3.1% (CONTINUED)
       100    Cybermedia Inc.+.............................................................   $     1,575
     3,760    First Data Corp..............................................................       137,240
     2,900    Microsoft Corp.+.............................................................       239,613
---------------------------------------------------------------------------------------------------------
                                                                                                  385,878
---------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE-SYSTEMS -- 16.0%
       200    Adobe Systems Inc............................................................         7,475
       100    Aurum Software Inc.+.........................................................         2,313
    12,000    BMC Software Inc.+...........................................................       496,500
       600    Cadence Design Systems, Inc.+................................................        23,850
     7,935    Computer Associates International, Inc.......................................       394,766
     3,925    Compuware Corp.+.............................................................       196,741
       500    Control Data Systems Inc.+...................................................        11,000
       100    Document Sciences Corp.+.....................................................           988
       100    Infinity Financial Technology, Inc.+.........................................         1,725
     1,200    Informix Corp.+..............................................................        24,450
       100    Ingram Micro Inc.+...........................................................         2,300
       100    Intelligroup Inc.+...........................................................         1,100
       300    Netscape Communications Corp.+...............................................        17,063
    12,400    Oracle Corp.+................................................................       517,700
     2,200    Parametric Technology, Co.+..................................................       113,025
       300    Sap Aktiengesellschaft ADR...................................................        13,650
       300    Saville Systems PLC ADR+.....................................................        12,188
       100    Seachange International, Inc.+...............................................         2,550
       100    Select Software Tools Ltd. ADR+..............................................         1,825
     1,600    Sybase Inc.+.................................................................        26,700
     1,100    Synopsys Inc.+...............................................................        50,875
       600    System Software Associates, Inc.+............................................         6,375
       600    USCS International Inc.+.....................................................        10,125
       425    Viasoft Inc.+................................................................        20,081
     1,400    Xionics Document Technology, Inc.+...........................................        17,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,972,865
---------------------------------------------------------------------------------------------------------
CONSTRUCTION SERVICES -- 0.5%
     2,600    Shaw Group Inc.+.............................................................        60,775
---------------------------------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES -- 2.4%
     5,600    Carson Inc.+.................................................................        77,700
       400    Service Corp. International..................................................        11,200
     3,900    Tyco International Ltd. .....................................................       206,213
---------------------------------------------------------------------------------------------------------
                                                                                                  295,113
---------------------------------------------------------------------------------------------------------
ELECTRONICS -- 6.8%
       800    Actel Corp.+.................................................................        19,000
     2,600    Altera Corp.+................................................................       188,988
     2,800    Analog Devices Inc.+.........................................................        94,850
     1,400    Atmel Corp.+.................................................................        46,375
       400    Intel Corp. .................................................................        52,375
     1,400    Lattice Semiconductor Corp.+.................................................        64,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
ELECTRONICS -- 6.8% (CONTINUED)
     1,975    Linear Technology Corp.......................................................   $    86,653
     2,300    LSI Logic Corp.+.............................................................        61,525
     1,100    Micron Electronics Inc.+.....................................................        21,381
       100    Novellus Systems Inc.+.......................................................         5,419
     2,000    Teradyne Inc.+...............................................................        48,750
       600    Ultratech Stepper Inc.+......................................................        14,250
     2,400    VLSI Technology, Inc.+.......................................................        57,300
     2,100    Xilinx Inc.+.................................................................        77,306
---------------------------------------------------------------------------------------------------------
                                                                                                  838,572
---------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 1.1%
     1,200    Cox Radio Inc.+..............................................................        21,000
       200    Infinity Broadcasting Corp.+.................................................         6,725
     1,950    LIN Television Corp.+........................................................        82,388
       100    Metro Networks Inc.+.........................................................         2,525
       300    Sinclair Broadcasting Group Inc.+............................................         7,800
       300    Univision Communications Inc.+...............................................        11,100
---------------------------------------------------------------------------------------------------------
                                                                                                  131,538
---------------------------------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 1.5%
     1,600    Associates First Capital Corp. ..............................................        70,600
       500    Dean Witter Discover and Co. ................................................        33,125
       100    Delta Financial Corp.+.......................................................         1,800
       100    Everen Capital Corp..........................................................         2,238
       725    Franklin Resources Inc.......................................................        49,572
       700    MBNA Corp....................................................................        29,050
---------------------------------------------------------------------------------------------------------
                                                                                                  186,385
---------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 0.6%
     1,300    Earthgrains Co. .............................................................        67,925
---------------------------------------------------------------------------------------------------------
MACHINERY -- 0.2%
     2,100    SI Handling Systems Inc......................................................        31,631
---------------------------------------------------------------------------------------------------------
MEDICAL & HEALTH SERVICES -- 6.8%
       100    American Medserve Corp.+.....................................................         1,550
       100    Applied Analytical Industries Inc.+..........................................         1,913
        25    Foundation Health Corp.+.....................................................           794
       800    Healthsource Inc.+...........................................................        10,500
     4,650    Healthsouth Corp.+...........................................................       179,606
     2,000    Pacificare Health System Inc.+...............................................       170,500
     1,000    St. Jude Medical Inc.+.......................................................        42,625
       100    Transkaryotic Therapies Inc.+................................................         1,850
     9,400    United Healthcare Corp.......................................................       423,000
       200    Ventritex Inc.+..............................................................         4,925
---------------------------------------------------------------------------------------------------------
                                                                                                  837,263
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
OIL SERVICES -- 0.0%
       100    National Oilwell Inc.+.......................................................   $     3,075
       100    Offshore Energy Development Corp.+...........................................         1,525
---------------------------------------------------------------------------------------------------------
                                                                                                    4,600
---------------------------------------------------------------------------------------------------------
OIL -- 0.4%
     1,000    Barrett Resources Corp.+.....................................................        42,625
       100    Seacor Holdings Inc.+........................................................         6,300
       300    Titan Exploration Inc.+......................................................         3,600
---------------------------------------------------------------------------------------------------------
                                                                                                   52,525
---------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.6%
     2,220    U.S.A. Waste Services Inc.+..................................................        70,763
---------------------------------------------------------------------------------------------------------
RAILROAD -- 0.8%
     1,300    Kansas City Southern Industries Inc. ........................................        58,500
       900    Wisconsin Central Transportation Corp.+......................................        35,663
---------------------------------------------------------------------------------------------------------
                                                                                                   94,163
---------------------------------------------------------------------------------------------------------
RESTAURANTS & LODGING -- 4.2%
       300    Applebees International Inc..................................................         8,250
     8,520    HFS Inc.+....................................................................       509,070
       100    PJ America Inc.+.............................................................         1,800
       200    Promus Hotel Corp.+..........................................................         5,925
---------------------------------------------------------------------------------------------------------
                                                                                                  525,045
---------------------------------------------------------------------------------------------------------
STORES -- 2.3%
     1,700    Corporate Express Inc.+......................................................        50,044
     1,600    General Nutrition Co.+.......................................................        27,000
       100    Hot Topic Inc.+..............................................................         1,975
       300    Linens 'N Things Inc.+.......................................................         5,888
       100    Mazel Stores Inc.+...........................................................         2,250
     2,500    Office Depot Inc.+...........................................................        44,375
       100    Stage Stores Inc.+...........................................................         1,825
     8,150    Staples Inc.+................................................................       147,209
       100    Wild Oats Markets Inc.+......................................................         1,850
---------------------------------------------------------------------------------------------------------
                                                                                                  282,416
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 10.8%
       100    Advanced Fibre Communications+...............................................         5,563
     8,500    Cabletron Systems Inc.+......................................................       282,625
     6,875    Cisco Systems Inc.+..........................................................       437,422
     2,100    Glenayre Technologies Inc.+..................................................        45,281
       100    LCC International Inc.+......................................................         1,850
     1,275    Lucent Technologies Inc......................................................        58,969
       310    Premisys Communications Inc.+................................................        10,463
       700    Tel-Save Holdings Inc.+......................................................        20,300
     2,600    3Com Corp.+..................................................................       190,775
       100    Trusted Information Systems Inc.+............................................         1,075
       100    West Teleservices Corp.+.....................................................         2,275

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 10.8% (CONTINUED)
    10,500    Worldcom Inc.+...............................................................   $   273,647
       100    Xlconnect Solutions Inc.+....................................................         2,875
---------------------------------------------------------------------------------------------------------
                                                                                                1,333,120
---------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCKS (Cost -- $9,165,947).....................................     9,125,741
---------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- 1.9%
---------------------------------------------------------------------------------------------------------
GERMANY -- 1.1%
       250    Adidas AG....................................................................        21,575
       850    SAP AG, Preferred............................................................       116,819
---------------------------------------------------------------------------------------------------------
                                                                                                  138,394
---------------------------------------------------------------------------------------------------------
HONG KONG -- 0.1%
    10,000    Guangnan Holdings............................................................         8,597
---------------------------------------------------------------------------------------------------------
PHILIPPINES -- 0.1%
    13,700    Philippino Telephone.........................................................        11,590
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.6%
    20,300    Pace Micro Technology........................................................        80,075
---------------------------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCKS (Cost -- $256,197)......................................       238,656
---------------------------------------------------------------------------------------------------------
WARRANTS -- 2.3%
---------------------------------------------------------------------------------------------------------
ELECTRONICS -- 2.3%
     3,025    Intel Warrants, Exercise @ $41.75, Expire 3/14/1998
              (Cost -- $240,533)...........................................................       279,056
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 21.9%
$2,700,000    Federal Home Loan Mortgage Corp., 5.250% due 1/2/97
              (Cost -- $2,699,606).........................................................   $ 2,699,606
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $12,362,283*).............................   $12,343,059
---------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT      RATING                                  SECURITY                                     VALUE
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 97.9%
-----------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.0%
$   50,000    B         Blue Bird Body Co., Sr. Sub. Note, 10.750% due 11/15/06@.............   $    52,250
   100,000    B         Collins & Aikman Products Co., Sr. Sub. Note, 11.500% due 4/15/06....       109,250
-----------------------------------------------------------------------------------------------------------
                                                                                                    161,500
-----------------------------------------------------------------------------------------------------------
BANKING -- 2.0%
   100,000    Ba3*      First Nationwide Escrow Corp., Sr. Sub. Note, 10.625% due 10/1/03@...       108,000
-----------------------------------------------------------------------------------------------------------
BEVERAGE & TOBACCO -- 1.0%
    50,000    B+        Delta Beverage Group Inc., Sr. Note, 9.750% due 12/15/03@............        51,250
-----------------------------------------------------------------------------------------------------------
BROADCAST RADIO & TV -- 6.8%
    50,000    B-        Chancellor Broadcasting Co., Sr. Sub. Note, 9.375% due 10/1/04.......        50,875
   100,000    B-        SFX Broadcasting, Inc., Sr. Sub. Note, 10.750% due 5/15/06...........       105,750
   100,000    B         Sinclair Broadcast Group, Sr. Sub. Note, 10.000% due 9/30/05.........       102,500
   100,000    B-        Sullivan Broadcast Holdings, Inc., Sr. Sub. Note, 10.250% due
                          12/15/05...........................................................       101,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    360,125
-----------------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES -- 2.1%
   100,000    B+        Knoll, Inc., Sr. Sub. Note, 10.875% due 3/15/06......................       110,750
-----------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 10.4%
    50,000    B2*       Australis Holdings Pty Ltd., Unit, step bond to yield 15.000% due
                          11/1/02............................................................        29,500
   100,000    B         Cablevision Systems Co., Sr. Sub. Debenture, 9.875% due 2/15/13......        99,000
   100,000    B         Charter Communications Southeast, L.P., Sr. Note, 11.250% due
                          3/15/06............................................................       104,750
   100,000    B-        Diamond Cable Communications PLC, Sr. Discount Note, step bond to
                          yield 11.429% due 12/15/05.........................................        71,500
   100,000    B         International Cabletel, Inc., Sr. Note, step bond to yield 11.941%
                          due 2/1/06.........................................................        68,000
   100,000    BB+       Rogers Cablesystems Ltd., Sr. Secured 2nd Priority Note,   10.000%
                          due 3/15/05........................................................       107,125
   100,000    BB        Telewest PLC, Sr. Discount Debenture, step bond to yield 11.504% due
                          10/1/07............................................................        69,750
-----------------------------------------------------------------------------------------------------------
                                                                                                    549,625
-----------------------------------------------------------------------------------------------------------
CHEMICALS & PLASTICS -- 5.2%
   100,000    B-        Astor Corp., Sr. Sub. Note, 10.500% due 10/15/06@....................       103,250
   100,000    B3*       Crain Industries Inc., Sr. Sub. Note, 13.500% due 8/15/05............       113,250
   100,000    B+        Sterling Chemicals Holdings Inc., Sr. Discount Note, step bond to
                          yield 12.485% due 8/15/08..........................................        58,500
-----------------------------------------------------------------------------------------------------------
                                                                                                    275,000
-----------------------------------------------------------------------------------------------------------
CLOTHING & TEXTILES -- 1.9%
   100,000    B+        Westpoint Stevens, Inc., Sr. Sub. Debenture, 9.375% due 12/15/05.....       103,000
-----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 4.5%
   100,000    BB-       American Safety Razor Co., Sr. Note, 9.875% due 8/1/05...............       106,125
    50,000    NR        ICON Fitness Corp., Sr. Discount Note, step bond to yield 14.000% due
                          11/15/06...........................................................        26,250
   100,000    B         Simmons Co., Sr. Sub. Note, 10.750% due 4/15/06......................       104,750
-----------------------------------------------------------------------------------------------------------
                                                                                                    237,125
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT      RATING                                  SECURITY                                     VALUE
-----------------------------------------------------------------------------------------------------------
CONTAINER & GLASS PRODUCTS -- 3.1%
$  100,000    BB        Owens Illinois, Inc., Sr. Amortizing Debenture, 11.000% due
                          12/1/03............................................................   $   111,750
    50,000    B         U.S. Can Corp., Sr. Sub. Note, 10.125% due 10/15/06@.................        52,625
-----------------------------------------------------------------------------------------------------------
                                                                                                    164,375
-----------------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICES & EQUIPMENT -- 1.0%
    50,000    B+        Allied Waste North America, Inc., Sr. Sub. Note, 10.250% due
                          12/1/06@...........................................................        52,750
-----------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS -- 4.1%
   100,000    B1*       Ralph's Grocery Co., Sr. Note, 10.450% due 6/15/04...................       106,500
   100,000    B-        Smith's Food & Drug Centers, Inc., Sr. Sub. Note, 11.250% due
                          5/15/07............................................................       111,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    217,500
-----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 3.1%
    50,000    B2*       International Home Foods Inc., Sr. Sub. Note, 10.375% due 11/1/06@...        52,000
   100,000    B2*       Van de Kamp, Inc., Sr. Sub. Note, 12.000% due 9/15/05................       110,750
-----------------------------------------------------------------------------------------------------------
                                                                                                    162,750
-----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 2.9%
   100,000    B         Four M Corp., Sr. Secured Note, 12.000% due 6/1/06...................       105,500
    50,000    B-        Riverwood International Corp., Sr. Sub. Note, 10.875% due 4/1/08.....        46,250
-----------------------------------------------------------------------------------------------------------
                                                                                                    151,750
-----------------------------------------------------------------------------------------------------------
HEALTHCARE -- 4.1%
   100,000    B         Dade International, Inc., Sr. Sub. Note, 11.125% due 5/1/06..........       108,250
   100,000    Ba3*      Tenet Healthcare Corp., Sr. Sub. Note, 10.125% due 3/1/05............       110,625
-----------------------------------------------------------------------------------------------------------
                                                                                                    218,875
-----------------------------------------------------------------------------------------------------------
HOTELS, MOTELS, INNS & CASINOS -- 2.0%
   100,000    B-        Courtyard By Marriott II L.P., Sr. Note, 10.750% due 2/1/08..........       106,250
-----------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 5.0%
   100,000    B2*       AMF Group Inc., Sr. Discount Note, step bond to yield 11.960% due
                          3/15/06............................................................        66,250
   100,000    B         Cobblestone Golf Group Inc., Sr. Note, 11.500% due 6/1/03............       104,500
   100,000    B         Six Flags Theme Parks, Sr. Sub. Discount Note, step bond to yield
                          12.500% due 6/15/05................................................        94,125
-----------------------------------------------------------------------------------------------------------
                                                                                                    264,875
-----------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT -- 3.0%
    50,000    B-        Alvey Systems Inc., Sr. Sub. Note, 11.375% due 1/31/03...............        52,750
   100,000    B3*       Tokheim Corp., Sr. Sub. Note, 11.500% due 8/1/06@....................       106,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    158,750
-----------------------------------------------------------------------------------------------------------
METALS & MINING -- 1.9%
   100,000    B-        Royal Oak Mines, Inc., Sr. Sub. Note, 11.000% due 8/15/06............       100,750
-----------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 3.4%
   150,000    B         Affiliated Newspaper Investments, Inc., Sr. Discount Note, step bond
                          to yield 12.262% due 7/1/06........................................       124,875
    50,000    B-        Peterson Publishing Co., L.L.C., Sr. Sub. Note, 11.125% due
                          11/15/06...........................................................        52,500
-----------------------------------------------------------------------------------------------------------
                                                                                                    177,375
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT      RATING                                  SECURITY                                     VALUE
-----------------------------------------------------------------------------------------------------------
SERVICES -- 2.0%
$   50,000    B*        Intertek Finance PLC, Sr. Sub. Note, 10.250% due 11/1/06@............   $    51,875
    50,000    B+        Ryder TRS, Inc., Sr. Sub. Note, 10.000% due 12/1/06@.................        52,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    103,875
-----------------------------------------------------------------------------------------------------------
STEEL -- 3.8%
   100,000    B         EnviroSource, Sr. Note, 9.750% due 6/15/03...........................        93,125
   100,000    B         GS Technologies Operating Co., Inc., Sr. Note, 12.250% due 10/1/05...       105,250
-----------------------------------------------------------------------------------------------------------
                                                                                                    198,375
-----------------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 6.9%
   100,000    BB        Gearbulk Holding Ltd., Sr. Note, 11.250% due 12/1/04.................       110,250
    50,000    B1*       Statia Terminals, 1st Mortgage Note, 11.750% due 11/15/03@...........        52,000
   100,000    Ba2*      Stena AB, Sr. Note, 10.500% due 12/15/05.............................       107,750
   100,000    B         Trism, Inc., Sr. Sub. Note, 10.750% due 12/15/00.....................        96,250
-----------------------------------------------------------------------------------------------------------
                                                                                                    366,250
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 11.7%
   100,000    NR        Brooks Fiber Properties, Inc. Sr. Discount Note, step bond to yield
                          11.524% due 3/1/06.................................................        67,000
   100,000    NR        Millicom International Cellular, S.A., Sr. Sub. Discount Note, step
                          bond to yield 13.270% due 6/1/06...................................        62,000
   100,000    B3*       Nextel Communications, Inc., Sr. Discount Note, step bond to yield
                          13.986% due 8/15/04................................................        68,250
    50,000    B2*       PhoneTel Technologies, Inc., Sr. Note, 12.000% due 12/15/06..........        51,875
   100,000    CCC+      Sygnet Wireless, Inc., Sr. Note, 11.500% due 10/1/06.................       103,750
   100,000    B1*       Teleport Communications Group, Inc., Sr. Discount Note, step bond to
                          yield 10.828% due 7/1/07...........................................        69,125
   100,000    B2*       U.S.A. Mobile Communications Inc., Sr. Note, 9.500% due 2/1/04.......        95,375
   100,000    B+        Vanguard Cellular Systems Inc., Debenture, 9.375% due 4/15/06........       100,750
-----------------------------------------------------------------------------------------------------------
                                                                                                    618,125
-----------------------------------------------------------------------------------------------------------
UTILITIES -- 3.0%
   100,000    BB        California Energy Co., Inc., Sr. Discount Note, step bond to yield
                          9.369% due 1/15/04.................................................       105,750
    50,000    BB-       El Paso Electric Co., 1st Mortgage Note, 9.400% due 5/1/11...........        53,250
-----------------------------------------------------------------------------------------------------------
                                                                                                    159,000
-----------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS (Cost -- $4,972,025)                                5,178,000
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                              SECURITY                                     VALUE
-----------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK -- 2.0%
TELECOMMUNICATIONS & CELLULAR -- 2.0%
$    1,029              K-III Communications Corp., Series B, Payment-in-kind
                          (Cost -- $104,127).................................................     $ 103,935
-----------------------------------------------------------------------------------------------------------
WARRANTS -- 0.1%
CHEMICALS & PLASTICS -- 0.1%
       100              Sterling Chemicals Holdings, Inc., Expires 8/15/08 (Cost -- $0)......         3,500
-----------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $5,076,152**).....................    $5,285,435
-----------------------------------------------------------------------------------------------------------

@ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 25 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           FEDERATED STOCK PORTFOLIO

  SHARES                                          SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%
---------------------------------------------------------------------------------------------------------
AEROSPACE -- 4.5%
        33    Boeing Co. .....................................................................   $  3,510
       328    Lockheed Martin Corp. ..........................................................     30,023
       800    Rockwell International Corp. ...................................................     48,700
       700    Textron Inc. ...................................................................     65,975
---------------------------------------------------------------------------------------------------------
                                                                                                  148,208
---------------------------------------------------------------------------------------------------------
AIRLINES -- 1.2%
     1,400    KLM Royal Dutch Airlines........................................................     39,025
---------------------------------------------------------------------------------------------------------
APPAREL -- 1.0%
       500    V.F. Corp. .....................................................................     33,750
---------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.8%
       500    General Motors Corp.............................................................     27,875
---------------------------------------------------------------------------------------------------------
BANKING -- 3.9%
       600    Chase Manhattan Corp. ..........................................................     53,550
       400    Citicorp........................................................................     41,200
       800    National City Corp. ............................................................     35,900
---------------------------------------------------------------------------------------------------------
                                                                                                  130,650
---------------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.2%
       339    Martin Marietta Materials.......................................................      7,882
---------------------------------------------------------------------------------------------------------
BUSINESS SYSTEMS -- 1.3%
     1,000    Electronic Data Systems.........................................................     43,250
---------------------------------------------------------------------------------------------------------
CHEMICALS -- 5.6%
       700    BetzDearborn Inc. ..............................................................     40,950
       400    E.I. du Pont de Nemours & Co. ..................................................     37,750
       500    FMC Corp.+......................................................................     35,063
       700    Great Lakes Chemical Corp. .....................................................     32,725
     1,000    Morton International Inc. ......................................................     40,750
---------------------------------------------------------------------------------------------------------
                                                                                                  187,238
---------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 4.8%
     1,000    AT & T Corp. ...................................................................     43,500
       700    GTE Corp. ......................................................................     31,850
     2,600    MCI Communications..............................................................     84,988
---------------------------------------------------------------------------------------------------------
                                                                                                  160,338
---------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.1%
       400    Kimberly-Clark..................................................................     38,100
---------------------------------------------------------------------------------------------------------
COSMETICS -- 1.0%
       600    Avon Products...................................................................     34,275
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           FEDERATED STOCK PORTFOLIO

  SHARES                                          SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
DRUGS -- 4.6%
       800    American Home Products..........................................................     46,900
       600    Bristol Myers Squibb............................................................     65,250
       500    Merck & Co. Inc. ...............................................................     39,625
---------------------------------------------------------------------------------------------------------
                                                                                                  151,775
---------------------------------------------------------------------------------------------------------
ENERGY -- 2.0%
     1,600    Occidental Petroleum Corp. .....................................................     37,400
     1,200    TECO Energy.....................................................................     28,950
---------------------------------------------------------------------------------------------------------
                                                                                                   66,350
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.8%
       500    Dean Witter Discover and Co.....................................................     33,125
     1,500    Federal National Mortgage Association...........................................     55,875
     1,300    H & R Block Inc. ...............................................................     37,700
---------------------------------------------------------------------------------------------------------
                                                                                                  126,700
---------------------------------------------------------------------------------------------------------
FOOD PROCESSING -- 3.3%
       400    CPC International...............................................................     31,000
       600    H.J. Heinz & Co. ...............................................................     21,450
     2,300    IBP Inc. .......................................................................     55,775
---------------------------------------------------------------------------------------------------------
                                                                                                  108,225
---------------------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 2.6%
       900    Abbott Laboratories.............................................................     45,675
       900    United Healthcare...............................................................     40,500
---------------------------------------------------------------------------------------------------------
                                                                                                   86,175
---------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.6%
     2,300    Rubbermaid Inc. ................................................................     52,325
---------------------------------------------------------------------------------------------------------
INDUSTRIAL CONTROLS -- 3.2%
       600    Unilever N.V. New York Shares...................................................    105,150
---------------------------------------------------------------------------------------------------------
INSURANCE -- 7.5%
     1,000    Allstate Corp. .................................................................     57,875
       600    Cigna Corp. ....................................................................     81,975
       700    Marsh & McLennan Inc. ..........................................................     72,800
       700    Providian Corp. ................................................................     35,962
---------------------------------------------------------------------------------------------------------
                                                                                                  248,612
---------------------------------------------------------------------------------------------------------
MEDIA GROUP -- 1.4%
       600    Gannett Inc. ...................................................................     44,925
---------------------------------------------------------------------------------------------------------
MEDICAL -- 2.7%
     1,700    Biomet Inc. ....................................................................     25,712
       900    Columbia HCA Healthcare Corp. ..................................................     36,675
     2,200    Healthsource Inc. ..............................................................     28,875
---------------------------------------------------------------------------------------------------------
                                                                                                   91,262
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           FEDERATED STOCK PORTFOLIO

  SHARES                                          SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
OIL & GAS -- 11.2%
     1,100    Baker Hughes Inc. ..............................................................     37,950
       900    Chevron Corp. ..................................................................     58,500
       500    Exxon Corp. ....................................................................     49,000
       200    Royal Dutch Petroleum New York Registered Shares................................     34,150
       600    Texaco..........................................................................     58,875
     1,538    Union Pacific Resources.........................................................     44,986
     2,200    USX Marathon Group Inc. ........................................................     52,525
       500    Western Atlas Inc.+ ............................................................     35,438
---------------------------------------------------------------------------------------------------------
                                                                                                  371,424
---------------------------------------------------------------------------------------------------------
PHARMACEUTICAL -- 1.0%
       500    Smithkline Beecham Inc. ........................................................     34,000
---------------------------------------------------------------------------------------------------------
RETAIL -- 6.2%
     1,300    Dayton-Hudson Corp. ............................................................     51,025
     1,200    Sears Roebuck & Co. ............................................................     55,350
     1,000    Tambrands, Inc..................................................................     40,875
     2,500    Walmart Corp....................................................................     57,188
---------------------------------------------------------------------------------------------------------
                                                                                                  204,438
---------------------------------------------------------------------------------------------------------
STEEL & IRON -- 1.9%
     1,100    Allegheny Teledyne Inc..........................................................     25,300
     3,200    LTV Corp. ......................................................................     38,000
---------------------------------------------------------------------------------------------------------
                                                                                                   63,300
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 7.5%
       900    AMP, Inc........................................................................     34,537
     1,200    C.R. Bard Inc...................................................................     33,600
       300    Intel Corp. ....................................................................     39,281
       500    General Electric Co. ...........................................................     49,438
       600    General Motors Class H Shares...................................................     33,750
       100    International Business Machines.................................................     15,100
       324    Lucent Technologies Inc.........................................................     14,985
       600    Raytheon........................................................................     28,875
---------------------------------------------------------------------------------------------------------
                                                                                                  249,566
---------------------------------------------------------------------------------------------------------
TOBACCO -- 4.2%
       400    Loews Corp. ....................................................................     37,700
       900    Philip Morris Co. ..............................................................    101,363
---------------------------------------------------------------------------------------------------------
                                                                                                  139,063
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           FEDERATED STOCK PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
UTILITIES -- 6.5%
     1,000    CMS Energy Corp. .............................................................   $   33,625
       700    Columbia Gas Systems Inc. ....................................................       44,537
     1,100    Enron Corp. ..................................................................       47,437
       700    FPL Group.....................................................................       32,200
     1,400    Pacific Gas & Electric Co. ...................................................       29,400
     1,300    Southern Co. .................................................................       29,413
---------------------------------------------------------------------------------------------------------
                                                                                                  216,612
---------------------------------------------------------------------------------------------------------
VISION CARE -- 1.0%
       900    Bausch & Lomb Inc. ...........................................................       31,500
---------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT -- 1.6%
     2,000    Browning-Ferris Industries....................................................       52,500
---------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCKS (Cost -- $2,957,604)......................................    3,294,493
---------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.8%
FOODS -- 0.8%
       700    Dole Food Co. (Cost -- $28,728)...............................................       25,112
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $2,986,332*)...............................   $3,319,605
---------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA              --   Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA               --   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A                --   Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB              --   Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B and CCC    --   Debt rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and
                      CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa              --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
                      Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa               --   Bonds that are rated "Aa" are judged to be of high quality by all standards.
                      Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A                --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa              --   Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba               --   Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                --   Bonds that are rated "B" generally lack characteristics of desirable investments.
                      Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
NR               --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1996

                                                                          LAZARD            MFS
                                                       TRAVELERS       INTERNATIONAL     EMERGING       FEDERATED      FEDERATED
                                                      QUALITY BOND         STOCK          GROWTH        HIGH YIELD       STOCK
                                                       PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.............................     $5,163,204       $ 3,876,736     $12,362,283     $5,076,152     $2,986,332
  Foreign currency -- Cost........................             --             6,909              --             --             --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...........................     $5,211,221       $ 4,187,773     $12,343,059     $5,285,435     $3,319,605
  Foreign currency, at value......................             --             7,036              --             --             --
  Cash............................................             66           123,778         269,334         10,289         55,732
  Dividends and interest receivable...............         66,124             7,415           1,233         90,286          6,592
  Receivable for Fund shares sold.................             --               722         314,685             --             --
  Receivable from affiliate.......................         15,875            24,115          26,170         18,561         21,039
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS....................................      5,293,286         4,350,839      12,954,481      5,404,571      3,402,968
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased................             --             6,430              --             --             --
  Accrued expenses................................         20,767            22,080          30,635         23,468         23,441
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...............................         20,767            28,510          30,635         23,468         23,441
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................     $5,272,519       $ 4,322,329     $12,923,846     $5,381,103     $3,379,527
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.................................     $5,224,502       $ 4,009,241     $12,953,381     $5,170,633     $3,046,254
  Undistributed net investment income.............             --             9,721              --          1,187             --
  Accumulated loss from security transactions
     and foreign currencies.......................             --            (7,700)        (10,311)            --             --
  Net unrealized appreciation (depreciation) of
     investments and foreign currencies...........         48,017           311,067         (19,224)       209,283        333,273
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................     $5,272,519       $ 4,322,329     $12,923,846     $5,381,103     $3,379,527
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING................................        522,059           400,880       1,225,164        516,375        304,332
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE........................         $10.10            $10.78          $10.55         $10.42         $11.10
---------------------------------------------------------------------------------------------------------------------------------
                                               SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 1996

                                                                               TRAVELERS       LAZARD             MFS
                                                                               QUALITY      INTERNATIONAL      EMERGING
                                                                                 BOND           STOCK           GROWTH
                                                                               PORTFOLIO(1) PORTFOLIO(2)     PORTFOLIO(1)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................................   $110,570       $   9,753        $    20,837
  Dividends.................................................................         --          21,160             32,401
  Less: Foreign withholding tax.............................................         --          (2,622)                --
--------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................................    110,570          28,291             53,238
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................................     14,000          14,000             14,000
  Investment advisory fees (Note 2).........................................      5,626          13,997             15,666
  Shareholder & system service fees.........................................      2,600           3,397              5,000
  Shareholder communications................................................      2,000           1,180              6,000
  Registration fees.........................................................      1,650           1,215                250
  Pricing service fees......................................................      1,500           2,822              1,500
  Administration fees (Note 2)..............................................      1,043           1,031              1,253
  Trustee's fees............................................................      1,000           2,000              2,000
  Custody fees..............................................................        200           8,147              6,500
  Other.....................................................................      1,000             900              1,000
--------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................................     30,619          48,689             53,169
  Less: Expense reimbursement (Note 2)......................................    (17,570)        (27,482)           (33,326)
--------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES..............................................................     13,049          21,207             19,843
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................................     97,521           7,084             33,395
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
(NOTE 3):
  Realized Gain (Loss) From:
     Securities transactions (excluding short-term securities)..............     31,374          (7,700)             2,110
     Foreign currency transactions..........................................         --           2,637                 --
--------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................................     31,374          (5,063)             2,110
--------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments
  and Foreign Currencies:
     Beginning of period....................................................         --              --                 --
     End of period..........................................................     48,017         311,067            (19,224)
--------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....................     48,017         311,067            (19,224)
--------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES.......................     79,391         306,004            (17,114)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................................   $176,912       $ 313,088        $    16,281
--------------------------------------------------------------------------------------------------------------------------


                                                                               FEDERATED        FEDERATED
                                                                               HIGH YIELD         STOCK
                                                                              PORTFOLIO(1)     PORTFOLIO(1)
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................................    $168,489         $  3,116
  Dividends.................................................................       2,877           24,691
  Less: Foreign withholding tax.............................................          --             (195)
--------------------------------------------------------------------------------------------------------------------------

  TOTAL INVESTMENT INCOME...................................................     171,366           27,612
--------------------------------------------------------------------------------------------------------------------------

EXPENSES:
  Audit and legal...........................................................      14,000           14,000
  Investment advisory fees (Note 2).........................................      11,448            6,901
  Shareholder & system service fees.........................................       2,500            3,000
  Shareholder communications................................................       3,000            3,000
  Registration fees.........................................................       1,500              950
  Pricing service fees......................................................       1,000            1,000
  Administration fees (Note 2)..............................................       1,057              662
  Trustee's fees............................................................       2,000            2,000
  Custody fees..............................................................       1,000            1,000
  Other.....................................................................       1,000            1,000
--------------------------------------------------------------------------------------------------------------------------

  TOTAL EXPENSES............................................................      38,505           33,513
  Less: Expense reimbursement (Note 2)......................................     (21,773)         (23,023)
--------------------------------------------------------------------------------------------------------------------------

  NET EXPENSES..............................................................      16,732           10,490
--------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME.......................................................     154,634           17,122
--------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
(NOTE 3):
  Realized Gain (Loss) From:
     Securities transactions (excluding short-term securities)..............      16,573           29,045
     Foreign currency transactions..........................................          --               --
--------------------------------------------------------------------------------------------------------------------------

  NET REALIZED GAIN (LOSS)..................................................      16,573           29,045
--------------------------------------------------------------------------------------------------------------------------

  Change in Net Unrealized Appreciation (Depreciation) of Investments
  and Foreign Currencies:
     Beginning of period....................................................          --               --
     End of period..........................................................     209,283          333,273
--------------------------------------------------------------------------------------------------------------------------

  INCREASE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....................     209,283          333,273
--------------------------------------------------------------------------------------------------------------------------

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES.......................     225,856          362,318
--------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS......................................    $380,490         $379,440
--------------------------------------------------------------------------------------------------------------------------


(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.
(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS      FOR THE PERIOD ENDED DECEMBER 31, 1996

                                                                    LAZARD             MFS
                                                 TRAVELERS       INTERNATIONAL       EMERGING        FEDERATED        FEDERATED
                                                QUALITY BOND         STOCK            GROWTH         HIGH YIELD         STOCK
                                                PORTFOLIO(1)     PORTFOLIO(2)      PORTFOLIO(1)     PORTFOLIO(1)     PORTFOLIO(1)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income......................    $   97,521       $     7,084      $     33,395      $  154,634       $   17,122
  Net realized gain (loss)...................        31,374            (5,063)            2,110          16,573           29,045
  Increase in net unrealized appreciation
     (depreciation)..........................        48,017           311,067           (19,224)        209,283          333,273
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....       176,912           313,088            16,281         380,490          379,440
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................       (97,521)               --           (33,395)       (153,447)         (17,122)
  Net realized gain..........................       (31,374)               --           (12,421)        (16,573)         (29,045)
  Capital....................................            --                --           (13,669)             --           (1,834)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
     TO SHAREHOLDERS.........................      (128,895)               --           (59,485)       (170,020)         (48,001)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares...........     5,094,655         4,009,241        12,907,565       5,000,613        3,000,087
  Net asset value of shares issued for
     reinvestment of dividends...............       129,847                --            59,485         170,020           48,001
  Cost of shares reacquired..................            --                --                --              --               --
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS............................     5,224,502         4,009,241        12,967,050       5,170,633        3,048,088
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.......................     5,272,519         4,322,329        12,923,846       5,381,103        3,379,527
NET ASSETS:
  Beginning of period........................            --                --                --              --               --
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*.............................    $5,272,519       $ 4,322,329      $ 12,923,846      $5,381,103       $3,379,527
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
  income of: ................................            --            $9,721                --          $1,187               --
---------------------------------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.
(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield and Federated Stock Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eight other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as practical after the Portfolios are informed of the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     As of December 31, 1996, there were no open forward foreign currency contracts.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY") and Federated Stock ("FSP") Portfolios. TQB, LIS, MEG, FHY and FSP each pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233%, 0.35%, 0.375%, 0.25% and 0.25%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), and Federated Investment Counseling ("Federated"). Pursuant to each sub-advisory

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

agreement, Lazard and MFS are responsible for the day-to-day portfolio operations and investment decisions for LIS and MEG, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result the Portfolios pay the following fees calculated at an annual rate:

          - LIS pays Lazard 0.475% of the average daily net assets

          - MEG pays MFS 0.375% of the average daily net assets

          - FHY and FSP pay Federated 0.40% and 0.375%, respectively, of their average daily net assets.
          These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"). Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the period ended December 31, 1996, Travelers Insurance waived all of its fees for the Portfolios, and agreed to reimburse TQB, LIS, MEG, FHY, and FSP for expenses in the amounts of $10,901, $12,454, $16,407, $9,268, and $15,460, respectively.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the period ended December 31, 1996 were as follows:

                                  PORTFOLIO                                      PURCHASES       SALES
---------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio.............................................   $ 6,364,236    $1,722,974
Lazard International Stock Portfolio.........................................     4,217,499       338,429
MFS Emerging Growth Portfolio................................................    12,537,794     2,877,226
Federated High Yield Portfolio...............................................     6,217,322     1,187,938
Federated Stock Portfolio....................................................     3,323,315       366,028
---------------------------------------------------------------------------------------------------------

     At December 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were approximately as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                              UNREALIZED      UNREALIZED     APPRECIATION
                         PORTFOLIO                           APPRECIATION*   DEPRECIATION*  (DEPRECIATION)*
-----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio...........................    $  53,715      $   (5,698)      $ 48,017
Lazard International Stock Portfolio.......................      419,792        (108,755)       311,037
MFS Emerging Growth Portfolio..............................      419,270        (438,494)       (19,224)
Federated High Yield Portfolio.............................      240,789         (31,506)       209,283
Federated Stock Portfolio..................................      377,125         (43,852)       333,273
-----------------------------------------------------------------------------------------------------------

* Substantially the same for Federal income tax purposes.

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     5.  FUTURES CONTRACTS

     The LIS and MEG Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the Schedule of Investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of December 31, 1996, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The LIS, MEG and FHY Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be increased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Portfolios had no open purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 1996, the Portfolios did not write any options.

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, LIS had, for Federal income tax purposes, approximately $7,000 of capital loss carryforwards available to offset future realized capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                                       PERIOD ENDED
                                                                                    DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO(1):
Shares sold.....................................................................           509,203
Shares issued on reinvestment...................................................            12,856
Shares redeemed.................................................................                --
------------------------------------------------------------------------------------------------------
Net Increase....................................................................           522,059
------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO(2):
Shares sold.....................................................................           400,880
Shares issued on reinvestment...................................................                --
Shares redeemed.................................................................                --
------------------------------------------------------------------------------------------------------
Net Increase....................................................................           400,880
------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO(1):
Shares sold.....................................................................         1,219,526
Shares issued on reinvestment...................................................             5,638
Shares redeemed.................................................................                --
------------------------------------------------------------------------------------------------------
Net Increase....................................................................         1,225,164
------------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO(1):
Shares sold.....................................................................           500,058
Shares issued on reinvestment...................................................            16,317
Shares redeemed.................................................................                --
------------------------------------------------------------------------------------------------------
Net Increase....................................................................           516,375
------------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO(1):
Shares sold.....................................................................           300,008
Shares issued on reinvestment...................................................             4,324
Shares redeemed.................................................................                --
------------------------------------------------------------------------------------------------------
Net Increase....................................................................           304,332
------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout the period:

                                                                     LAZARD           MFS
                                                    TRAVELERS     INTERNATIONAL     EMERGING      FEDERATED      FEDERATED
                                                   QUALITY BOND       STOCK          GROWTH       HIGH YIELD       STOCK
                                                   PORTFOLIO(1)   PORTFOLIO(2)    PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(1)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............     $10.00         $ 10.00          $10.00        $10.00         $10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3).......................       0.19            0.02            0.03          0.31           0.06
  Net realized and unrealized gains..............       0.16            0.76            0.57          0.46           1.20
----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations.....................       0.35            0.78            0.60          0.77           1.26
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
  Net investment income..........................      (0.19)             --           (0.03)        (0.31)         (0.06)
  Net realized gains.............................      (0.06)             --           (0.01)        (0.04)         (0.09)
  Capital........................................         --              --           (0.01)           --          (0.01)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions..............................      (0.25)             --           (0.05)        (0.35)         (0.16)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................     $10.10         $ 10.78          $10.55        $10.42         $11.10
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++...................................       3.56%           7.80%           6.00%         7.61%         12.61%
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)................     $5,273         $ 4,322        $ 12,924        $5,381         $3,380
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(3)....................................       0.75%           1.25%           0.95%         0.95%          0.95%
  Net investment income..........................       5.62            0.42            0.55          8.78           1.55
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................         35%              9%             49%           23%            11%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS...................................         --           $0.01           $0.03            --          $0.05
----------------------------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(3) The Travelers has waived all of its fees for the period ended December 31, 1996. In addition, The Travelers has agreed to reimburse the Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, and Federated Stock Portfolio for $10,901, $12,454, $16,407, $9,268, and $15,460, respectively, of the Portfolios' expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              PER SHARE DECREASE            EXPENSE RATIOS WITHOUT
                        PORTFOLIO                          IN NET INVESTMENT INCOME     FEE WAIVERS AND REIMBURSEMENT+
----------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio.........................           $ 0.03                           1.76%
Lazard International Stock Portfolio.....................             0.07                           2.87
MFS Emerging Growth Portfolio............................             0.06                           2.09
Federated High Yield Portfolio...........................             0.04                           2.19
Federated Stock Portfolio................................             0.08                           3.03

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield and Federated Stock Portfolios ("Portfolios") of the Travelers Series Trust ("Trust") as of December 31, 1996, and the related statements of operations, statements of changes in net assets and financial highlights for the period from August 30, 1996 (commencement of operations) to December 31, 1996 with respect to the Travelers Quality Bond, MFS Emerging Growth, Federated High Yield and Federated Stock Portfolios and for the period from August 1, 1996 (commencement of operations) to December 31, 1996 with respect to the Lazard International Stock Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 1996, the results of their operations, the changes in their net assets and their financial highlights for the period from August 30, 1996 to December 31, 1996 with respect to the Travelers Quality Bond, MFS Emerging Growth, Federated High Yield and Federated Stock Portfolios and for the period from August 1, 1996 to December 31, 1996 with respect to the Lazard International Stock Portfolio, in conformity with generally accepted accounting principles.

                                      /s/ KPMG PEAT MARKWICK LLP

New York, New York
February 19, 1997

                              Investment Advisers

THE TRAVELERS SERIES TRUST: TRAVELERS QUALITY BOND, LAZARD INTERNATIONAL STOCK,
    MFS EMERGING GROWTH, FEDERATED HIGH YIELD AND FEDERATED STOCK PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodian

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contractowners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield and Federated Stock Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (12-96) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1996


                THE TRAVELERS SERIES TRUST:

                ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
                ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
                ZERO COUPON BOND FUND PORTFOLIO SERIES 2005


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIOS: SERIES 1998, 2000,
2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for The Travelers Series
Trust: Zero Coupon Bond Fund Portfolios: Series 1998, 2000, and 2005 for the year ended December 31, 1996. In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 invested in each Portfolio since inception date can also be found in this report. A more detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow in this report.

ECONOMIC REVIEW AND OUTLOOK

As 1996 began, the federal government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board ("Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policy makers at the Fed decided to hold steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two-thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels (particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow from 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than overall U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.5% for the quarter and 4.1% for the full year. For the year, the Lehman Long Government/Corporate Index provided a total return of only 0.1%. Treasury bonds with maturities longer than 10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives, Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issues continue to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

ZERO COUPON BOND FUND PORTFOLIO PERFORMANCE

The three Zero Coupon Bond Fund Portfolios commenced operations on October 11, 1995. These funds were set up as an option for the new Travelers Single Premium Variable Universal Life Product offered by The Travelers Insurance Company and The Travelers Life and Annuity Company. The three funds have target maturity dates of December 1998, December 2000, and December 2005. The Portfolios invest primarily in U.S. Treasury zero coupon bonds which provide a "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S. Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer a return based on the difference between the purchase price and the value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

To enhance performance, we have added corporate zero coupons and other spread assets, such as senior notes. Because spread assets are difficult to find, we vary the maturities within a year or two range to increase the universe of spread assets. We balance the Portfolio's maturities to match the interest rate risk of a zero coupon with the Portfolio's target maturity date.

  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

The Zero Coupon Bond Fund Portfolio Series 1998 had a total return of 3.94% for the year ended December 31, 1996.

  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

The Zero Coupon Bond Fund Portfolio Series 2000 had a total return of 2.76% for the year ended December 31, 1996.

  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

The Zero Coupon Bond Fund Portfolio Series 2005 had a total return of 0.90% for the year ended December 31, 1996.

In closing, we thank you for investing in The Travelers Series Trust Zero Coupon Bond Fund Portfolios. We look forward to serving your investment needs.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

January 20, 1997

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
(UNAUDITED)

              AVERAGE ANNUAL RETURNS
   ---------------------------------------------
   Year Ended 12/31/96                   3.94%
   10/11/95* through 12/31/96            6.56%
   *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1996. The Merrill Lynch Zero Coupon Index - 2 year comprised of U.S. Government Stripped Securities which have a maturity not greater than two years.

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
(UNAUDITED)

              AVERAGE ANNUAL RETURNS
   ---------------------------------------------
   Year Ended 12/31/96                     2.76%
   10/11/95* through 12/31/96              5.96%
   *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1996. The Merrill Lynch Zero Coupon Index - 5 year comprised of U.S. Government Stripped Securities which have a maturity not greater than five years.

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)

              AVERAGE ANNUAL RETURNS
   ---------------------------------------------
   Year Ended 12/31/96                     0.90%
   10/11/95* through 12/31/96              5.80%
   *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1996. The Merrill Lynch Zero Coupon Index - 10 year is comprised of U.S. Government Stripped Securities which have a maturity not greater than ten years.

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1996

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

  FACE
 AMOUNT     RATING                                   SECURITY                                    VALUE
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 68.1%
$818,000     AAA      U.S. Treasury Notes, Stripped Principal Payment only due 11/15/98.....   $  734,801
 150,000     AAA      U.S. Treasury Notes, Stripped Principal Payment only due 2/15/99......      132,633
---------------------------------------------------------------------------------------------------------
                      TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $866,890)....................      867,434
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 15.7%
---------------------------------------------------------------------------------------------------------
AUTOMOBILE -- 3.9%
  48,000     A-       General Motors Acceptance Corp., notes, 7.500% due 5/26/00............       49,445
---------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 4.1%
  63,000     BBB-     Six Flags Entertainment Corp., zero coupon senior note to yield
                      6.512% due 12/15/99...................................................       51,818
---------------------------------------------------------------------------------------------------------
FINANCE -- 7.7%
  60,000     A        Avco Financial Services Inc., zero coupon structure note to yield
                      6.420% due 12/16/98...................................................       53,090
  50,000     A2*      Sears Overseas Financial NV, zero coupon bond to yield 5.689% due
                      7/12/98...............................................................       45,687
---------------------------------------------------------------------------------------------------------
                                                                                                   98,777
---------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES (Cost -- $201,892)....................      200,040
---------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 16.2%
---------------------------------------------------------------------------------------------------------
BANKING -- 7.9%
  60,000     A1*      Chemical New York NV Corp., zero coupon bond   to yield 6.850% due
                        2/16/99.............................................................       50,287
  60,000     NR       International Bank of Reconstruction & Development, zero coupon bond
                        to yield 6.853% due 4/16/99.........................................       50,010
---------------------------------------------------------------------------------------------------------
                                                                                                  100,297
---------------------------------------------------------------------------------------------------------
FOOD -- 4.2%
  62,000     A1*      PepsiCo, Inc., zero coupon note to yield 6.522% due 5/25/99...........       53,824
---------------------------------------------------------------------------------------------------------
INSURANCE -- 4.1%
  60,000     AA       New England Life, zero coupon bond to yield 6.772% due 2/1/99.........       52,688
---------------------------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS AND NOTES (Cost -- $210,187)......................      206,809
---------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -- $1,278,969**)......................   $1,274,283
---------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

  FACE
 AMOUNT     RATING                                   SECURITY                                    VALUE
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 58.8%
$621,000     AAA      U.S. Treasury Notes, Stripped Principal Payment only due 11/15/00.....   $  492,168
 438,000     AAA      U.S. Treasury Notes, Stripped Principal Payment only due 2/15/01......      341,680
  74,000     AAA      U.S. Treasury Notes, Stripped Principal Payment only due 11/15/02.....       51,622
  40,000     AAA      U.S. Treasury Notes, Stripped Principal Payment only due 2/15/03......       27,414
---------------------------------------------------------------------------------------------------------
                      TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $915,027)....................      912,884
---------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
  62,000     AAA      Federal Home Loan Mortgage Corp., zero coupon bond to yield 7.182%
                        due 9/15/18 (Cost -- $50,008).......................................       49,638
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 18.0%
---------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 3.3%
  63,000     BBB-     Six Flags Entertainment Corp., zero coupon senior note to yield
                        6.512% due 12/15/99.................................................       51,818
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.2%
  65,000     AAA      Exxon Capital Ventures, Inc., zero coupon guaranteed note to yield
                        6.172% due 2/15/01..................................................       50,131
---------------------------------------------------------------------------------------------------------
FOODS -- 3.2%
  70,000     AA-      Archer-Daniels Midland Co., zero coupon bond to yield 6.413% due
                        5/1/02..............................................................       49,964
---------------------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 3.4%
  65,000     A-       Hospital Corp. of America, zero coupon bond to yield 7.303% due
                        6/1/00..............................................................       52,569
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.9%
  70,000     BBB-     Tele-Communications Inc., amortizing note, 9.650% due 10/1/03.........       75,950
---------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES (Cost -- $280,340)....................      280,432
---------------------------------------------------------------------------------------------------------
FOREIGN BONDS & NOTES -- 20.0%
---------------------------------------------------------------------------------------------------------
BANKING -- 6.5%
  60,000     A1*      Chemical New York NV Corp., zero coupon bond to yield 6.850% due
                        2/16/99.............................................................       50,288
  60,000     NR       International Bank of Reconstruction & Development, zero coupon bond
                        to yield 6.853% due 4/16/99.........................................       50,010
---------------------------------------------------------------------------------------------------------
                                                                                                  100,298
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.3%
  65,000     A+       American Express Co., zero coupon bond to yield 6.532% due 12/12/00...       51,268
---------------------------------------------------------------------------------------------------------
FOODS -- 3.5%
  62,000     A1*      PepsiCo, Inc., zero coupon note to yield 6.522% due 5/25/99...........       53,824
---------------------------------------------------------------------------------------------------------
GOVERNMENT -- 3.3%
  64,000     AA+      Kingdom of Sweden, zero coupon note to yield 6.040% due 7/31/00.......       51,560
---------------------------------------------------------------------------------------------------------
INSURANCE -- 3.4%
  60,000     AA       New England Life, zero coupon bond to yield 6.772% due 2/1/99.........       52,688
---------------------------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS & NOTES (Cost -- $313,414)........................      309,638
---------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -- $1,558,789**)......................   $1,552,592
---------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

   FACE
  AMOUNT      RATING                                  SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 85.4%
$1,225,000     AAA      U.S. Treasury Note, Stripped Principal Payment only due 11/15/05.....   $  695,788
 1,555,000     AAA      U.S. Treasury Note, Stripped Principal Payment only due 2/15/06......      866,182
   401,000     AAA      U.S. Treasury Note, Stripped Principal Payment only due 2/15/09......      180,622
----------------------------------------------------------------------------------------------------------
                        TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $1,721,524).................    1,742,592
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 4.8%
----------------------------------------------------------------------------------------------------------
FINANCE -- 2.4%
    80,000     A+       Grand Metro Investment, zero coupon note to yield 6.589% due
                          1/6/04.............................................................       49,500
----------------------------------------------------------------------------------------------------------
FOODS -- 2.4%
    70,000     AA-      Archer-Daniels Midland Co., zero coupon bond to yield 6.413% due
                          5/1/02.............................................................       49,965
----------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost -- $100,821)...................       99,465
----------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 9.8%
----------------------------------------------------------------------------------------------------------
BANKING -- 2.6%
    75,000     A1*      Chemical New York NV Corp., zero coupon bond to yield 7.137% due
                          2/16/02............................................................       53,578
----------------------------------------------------------------------------------------------------------
FINANCE -- 2.4%
    80,000     AAA      Exxon Capital Corp., zero coupon note to yield 6.841% due 11/15/04...       49,300
----------------------------------------------------------------------------------------------------------
FOODS -- 2.4%
    80,000     A+       General Mills, zero coupon bond to yield 7.089% due 8/15/04..........       48,100
----------------------------------------------------------------------------------------------------------
INSURANCE -- 2.4%
    80,000     AAA      American International Group, zero coupon bond to yield 6.881% due
                          8/15/04............................................................       48,400
----------------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN BONDS AND NOTES (Cost -- $199,663).....................      199,378
----------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $2,022,008**).....................   $2,041,435
----------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA   --   Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --   Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --   Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --   Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --   Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1996

                                                                    ZERO COUPON    ZERO COUPON    ZERO COUPON
                                                                     BOND FUND      BOND FUND      BOND FUND
                                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                    SERIES 1998    SERIES 2000    SERIES 2005
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,278,969, $1,558,789 and
     $2,022,008, respectively)....................................  $1,274,283     $1,552,592     $2,041,435
  Cash............................................................      26,669          8,187         62,184
  Receivable for securities sold..................................          --         51,492             --
  Interest receivable.............................................         908          1,707             --
  Receivable from affiliate.......................................      30,897         30,775         30,400
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS....................................................   1,332,757      1,644,753      2,134,019
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased................................          --         49,862         49,862
  Accrued expenses................................................      30,187         30,147         29,915
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...............................................      30,187         80,009         79,777
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................................  $1,302,570     $1,564,744     $2,054,242
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.................................................  $1,307,256     $1,573,979     $2,040,963
  Undistributed net investment income.............................          --             --          1,326
  Accumulated net realized loss on security transactions..........          --         (3,038)        (7,474)
  Net unrealized appreciation (depreciation) of investments.......      (4,686)        (6,197)        19,427
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................................  $1,302,570     $1,564,744     $2,054,242
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING................................................     130,362        157,087        206,046
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE........................................       $9.99          $9.96          $9.97
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  ZERO COUPON     ZERO COUPON     ZERO COUPON
                                                                   BOND FUND       BOND FUND       BOND FUND
                                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                  SERIES 1998     SERIES 2000     SERIES 2005
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................   $  67,436       $  78,118       $  96,560
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...............................................      20,000          20,000          20,000
  Shareholder and system servicing fees.........................       7,500           7,500           7,500
  Trustees' fees................................................       2,000           2,000           2,000
  Investment advisory fees (Note 2).............................       1,175           1,335           1,556
  Custody.......................................................         200             200             200
  Other.........................................................       2,000           2,000           2,000
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES................................................      32,875          33,035          33,256
  Less: Expense reimbursement (Note 2)..........................     (31,112)        (31,032)        (30,922)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES..................................................       1,763           2,003           2,334
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...........................................      65,673          76,115          94,226
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from sales........................................     221,231         428,589         247,143
     Cost of securities sold....................................     219,930         430,417         252,749
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)......................................       1,301          (1,828)         (5,606)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year..........................................      12,989          19,342          36,813
     End of year................................................      (4,686)         (6,197)         19,427
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION (DEPRECIATION)........     (17,675)        (25,539)        (17,386)
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS.........................................     (16,374)        (27,367)        (22,992)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS..........................   $  49,299       $  48,748       $  71,234
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998                                         1996        1995(a)
---------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................................   $   65,673    $   12,428
  Net realized gain (loss)....................................................        1,301          (358)
  (Increase) decrease in net unrealized depreciation..........................      (17,675)       12,989
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS......................................       49,299        25,059
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................................      (78,270)           --
  Net realized gain...........................................................         (943)           --
---------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                         (79,213)           --
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares............................................      239,165     1,000,000
  Net asset value of shares issued for reinvestment of dividends                     79,213            --
  Cost of shares reacquired...................................................       (9,692)       (1,261)
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.........................      308,686       998,739
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS........................................................      278,772     1,023,798
NET ASSETS:
  Beginning of year...........................................................    1,023,798            --
---------------------------------------------------------------------------------------------------------
  END OF YEAR*................................................................   $1,302,570    $1,023,798
---------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:............................           --       $12,428
---------------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31,

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000                                         1996        1995(a)
---------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................................   $   76,115    $   12,592
  Net realized loss...........................................................       (1,828)       (1,210)
  (Increase) decrease in net unrealized depreciation..........................      (25,539)       19,342
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS......................................       48,748        30,724
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................................      (88,804)           --
---------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...................      (88,804)           --
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares............................................      504,039     1,000,000
  Net asset value of shares issued for reinvestment of dividends..............       88,804            --
  Cost of shares reacquired...................................................      (17,510)       (1,257)
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.........................      575,333       998,743
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS........................................................      535,277     1,029,467
NET ASSETS:
  Beginning of year...........................................................    1,029,467            --
---------------------------------------------------------------------------------------------------------
  END OF YEAR*................................................................   $1,564,744    $1,029,467
---------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:............................           --       $12,592
---------------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31,

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005                                         1996        1995(a)
---------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................................   $   94,226    $   13,259
  Net realized loss...........................................................       (5,606)       (1,868)
  Increase (decrease) in net unrealized appreciation..........................      (17,386)       36,813
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS......................................       71,234        48,204
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................................     (106,679)           --
---------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...................     (106,679)           --
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares............................................    1,100,998     1,002,907
  Net asset value of shares issued for reinvestment of dividends..............      106,679            --
  Cost of shares reacquired...................................................     (167,911)       (1,190)
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.........................    1,039,766     1,001,717
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS........................................................    1,004,321     1,049,921
NET ASSETS:
  Beginning of year...........................................................    1,049,921            --
---------------------------------------------------------------------------------------------------------
  END OF YEAR *...............................................................   $2,054,242    $1,049,921
---------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:............................       $1,326       $13,259
---------------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 1998 ("Series 1998"), Zero Coupon Bond Fund Portfolio Series 2000 ("Series 2000") and Zero Coupon Bond Fund Portfolio Series 2005 ("Series 2005"), (collectively the "Portfolios"), are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and ten other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap and Equity Income Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $169, $97, and $520, were reclassified to paid-in capital for Series 1998, Series 2000, and Series 2005, respectively. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Portfolios. The Portfolios pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Mutual Funds Management, Inc. ("SBMFM"). Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     For the year ended December 31, 1996, Travelers Insurance has agreed to reimburse Series 1998, Series 2000, and Series 2005 for expenses in the amount of $31,112, $31,032, and $30,922, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                     SERIES 1998     SERIES 2000     SERIES 2005
----------------------------------------------------------------------------------------------------------------
Purchases..........................................................   $ 431,724       $ 906,231      $ 1,171,865
Sales..............................................................     221,231         428,589          247,143
----------------------------------------------------------------------------------------------------------------

     At December 31, 1996, for Federal income tax purposes, the aggregate unrealized appreciation and depreciation of investments were approximately as follows:

                                                                      SERIES 1998     SERIES 2000     SERIES 2005
-----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation.......................................    $ 1,305        $   6,458       $  37,777
Gross unrealized depreciation.......................................     (5,991)         (12,655)        (18,350)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..........................    $(4,686)       $  (6,197)      $  19,427
-----------------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     As of December 31, 1996, the Portfolios had no open repurchase agreements.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the Schedule of Investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Portfolios had no open futures contracts.

     6.  STRIPPED SECURITIES

     Each Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped Securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped Securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, Series 2000 and Series 2005 had, for Federal income tax purposes, approximately $700 and $7,500, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                                                       2003       2004
-------------------------------------------------------------------------------------------------------
Series 2000.........................................................................  $  700         --
Series 2005.........................................................................   1,900     $5,600
-------------------------------------------------------------------------------------------------------

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED              YEAR ENDED
                                                              DECEMBER 31, 1996     DECEMBER 31, 1995(a)
--------------------------------------------------------------------------------------------------------
SERIES 1998
Shares sold................................................         23,525                 100,000
Shares issued on reinvestment..............................          7,906                      --
Shares redeemed............................................           (944)                   (125)
--------------------------------------------------------------------------------------------------------
Net Increase...............................................         30,487                  99,875
--------------------------------------------------------------------------------------------------------
SERIES 2000
Shares sold................................................         50,040                 100,000
Shares issued on reinvestment..............................          8,881                      --
Shares redeemed............................................         (1,710)                   (124)
--------------------------------------------------------------------------------------------------------
Net Increase...............................................         57,211                  99,876
--------------------------------------------------------------------------------------------------------
SERIES 2005
Shares sold................................................        111,855                 100,281
Shares issued on reinvestment..............................         10,654                      --
Shares redeemed............................................        (16,627)                   (117)
--------------------------------------------------------------------------------------------------------
Net Increase...............................................        105,882                 100,164
--------------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year:

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998                                          1996     1995(a)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............................................   $10.25    $10.00
----------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (b)......................................................     0.53      0.12
  Net realized and unrealized gain (loss)........................................    (0.13)     0.13
----------------------------------------------------------------------------------------------------
Total Income From Operations.....................................................     0.40      0.25
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................................................    (0.65)       --
  Net realized gains.............................................................    (0.01)       --
----------------------------------------------------------------------------------------------------
Total Distributions..............................................................    (0.66)       --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................................................   $ 9.99    $10.25
----------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................................................     3.94%     2.50%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR ( 000'S).................................................   $1,303    $1,024
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (b)(c)................................................................     0.15%     0.15%+
  Net investment income..........................................................     5.64      5.55+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................................................       19%       20%
----------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(b) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $31,112 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.24 and the expense ratio would have been 2.82%.
(c) The expense ratio for the period ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratio would have been 6.51% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000                                          1996     1995(a)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............................................   $10.31    $10.00
----------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (b)......................................................     0.50      0.13
  Net realized and unrealized gain (loss)........................................    (0.22)     0.18
----------------------------------------------------------------------------------------------------
Total Income From Operations.....................................................     0.28      0.31
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................................................    (0.63)       --
----------------------------------------------------------------------------------------------------
Total Distributions..............................................................    (0.63)       --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................................................   $ 9.96    $10.31
----------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................................................     2.76%     3.10%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................................................   $1,565    $1,029
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (b)(c)................................................................     0.15%     0.15%+
  Net investment income..........................................................     5.74      5.61+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................................................       33%       34%
----------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(b) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $31,032 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.20 and the expense ratio would have been 2.49%.
(c) The expense ratio for the period ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratio would have been 6.51% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005                                          1996     1995(a)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............................................   $10.48    $10.00
----------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (b)......................................................     0.48      0.13
  Net realized and unrealized gain (loss)........................................    (0.38)     0.35
----------------------------------------------------------------------------------------------------
Total Income From Operations.....................................................     0.10      0.48
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................................................    (0.61)       --
----------------------------------------------------------------------------------------------------
Total Distributions..............................................................    (0.61)       --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................................................   $ 9.97    $10.48
----------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................................................     0.90%     4.80%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................................................   $2,054    $1,050
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (b)(c)................................................................     0.15%     0.15%+
  Net investment income..........................................................     6.14      5.89+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................................................       17%       23%
----------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(b) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $30,922 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.15 and the expense ratio would have been 2.17%.
(c) The expense ratio for the period ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratio would have been 6.48% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities of the Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust, including the schedules of investments as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996 and 1995. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and also with brokers for the Zero Coupon Bond Fund Portfolio Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

                               Investment Advisor

    THE TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIO SERIES 1998, ZERO COUPON BOND FUND PORTFOLIO SERIES 2000 AND ZERO COUPON BOND FUND PORTFOLIO
                                  SERIES 2005

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                            Independent Accountants

                            COOPERS & LYBRAND L.L.P.

                             Hartford, Connecticut

                                   Custodian

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Annual) (12-96) Printed in U.S.A.

                                     PART C


                               OTHER INFORMATION



Item 24.  Financial Statements and Exhibits


(a) The financial statements of the Registrant and the Report of Independent Accountants are contained in the applicable Fund's Annual Report which is incorporated in the Statement of Additional Information by reference. The Registrant's financial statements for the period ended
       December 31, 1996 include:


              U.S. GOVERNMENT SECURITIES PORTFOLIO
              SOCIAL AWARENESS STOCK PORTFOLIO
              UTILITIES PORTFOLIO
              ZERO COUPON BOND FUND PORTFOLIOS - SERIES 1998, 2000 and 2005 MFS EMERGING GROWTH PORTFOLIO
              FEDERATED HIGH YIELD PORTFOLIO
              FEDERATED STOCK PORTFOLIO
              LAZARD INTERNATIONAL STOCK PORTFOLIO
              TRAVELERS QUALITY BOND PORTFOLIO
              LARGE CAP PORTFOLIO
              EQUITY INCOME PORTFOLIO
              MID-CAP DISCIPLINED EQUITY FUND


              Statements of Assets and Liabilities as of December 31, 1996 Statements of Operations for the applicable period ended December
                 31, 1996
              Statements of Changes in Net Assets for the applicable periods ended December 31, 1996 and 1995
              Statements of Investments as of December 31, 1996
              Notes to Financial Statements

 (b) Exhibits

      1. Agreement and Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 3, 1996.)

      2. By-Laws. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

   5(a). Investment Advisory Agreement between the U.S. Government Securities Portfolio and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

   5(b). Investment Advisory Agreement between the Social Awareness Stock Portfolio and Smith Barney Mutual Fund Management Inc. (Incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

   5(c). Investment Advisory Agreement between the Utilities Portfolio and Smith Barney Mutual Fund Management Inc. (Incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

   5(d). Investment Advisory Agreement between the Zero Coupon Bond Fund Portfolios of The Trust and Travelers Asset Management
               International Corporation.   (Incorporated herein by reference
               to Exhibit 5(d) to Post-Effective Amendment No. 12 to the Registration Statement on N-1A filed on June 2, 1995.)

   5(e). Investment Advisory Agreement between MFS Emerging Growth Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(f). Investment Advisory Agreement between Federated High Yield Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(g). Investment Advisory Agreement between Federated Stock Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(h). Investment Advisory Agreement between Lazard International Stock Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(i). Investment Advisory Agreement between Large Cap Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(j). Investment Advisory Agreement between Equity Income Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(k). Investment Advisory Agreement between Travelers Quality Bond Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(l). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Massachusetts Financial Services Company as Subadviser to MFS Emerging Growth Portfolio. (Incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(m). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Federated Investment Counseling as Subadviser to Federated High Yield Portfolio. Incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(n). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Federated Investment Counseling as Subadviser to Federated Stock Portfolio. (Incorporated herein by reference to Exhibit 5(n) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(o). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Lazard Freres Asset Management as Subadviser to Lazard International Stock Portfolio. (Incorporated herein by reference to Exhibit 5(o) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(p). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Fidelity Management & Research Company as Subadviser to Equity Income Portfolio and Large Cap Portfolio. (Incorporated herein by reference to Exhibit 5(p) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(q). Sub-Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. (Incorporated herein by reference to Exhibit 5(q) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(r). Sub-Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. (Incorporated herein by reference to Exhibit 5(r) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(s). Investment Advisory Agreement between The Mid Cap Disciplined Equity Fund of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(s) to Post-Effective Amendment No. 17 to the Registration Statement on N-1A filed on October 31, 1996.)

   5(t). Sub-Advisory Agreement between Travelers Asset Management International Corporation and The Travelers Investment Management Company, as Subadviser to the Mid-Cap Disciplined Equity Fund. (Incorporated herein by reference to Exhibit 5(t) to Post-Effective Amendment No. 17 to the Registration Statement on N-1A filed on October 31, 1996.)

   8(a). Custody Agreement between the Registrant and Chase Manhattan Bank, N.A., Brooklyn, New York.

   8(b). Custody Agreement between the Registrant and PNC Bank. (Incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   8(c). Custody Agreement between the Registrant and Bank of New York. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   8(d). Custody Agreement between the Registrant and Barclays Bank PLC. To be filed by amendment.

   8(e). Custody Agreement between the Registrant and Brown Brothers Harriman & Co. (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(a). Transfer and Recordkeeping Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

   9(b). Amendment to Transfer and Recordkeeping Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(c). Transfer Agent Agreement between Fidelity Investments Institutional Operations Company and the Equity Income Portfolio and Large Cap Portfolio of the Registrant. Incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(d). Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(e). Service Agent Agreement between Fidelity Service Company and the Equity Income Portfolio and Large Cap Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(f). Participation Agreement between the Registrant and The Travelers Insurance Company.

     10. Opinion and Consent of Counsel. (Incorporated herein by reference to the Registrant's most recent Rule 24f-2 Notice filing on February 28, 1997.)

  11(a).       Consent of Coopers & Lybrand L.L.P., Independent Accountants.

               Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

               Consent of Price Waterhouse LLP, Independent Accountants.

  11(b). Powers of Attorney authorizing Ernest J. Wright, Secretary or Kathleen A. McGah, Assistant Secretary as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

               Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone. (incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on February 24, 1997.)

     27.       Financial Data Schedule.

Item 25.  Persons Controlled By or Under Common Control With the Registrant

Not Applicable.



Item 26.  Number of Holders of Securities

                                           Number of Record Holders
Title of Class                             as of February 21, 1997
--------------                             ----------------------------
Shares of beneficial interest,                      Nine (9)
without par value



Item 27.  Indemnification

Provisions for the indemnification of the Series Trust's Trustees and officers are contained in and are incorporated by reference to the Series Trust's Declaration of Trust, which was filed with Post-Effective Amendment No. 13 to this Registration Statement as Exhibit 1.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisers

U.S. GOVERNMENT SECURITIES PORTFOLIO
ZERO COUPON BOND PORTFOLIOS (SERIES 1998, 2000, 2005)
LARGE CAP PORTFOLIO
EQUITY INCOME PORTFOLIO
TRAVELERS QUALITY BOND PORTFOLIO
LAZARD INTERNATIONAL STOCK PORTFOLIO
MFS EMERGING GROWTH PORTFOLIO
FEDERATED HIGH YIELD PORTFOLIO
FEDERATED STOCK PORTFOLIO
MID CAP DISCIPLINED EQUITY PORTFOLIO

Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Investment Adviser for the above Portfolios of The Travelers Series Trust, are set forth in the following table:

Name                               Position with TAMIC                    Other Business
----                               -------------------                    --------------
Marc P. Weill                      Director and Chairman                  Senior Vice President**
                                                                          Chief Investment Officer

David A. Tyson                     Director, President and                Senior Vice President*
                                   Chief Investment Officer

Joseph E. Rueli, Jr.               Director, Vice President and           Vice President*
                                   Chief Financial Officer

F. Denney Voss                     Director and Senior Vice               Senior Vice President*
                                   President

John R. Britt                      Director and Secretary                 Assistant Secretary *

Joseph Mullally                    Senior Vice President                  Vice President*

Sandip A. Bhagat                   Senior Vice President                  Director and President,
                                                                          The Travelers Investment
                                                                          Management Company

Kent A. Kelley                     Senior Vice President                  Director and Chief Executive
                                                                          Office, The Travelers Invest-
                                                                          ment Management Company

David Amaral                       Vice President                         Assistant Director*

John R. Calcagni                   Vice President                         Second Vice President*

Gene Collins                       Vice President                         Vice President*

Edward Hinchliffe III              Vice President and Cashier             Cashier*

Kathryn D. Karlic                  Vice President                         Vice President*

David R. Miller                    Vice President                         Vice President*

Emil J. Molinaro                   Vice President                         Vice President*

Jordan M. Stitzer                  Vice President                         Vice President*

William H. White                   Treasurer                              Vice President and Treasurer*

Charles B. Chamberlain             Assistant Treasurer                    Assistant Treasurer*

George C. Quaggin, Jr.             Assistant Treasurer                    Assistant Treasurer*

Marla A. Berman                    Assistant Secretary                    Assistant Secretary**

Patricia A. Uzzel                  Compliance Officer                     Assistant Director*

Frank J. Fazzina                   Controller                             Director*

* Positions are held with The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183.
** Positions are held with Travelers Group Inc. , 388 Greenwich Street, New
   York, N.Y. 10013.

SOCIAL AWARENESS STOCK PORTFOLIO
UTILITIES PORTFOLIO

Officers and Directors of Smith Barney Mutual Funds Management Inc. (SBMFM), the Investment Adviser for the Social Awareness Stock Portfolio and Utilities Portfolio of the Series Trust, are set forth in the following table:


Name                               Position with SBMFM*                    Other Business
----                               --------------------                    --------------
Jessica Bibliowicz                 Chairman and Chief                      Executive Vice President of
                                   Executive Officer                       Smith Barney Inc.  ("Smith
                                                                           Barney"); Director and/or
                                                                           President of certain investment
                                                                           companies sponsored by Smith
                                                                           Barney.

Heath B. McLendon                  Director and President                  Managing Director of Smith
                                                                           Barney; Director of certain
                                                                           investment companies sponsored
                                                                           by Smith Barney


Lewis E. Daidone                   Director and Senior                     Managing Director of Smith
                                   Vice President                          Barney, Senior Vice President
                                                                           and Treasurer of certain
                                                                           investment companies sponsored
                                                                           by Smith Barney

A. George Saks                     Director                                Managing Director and General
                                                                           Counsel of Smith Barney

Bruce D. Sargent                   Director and Vice                       Managing Director of Smith
                                   President                               Barney; Vice President and
                                                                           Director of certain investment
                                                                           companies sponsored by Smith
                                                                           Barney

Michael J. Day                     Treasurer                               Managing Director of Smith
                                                                           Barney

Christina T. Sydor                 General Counsel and                     Managing Director of Smith
                                   Secretary                               Barney and Secretary of certain
                                                                           investment companies sponsored
                                                                           by Smith Barney

* Address:  388 Greenwich Street, New York, N.Y. 10013

Executive Officers and Directors of Massachusetts Financial Services Company, the Sub-Adviser to MFS Emerging Growth Portfolio of the Registrant, are set forth in the following table:


                                    Position with MFS
Name                                Financial Services Co.                       Other Business
----                                ----------------------                       --------------
Keith Brodkin                       Director and Chairman                            -

Jeffrey L. Shames                   Director and President                           -

Arnold D. Scott                     Director, Senior Executive                       -
                                       Vice President and Secretary

John R. Gardner                     Director                                     President
                                                                                 Sun Life Assurance Company

John D. McNeil                      Director                                     Chairman
                                                                                 Sun Life Assurance Company

Bruce C. Avery                      Executive Vice President                         -

William S. Harris                   Executive Vice President                         -

William W. Scott, Jr.               Executive Vice President                         -

Patricia A. Zlotin                  Executive Vice President                         -

Stephen E. Cavan                    Senior Vice President, General                   -
                                      Counsel and Assistant Secretary                -

Joseph W. Dello Russo               Senior Vice President, Chief                     -
                                      Financial Officer and Treasurer                -

Robert T. Burns                     Vice President, Associate General                -
                                      Counsel and Assistant Secretary                -

Thomas B. Hastings                  Vice President and Assistant Treasurer           -

Lazard Freres & Co. LLC, serves as the investment subadviser to the Lazard International Stock Portfolio. Lazard Freres is a limited liability company, an organization for which its management is provided by General Members. Lazard Freres Asset Management is a division of Lazard Freres & Co. LLC.

                                           Position with Lazard
Name                                       Freres & Co. LLC                            Other Business
----                                       --------------------                        --------------
Michel A. David-Weill                      General Member                                     -
William R. Araskog                         General Member                                     -
Frederick H. Betrue                        General Member                                     -
David G. Braunechvig                       General Member                                     -
Patrick J. Callahan, Jr.                   General Member                                     -
John V. Doyle                              General Member                                     -
Charles R. Dreifus                         General Member                                     -
Thomas F. Dunn                             General Member                                     -
Noman Eig                                  General Member                                     -
Peter R. Ezersky                           General Member                                     -
Jonathan F. Foster                         General Member                                     -
Albert H. Garner                           General Member                                     -
James S. Gold                              General Member                                     -
Jeffrey A. Golman                          General Member                                     -
Steven J. Golub                            General Member                                     -
Herbert W. Gullquist                       General Member                                     -
Thomas R. Haack                            General Member                                     -
Jay R. Harris                              General Member                                     -
Melvin L. Heineman                         General Member                                     -
Kenneth M. Jacobs                          General Member                                     -
Jonathan H. Kagan                          General Member                                     -
James L. Kempner                           General Member                                     -
Sandra A. Lamb                             General Member                                     -
Edgar D. Lagaspi                           General Member                                     -
Michael S. Lise                            General Member                                     -
William R. Loomis, Jr.                     General Member                                     -
Jesses R. Lovejoy                          General Member                                     -
Matthew J. Lustig                          General Member                                     -
Philippe L. Magistretti                    General Member                                     -
Damon Mezzacappa                           General Member                                     -
Christina A.Mohr                           General Member                                     -
Robert P. Morgenthau                       General Member                                     -
Steven J. Niemczyk                         General Member                                     -
Hamish W. M. Norton                        General Member                                     -
Jonathan O'Herron                          General Member                                     -
James A. Paduano                           General Member                                     -
Louis Perlmutter                           General Member                                     -
Robert E. Pell, Jr.                        General Member                                     -
Leter Pollack                              General Member                                     -
Michael J. Price                           General Member                                     -
Steven L. Rattner                          General Member                                     -
John R. Reese                              General Member                                     -
John R. Reinsberg                          General Member                                     -
Louis G. Rice                              General Member                                     -
Luis E. Rinaldini                          General Member                                     -
Bruno M. Roger                             General Member                                     -
Felix G. Rohatyn                           General Member                                     -
Michael S. Rome                            General Member                                     -

                                           Position with Lazard
Name                                       Freres & Co. LLC                            Other Business
----                                       --------------------                        --------------
Gerald Rosenfeld                           General Member                                     -
Peter L. Smith                             General Member                                     -
Arthur P. Soloman                          General Member                                     -
Michael B. Solomon                         General Member                                     -
Edouard M. Stern                           General Member                                     -
Paul A. Street                             General Member                                     -
John S. Tamagni                            General Member                                     -
David L. Tashjian                          General Member                                     -
Joseph M. Thomas                           General Member                                     -
Donald A. Wagner                           General Member                                     -
Ali E. Wambold                             General Member                                     -
Michael A. Wildish                         General Member                                     -
Kendrick R. Wilson, III                    General Member                                     -
Alexander B. Zagoreos                      General Member                                     -

Executive Officers and Directors of Federated Investment Counseling, the Sub-Adviser to Federated Stock Portfolio and Federated High Yield Portfolio of the Registrant, are set forth in the following table:

                                           Position with Federated
Name                                       Investment Counseling                       Other Business
----                                       ---------------------                       --------------
John F. Donahue                            Trustee                                            -

J. Christopher Donahue                     Trustee                                            -

Henry J. Gailliot                          Trustee and Chairman                               -

Mark L. Mallon                             Trustee and President                              -

John W. McGonigle                          Trustee                                            -

Mark D. Olson                              Trustee                                            -

J. Alan Minteer                            Senior Vice President                              -

Robert J. Ostrowski                        Senior Vice President                              -

G. Michael P. Cullen                       Vice President                                     -

Michael P. Donnelly                        Vice President                                     -

Edward C. Gonzales                         Vice President                                     -

Stephen A. Keen                            Vice President and Secretary                       -

Robert K. Kinsey                           Vice President                                     -

Charles A. Ritter                          Vice President                                     -

Christopher J. Smith                       Vice President                                     -

Edward J. Tiedge                           Vice President                                     -

Donna M. Fabiano                           Assistant Vice President                           -

Thomas R. Donahue                          Treasurer and Assistant Secretary                  -

Joseph M. Huber                            Assistant Secretary                                -

David M. Taylor                            Assistant Secretary                                -

Richard B. Fisher                          Assistant Treasurer                                -

Executive Officers and Directors of Fidelity Management & Research Company, the Sub-Adviser to Equity Income Portfolio and Large Cap Portfolio of the Registrant, are set forth in the following table:

                                           Position with Fidelity
Name                                       Management & Research                       Other Business
----                                       ---------------------                       --------------
J. Gary Burkhead                           Director, President                                -

Edward C. Johnson 3d                       Director, Chairman of the Board                    -

Peter S. Lynch                             Director, Vice Chairman of the Board               -

Fred Henning, Jr.                          Senior Vice President                              -

Richard B. Fentin                          Senior Vice President                              -

Richard Haberman                           Senior Vice President                              -

William J. Hayes                           Senior Vice President                              -

Robert A. Lawrence                         Senior Vice President                              -

Arthur S. Loring                           Senior Vice President, Clerk and                   -
                                                General Counsel                               -

Robert E. Stansky                          Senior Vice President                              -

Beth F. Terrana                            Senior Vice President                              -

George A. Vanderheiden                     Senior Vice President                              -

Stephen P. Jonas                           Vice President and Treasurer                       -

MID CAP DISCIPLINED EQUITY FUND

Officers and Directors of The Travelers Investment Management Company (TIMCO), the Sub-Adviser to the Mid Cap Disciplined Equity Fund of the Registrant, are set forth in the following table:


Name                                       Position with TIMCO                    Other Business
----                                       -------------------                    --------------
Jeffrey B. Lane                            Director and Chairman                  Vice Chairman
                                                                                  Smith Barney Inc.*

Kent A. Kelley                             Director and Chief**                   Not Applicable
                                           Executive Officer

Sandip A. Bhagat                           Director and President**               Not Applicable

Heath B. McLendon                          Director                               Managing Director
                                                                                  Smith Barney Inc.*

Jacob E. Hurwitz                           Senior Vice President**                Not Applicable

Emil Molinaro                              Vice President                         Vice President
                                                                                  Travelers Group Inc.**

Daniel Willey                              Vice President**                       Not Applicable

Gloria G. Williams                         Assistant Vice President**             Not Applicable

Michael F. Rosenbaum                       Corporate Secretary                    Associate General Counsel
                                                                                  Smith Barney Inc.*

Michael Day                                Treasurer                              Managing Director
                                                                                  Smith Barney Inc.*


 *Address: Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 **Address: One Tower Square, Hartford, Connecticut 01683

Item 29.  Principal Underwriter

Not Applicable.


Item 30.  Location of Accounts and Records

       (1)    Smith Barney Mutual Funds Management Inc.
              388 Greenwich Street
              New York, NY 10013

       (2) Fidelity Investments Institutional Operations Company 82 Devonshire Street
              Boston, MA 02109

       (3)    Fidelity Service Company
              82 Devonshire Street
              Boston, MA 02109

       (4)    Chase Manhattan Bank, N.A.
              Chase MetroTech Center
              Brooklyn, NY

       (5)    PNC Bank, N.A.
              200 Stevens Drive
              Lester, PA 19113

       (6)    Barclay's Bank, PLC
              75 Wall Street
              New York, NY 10265

       (7)    Brown Brothers Harriman & Company
              40 Water Street
              Boston, MA 02109


Item 31.  Management Services

Not Applicable.


Item 32.  Undertakings

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Travelers Series Trust, certifies that it meets all the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, State of Connecticut, on April __, 1997.


                          THE TRAVELERS SERIES TRUST
                          --------------------------
                                 (Registrant)



                                         By: *HEATH B. McLENDON
                                             ---------------------------------
                                              Heath B. McLendon
                                              Chairman, Board of Trustees


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on April __, 1997.


*HEATH B. McLENDON                                       Chairman of the Board
---------------------------------------
 (Heath B. McLendon)

*KNIGHT EDWARDS                                          Trustee
---------------------------------------
 (Knight Edwards)

*ROBERT E. McGILL, III                                   Trustee
---------------------------------------
 (Robert E. McGill, III)

*LEWIS MANDELL                                           Trustee
---------------------------------------
 (Lewis Mandell)

*FRANCES M. HAWK                                         Trustee
---------------------------------------
 (Frances M. Hawk)

*LEWIS E. DAIDONE                                        Treasurer
---------------------------------------
 (Lewis E. Daidone)



*By: Ernest J. Wright, Attorney-in-Fact
     Secretary, Board of Trustees

                                 EXHIBIT INDEX

Exhibit
  No.                Description                                                                Method of Filing
-------              -----------                                                                ----------------
      1.         Agreement and Declaration of Trust.  (Incorporated
                 herein by reference to Exhibit 1 to Post-Effective
                 Amendment No. 13 to the Registration Statement on
                 Form N-1A, filed April 3, 1996.)

      2. By-Laws. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 13 to the Registration
                 Statement on Form N-1A, filed April 3, 1996.)

   5(a).         Investment Advisory Agreement between the U.S.
                 Government Securities Portfolio and Travelers Asset
                 Management International Corporation. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective
                 Amendment No. 13 to the Registration Statement on
                 Form N-1A, filed April 3, 1996.)

   5(b).         Investment Advisory Agreement between the
                 Social Awareness Stock Portfolio and Smith Barney
                 Mutual Fund Management Inc. (Incorporated herein by reference to Exhibit 5(b) to Post-Effective
                 Amendment No. 11 to the Registration Statement on
                 Form N-1A filed on April 25, 1995.)

   5(c).         Investment Advisory Agreement between the
                 Utilities Portfolio and Smith Barney Mutual Fund
                 Management Inc. (Incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

   5(d).         Investment Advisory Agreement between the
                 Zero Coupon Bond Fund Portfolios of The Trust and
                 Travelers Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(d) to Post-
                 Effective Amendment No. 12 to the Registration
                 Statement on Form N-1A filed on June 2, 1995.)

   5(e).         Investment Advisory Agreement between MFS
                 Emerging Growth Portfolio of the Registrant and
                 Travelers Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   5(f).         Investment Advisory Agreement between
                 Federated High Yield Portfolio of the Registrant and
                 Travelers Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

Exhibit
  No.                Description                                                                Method of Filing
-------              -----------                                                                ----------------
   5(g).         Investment Advisory Agreement between
                 Federated Stock Portfolio of the Registrant and Travelers
                 Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(g) to
                 Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   5(h).         Investment Advisory Agreement between
                 Lazard International Stock Portfolio of the Registrant and
                 Travelers Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   5(i).         Investment Advisory Agreement between Large
                 Cap Portfolio of the Registrant and Travelers Asset
                 Management International Corporation. (Incorporated herein by reference to Exhibit 5(i) to Post-Effective
                 Amendment No. 16 to the Registration Statement on
                 N-1A filed on July 31, 1996.)

   5(j).         Investment Advisory Agreement between Equity
                 Income Portfolio of the Registrant and Travelers Asset
                 Management International Corporation. (Incorporated herein by reference to Exhibit 5(j) to Post-Effective
                 Amendment No. 16 to the Registration Statement on
                 N-1A filed on July 31, 1996.)

   5(k).         Investment Advisory Agreement between Travelers
                 Quality Bond Portfolio of the Registrant and Travelers Asset
                 Management International Corporation. (Incorporated herein by reference to Exhibit 5(k) to Post-Effective
                 Amendment No. 16 to the Registration Statement on
                 N-1A filed on July 31, 1996.)

   5(l).         Sub-Advisory Agreement between Travelers Asset
                 Management International Corporation and Massachusetts
                 Financial Services Company as Subadviser to MFS Emerging
                 Growth Portfolio. (Incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   5(m).         Sub-Advisory Agreement between Travelers Asset
                 Management International Corporation and Federated
                 Investment Counseling as Subadviser to Federated High
                 Yield Portfolio. (Incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

Exhibit
  No.                Description                                                                Method of Filing
-------              -----------                                                                ----------------
   5(n).         Sub-Advisory Agreement between Travelers
                 Asset Management International Corporation and
                 Federated Investment Counseling as Subadviser to
                 Federated Stock Portfolio.  (Incorporated herein by
                 reference to Exhibit 5(n) to Post-Effective Amendment
                 No. 16 to the Registration Statement on N-1A filed on
                 July 31, 1996.)

   5(o).         Sub-Advisory Agreement between Travelers Asset
                 Management International Corporation and Lazard Freres
                 Asset Management as Subadviser to Lazard International
                 Stock Portfolio. (Incorporated herein by reference to Exhibit 5(o) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   5(p).         Sub-Advisory Agreement between Travelers Asset
                 Management International Corporation and Fidelity
                 Management & Research Company as Subadviser to
                 Equity Income Portfolio and Large Cap Portfolio.
                 (Incorporated herein by reference to Exhibit 5(p) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   5(q).         Sub-Subadvisory Agreement between Fidelity
                 Management & Research Company and Fidelity
                 Management & Research (U.K.) Inc. (Incorporated herein by reference to Exhibit 5(q) to Post-Effective Amendment
                 No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(r).         Sub-Subadvisory Agreement between Fidelity
                 Management & Research Company and Fidelity
                 Management & Research (Far East) Inc. (Incorporated herein by reference to Exhibit 5(r) to Post-Effective
                 Amendment No. 16 to the Registration Statement on
                 N-1A filed on July 31, 1996.)

   5(s).         Investment Advisory Agreement between The Mid-Cap
                 Disciplined Equity Fund of the Registrant and
                 Travelers Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(s) to Post-
                 Effective Amendment No. 17 to the Registration Statement on N-1A filed on October 31, 1996.)

   5(t).         Sub-Advisory Agreement between Travelers
                 Asset Management International Corporation and
                 The Travelers Investment Management Company, as Subadviser to the Mid-Cap Disciplined Equity Fund.
                 (Incorporated herein by reference to Exhibit 5(t) to Post-
                 Effective Amendment No. 17 to the Registration Statement on N-1A filed on October 31, 1996.)

Exhibit
  No.                Description                                                                Method of Filing
-------              -----------                                                                ----------------
   8(a).         Custody Agreement between the Registrant and                                   Electronically
                 Chase Manhattan Bank, N.A., Brooklyn, New York.

   8(b).         Form of Custody Agreement between the Registrant and
                 PNC Bank. (Incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   8(c).         Custody Agreement between the Registrant and
                 Bank of New York. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   8(d).         Custody Agreement between the Registrant and                                   To be filed by
                 Barclays Bank PLC.                                                             amendment

   8(e).         Custody Agreement between the Registrant and Brown
                 Brothers Harriman & Co. (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment
                 No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(a).         Transfer and Recordkeeping Agreement between the
                 Registrant and The Travelers Insurance Company.
                 (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 13 to the Registration
                 Statement on Form N-1A, filed April 3, 1996.)

   9(b). Amendment to Transfer and Recordkeeping Agreement between the Registrant and The Travelers Insurance Company.
                 (Incorporated herein by reference to Exhibit 9(b) to Post-
                 Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(c).         Transfer Agent Agreement between Fidelity Investments
                 Institutional Operations Company and the Equity Income
                 Portfolio and Large Cap Portfolio of the Registrant.
                 (Incorporated herein by reference to Exhibit 9(c) to Post-
                 Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(d).         Administrative Services Agreement between the
                 Registrant and The Travelers Insurance Company.
                 (Incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   9(e).         Service Agent Agreement between Fidelity Service
                 Company and the Equity Income Portfolio and Large
                 Cap Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment
                 No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

Exhibit
  No.                Description                                                                Method of Filing
-------              -----------                                                                ----------------
   9(f).         Participation Agreement between the Registrant and                              Electronically
                 The Travelers Insurance Company.

     10. Opinion and Consent of Counsel. (Incorporated herein by reference to the Registrant's most recent Rule 24f-2
                 Notice filing on February 28, 1997.)

  11(a).         Consent of Coopers & Lybrand L.L.P., Independent                                Electronically
                 Accountants.

                 Consent of KPMG Peat Marwick, LLP, Independent                                  Electronically
                 Certified Public Accountants.

                 Consent of Price Waterhouse, LLP, Independent                                   Electronically
                 Accountants.

  11(b).         Powers of Attorney authorizing Ernest J. Wright,
                 Secretary, or Kathleen A. McGah, Assistant Secretary to be the signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell,
                 Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective
                 Amendment No. 13 to the Registration Statement on
                 Form N-1A, filed April 3, 1996.)

                 Power of Attorney authorizing Ernest J. Wright or
                 Kathleen A. McGah as signatory for Lewis E. Daidone.
                 (Incorporated herein by reference to Exhibit 11(b) to Post-
                 Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on February 24, 1997.)

    27.          Financial Data Schedules.                                                       Electronically